UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2012 – December 31, 2012

Item 1. Reports to Shareholders.

ANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

SMALL-CAP

DIVERSIFIED

Royce Pennsylvania Mutual Fund

Royce Low-Priced Stock Fund

Royce Heritage Fund

Royce Value Plus Fund

FOCUSED

Royce Premier Fund

Royce Special Equity Fund

Royce Value Fund

Royce 100 Fund

TOTAL RETURN

Royce Total Return Fund

Royce Dividend Value Fund

MICRO-CAP

Royce Micro-Cap Fund

Royce Opportunity Fund

GLOBAL/INTERNATIONAL

Royce Global Value Fund

Royce International
Smaller-Companies Fund

www.roycefunds.com

Online Update

Visit www.roycefunds.com for Fund performance information, special messages and commentary from Co-CIOs Chuck Royce, Whitney George and other portfolio managers, news, literature and tools to help you better understand and compare our Funds.

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[1] Any direct Royce Funds IRA investor who chooses eDelivery of prospectuses, financial reports, and RWord will be exempt from the $15 annual IRA maintenance fee. (We will continue to also waive the fee for investors with more than $20,000 invested in Royce IRAs at the time the fee is charged, and for new transfer and rollover accounts in their first year.)

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Financial Professionals
Login to our Financial Professional website to access up-to-date research, insights and whitepapers including:

What’s in a Name? How Small-Caps Have Evolved
While the adoption of small-cap is now wide-spread, there remain differences in how the category is defined in the U.S. and abroad.

Consider Micro-Caps: Why Now Might be a Good Time
Low expectations, a history of strong, above-average returns, and solid near-term results may mean the start of something good for the underfollowed and underappreciated micro-cap asset class.
> www.roycefunds.com/research

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• Quarterly Review Book
• Fund Impact and Attribution Reports
• Longitudinal Studies
• Fact Sheets
> www.roycefunds.com/advisors

This page is not part of the 2012 Annual Report to Shareholders

This page is not part of the 2012 Annual Report to Shareholders | 1

Royce Featured Fund Guide

Value-Oriented Small-Cap Offerings Tailored to Specific Investor Needs

INVESTMENT UNIVERSE BREAKDOWN[1]

The size and diversity of the small-company universe make it a unique and fertile area for investment. For 40 years, it has been our primary area of focus. Over that time, this universe has evolved into an established asset class, used by a wide range of investors, including institutions, consultants, advisors, and individuals. Today, there are numerous small-cap and micro-cap indexes and ETFs. Importantly, the continuous regeneration of the asset class, through the entrance of new companies, spin-offs and IPOs, makes it an evergreen source of investment opportunities. This is why we have elected to focus on the smaller-company universe and believe it is ideally suited for a variety of distinct offerings. Our Featured Funds offer broad exposure to this large and diverse universe.

Market Cap
The smaller company universe consists of more than 4,100[1] publicly traded companies in the U.S. (and more than 28,000[1] outside the U.S.). We break it down into two distinct market segments: micro-cap—companies with market caps up to $750 million—and small-cap—companies with market caps between $750 million and $2.5 billion.
     Sorting the universe into two markets is critical because, in our experience, each requires a portfolio approach based primarily on diversification needs. Our portfolio managers share a common investment approach, one that emphasizes paying attention to risk and buying what each thinks are strong businesses at discounted prices, but our portfolios also possess important differences that make each one unique.
     Each portfolio falls within the small-cap universe, in terms of both constituent names and average market cap.

Portfolio Approach
Our portfolio managers possess broad latitude within our investment universe, though in general they seek a combination of quality—measured by the balance sheet and returns on invested capital—and valuation.
     Portfolios that invest more heavily in micro-caps are, in general, more broadly diversified due to liquidity considerations; those that invest primarily in the upper end of the small-cap universe tend to be more focused. In addition, we seek to take advantage of pockets of opportunity, such as dividend-paying companies, low-priced companies, turnarounds, special situations, etc., within each universe.

Diversified Portfolios
A diversified portfolio at Royce is one that generally holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

Focused Portfolios
A focused portfolio at Royce is one that either (i) generally invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

[1] Reuters as of 12/31/12

The Royce Funds invest primarily in micro-cap, small-cap and/or mid-cap stocks, which may involve considerably more risk than investing in larger-cap stocks (Please see “Primary Risks for Fund Investors” in the prospectus). Each Fund may invest a portion of its net assets in foreign securities, which may involve political, economic, currency, and other risks not encountered in U.S. investments (Please see “Investing in Foreign Securities” in the prospectus). Distributor: Royce Fund Services, Inc.

2 | This page is not part of the 2012 Annual Report to Shareholders

This guide is designed to help investors better understand both the different approaches and the common ground among our portfolios. Looking closely at our Featured Funds allows investors to see other important differences—in levels of volatility, sector orientation, and investment themes—within the context of our two key differentiators, namely, market cap and portfolio approach. We think that understanding these differences can inform asset allocation decisions, especially when investors incorporate more than one Royce offering within their portfolios. Listed below are our funds arranged by average market cap. For a complete listing of our Funds and their attributes please visit our website at www.roycefunds.com.

Fund Tools Go online for more tools to help you better understand our Funds. Compare Funds > www.roycefunds.com/compare Prices & Performance > www.roycefunds.com/prices

[1] Only available to existing investors and relationships.

[2] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

This page is not part of the 2012 Annual Report to Shareholders | 3

Performance and Expenses	Through December 31, 2012

	Average Annual Total Returns
							Gross Annual	Net Annual
					40-Year/Since	Inception	Operating	Operating
Fund	1-Year	5-Year	10-Year	20-Year	Inception	Date	Expenses	Expenses

SMALL-CAP

DIVERSIFIED

Royce Pennsylvania Mutual Fund	14.58%	3.86%	10.46%	10.23%	11.79%	n.a.	0.91%	0.91%

Royce Low-Priced Stock Fund	4.48	2.90	9.69	n.a.	11.58	12/15/93	1.58	1.51

Royce Heritage Fund	14.30	5.05	11.12	n.a.	13.34	12/27/95	1.50	1.50

Royce Value Plus Fund	15.25	0.69	12.78	n.a.	11.31	6/14/01	1.45	1.45

FOCUSED

Royce Premier Fund	11.45	5.95	12.57	11.81	12.00	12/31/91	1.09	1.09

Royce Special Equity Fund	15.36	7.34	9.37	n.a.	9.16	5/1/98	1.15	1.15

Royce Value Fund	9.56	3.83	13.23	n.a.	10.47	6/14/01	1.45	1.45

Royce 100 Fund	11.52	4.93	n.a.	n.a.	10.17	6/30/03	1.47	1.47

TOTAL RETURN

Royce Total Return Fund	14.42	3.83	8.87	n.a.	10.72	12/15/93	1.15	1.15

Royce Dividend Value Fund	16.95	6.51	n.a.	n.a.	8.28	5/3/04	1.50	1.50

MICRO-CAP

Royce Micro-Cap Fund	8.01	2.57	11.35	11.49	12.28	12/31/91	1.50	1.50

Royce Opportunity Fund	22.59	4.67	12.02	n.a.	12.22	11/19/96	1.17	1.17

GLOBAL/ INTERNATIONAL

Royce Global Value Fund	11.03	3.57	n.a.	n.a.	5.28	12/29/06	1.77	1.69

Royce International
Smaller-Companies Fund	19.39	n.a.	n.a.	n.a.	5.79	6/30/08	2.15	1.69

INDEX

Russell 2000 Index	16.35	3.56	9.72	8.43	n.a.	n.a.	n.a.	n.a.

Russell Microcap Index	19.75	1.46	8.42	n.a.	n.a.	n.a.	n.a.	n.a.

Russell Global Small Cap Index	17.75	0.19	11.54	n.a.	n.a.	n.a.	n.a.	n.a.

Russell Global ex-U.S. Small Cap Index	18.84	-1.19	13.16	n.a.	n.a.	n.a.	n.a.	n.a.

[1] Not annualized

Important Performance, Expense, and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses, reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, if any, to the extent necessary to maintain net operating expenses at or below: 1.49% for Royce Low-Priced Stock Fund; 1.69% for Royce Global Value and International Smaller-Companies Funds through April 30, 2013; and at or below 1.99% for Royce Global Value and International Smaller-Companies Funds through April 30, 2022. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of the Funds’ Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Funds’ Investment Class. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Global Value and International Smaller-Companies Funds invest a significant portion of their respective assets in foreign companies which may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in foreign securities” in the prospectus.) Therefore, the prices of securities of foreign companies, in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. Distributor: Royce Fund Services, Inc.

4 | This page is not part of the 2012 Annual Report to Shareholders

Portfolio Characteristics	As of December 31, 2012

	Longevity				Average of	% of
	of Fund	Portfolio	Fund Assets	Market Cap	Annualized	Non-U.S.	Portfolio
Fund	(in years)	Approach	(in millions)	Breakdown	Five-Year Returns[1]	Securities	Volatility[2]

SMALL-CAP

DIVERSIFIED

Royce Pennsylvania Mutual Fund	40		$5,891		9.5%	8.0%	Moderate

Royce Low-Priced Stock Fund	19		3,037		10.3	34.1	Higher

Royce Heritage Fund	17		269		9.9	24.7	Higher

Royce Value Plus Fund	11		1,433		9.2	13.4	Higher

FOCUSED

Royce Premier Fund	21		6,689		11.3	13.6	Lower

Royce Special Equity Fund	14		2,928		10.3	0.0	Lower

Royce Value Fund	11		1,330		10.4	17.7	Higher

Royce 100 Fund	9		295		6.2	10.5	Higher

TOTAL RETURN

Royce Total Return Fund	19		4,433		8.3	10.2	Lower

Royce Dividend Value Fund	8		395		5.0	21.1	Lower

MICRO-CAP

Royce Micro-Cap Fund	21		971		10.9	33.7	Moderate

Royce Opportunity Fund	16		1,844		10.2	2.8	Higher

GLOBAL/ INTERNATIONAL

Royce Global Value Fund	6		300		3.3	77.9	Higher

Royce International Smaller-Companies Fund	4		26		n.a.	97.1	Lower

[1]
The Fund’s average of annualized five-year returns is an average of monthly rolling five-year periods and is calculated over the trailing 120 (10 years) five-year periods for all Funds with 10 years of history. For those Funds that do not have 10 years of history, all monthly rolling five-year return periods are included since the Fund’s inception.

[2]
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns, with an emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. Except as noted below, each Fund’s results reflect its score compared with all small-cap objective funds tracked by Morningstar with at least three years of history (374 funds as of 12/31/12). For Royce Global Value Fund, included are all world stock funds with weighted average market-caps of less than $5 billion tracked by Morningstar with at least three years of history (24 funds as of 12/31/12). For Royce International Smaller-Companies Fund, included are all foreign small/mid growth and value stock funds tracked by Morningstar with at least three years of history (65 funds as of 12/31/12). We consider funds whose results rank in the top third of the category to have relatively lower volatility; those in the middle third to have moderate volatility; and those in the bottom third to have higher volatility.

Market Cap Breakdown key: ■ <$750M ■ $750M–$2.5B ■ $2.5B–$15B ■ >$15B Diversified Focused

This page is not part of the 2012 Annual Report to Shareholders | 5

Market Cycle and Risk Adjusted Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. While flourishing in an up market is wonderful, surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both an up and down market period.

Since the inception of the Russell 2000’s index on 12/31/78, there have been 10 full market cycles, with the most recent peaking on 4/29/11. Market cycles are defined as those that have retreated at least 15% from a previous market peak and have rebounded to establish a new peak above the previous one. Each market cycle contains a peak-to-trough and a trough-to-peak period. Interestingly, over the small-cap index’s 30+ year history, each style index—the Russell 2000 Value Index and the Russell 2000 Growth Index—outperformed in five of the 10 full market cycles. In fact, leadership has alternated between growth and value over the last six cycles. If history were to adhere to this pattern, value would lead in the current cycle that began on 4/29/11.

RISK / RETURN PROFILE 10-YEAR PERIOD ENDED DECEMBER 31, 2012

■
For the 10-year period ended 12/31/12, seven out of 10 Royce Funds with 10 years of history outperformed the Russell 2000, while nine of the 10 did so with better risk-adjusted returns and Sharpe ratios.

■	In addition, for the 10-year period ended 12/31/12, three of the 10 Royce Funds outperformed the Russell 2000 with lower volatility.

SMALL-CAP MARKET CYCLE: RUSSELL 2000 INDEXES TOTAL RETURNS

ROYCE U.S. EQUITY FUNDS VS. RUSSELL 2000 INDEX:
MARKET CYCLE RESULTS

	Peak-to-	Peak-to-	Peak-to-
	Peak	Peak	Current
	3/9/00–	7/13/07–	4/29/11
Fund	7/13/07	4/29/11	12/31/12

SMALL-CAP

DIVERSIFIED

Royce Pennsylvania Mutual Fund	207.1%	11.6%	-1.6%

Royce Low-Priced Stock Fund	198.9	27.2	-18.2

Royce Heritage Fund	150.4	25.3	-6.2

Royce Value Plus Fund	n.a.	-3.0	-5.4

FOCUSED

Royce Premier Fund	198.1	29.9	-2.0

Royce Special Equity Fund	227.4	20.8	7.6

Royce Value Fund	n.a.	17.4	-9.3

Royce 100 Fund	n.a.	27.6	-5.5

TOTAL RETURN

Royce Total Return Fund	193.9	6.8	3.6

Royce Dividend Value Fund	n.a.	21.6	3.1

MICRO-CAP

Royce Micro-Cap Fund	197.4	24.9	-13.6

Royce Opportunity Fund	191.8	6.9	-1.1

INDEX

Russell 2000	54.8	6.6	0.6

Russell 2000 Value	189.4	-1.4	3.0

Russell 2000 Growth	-14.8	14.3	-1.7

All performance information above reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted.

6 | This page is not part of the 2012 Annual Report to Shareholders

Letter to Our Shareholders

Men can do nothing without the make-believe of a beginning. – George Eliot

See a Little Light
When seeing out one year and ushering in another, it is important to remember that the calendar, useful though it may be, provides only one way of tracking time. Some people, for example, choose to look to spring for a new beginning, while others, more habituated to the rhythms of the school year, prefer the arrival of fall. The stock market, in all its caprice and unpredictability, most often eschews 12-month spans in favor of its own irregularly paced seasons. So we find ourselves, as we look back on 2012 and peer ahead to 2013, at one of those curious, familiar junctures when the calendar compels a shift that the market seems to have anticipated months before. From our perspective as active small-cap managers, the recent market cycle change was something of a watershed. In fact, it seems very likely to us that the 2012 small-cap low on June 4 signaled the end of the closely correlated, range-bound cycle of the last few years, a cycle that created ample disappointments for those of us committed to high quality, risk management, and long-term absolute returns. It is not yet clear that this June low will prove as auspicious as it looks to us at this writing. Suffice it to say that major market inflection points seldom do any of us the favor of announcing their arrival.
From our perspective as active small-
cap managers, the recent market cycle
change was something of a watershed.
In fact, it seems very likely to us that the
2012 small-cap low on June 4 signaled
the end of the closely correlated, range-
bound cycle of the last few years, a cycle
that created ample disappointments for
those of us committed to high quality,
risk management, and long-term
absolute returns.

This page is not part of the 2012 Annual Report to Shareholders | 7

Charles M. Royce, President

One of the most interesting recent
developments in the equity markets,
particularly in the small-cap space,
has been the persistent disparity
in performance between high- and
low-quality companies. Over longer
periods of time, higher-quality
companies have differentiated
themselves from a performance
standpoint, especially compared
to the lower quality segments of
the market. While the aftermath
of the financial crisis altered this
script, there are signs that the
dynamic is changing.

Historically, lower-quality companies
have tended to demonstrate their
most robust outperformance when
markets are in the initial recovery
phase following a recession or bear
market low. However, once economies
and markets move from recovery to
expansion, the rate of change in these
inputs begins to slow while leadership
tends to rotate back to higher-
quality companies, whose business
fundamentals are more compelling.

Continued on page 10...
Letter to Our Shareholders
     It is equally important to emphasize that our new-found sanguine attitude is contingent on seeing in 2013 more of what we saw in the second half of 2012, particularly in last year’s closing months. During this period, investors were looking more closely at companies that possess sustainable quality in the form of strong balance sheets, high returns on invested capital, steady earnings, and reasonable dividends while paying a bit less attention to high-yield instruments, copiously leveraged stocks, and explosive growth surprises. We want to stress the extremely cautious nature of our optimism. The resurgence of quality off the June low was not decisive and has been thus far short lived. However, in our view, it did mark a subtle and significant shift that grew more pronounced in the fourth quarter, most notably in October and November when share prices went wobbly from the impact of Hurricane Sandy and the aftermath of the elections, which included periods of recurrent anxiety over the then-looming fiscal cliff.
     Quality shone through in this more uncertain period. Throughout most of our first 35 years of managing portfolios, this resilience would have been unexceptional, and hardly worth mentioning, because quality companies have historically defended well. However, since the spring of 2010—and even more dramatically since the April 2011 small-cap high—little of what worked historically has enjoyed success. This has made the last five years—the last three particularly—among the most frustrating periods of our 40 years in business. With retrospective clarity, perhaps we should have suspected that something was amiss, or at least historically aberrant, when stocks rebounded so quickly and dynamically from the March 2009 bottom. Considering that the recession which began in 2007 was made far worse by the global financial crisis in the fall of 2008, the market’s surge may have been too much too soon, welcome though it was.
     In any event, investors soon became more than a little wary, shuffling in and out of stocks with little regard for business fundamentals and too much for macro headlines, nearly all of them negative. Unable to establish any clear direction, the market sputtered as it rose and wheezed as it stumbled. It often seemed as though many of the investors who were frantically shoving money in and pulling it out again weeks, days, or hours later were the same people decrying the mercurial nature of asset prices and questioning whether equities were any longer a viable investment option. Along the way, results for passive investment approaches began to outpace those of an ever-larger number of active managers. So it is with a large measure of relief that we bid a tentative and hopeful good-bye to all that as we look ahead to better, more stable days.

The Wall of Worry
An old adage has it that “the market climbs a wall of worry” during those times when stocks behave bullishly in the face of negative news or perceptions. It seems clear to us that in 2012, the market scaled just such a wall. Consider the following: For the most part, the bearish second quarter eroded, but did not undo, the gains achieved in the first.

8 | This page is not part of the 2012 Annual Report to Shareholders

The year’s final six months found many investors still behaving coolly toward equities and a host of large-scale economic and fiscal issues yet to be fully worked through. As the year closed, a fiscal cliff deal had yet to be reached, various European nations continued to flirt with financial peril, and China was still growing at a slower pace than in previous boom years. In addition, there was a typically contentious presidential election preceded by a disastrous hurricane that swept through the world’s financial capital. Yet the market ultimately shrugged off most of these concerns.

     Share prices did not skyrocket following the June 4 small-cap low. July, in fact, saw a downturn for most stocks. But August and September were highly rewarding months that enabled equities to rally decisively enough to post impressive third-quarter results. For the quarter, the small-cap Russell 2000 Index gained 5.3% while the large-cap S&P 500 and Russell 1000 Indexes were up 6.4% and 6.3%, respectively, and the more tech-oriented Nasdaq Composite climbed 6.2%. Following the strong third quarter, equities took a bit of a breather in October, before rallying again in November and December, which repeated to some degree the third quarter’s pattern, though with far more modest or slightly negative results. For the fourth quarter, the Russell 2000 was up 1.9%, the Russell 1000 rose 0.1%, the S&P 500 was off 0.4%, and the Nasdaq Composite fell 3.1%.

     The end result was a strong calendar year, especially compared to 2011, with each major equity index posting double-digit returns. In 2012, the Russell 2000 gained 16.3%, the S&P 500 rose 16.0%, the Russell 1000 was up 16.4%, and the Nasdaq Composite increased 15.9%. Three-year returns for the major indexes were also strong, with each again posting double-digit average annual total returns. For the three-year period ended December 31, 2012, the Russell 2000 led with a gain of 12.2%. The Russell 2000, Russell 1000, and S&P 500 each finished the year within 2.5% of their respective highs established during 2012’s third quarter, while the Nasdaq Composite remained 40.2% below its peak from March 10, 2000.
     Non-U.S. equities also enjoyed a strong second half after starting the year with generally lower gains when stacked against their domestic cousins. The Russell Global ex-U.S. Small Cap Index climbed 8.3% in the third quarter, while the Russell Global ex-U.S. Large Cap Index rose 7.7%. In contrast to the domestic indexes, these strong third-quarter performances were followed by consistently positive results in the fourth quarter. The Russell Global ex-U.S. Small Cap Index was up 4.8% versus a gain of 5.8% for the Russell Global ex-U.S. Large Cap Index. For the full year small-caps were the leaders, with the Russell Global ex-U.S. Small Cap Index gaining 18.8% while the Russell Global ex-U.S. Large Cap Index was up 17.0%. So while the perception persists that non-U.S. markets are a mess—a perception based on the uncertain debt and currency situations in Europe and slower-than-desired growth in developing countries—the reality is that stocks across the globe finished the year with highly attractive results.
An old adage has it that “the market
climbs a wall of worry” during those
times when stocks behave bullishly
in the face of negative news or
perceptions. It seems clear to us
that in 2012 the market scaled just
such a wall.

This page is not part of the 2012 Annual Report to Shareholders | 9

However, the four rounds of QE
have created an extended tailwind
for low-quality companies. Highly
levered businesses—a low-quality
attribute from our standpoint—have
benefited from the sharp drop in the
cost of capital that has accompanied
the Fed’s bond buying programs.
Access to capital has simultaneously
improved, allowing weaker companies
to stave off potential financing
challenges. This is particularly
relevant in the smaller company space
where financing is often tenuous.
Interestingly, companies with large
net cash positions have also lagged
as that cash has been viewed as an
unproductive asset that generates
little or no return, even though it
provides a healthy margin of safety
and is often the result of profitability.
Even allowing for strong second-half
results, high-quality small-caps look
highly attractive to us relative to
both their lower-quality counterparts
and their high-quality peers in the
large-cap space.

The drop in market volatility back
to pre-crisis levels, as measured
by the VIX, has contributed to the
relative strength of low-quality
companies. Investors’ appetite for
riskier assets tends to correlate with
sharp moves—both up and down—in
volatility. As the more violent swings
in the market dissipated, investors
were increasingly willing to embrace
the added risk associated with
lower quality enterprises.

Continued on page 12...

Letter to Our Shareholders

     Shifting back stateside finds that micro-cap stocks enjoyed a very strong year. After finishing the first half with an enviable 13.0% return, the Russell Microcap Index climbed 5.9% in the third quarter and was essentially flat in the fourth, up 0.04%, which gave the index a 19.7% increase in 2012. Mid-cap stocks also experienced robust results for the calendar year—the Russell Midcap Index was up 17.3% in 2012.

Good-Bye to All That (We Hope)
With three notable exceptions, calendar-year results for The Royce Funds in this Annual Review and Report fell short of our expectations on a relative basis (well short in some cases), even as almost all of the portfolios finished the year with both solid second-half performances and more-than-respectable absolute returns. This was most notably the case for our more focused portfolios, which drew the greatest benefit from the market’s suddenly renewed affection for quality characteristics. Results as a whole therefore left us frustrated yet hopeful, for the reasons outlined above.
     We have previously discussed the reasons for recent performance disappointments, but they are worth recapping for what we would like to think will be the last time, at least for a while. Beginning with 2007’s recession and moving through the global financial crisis into the early days of June 2012, the markets were highly volatile, closely correlated, and frequently disappointing. This pattern could first be seen emerging in the spring of 2010 and was cast in harder material by the small-cap high on April 29, 2011. So while the one- and three-year numbers for the major domestic indexes were strong through the end of 2012, investors continue to be leery of the market, most probably owing to its lack of a sustainable course, bullish or bearish, especially in the roughly 13-month period between the April 2011 high and the 2012 low in early June. More importantly, this cycle of high correlation proved very difficult for certain Royce-managed portfolios.
     Throughout this time, we remained patient and disciplined, resolutely searching for companies that met our standards for quality and attractive valuation while investors grew more interested in other matters. On the one hand, they sought safety in fixed income instruments, utilities, or high-yielding vehicles such as REITs and MLPs; on the other hand they looked for fast, dramatic growth, which most often came from highly leveraged companies in which we take no interest. For our part, we continued to see many companies across several sector and industry groups that answered to our preferred combination of quality and value. However, many of the largest company, industry, and/or sector weightings in some portfolios have fared poorest, including those in the Energy, Materials, and Information Technology sectors. While all of this has been frustrating, none of it has changed the way in which we invest or construct portfolios. As we said in our Semiannual Review and Report, patience and discipline are not virtues to which we pay lip service. Our investment horizon will remain squarely focused on the long term, as it has for 40 years.

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2012 TOTAL RETURNS FOR THE ROYCE FUNDS VS. BENCHMARK INDEXES As of 12/31/12

New Cycle, New Balance
The recent era of low rates and ample liquidity has not changed our view of the importance of strong balance sheets, high returns on invested capital, cash flow, or dividends. Many small-cap companies that possess any number of these characteristics underperformed the Russell 2000 in 2010, 2011, and the first half of 2012, which definitely hampered the effectiveness of our disciplined approach. This can be seen in many of the Funds’ one-, three-, and even five-year results in some cases, through the end of 2012. We did not enjoy watching so many portfolio favorites languish. But not once did we consider changing our core principles. We knew that we were in a highly anomalous market, one that we may not see again for more than a generation. So we stayed patient and consistent while we waited for the cycle to shift.
     Our contention is that quality stocks underperformed through much of the recent cycle of correlation owing to both the zero-interest-rate policies that the Fed has implemented over the last few years and the related rounds of quantitative easing.
We did not enjoy watching so many
portfolio favorites languish. But not
once did we consider changing our
core principles. We knew that we
were in a highly anomalous market,
one that we may not see again for
more than a generation. So we stayed
patient and consistent while we
waited for the cycle to shift.

This page is not part of the 2012 Annual Report to Shareholders | 11

The current preference for passive
strategies and ETFs at the expense of
active management has also played
a role. Within small-cap, active
managers, especially those with a
long-term orientation, tend to have
a quality bias in their portfolios,
while passive index vehicles,
especially those meant to replicate
the Russell 2000, have no bias other
than market cap and therefore have
a higher weighting in lower-quality
companies. Persistent redemptions
of actively managed funds combined
with modest inflows to ETFs have
further distorted the low quality/high
performance differential.

The key question, then, is when will
this change? It is our view that it may
already have begun. Interest rates,
while at historic lows, cannot fall
much lower. In fact, each successive
round of quantitative easing is
exerting less and less pressure on
rates while at the same time raising
the specter of increased inflation
down the road. While liquidity should
remain abundant, the rate of change
in the cost of capital has clearly
peaked. By the same token, the rate
of decline in market volatility has
significantly slowed with the VIX now
back to its long-run averages. And
while the global economy continues to
grow, GDP statistics are anything but
robust. Low-quality companies have
had an extended moment in the sun,
but it is our strong belief that we are
entering a new era for quality.

Letter to Our Shareholders

With interest rates so low, companies were finding it very easy to restructure debt or take on more of it. The price companies were paying to do so was miniscule, so investors acted accordingly by rewarding a number of fast-growing, highly leveraged businesses while often ignoring those with strong balance sheets. In an environment where the cost of debt has been virtually nil, low-debt companies lost their traditional advantage. (Our Sidebar piece provides some more details.) However, we also suspect that we have reached a stage where this advantage is diminishing because rates have been historically low for a few years now and monetary stimulus no longer has the same dramatic impact it had with the first two or three rounds of quantitative easing. In addition to their stalwart second-half returns, we think this is a good sign for high-quality small-cap stocks.

A Quality Cycle?
As correlation continues to abate, we expect to see more opportunities for quality stocks to flourish. This is ultimately why we were not surprised by the market’s strength in the second half, even with ample ongoing uncertainty. We feel confident that the market has entered a cycle in which stock picking matters. Our optimism, cautious as it is, is bolstered by the fact that in the years ahead earnings growth can accelerate for small caps and should be robust as the economy continues to improve. While many companies are hesitant about capital expenditures, those issues have more to do with timing. That is, businesses were not willing to start spending until the President and Congress struck a deal. Yet our meetings with management teams have convinced us that there is no question about their willingness to invest.

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     In this context, it is worth mentioning that the tax and stimulus deal that was struck early in January still left important matters such as infrastructure spending, entitlements, and the next debt ceiling increase unresolved. So there will be opportunities for political intransigence to potentially affect the markets in 2013, and it will be interesting to see how investors respond to additional rounds of fiscal gridlock. Our thought is that greater levels of attention to business fundamentals will remain high. We believe that equities will continue their positive performance into 2013, that quality-oriented companies and active management approaches, especially within the small-cap universe, will continue their resurgence, and that non-U.S. small-caps will continue to surprise on the upside. We are very happy to say that it looks like a new, more historically typical cycle has begun.

Sincerely,

We feel confident that the market has
entered a cycle in which stock picking
matters. Our optimism, cautious as
it is, is bolstered by the fact that in
the years ahead earnings growth can
accelerate for small caps and should
be robust as the economy continues
to improve.

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2013

This page is not part of the 2012 Annual Report to Shareholders | 13

Fund Focus

In a world often captivated by short-term results, the long term for many may be measured in months, not years, and certainly not 40 years. And while other mutual funds have been in existence since 1972—the year Chuck Royce began to manage Royce Pennsylvania Mutual Fund (PMF)—very few are still helmed by the same manager or continue to employ the same investment philosophy. We take what we hope is an understandable amount of pride in a mutual fund that has a long-term record that few others can match.
     Not long after Chuck first took up the reins as PMF’s portfolio manager in November 1972, his singular approach began to take shape. His eventual focus on small-caps was based on two factors: the asset class offered plentiful opportunities and most institutions were unwilling to devote substantial resources to the more labor-intensive research process small-cap investing required. At the same time the bear market of 1973-4 convinced Chuck that preserving capital was as crucial as building it. He began to forge an approach based on balance sheet strength and compelling valuations while seeking out companies for PMF’s portfolio that were often unrecognized by most (if not all) of Wall Street or were poorly understood by other investors.
     As we refined our approach over the years, we saw the Fund’s long-term results reflecting what we believe are two critical competitive advantages—our organizational depth and our investment approach. In most asset management organizations, smaller-company investing occupies a small place on a much larger menu of offerings. However, at Royce smaller-company investing has been our focus for 40 years. This wealth of experience has seen us through almost every conceivable kind of market, proving especially valuable in trying times.
     Many smaller-company managers focus on the return side of the risk/return equation, yet we devote equal if not greater attention to risk. We focus on risk at multiple levels—e.g., corporate, market, industry, price—in an attempt to provide more consistent, long-term results. Managing risk is crucial because failing to do so can erode, or even destroy, returns. In our opinion, preserving capital during downturns is of equal importance to success in upswings.
     Another important element in the approach is our long-term investment time horizon. In a world fixated on quarterly, monthly, and even daily performance, being able to look beyond short-term difficulties and invest for the coming three to five years remains critical to our efforts.
     We stick to our discipline, regardless of market movements and trends. Indeed, we are always surprised by how many asset management organizations do not employ a consistent investment approach and are dismayed by those who do, only to discard it for something else when the market goes against them. By contrast, we consistently look for what we believe are high-quality smaller companies trading at attractive discounts to our estimate of their worth as a business. These core principles have successfully guided our firm through many markets, both bearish and bullish.
     As we look back, we remain proud of Royce Pennsylvania Mutual Fund’s long-term performance history—and not simply because of its strong absolute and relative results. The relatively lower volatility of PMF’s returns over long-term periods, which includes three- to 40-year time spans, is another element in which we take great pride (see the table below). Finally, an important hallmark of the Fund’s long-term historical performance has been its ability to better weather down market periods, something that goes directly toward meeting our goal of capital preservation and achieving strong long-term, risk-adjusted returns (see page 6 for the Fund’s market cycle results.)

Royce Pennsylvania Mutual Fund vs the Russell 2000: Performance and Expense Information								Through December 31, 2012

	Average Annual Total Returns										Net
											Operating
	One-Year	Three-Year	Five-Year	10-Year	15-Year	20-Year	25-Year	30-Year	35-Year	40-Year	Expenses

Royce Pennsylvania Mutual Fund	14.58%	10.79%	3.86%	10.46%	9.30%	10.23%	11.08%	11.83%	13.18%	11.79%	0.91%

Russell 2000	16.35	12.25	3.56	9.72	5.89	8.43	9.74	9.55	n.a.	n.a.	n.a.

Important Performance, Expense, and Risk Information

All performance information is for the Fund’s Investment Class, reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance information may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of PMF’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class.

The Fund invests primarily in small-cap and micro-cap stocks, which may involve considerably more risk than investing in larger-cap stocks. (Please see “Primary Risks for Fund Investors” in the prospectus.) Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. Distributor: Royce Fund Services, Inc.

14 | This page is not part of the 2012 Annual Report to Shareholders

The Royce Funds 2012 Annual Report to Shareholders | 15

Royce Pennsylvania Mutual Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July-December 2012[1]			10.17%

One-Year			14.58

Three-Year			10.79

Five-Year			3.86

10-Year			10.46

15-Year			9.30

20-Year			10.23

25-Year			11.08

30-Year			11.83

35-Year			13.18

40-Year			11.79

ANNUAL EXPENSE RATIO

Operating Expenses			0.91%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	PMF	Year	PMF

2012	14.6%	2004	20.2%

2011	-4.2	2003	40.3

2010	23.9	2002	-9.2

2009	36.3	2001	18.4

2008	-34.8	2000	18.3

2007	2.8	1999	6.0

2006	14.8	1998	4.2

2005	12.5	1997	25.0

TOP 10 POSITIONS % of Net Assets

Kennametal			1.2%

Oil States International			1.2

Advisory Board (The)			1.0

Helmerich & Payne			0.9

Lincoln Electric Holdings			0.9

HEICO Corporation			0.8

IPG Photonics			0.8

Unit Corporation			0.8

Reliance Steel & Aluminum			0.8

SEI Investments			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			27.1%

Information Technology			20.6

Consumer Discretionary			14.7

Financials			9.6

Materials			9.1

Health Care			7.7

Energy			7.4

Consumer Staples			1.5

Telecommunication Services			0.1

Miscellaneous			1.2

Cash and Cash Equivalents			1.0

Manager’s Discussion
While we were satisfied with the absolute performance of our flagship Royce Pennsylvania Mutual Fund (PMF) in 2012, its relative results left us just slightly disappointed. The Fund was up 14.6% in 2012, behind its small-cap benchmark, the Russell 2000 Index, which gained 16.3% for the same period. After trailing its benchmark in the first half—the Fund gained 4.0% compared to 8.5% for the small-cap benchmark—PMF posted stronger relative results between July and the end of December. A welcome summer rally lifted share prices of all asset classes, and the Fund was even with the Russell 2000 for the third quarter—both gained 5.3%—and tied its benchmark from the 2012 low on June 4 through December 31, 2012, a period in which PMF and the Russell 2000 climbed 16.3%.
     Much of the Fund’s performance advantage from the June low came from better results during the more volatile fourth quarter, a period that saw equities reacting to a series of major events, including Hurricane Sandy, the elections, and a fourth round of quantitative easing in mid-December. For the year’s final quarter, PMF gained 4.7% versus a gain of 1.9% for the Russell 2000. We do not want to make too much of this short-term outperformance period for the Fund, though we are hopeful that it signals the beginning of a more historically normal period of equity returns.
     This would be a welcome development, one potentially capable of helping the Fund to once more produce stronger short- and intermediate-term results on both an absolute and relative basis. As it is, the Fund continued to outpace the Russell 2000 over long-term time spans. (Market cycle results can be found on page 6.) For the periods ended December 31, 2012, the Fund beat the small-cap index for the five-, 10-, 15-, 20-, 25-, and 30-year periods. PMF’s average annual total return for the 40-year period ended December 31, 2012 was 11.8%, a long-term record in which we take great pride. We are also very pleased to have celebrated the 40th anniversary of Chuck’s management of our flagship portfolio in November.
     All of the Fund’s equity sectors finished 2012 in the black. Four of the Fund’s largest sectors were also its best performers, which is always a welcome development. Industrials led all sectors, boosted by particularly strong results for holdings in the machinery group. The Consumer Discretionary sector was also a source of strength. The specialty retail and, to a lesser degree,

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

IPG Photonics	0.54%

Cirrus Logic	0.42

Dorman Products	0.37

Nordson Corporation	0.35

Westlake Chemical	0.32

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of PMF’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

16 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

textiles, apparel & luxury goods industries posted notable net contributions. Information Technology and Financials were also strong net contributors.
     The core businesses of top 10 holding IPG Photonics have shown enviable growth through the challenging economic environment. The company manufactures fiber lasers and provides components for marking, cutting, and welding applications. While it has a cost and technology advantage that we believe can allow it to continue to grow market share, its skyrocketing stock price led us to take some gains in the second half. In July we began to reduce our stake in Cirrus Logic, a semiconductor maker that is the sole provider of audio codecs for Apple’s iPhones and iPads, among other products and customers. Its core business continues to show strength, its business with Apple has been expanding, and it has been developing promising new products. However, its rapidly rising stock price in the second half hit levels that were well beyond our initial sell targets, which prompted the reduction.
     Nordson Corporation manufactures customized systems that apply adhesives, sealants, and coatings to consumer and industrial products during the manufacturing process. A steady increase in earnings—and an increased dividend for the 49th consecutive year—seemed to draw more investors to the stock. We took some gains between late August and early September. A rising share price also led us to reduce our stake in Dorman Products throughout the second half. The company makes aftermarket auto parts and is usually first to market non-OEM parts. We liked its balance sheet, leadership in a growing business, and ability to be successful in a tough economy, but when its share price began to move higher we chose to take gains.
     Disappointing performances were most often minor in 2012. CARBO Ceramics is an old favorite that we have owned continuously in the portfolio since 2006 after first purchasing shares in 1996. The company manufactures resin-coated ceramic and sand proppants used in the hydraulic fracturing of natural gas and oil wells. Slumping natural gas prices have crimped production, which led to a high proppant inventory. More recently, the firm has faced tougher-than-expected competition from reduced-cost, lower-quality Chinese companies. Although we reduced our position somewhat in December, we think its industry leadership and the ample supply of natural gas reserves here in the U.S. make it more than capable of a rebound. We felt even better about the long-term prospects for ADTRAN, which manufactures high-speed digital transmission products for telecomm companies. Revenues and earnings have fallen as its business slowed, but by the end of 2012 its stock looked even more attractively cheap to us than it had at various other times of the year when we were building a position.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

CARBO Ceramics	-0.21%

ADTRAN	-0.19

DTS	-0.18

Arkansas Best	-0.15

GrafTech International	-0.13

[1] Net of dividends

ROYCE PENNSYLVANIA MUTUAL FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/31/82

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$5,891 million

Number of Holdings	460

Turnover Rate	22%

Average Market Capitalization[1]	$1,587 million

Weighted Average P/E Ratio[2,3]	16.4x

Weighted Average P/B Ratio[2]	1.9x

U.S. Investments (% of Net Assets)	91.0%

Non-U.S. Investments (% of Net Assets)	8.0%

Symbol
Investment Class	PENNX
Service Class	RYPFX
Consultant Class	RYPCX
Institutional Class	RPMIX
R Class	RPMRX
K Class	RPMKX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

PMF	0.26	23.78

Russell 2000	0.25	24.55

Category Median	0.24	24.07

Best Quartile Breakpoint	0.30	22.94

[1] Five years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 353 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the top 50% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund’s volatility ranked within the top 50% of small-cap objective funds, while the Fund also produced lower volatility than the Russell 2000.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Annual Report to Shareholders | 17

Royce Low-Priced Stock Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July–December 2012[1]			5.58%

One-Year			4.48

Three-Year			5.47

Five-Year			2.90

10-Year			9.69

15-Year			10.29

Since Inception (12/15/93)			11.58

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.58%

Net Operating Expenses			1.51

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RLP	Year	RLP

2012	4.5%	2004	13.6%

2011	-14.6	2003	44.0

2010	31.5	2002	-16.3

2009	53.6	2001	25.1

2008	-36.0	2000	24.0

2007	2.3	1999	29.8

2006	19.0	1998	2.4

2005	9.7	1997	19.5

TOP 10 POSITIONS % of Net Assets

Teradyne			2.0%

Fairchild Semiconductor International			2.0

Pretium Resources			1.9

Alamos Gold			1.8

Globe Specialty Metals			1.8

Trican Well Service			1.8

Myriad Genetics			1.8

International Rectifier			1.7

TrueBlue			1.7

Value Partners Group			1.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			22.1%

Information Technology			21.8

Industrials			12.9

Energy			12.5

Financials			10.6

Consumer Discretionary			8.0

Health Care			6.2

Consumer Staples			3.7

Utilities			0.1

Telecommunication Services			0.1

Miscellaneous			0.4

Cash and Cash Equivalents			1.6

Manager’s Discussion
While stocks as a whole enjoyed good times in 2012, it was a very disappointing year on both an absolute and relative basis for the diversified portfolio of Royce Low-Priced Stock Fund (RLP). The Fund was up 4.5% in 2012, substantially lagging its small-cap benchmark, the Russell 2000 Index, which gained 16.3% for the same period. Calendar-year results perpetuated a frustrating pattern for the Fund in which too many portfolio holdings performed poorly even as the markets otherwise continued to show a high degree of both correlation and above-average returns.
     RLP got off to a rough start in 2012, with lackluster results in both the bullish first quarter and bearish second quarter, a double dose of relative underperformance that was at odds with much of the Fund’s longer-term track record. During the first quarter RLP was up 11.5%, trailing its benchmark’s gain of 12.4%. For the third straight year a promising early start was derailed by a bearish spring, with the added problem that more economically sensitive areas of the stock market—including large Fund sectors Energy, Materials, and Industrials—were among the hardest hit. This resulted in a significant downturn in the second quarter in which the Fund fell 11.3% versus a decline of 3.5% for its benchmark.
     The warmer weather brought a solid rally in which small-caps rebounded off their 2012 low on June 4. RLP trailed in the third-quarter rebound, up 4.6% versus a gain of 5.3% for the Russell 2000. Share prices grew a bit more volatile in the fourth quarter. Investors did their best to sort out the consequences of Hurricane Sandy, the elections, the fiscal cliff, and another round of quantitative easing. Day to day, it seemed as though the market was not quite sure what to make of any of it. RLP gained 0.9% for the fourth quarter while the small-cap index again stayed ahead, rising 1.9%.
     A second consecutive year of underperformance versus the Russell 2000 meant that RLP lagged over intermediate- and some longer-term periods. The Fund was also behind in recent market cycle periods. (More market cycle results can be found on page 6.) RLP outperformed the small-cap index for the 15-year and since inception (12/15/93) periods ended December 31, 2012. The Fund’s average annual total return since inception was 11.6%.

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Westlake Chemical	0.57%

Myriad Genetics	0.55

Teradyne	0.41

Fairchild Semiconductor International	0.39

Carl Zeiss Meditec	0.37

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, other than acquired fund fee and expenses, at or below 1.49% through April 30, 2013. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RLP’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

18 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

     With two notable exceptions at the individual company level there were really no large-scale hits to performance in 2012, which made underperformance as much a function of where the portfolio was not invested as where it was. For example, the Fund’s two equity sectors that detracted from performance—Energy and Telecommunication Services—posted modest losses as a whole, especially the latter group. (Utilities were flat in 2012.) Yet combined net gains from Consumer Discretionary, Health Care (in which RLP was considerably underweight versus the Russell 2000), Information Technology, Industrials, and Materials were simply not large enough to provide better performance for the Fund. This was particularly the case for holdings throughout the portfolio coming off the early June low—many did well, just not well enough.
     In retrospect, it seems clear that we underestimated the effect that a zero percent interest rate environment would have on the equity markets. Many highly leveraged companies received a new lease on life thanks to record-low rates, while more conservatively capitalized firms were sitting on cash that was earning virtually nothing. The appeal of strong balance sheets or companies investing in hard assets, even in the more vulnerable world of low-priced stocks, was mostly lost.
     As for those holdings that did not perform well in 2012, we reduced our stake in Lamprell, a UAE-based company that has years of experience in the oil rig refurbishing business. It suffered first from problems with suppliers when it entered the rig construction business. These supply chain issues were the impetus behind the company issuing a whopping five profit warnings in 2012. A new CEO came aboard late in the year with a commitment to concentrate on what we think the firm does best—refurbishing rigs. Knight Capital Group suffered a well-publicized $440 million trading loss caused by software problems in July. Seeing a potential long-term opportunity, we initially increased our stake in the aftermath of the loss only to see takeover bids for far less than we thought its trading business was worth. Somewhat grudgingly, we took our losses and moved on in November and December.
     GrafTech International manufactures synthetic and natural graphite and carbon based products that are used to produce steel. The company experienced slowing steel demand and capacity utilization, but we remain confident that a resumption of industrial activity, particularly in the developing world, can engineer a recovery. We bought more shares between late April and early October. We also increased our position in Major Drilling Group International with small buys in September. The company provides contract drilling services for metals miners. It continued to produce revenue and positive earnings. While these were lower than what many analysts were expecting, we thought that its resilience in a very tough market for mining companies was a strong sign.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Lamprell	-1.09%

Knight Capital Group Cl. A	-0.73

GrafTech International	-0.46

Major Drilling Group International	-0.42

Sprott	-0.36

[1] Net of dividends

ROYCE LOW-PRICED STOCK FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/15/93

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$3,037 million

Number of Holdings	154

Turnover Rate	8%

Average Market Capitalization[1]	$1,238 million

Weighted Average P/E Ratio[2,3]	13.5x

Weighted Average P/B Ratio[2]	1.5x

U.S. Investments (% of Net Assets)	64.1%

Non-U.S. Investments (% of Net Assets)	34.3%

Symbol
Investment Class	RLPHX
Service Class	RYLPX
Institutional Class	RLPIX
R Class	RLPRX
K Class	RLPKX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (16% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RLP	0.23	26.48

Russell 2000	0.25	24.55

Category Median	0.24	24.07

Best Quartile Breakpoint	0.30	22.94

[1] Five years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 353 small-cap objective funds (oldest class only) with at least five years of history.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Annual Report to Shareholders | 19

Royce Heritage Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July–December 2012[1]			11.64%

One-Year			14.30

Three-Year			9.74

Five-Year			5.05

10-Year			11.12

15-Year			11.77

Since Inception (12/27/95)			13.34

ANNUAL EXPENSE RATIO

Operating Expenses			1.50%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RHF	Year	RHF

2012	14.3%	2004	20.4%

2011	-9.3	2003	38.1

2010	27.5	2002	-18.9

2009	51.8	2001	20.5

2008	-36.2	2000	11.7

2007	1.2	1999	41.7

2006	22.6	1998	19.5

2005	8.7	1997	26.0

TOP 10 POSITIONS % of Net Assets

Kennametal			1.4%

Lazard Cl. A			1.3

ManpowerGroup			1.2

SEI Investments			1.2

Helmerich & Payne			1.2

Forward Air			1.2

KBR			1.2

Greif Cl. A			1.2

Towers Watson & Company Cl. A			1.2

KKR & Co. L.P.			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			23.9%

Financials			18.3

Information Technology			16.2

Materials			11.6

Consumer Discretionary			11.1

Energy			5.2

Health Care			4.4

Consumer Staples			1.2

Utilities			0.1

Miscellaneous			4.6

Cash and Cash Equivalents			3.4

Managers’ Discussion
Although we were pleased that Royce Heritage Fund (RHF) outperformed its small-cap benchmark, the Russell 2000 Index, during the latter half of 2012, we were slightly disappointed by the Fund’s relative results for the calendar year. The Fund gained 14.3% in 2012, trailing its benchmark, the Russell 2000, which climbed 16.3% for the same period. Following 2011’s small-cap low on October 3, stocks got off to a fast start in 2012. RHF gained 12.9% in the first quarter of 2012 compared to the 12.4% rise for its benchmark. However, the bull cycle did not last long. On March 26, 2012—just days before the end of the first quarter—the market entered a down period. For the second quarter RHF fell 9.3%, wrapping up a relatively disappointing first half, while the Russell 2000 declined 3.5%.
     We were more satisfied with the Fund’s third-quarter rebound. Seeming to ignore the macro noise of ongoing European debt issues, concerns about the state of the U.S. economy, and China’s slower growth, stocks rallied through the quarter, with RHF gaining 5.0% and the small-cap index rising 5.3%. The fourth quarter saw more volatility and mostly lower returns as investors reacted to the significant impacts of Hurricane Sandy, the presidential election, the looming fiscal cliff, and another round of quantitative easing. For the fourth quarter, RHF gained 6.4% compared to 1.9% for the Russell 2000. We took this strong result in the year’s final quarter as a welcome sign that the demand for quality stocks was growing.
     Over longer-term periods, RHF provided noteworthy absolute and relative returns, outpacing its benchmark for the five-, 10-, 15-year, and since inception (12/27/95) periods ended December 31, 2012. In large part this advantage was the product of strong market cycle results. For example, from the previous small-cap peak on July 13, 2007 through the most recent peak on April 29, 2011 the Fund gained 25.3% versus 6.6% for the small-cap index. We were also pleased that RHF beat the Russell 2000 from the small-cap low on June 4, 2012 through December 31, 2012, up 17.7% versus 16.3%. (More market cycle results can be found on page 6.) The Fund’s average annual total return since inception was 13.3%.

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

IPG Photonics	1.05%

Mohawk Industries	0.51

Valmont Industries	0.43

SEI Investments	0.40

NVR	0.37

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Heritage Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Shares of RHF’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

20 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

     There were no significant disappointments at the sector, industry, or company level. The Energy sector detracted with a modest loss, while Diversified Investment Companies were flat. In June we parted ways with Lamprell, which repairs and refurbishes drilling rigs. This company from the Energy sector faced problems with suppliers in its recent efforts to enter the rig construction business, but met with more serious issues in May when the first of a whopping five profit warnings was issued. It was no surprise when these events caused its share price to plummet. We chose to hold our shares in Major Drilling Group International, the world’s second-largest mine drilling company. While it remains profitable, its revenues from metals explorers fell by 41% in fiscal 2012 owing to the problems smaller miners had raising capital. We like its prospects in the event of a pick-up in mining activity.
     At the sector level contributions came in the form of notable net gains from Industrials, Financials, Information Technology, and Consumer Discretionary, with the first two particularly strong. Capital markets, led by SEI Investments, was the leading industry group, followed by machinery, where Valmont Industries was the leader, and the electronic equipment, instruments & components group, which saw strength from the Fund’s top contributor, IPG Photonics. The company specializes in the development and manufacture of high-power, fiber-optic lasers and provides components for marking, cutting, and welding applications. Its share price made its first-half high in February, leading us to take gains before adding to our stake in May, June, and July at more attractive prices. Although its stock price did not follow the smoothest course, it spent most of the second half on the rise, prompting us to another round of selling between August and the end of December. We held shares at the end of the year because we think the expanding market for its fiber laser technology, a global growth business for the firm, combined with its first-mover advantage in numerous laser applications, positions the company for ongoing success.
     The recovery in the housing industry spurred the rapidly rising stock price of Mohawk Industries in 2012, which in turn led us to begin taking gains in September. This conservatively capitalized company produces floor coverings for the residential and commercial markets. In addition to its robust earnings growth, investors seemed to like its aggressive attempts to capture market share by acquiring smaller competitors. Homebuilder NVR also enjoyed success as a result of the housing rebound. We sold some shares in November and December. Valmont Industries produces fabricated metal products, pole and tower structures, and mechanized irrigation systems. The global reach of its core businesses was a benefit as demand grew for utility infrastructure. Also helping earnings growth were growing sales for its irrigation systems, which were needed in the aftermath of the Midwest’s devastating summer drought.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Lamprell	-0.41%

Major Drilling Group International	-0.38

Trican Well Service	-0.23

Sprott	-0.22

ADTRAN	-0.22

[1] Net of dividends

ROYCE HERITAGE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/27/95

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$269 million

Number of Holdings	236

Turnover Rate	39%

Average Market Capitalization[1]	$2,656 million

Weighted Average P/E Ratio[2,3]	16.3x

Weighted Average P/B Ratio[2]	2.3x

U.S. Investments (% of Net Assets)	71.8%

Non-U.S. Investments (% of Net Assets)	24.8%

Symbol
Investment Class	RHFHX
Service Class	RGFAX
Consultant Class	RYGCX
R Class	RHFRX
K Class	RHFKX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RHF	0.31	25.98

Russell 2000	0.25	24.55

Category Median	0.24	24.07

Best Quartile Breakpoint	0.30	22.94

[1] Five years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 353 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the Best Quartile of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Annual Report to Shareholders | 21

Royce Value Plus Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July-December 2012[1]			8.81%

One-Year			15.25

Three-Year			7.49

Five-Year			0.69

10-Year			12.78

Since Inception (6/14/01)			11.31

ANNUAL EXPENSE RATIO

Operating Expenses			1.45%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVP	Year	RVP

2012	15.2%	2006	19.3%

2011	-10.0	2005	13.2

2010	19.7	2004	28.2

2009	41.4	2003	79.9

2008	-41.1	2002	-14.7

2007	3.2

TOP 10 POSITIONS % of Net Assets

IPG Photonics			2.0%

Worthington Industries			2.0

Myriad Genetics			1.8

Quanex Building Products			1.6

Eagle Materials			1.6

Affiliated Managers Group			1.5

Raymond James Financial			1.5

Bankrate			1.5

Carter’s			1.4

Berkshire Hills Bancorp			1.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			21.9%

Industrials			20.2

Financials			16.4

Materials			13.0

Health Care			9.8

Consumer Discretionary			8.5

Energy			3.5

Consumer Staples			1.1

Miscellaneous			4.8

Cash and Cash Equivalents			0.8

Manager’s Discussion
While Royce Value Plus Fund (RVP) fell short of beating its benchmark in 2012, we were encouraged by both its strong absolute return and its terrific second-half showing. The Fund gained 15.2% in 2012, trailing its small-cap benchmark, the Russell 2000 Index, which was up 16.3% for the same period. RVP got off to a fine start in 2012, gaining 15.1% in the bullish first quarter compared to 12.4% for the small-cap index. The Fund then struggled in the second-quarter downturn, losing 8.0% while the benchmark declined 3.5%. Still, we were pleased that RVP posted a solid absolute result in the first half of the year.
     Our improved mood stayed with us as the Fund did well on both an absolute and relative basis when the market began to slowly move upward after the June 4, 2012 small-cap low. The third quarter saw other investors in a more mercurial mood as they put aside concerns about macro matters in favor of improving equity performance. The Fund benefited, gaining 7.9% in the third quarter and outperforming the Russell 2000, which was up 5.3%. The fourth quarter, like the second, proved more challenging. RVP rose 0.9% between the beginning of October and the end of December compared to a gain of 1.9% for the small-cap index. The Fund’s stronger third quarter, however, gave it a performance edge for the year’s second half, up 8.8% versus 7.2% for the benchmark. (From the early June small-cap low through the end of December the Fund was up 15.2% versus a gain of 16.3% for the small-cap index.) RVP outperformed the Russell 2000 for the 10-year and since inception (6/14/01) periods ended December 31, 2012. The Fund’s average annual total return since inception was 11.3%.
     When the Fund was underperforming its benchmark in the second half of 2010 and during 2011, we were beginning to subtly re-tool the portfolio and focused our efforts on strengthening our existing stock-selection discipline. Specifically, we sold several holdings that were in the turnaround or special situations category where the thesis had not played out as we had initially anticipated. This effort also entailed a shift back to more of a GARP (growth at a reasonable price) focus in which we targeted companies with greater current growth prospects that also possessed attractive valuations.

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

IPG Photonics	1.27%

Gildan Activewear	1.21

Worthington Industries	1.05

CoreLogic	0.89

Valmont Industries	0.77

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RVP’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

22 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

     Considering the slow pace of the economic recovery, it seemed prudent to invest in themes or industries with multi-year growth dynamics that would therefore provide more tailwinds than headwinds. An important example was our interest in companies participating in domestic infrastructure spending, especially those focused on the electrical grid and energy pipeline development. The U.S. and Canada have been investing significantly in their electric utility transmission grids both to add capacity and to upgrade antiquated transmission lines. Similar activities are taking place in the pipeline industry, which has been driven more by the need to transport oil and gas from new shale discovery basins in the U.S. and Canada.
     All of the Fund’s equity sectors posted net gains in 2012, with the largest contributions coming from Industrials and Materials, though Financials, Information Technology, and Consumer Discretionary also had notable results. Top holding IPG Photonics enjoyed success in 2012’s slow-growth economy. The company manufactures fiber lasers and provides components for marking, cutting, and welding applications on a global basis. It boasts both a cost and technology advantage that we think can allow it to keep taking market share. We continued to enjoy success with the portfolio’s ‘underwear theme’ in the year’s second half, as two top-25 holdings in the apparel business posted impressive gains. The stock prices of Gildan Activewear and Carter’s had suffered when cotton prices were on the rise but began to turn around in the first quarter when the cost of cotton declined and margins began to expand. Gildan makes t-shirts, fleece, and activewear for wholesale distributors while Carter’s markets branded children’s wear. A rising stock price led us to take gains in Worthington Industries, mostly during the second half of 2012. One of the few bright spots in the portfolio’s metals & mining group, the company processes steel and other metals. Better-than-expected results in its cylinder business, effective acquisitions, and improved margins were the primary drivers of growth.
     Mercury Systems provides open sensor and Big Data processing systems, software, and services for commercial, defense, and intelligence applications. Its share price suffered through most of 2012, though the most severe declines came in the second half after it announced mixed fiscal fourth quarter results and a cautious outlook for fiscal 2013 in July. Impatient with the company’s progress, we first began to reduce our position in November 2011 and were selling through October of 2012. We also first began to reduce our stake in Lattice Semiconductor in 2011 and continued to do so into October 2012. The company makes PLDs (programmable logic devices) for handheld and other portable equipment. Ongoing revisions to earnings guidance and declining revenues informed our decision to start selling.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Mercury Computer Systems	-0.45%

Lattice Semiconductor	-0.36

SanDisk Corporation	-0.34

Bankrate	-0.34

Rex Energy	-0.25

[1] Net of dividends

ROYCE VALUE PLUS FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$1,433 million

Number of Holdings	116

Turnover Rate	32%

Average Market Capitalization[1]	$1,854 million

Weighted Average P/E Ratio[2,3]	19.9x

Weighted Average P/B Ratio[2]	2.2x

U.S. Investments (% of Net Assets)	85.7%

Non-U.S. Investments (% of Net Assets)	13.5%

Symbol
Investment Class	RVPHX
Service Class	RYVPX
Consultant Class	RVPCX
Institutional Class	RVPIX
R Class	RVPRX
K Class	RVPKX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RVP	0.14	24.44

Russell 2000	0.25	24.55

Category Median	0.24	24.07

Best Quartile Breakpoint	0.30	22.94

[1] Five years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 353 small-cap objective funds (oldest class only) with at least five years of history.

The Fund produced lower volatility than the Russell 2000.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Annual Report to Shareholders | 23

Royce Premier Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July-December 2012[1]			8.57%

One-Year			11.45

Three-Year			11.80

Five-Year			5.95

10-Year			12.57

15-Year			10.72

20-Year			11.81

Since Inception (12/31/91)			12.00

ANNUAL EXPENSE RATIO

Operating Expenses			1.09%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RPR	Year	RPR

2012	11.4%	2004	22.8%

2011	-0.9	2003	38.7

2010	26.5	2002	-7.8

2009	33.3	2001	9.6

2008	-28.3	2000	17.1

2007	12.7	1999	11.5

2006	8.8	1998	6.7

2005	17.1	1997	18.4

TOP 10 POSITIONS % of Net Assets

Lincoln Electric Holdings			3.7%

Westlake Chemical			2.9

Alleghany Corporation			2.6

Gartner			2.4

Reliance Steel & Aluminum			2.3

Thor Industries			2.3

Woodward			2.2

IDEXX Laboratories			2.1

Nu Skin Enterprises Cl. A			2.1

Myriad Genetics			2.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			26.3%

Information Technology			18.0

Materials			13.5

Financials			10.9

Consumer Discretionary			10.4

Energy			6.8

Health Care			5.2

Consumer Staples			4.5

Miscellaneous			0.3

Cash and Cash Equivalents			4.1

Managers’ Discussion
It was a peculiar year for Royce Premier Fund (RPR), one that left us with mixed emotions. On the one hand we were disappointed that the Fund underperformed its small-cap benchmark, the Russell 2000 Index, in 2012, but this was mitigated to some degree by the Fund’s respectable absolute result for the calendar year, which included a strong second-half performance. RPR rose 11.4% in 2012 compared to a gain of 16.3% for the Russell 2000. The Fund’s opening half was difficult, as the Fund lagged the small-cap benchmark in both the bullish first quarter (+11.7% versus +12.4%) and the bearish second quarter (-8.1% compared to -3.5%). Small-caps hit a 2012 low on June 4 and from that point through the end of the year the Fund’s relative results improved markedly, though it continued to lag, up 13.5% versus 16.3% for the Russell 2000.
     Coming nearer to closing the relative performance gap was partly the result of solid results in the year’s more bullish first and third quarters. During the latter period, RPR gained 3.2% compared to 5.3% for its benchmark. However, during the more volatile fourth quarter the Fund better distinguished itself by climbing 5.3%—well ahead of its benchmark, which rose 1.9%. In this period investors moved from being almost exclusively concerned with the macroeconomic issues that preoccupied them earlier in the year—European debt and the pace of growth in the U.S. and China—to trying to make sense of these and newer developments such as Hurricane Sandy, the elections, and the fourth round of quantitative easing. It was no surprise, then, that equity performance was a little rockier in the fourth quarter than it was in the third.
     Longer-term results for the Fund remained solid, though RPR continued to lag its benchmark for the three-year period ended December 31, 2012. Market cycle results, which can be found on page 6, were more mixed while long-term results were decidedly strong on a relative basis (and in many cases strong on an absolute basis as well). The Fund outpaced the Russell 2000 for the five-, 10-, 15-, 20-year, and since inception (12/31/91) periods ended December 31, 2012. RPR’s average annual total return since inception was 12.0%.
     Six of the Fund’s eight equity sectors finished the year in the black, while Consumer Staples and Energy posted relatively small net losses. In addition, those sectors that made net contributions—Information Technology, Industrials, Consumer Discretionary, Materials, Financials, and Health Care—all posted noteworthy net gains. At the industry level, chemicals,

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Westlake Chemical	1.97%

Thor Industries	0.81

Gartner	0.80

Lincoln Electric Holdings	0.73

FEI Company	0.59

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Shares of RPR’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

24 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

machinery, and textile, apparel & luxury goods each made a solid contribution. Although we would have liked to see stronger results for the year as a whole, we were pleased to see holdings in two key sectors—Industrials and Materials—come back in the second half, boosted by Lincoln Electric Holdings and Westlake Chemicals, respectively.
     The Fund’s top four contributors were also top-10 positions at the end of December, something that we always like to see happen. Westlake Chemical produces basic chemicals, vinyls, polymers, and fabricated building products, as well as plastics and high-end plastic films used to wrap food. With natural gas prices sinking, which hurt holdings such as Trican Well Service in the Energy sector, the company enjoyed an enviable cost advantage since gas is a primary feedstock in manufacturing plastic. With the housing industry rebounding, we see additional growth potential for this founder-controlled business with conservative and intelligent management. Yet with its stock price soaring we took gains in 2012. Between September and December we trimmed our stake in RV and small- and mid-size bus maker Thor Industries, a stock that we first bought in the portfolio during 2004. The company recently emerged in what we think is excellent condition following a five-year period of slow sales and consolidation in its industry. With demand for RVs growing, we also see potential going forward. The stock price of Gartner also climbed to impressive heights, especially in the second half of the year. A long-time Royce favorite that we have owned in RPR’s portfolio since 2000, Gartner provides research and analysis on IT (information technology), computer hardware, software, communications, and other technologies. The uncertain global economy has been highly beneficial to top-flight consultants. This, along with the firm’s generous margins, drew more and more investors to its stock.
     A significant and widely publicized software problem created a multi-million dollar loss for Knight Capital Group in July. While our admiration for the firm’s trading business dates back several years, the ensuing collapse of its share price prompted us to exit the position in August. We felt differently about Strayer Education, the holding company for Strayer University, a for-profit undergraduate and graduate institution. Its shares struggled throughout the year, but took a dramatic plunge in July. Recent earnings have fallen well shy of expectations, the firm has been dealing with higher costs and lower enrollments, and the industry has seen negative headlines touting high dropout rates and poorly prepared students. However, we believe that for-profit education is here to stay and that Strayer is a company that can eventually benefit because of its history of previous success and what we think is an attractive business model.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Knight Capital Group Cl. A	-0.71%

Strayer Education	-0.60

Nu Skin Enterprises Cl. A	-0.51

ADTRAN	-0.43

Trican Well Service	-0.40

[1] Net of dividends

ROYCE PREMIER FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/31/91

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$6,689 million

Number of Holdings	77

Turnover Rate	7%

Average Market Capitalization[1]	$2,401 million

Weighted Average P/E Ratio[2,3]	16.4x

Weighted Average P/B Ratio[2]	2.1x

U.S. Investments (% of Net Assets)	82.3%

Non-U.S. Investments (% of Net Assets)	13.6%

Symbol
Investment Class	RYPRX
Service Class	RPFFX
Consultant Class	RPRCX
Institutional Class	RPFIX
W Class	RPRWX
R Class	RPRRX
K Class	RPRKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RPR	0.35	22.54

Russell 2000	0.25	24.55

Category Median	0.24	24.07

Best Quartile Breakpoint	0.30	22.94

[1] Five years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 353 small-cap objective funds (lowest expense class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the Best Quartile of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund’s volatility ranked within the Best Quartile of small-cap objective funds, while the Fund also produced lower volatility than the Russell 2000.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Annual Report to Shareholders | 25

Royce Special Equity Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July-December 2012[1]			8.84%

One-Year			15.36

Three-Year			11.36

Five-Year			7.34

10-Year			9.37

Since Inception (5/1/98)			9.16

ANNUAL EXPENSE RATIO

Operating Expenses			1.15%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSE	Year	RSE

2012	15.4%	2005	-1.0%

2011	0.1	2004	13.9

2010	19.6	2003	27.6

2009	28.4	2002	15.3

2008	-19.6	2001	30.7

2007	4.7	2000	16.3

2006	14.0	1999	-9.6

TOP 10 POSITIONS % of Net Assets

Minerals Technologies			3.9%

Bio-Rad Laboratories Cl. A			3.8

UniFirst Corporation			3.7

Teradyne			3.6

Molex Cl. A			3.6

Applied Industrial Technologies			3.5

American Eagle Outfitters			3.5

Hubbell Cl. B			3.2

Bed Bath & Beyond			3.0

EnerSys			2.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			23.1%

Consumer Discretionary			22.9

Information Technology			18.4

Materials			12.6

Health Care			6.3

Consumer Staples			6.1

Cash and Cash Equivalents			10.6

Manager’s Discussion
Macro events loomed large over the market in 2012, with investors contending with such matters as eurozone debt, Hurricane Sandy, elections in the U.S. and elsewhere, and the fiscal cliff. The market also responded generally favorably to the various stimulus actions taken by the Federal Reserve. In this context, we were very pleased with the absolute result for Royce Special Equity Fund (RSE) even as it lagged its small-cap benchmark. The Fund was up 15.4% in 2012 versus a gain of 16.3% for its benchmark, the Russell 2000 Index, for the same period.
     During the more extreme first half of the year, RSE underperformed the small-cap index, though its results were largely in line with our expectations. The Fund gained 10.9% in the first quarter compared to 12.4% for the Russell 2000. This bullish phase, which began after an October 2011 small-cap low, lasted until almost the end of March. The market then switched modes, with April and May seeing mostly declining share prices. Although stocks began to rebound in June, it was not enough to lift second-quarter results into positive territory. RSE was down 4.4% in the second quarter while its benchmark lost 3.5%. This seeming down-market disadvantage was actually the result of underperformance in June, when the Fund gained 2.3% and trailed the benchmark’s 5.0% gain.
     The second half was a far less extreme period in which the Fund fared better on both an absolute and relative basis. Small-cap stocks reached a low in 2012 on June 4, and while the Russell 2000 reached a peak for the year on September 14, the prices of many smaller companies continued to rise through the end of the year following some stumbles in a bearish October. RSE climbed 5.7% in the third quarter versus a 5.3% increase for the small-cap index. The fourth quarter was less bullish, but still a solid period for many equities. During December, and for the fourth quarter as a whole, the highest beta shares outperformed, which partially explains the 10.7% advance in the Russell 2000 from November 15 through December 31. The Fund rose 8.0% for the same period, but outperformed for the quarter as a whole, up 3.0% while its benchmark was up 1.9%. Given the headlines in 2012, the market wound up doing better than it felt. It has gotten difficult to assess popular expectations as that gauge is clouded by dislike for governmental processes and outcomes.
     Through the closely correlated cycle that began with the small-cap peak on April 29, 2011, the Fund continued its tradition of defending well during declines while generally rising more modestly during the cycle’s upturns. This has been a hallmark of RSE since its inception.

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Dorman Products	1.94%

American Eagle Outfitters	1.48

Minerals Technologies	0.99

Hubbell Cl. B	0.95

Thomas & Betts	0.92

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

26 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

We continue to strive for absolute performance through as much risk aversion as we can build into the portfolio. From the April 29, 2011 small-cap peak through December 31, 2012, the Fund was up 7.6% versus a 0.6% gain for the Russell 2000. (More market cycle results are on page 6.) RSE also outperformed the small-cap index for the five-year, and since inception (5/1/98) periods ended December 31, 2012. The Fund’s average annual total return since inception was 9.2%.
     Our portfolio construction method remains firmly rooted in bottom-up stock selection. The process requires that a company possess very specific qualities to merit inclusion in the portfolio. We have not changed our discipline. In fact, the only recent tweak we have introduced has been to often reduce our usual trailing 12-month EBIT (earnings before interest and taxes) used in our valuation metric to a lower figure in an effort to account for the high levels of global uncertainty, a move that we regard as stress-testing the attractiveness of a holding. Statistically the market looks fairly priced as of this writing. However, in other parts of the world we have seen the self-inflicted market penalty caused by political division, lingering budget issues, and the resulting debt. Yes, there is opportunity amid this, and as always, we intend to be opportunistically poised to find bargains, even assuming poor macro outcomes. Following the market’s strong second half advance, its final month-and-a-half in particular, few opportunities have been apparent. That rise, the government’s poor performance in the fiscal cliff negotiations, and perhaps even poorer prospects for the U.S. to get its fiscal act together—both figuratively and literally—any time soon have caused us to do more selling than buying of late.
     Over the last few years, we have viewed several portfolio holdings as events waiting to happen. While we saw a fair number of takeovers in 2012, we see the likelihood of even more once there is greater economic certainty and corporations look to acquire earnings growth. One encouraging sign in 2012 was that several companies made special dividend declarations, some of them very large. We continue to believe the portfolio can benefit from transactional activities.
     All of the Fund’s six equity sectors posted net gains in 2012. Industrials led by a wide margin, though Consumer Discretionary, Information Technology, and Materials also made strong contributions. The leading industry groups were electrical equipment, chemicals, and auto components. The top performers were aftermarket auto parts maker Dorman Products and clothing retailer American Eagle Outfitters. The two top detractors from performance were electric components maker AVX Corporation and value-priced clothier Children’s Place Retail Stores.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

AVX Corporation	-0.54%

Children’s Place Retail Stores	-0.45

National Presto Industries	-0.26

Atrion Corporation	-0.17

Towers Watson & Company Cl. A	-0.17

[1] Net of dividends

ROYCE SPECIAL EQUITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 5/1/98

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$2,928 million

Number of Holdings	48

Turnover Rate	31%

Average Market Capitalization[1]	$1,551 million

Weighted Average P/E Ratio[2,3]	15.0x

Weighted Average P/B Ratio[2]	1.9x

U.S. Investments (% of Net Assets)	89.4%

Non-U.S. Investments (% of Net Assets)	0.0%

Symbol
Investment Class	RYSEX
Service Class	RSEFX
Consultant Class	RSQCX
Institutional Class	RSEIX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RSE	0.46	18.09

Russell 2000	0.25	24.55

Category Median	0.24	24.07

Best Decile Breakpoint	0.35	21.49

[1] Five years ended 12/31/12 Category Median and Best Decile Breakpoint based on 353 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the Best Decile of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund’s volatility ranked within the Best Decile of small-cap objective funds, while the Fund also produced lower volatility than the Russell 2000.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Annual Report to Shareholders | 27

Royce Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July-December 2012[1]			11.39%

One-Year			9.56

Three-Year			8.23

Five-Year			3.83

10-Year			13.23

Since Inception (6/14/01)			10.47

ANNUAL EXPENSE RATIO

Operating Expenses			1.45%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVV	Year	RVV

2012	9.6%	2006	16.8%

2011	-7.4	2005	17.2

2010	25.0	2004	30.9

2009	44.7	2003	54.3

2008	-34.2	2002	-23.5

2007	3.8

TOP 10 POSITIONS % of Net Assets

GameStop Corporation Cl. A			4.4%

Unit Corporation			4.3

Teradyne			3.5

Reliance Steel & Aluminum			3.3

Reinsurance Group of America			3.1

Oil States International			2.9

Helmerich & Payne			2.8

Ascena Retail Group			2.8

Chemed Corporation			2.7

Buckle (The)			2.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			19.8%

Materials			17.9

Information Technology			16.6

Financials			14.0

Energy			12.2

Industrials			10.1

Health Care			5.0

Consumer Staples			1.4

Miscellaneous			1.8

Cash and Cash Equivalents			1.2

Managers’ Discussion
Strong second-half results for Royce Value Fund (RVV) were not quite enough for the Fund to overcome an earlier performance disadvantage against its small-cap benchmark in 2012. RVV gained 9.6% in 2012, lagging its small-cap benchmark the Russell 2000 Index, which climbed 16.3% for the same period. The Fund fared better during 2012’s bullish phases than in its down phases, though it also shone when prices were volatile later in the year. Like its benchmark, the Fund enjoyed a strong first quarter, up 10.7% versus a 12.4% gain for the Russell 2000. The second-quarter downturn, however, saw RVV struggle as it fell 11.1% versus a far more modest decline of 3.5% for the benchmark.
     Small-caps reached their 2012 low on June 4, with share prices mostly rising into mid-September and making the third quarter a bullish one for stocks across all asset classes. Investors seemed to take a break from the series of worries that helped to depress share prices in the spring, such as European sovereign debt and the slow pace of growth in the U.S. and China. During this period, RVV rose 8.0% versus an increase of 5.3% for the Russell 2000. The Fund’s relative advantage persisted through the end of the year, with RVV also beating the Russell 2000 in the more volatile fourth quarter, up 3.2% compared to 1.9% for the small-cap index. RVV was also competitive with its benchmark from the June low through the end of December, rising 16.1% versus 16.3%. Investors faced a number of challenges in the year’s final months. They were confronted not only with the concerns that dampened markets in the spring, but also had to contend with Hurricane Sandy, the elections, anxiety over the looming fiscal cliff, and another round of stimulative monetary policy courtesy of the Fed. We took it as a positive sign that during this trying period investors focused more on quality than momentum or macro factors.
     The Fund’s recent market cycle performances (found on page 6) remained mixed while long-term results were strong. RVV outperformed the Russell 2000 for the five-, 10-year, and since inception (6/14/01) periods ended December 31, 2012. The Fund’s average annual total return since inception was 10.5%.
     All but one of the Fund’s equity sectors made a net contribution to returns, and Consumer Staples, the lone detracting sector, suffered a minor net loss. Consumer Discretionary and Information Technology led all sectors, though Financials and Materials also posted solid net gains

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Westlake Chemical	2.03%

Federated Investors Cl. B	0.75

Reliance Steel & Aluminum	0.75

Teradyne	0.72

Chemed Corporation	0.68

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of RVV’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

28 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

as a group. Several industry groups distinguished themselves with terrific performances, including chemicals companies, in which top-performing Westlake Chemical took the lion’s share of net gains. Net contributions were more spread out in the insurance group, where Allied World Assurance Company Holdings, Partner Re, and Aspen Insurance Holdings all did well. Teradyne and Veeco Instruments did the most to help the semiconductors & semiconductor equipment group to shine while Chemed Corporation and, to a lesser degree, Mednax were the top performers in the health care providers & services group.
     Westlake Chemical, which had a wonderfully outsized impact on returns, manufactures basic chemicals, vinyls, polymers, and fabricated building products. It also makes plastics and high-end plastic films used to wrap food. Using natural gas as a feedstock for much of what it produces gave it a huge cost advantage thanks to slumping gas prices (a development that hurt portfolio holdings in the Energy sector). A founder-controlled business with conservative and intelligent management, we think its ongoing prospects remain very strong, especially in light of the fact that it has yet to see much benefit from the reviving housing industry. We did, however, reduce our position in 2012 as its stock price was climbing. We also remained optimistic about the long-term prospects for asset manager, money market specialist, and top-15 holding Federated Investors, which we repurchased in the portfolio during the fall of 2008. Money market funds have been facing the prospect of new regulations for more than a year, and most observers believe that the longer this process takes, the less onerous the rules are likely to be. Equally important is our contention that interest rates are likely to rise at some point, which should help its business. Long-time favorite and fourth-largest holding Reliance Steel & Aluminum distributes and processes metals. We see it as a well-run company that has managed to thrive during a difficult time for industrial metals businesses.
     Aside from the Fund’s two top detracting stocks, losses on the whole were quite modest at the sector, industry, and company levels. A major software error led to a multi-million dollar loss for Knight Capital Group in July. Although we had a long-running affection for the firm’s trading business, this was a more dramatic decline than we could stomach, so we sold our shares between July and August. We slightly increased our position in Major Drilling Group International with a purchase in September. The company provides contract drilling services for metals miners. Its share price suffered in 2012 in spite of its ongoing growth and profitability. Considering the dismal climate for mining companies, this was likely a case of guilt by association. Our take was that its resilience in a challenging market for mining companies was a major positive.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Knight Capital Group Cl. A	-1.45%

Major Drilling Group International	-0.93

Schnitzer Steel Industries Cl. A	-0.51

Trican Well Service	-0.40

GrafTech International	-0.36

[1] Net of dividends

ROYCE VALUE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$1,330 million

Number of Holdings	65

Turnover Rate	25%

Average Market Capitalization[1]	$2,339 million

Weighted Average P/E Ratio[2,3]	12.6x

Weighted Average P/B Ratio[2]	1.6x

U.S. Investments (% of Net Assets)	81.1%

Non-U.S. Investments (% of Net Assets)	17.7%

Symbol
Investment Class	RVVHX
Service Class	RYVFX
Consultant Class	RVFCX
Institutional Class	RVFIX
R Class	RVVRX
K Class	RVFKX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RVV	0.26	24.89

Russell 2000	0.25	24.55

Category Median	0.24	24.07

Best Quartile Breakpoint	0.30	22.94

[1] Five years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 353 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the top 50% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Annual Report to Shareholders | 29

Royce 100 Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July-December 2012[1]			9.62%

One-Year			11.52

Three-Year			9.16

Five-Year			4.93

Since Inception (6/30/03)			10.17

ANNUAL EXPENSE RATIOS

Operating Expenses			1.47%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROH	Year	ROH

2012	11.5%	2007	7.3%

2011	-6.5	2006	13.7

2010	24.8	2005	14.9

2009	38.0	2004	27.2

2008	-29.2

TOP 10 POSITIONS % of Net Assets

Reliance Steel & Aluminum			2.1%

Kennametal			2.1

PerkinElmer			2.0

Helmerich & Payne			2.0

Affiliated Managers Group			1.9

KBR			1.8

National Instruments			1.7

Valmont Industries			1.6

Lazard Cl. A			1.6

Mohawk Industries			1.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			26.8%

Information Technology			18.9

Consumer Discretionary			11.2

Energy			10.9

Financials			10.0

Materials			10.0

Health Care			3.6

Consumer Staples			2.2

Miscellaneous			4.2

Cash and Cash Equivalents			2.2

Managers’ Discussion
On a relative basis, we were disappointed with the calendar-year return for Royce 100 Fund (ROH), though its absolute return was solid. The Fund was up 11.5% in 2012, trailing its small-cap benchmark, the Russell 2000 Index, which rose 16.3% for the same period.
     The year began on a high note for stocks as a whole, and ROH more than fully participated in the first-quarter rally, up 13.1% compared to its benchmark’s 12.4% gain. In fact, the Fund lost most of its ground versus the index in 2012 during the more volatile and bearish months of April and May, the latter being especially tough on both an absolute and relative basis. These months were marked by lingering concerns about European debt and the strength of the U.S. and Chinese economies. For the second quarter, ROH slipped 10.1% while the Russell 2000 lost a more modest 3.5%. Small-caps reached their low in 2012 on June 4 before spending much of the summer months rising. The Russell 2000 reached its high for the year on September 14, though many small-caps, including the high-quality type that we seek for the Fund’s portfolio, continued to rise through the end of the year, particularly during the more volatile fourth quarter, which was key to the Fund outpacing its benchmark in the second half. For the third quarter, ROH was up 4.2% versus a gain of 5.3% for the small-cap index. During the fourth quarter, the Fund rose 5.2% while the Russell 2000 was up 1.9%. The Fund’s increase for the final six months of 2012 was 9.6% versus 7.2% for the small-cap index.
     Performance over the last full market cycle was strong on a relative basis and solid from an absolute standpoint. From the previous small-cap market peak on July 13, 2007 through the small-cap peak on April 29, 2011, the Fund was up 27.6% versus 6.6% for the small-cap index. (Please see page 6 for more market cycle results.) For the periods ended December 31, 2012, ROH outpaced the Russell 2000 for the five-year and since inception (6/30/03) periods. The Fund’s average annual total return since inception was 10.2%.
     As was the case in the first half of the year, each of the Fund’s eight equity sectors made a net contribution to returns. Unlike the first half, the full 12-month period saw net gains that were impressive. Two of the Fund’s largest sectors—Consumer Discretionary and Industrials—led all portfolio sectors by a comfortable margin, while Financials and Health Care also posted notable

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

IPG Photonics	1.13%

Warnaco Group (The)	0.78

AZZ	0.76

Valmont Industries	0.72

PerkinElmer	0.68

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus, and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of ROH’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

30 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

net gains. The latter group’s contribution was especially impressive considering its low weight in the portfolio. (It was also considerably underweight relative to the Russell 2000.) At the industry level net gains came from a variety of groups, with capital markets, textiles, apparel & luxury goods, household durables, machinery, and life sciences tools & services leading.
     Although M&A activity was somewhat muted in 2012, the portfolio benefited from the announcement on Halloween that apparel maker The Warnaco Group would be acquired for a more than 30% premium by a larger competitor in its business, PVH Corporation. The ensuing increase in Warnaco’s share price prompted us to sell our position. IPG Photonics develops and manufactures high-power, fiber-optic lasers and other laser products. Results improved through the year as its business in Asia reaccelerated while overall sentiment about fiber laser opportunity improved. We began to reduce our position in August.
     We also took gains in AZZ, which manufactures electrical and industrial products and provides galvanizing services. The company consistently beat quarterly earnings expectations in 2012—while margins also improved—based on strong global demand for utility infrastructure components used for power plant build-outs and a pick-up in steel galvanizing demand. Top-10 holding Valmont Industries makes fabricated metal products, pole and tower structures, and mechanized irrigation systems. Like AZZ, Valmont benefited from strong global utility infrastructure demand. This capacity expansion bolstered the firm’s outlook for sustained growth, while its irrigation system sales grew strong in the wake of summer droughts in the Midwest. PerkinElmer develops diagnostics for disease prevention and also offers technologies that focus on food safety and environmental quality. Its business benefited from several positive developments: a shift in focus to its higher margin, recurring revenue, neonatal diagnostic products; margin expansion from the rationalization of operations after aggressive M&A in prior years; accelerating organic growth from its expansion into emerging markets; and the secular tailwind of genomic analysis. It was a top-10 position at the end of December.
     We parted ways with securities trading and technology business Knight Capital Group in August after a software glitch caused trading errors that resulted in the need for a dilutive equity infusion. The slower pace of consumer electronics shipments, particularly DVD players, has been creating what we anticipate will be a near-term royalty revenue headwind for DTS, which provides multi-channel audio technology, products, and services for various entertainment markets. We held our shares in 2012.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Knight Capital Group Cl. A	-0.90%

DTS	-0.57

Major Drilling Group International	-0.53

ADTRAN	-0.48

GrafTech International	-0.42

[1] Net of dividends

ROYCE 100 FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/30/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$295 million

Number of Holdings	90

Turnover Rate	13%

Average Market Capitalization[1]	$2,274 million

Weighted Average P/E Ratio[2,3]	17.5x

Weighted Average P/B Ratio[2]	1.9x

U.S. Investments (% of Net Assets)	87.3%

Non-U.S. Investments (% of Net Assets)	10.5%

Symbol
Investment Class	ROHHX
Service Class	RYOHX
R Class	ROHRX
K Class	ROHKX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

ROH	0.30	23.68

Russell 2000	0.25	24.55

Category Median	0.24	24.07

Best Quartile Breakpoint	0.30	22.94

[1] Five years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 353 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the top 50% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund’s volatility ranked within the top 50% of small-cap objective funds, while the Fund also produced lower volatility than the Russell 2000.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Annual Report to Shareholders | 31

Royce Total Return Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July-December 2012[1]			9.83%

One-Year			14.42

Three-Year			11.58

Five-Year			3.83

10-Year			8.87

15-Year			8.41

Since Inception (12/15/93)			10.72

ANNUAL EXPENSE RATIO

Operating Expenses			1.15%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RTR	Year	RTR

2012	14.4%	2004	17.5%

2011	-1.7	2003	30.0

2010	23.5	2002	-1.6

2009	26.2	2001	14.8

2008	-31.2	2000	19.4

2007	2.4	1999	1.5

2006	14.5	1998	4.8

2005	8.2	1997	23.7

TOP 10 POSITIONS % of Net Assets

Nordson Corporation			1.0%

Erie Indemnity Cl. A			1.0

Rayonier			0.9

E-L Financial			0.9

Cato Corporation (The) Cl. A			0.9

Chemed Corporation			0.9

Federated Investors Cl. B			0.9

Magellan Midstream Partners L.P.			0.8

SEI Investments			0.8

Balchem Corporation			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			27.8%

Industrials			20.4

Consumer Discretionary			11.3

Energy			8.2

Materials			7.6

Information Technology			6.7

Health Care			5.7

Consumer Staples			4.0

Utilities			2.9

Telecommunication Services			0.7

Diversified Investment Companies			0.4

Miscellaneous			1.9

Bond			0.1

Cash and Cash Equivalents			2.3

Managers’ Discussion
A strong second half was a great help to the calendar-year performance of Royce Total Return Fund (RTR). The Fund gained 14.4% in 2012 versus 16.3% for its small-cap benchmark, the Russell 2000, for the same period. The year began, however, on a less satisfying note. Stocks rallied through much of the first quarter and, as we would typically expect, RTR lagged the small-cap index, gaining 8.9% versus 12.4% for its benchmark. Improving economic data gave way to the by-now-familiar menu of anxieties, including European sovereign debt, another recession in the U.S., and slower growth in China, all of which conspired to depress stock prices following a small-cap high on March 26. The markets mostly floundered until early June, which made the second quarter markedly bearish. Unfortunately, the Fund’s historical resilience in down markets seemed to temporarily desert it, and RTR fell 4.3% in the second quarter compared to a loss of 3.5% for the Russell 2000.
     Summer brought a welcome wave of rising share prices. For the small-cap index the rally peaked in mid-September, while many of the Fund’s holdings posted positive performance, however modest, into December. RTR climbed 6.0% in the third quarter compared to 5.3% for its benchmark. The Russell 2000 staggered through October, losing 2.2% for the month while the Fund eked out a 0.4% gain. For the fourth quarter as a whole, RTR rose 3.6% versus a 1.9% result for the small-cap index. The Fund was also competitive with the Russell 2000 from the 2012 small-cap low on June 4 through the end of December, up 16.1% versus 16.3%. While very short-term in nature, these results were encouraging, giving us hope that the market is finally leaving the tightly correlated cycle of the last few years and is entering a more historically typical cycle. The Fund’s recent market cycle performance, which can be found on page 6, remained somewhat mixed through the end of the year. RTR outperformed the Russell 2000 for the five-, 15-year, and since inception (12/15/93) periods ended December 31, 2012. The Fund’s average annual total return since inception was 10.7%.
     Financials led all of the Fund’s sectors by a wide margin. Within the sector, capital markets made the most significant positive impact on performance. This group was led by asset manager and money market specialist Federated Investors. First buying shares in RTR during 1999, we

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Nordson Corporation	0.38%

Nam Tai Electronics	0.37

Federated Investors Cl. B	0.34

A.F.P. Provida ADR	0.33

American Eagle Outfitters	0.31

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RTR’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

32 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

built our position during some of the worst days of the financial crisis. New regulations are coming for money market funds, though the wait has stretched beyond a year. The consensus has been that the longer it takes for the new rules to materialize, the less burdensome they are likely to be. Many investors viewed this as good news for Federated’s stock in 2012. We built our position based on that view and also on the idea that interest rates will rise at some point, helping the firm’s core business.
     Another holding in the capital markets group was A.F.P. Provida, the largest pension fund manager in Chile. Its stock price soared on news that its parent company received a bid to buy Provida. Rising pension assets also seemed to help keep its shares in high demand. Other financial companies that did well included two old favorites—asset management, financial services, and software company SEI Investments and asset manager Alliance Bernstein. The Financial sector also saw strong net gains from the insurance group and the Fund’s small but profitable number of holdings in REITs.
     Companies in Industrials made a notable contribution. Nordson Corporation, part of the machinery group, was the sector’s—and the Fund’s—top performer in 2012. The company has what we think is a highly attractive niche business making customized systems that apply adhesives, sealants, and coatings to consumer and industrial products during the manufacturing process. The company announced a 20% increase in its fiscal fourth quarter dividend in July, which not only excited investors, but also marked the 49th consecutive year in which it increased its dividend. We trimmed our position during June and July.
     Net losses were modest at every level of the portfolio and included a long-time Royce favorite. Our first purchase of CARBO Ceramics in RTR was back in 1998, and we have held a position continuously ever since in this manufacturer of resin-coated ceramic and sand proppants used in the hydraulic fracturing of natural gas and oil wells. Falling natural gas prices slowed production, which led to higher proppant inventories. The company also met with tough competition from Chinese firms selling similar, lower quality wares at discounted prices. Taking the long view, we added a bit to our position in October because we still like its prospects, especially with ample natural gas reserves still untapped here in the U.S. We began to sell much of our position in Meadowbrook Insurance Group during July. The company’s growth was largely the result of writing underpriced policies, which left it with inadequate reserves when the time came to pay out.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

CARBO Ceramics	-0.25%

Meadowbrook Insurance Group	-0.18

Gentex Corporation	-0.15

Jos. A. Bank Clothiers	-0.10

ManTech International Cl. A	-0.09

[1] Net of dividends

ROYCE TOTAL RETURN FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/15/93

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$4,433 million

Number of Holdings	456

Turnover Rate	17%

Average Market Capitalization[1]	$2,129 million

Weighted Average P/E Ratio[2,3]	14.5x

Weighted Average P/B Ratio[2]	1.7x

U.S. Investments (% of Net Assets)	87.5%

Non-U.S. Investments (% of Net Assets)	10.2%

Symbol
Investment Class	RYTRX
Service Class	RYTFX
Consultant Class	RYTCX
Institutional Class	RTRIX
W Class	RTRWX
R Class	RTRRX
K Class	RTRKX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/12).

Morningstar Statistical Measures[1]

	Sharpe Ratio	Standard Deviation

RTR	0.27	20.05

Russell 2000	0.25	24.55

Category Median	0.24	24.07

Best Decile Breakpoint	0.35	21.49

[1] Five years ended 12/31/12. Category Median and Best Decile Breakpoint based on 353 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the top 50% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund’s volatility ranked within the Best Decile of small-cap objective funds, while the Fund also produced lower volatility than the Russell 2000.

Down Market Performance Comparison
All Down Periods of 7.5% or Greater
Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Annual Report to Shareholders | 33

Royce Dividend Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July-December 2012[1]			11.53%

One-Year			16.95

Three-Year			13.25

Five-Year			6.51

Since Inception (5/3/04)			8.28

ANNUAL EXPENSE RATIOS

Operating Expenses			1.50%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDV	Year	RDV

2012	16.9%	2008	-31.5%

2011	-4.5	2007	0.0

2010	30.1	2006	19.9

2009	37.7	2005	7.3

TOP 10 POSITIONS % of Net Assets

Kennametal			1.6%

Pandora			1.3

Helmerich & Payne			1.3

SEI Investments			1.1

KKR & Co. L.P.			1.1

Hubbell Cl. B			1.1

Molex			1.1

AllianceBernstein Holding L.P.			1.1

Reinsurance Group of America			1.1

Oil States International			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			28.2%

Industrials			21.8

Consumer Discretionary			11.7

Materials			11.3

Information Technology			7.8

Energy			4.9

Health Care			4.3

Consumer Staples			2.9

Telecommunication Services			0.0

Miscellaneous			4.5

Cash and Cash Equivalents			2.6

Managers’ Discussion
One encouraging sign that quality small-cap stocks have been mounting a comeback was the strong performance of dividend-paying smaller companies during the last six-plus months of 2012, which could be seen in both the absolute and relative results for Royce Dividend Value Fund (RDV). For the calendar year the Fund gained 16.9%, ahead of its small-cap benchmark, the Russell 2000 Index, which was up 16.3% for the same period. RDV’s performance edge was entirely the result of a stronger rise from the 2012 small-cap low on June 4. The first half of 2012 was otherwise disappointing. The Fund underperformed its benchmark in both the bullish first quarter (+11.9% versus +12.4%) and the bearish second quarter (-6.3% versus -3.5%). These results were born of the closely correlated market phase that began in the spring of 2010, a period in which the Fund mostly struggled compared to the small-cap index.
     This began to change following the early June low, though one would have been hard pressed to see the significance of this date at the time. The third quarter brought mostly rising prices, and we were very pleased with RDV’s results. The Fund outpaced the Russell 2000 for the period, climbing 6.0% compared to a 5.3% gain for the benchmark. The fourth quarter was a more volatile time, as Hurricane Sandy, the elections, and distress about the fiscal cliff created concerns for investors. RDV beat the benchmark by a wider margin between the beginning of October and the end of December, rising 5.2% for the fourth quarter versus 1.9% for the small-cap index. We were especially happy that the Fund outpaced the Russell 2000 in October when share prices throughout the market were declining. RDV defied the odds, up 0.4% while its benchmark fell 2.2%. From the low on June 4 through December 31, 2012, the Fund gained 17.9% compared to 16.3% for the Russell 2000.
     The Fund’s strong year helped to solidify longer-term relative advantages for both market cycle and calendar year periods. RDV was ahead of its benchmark from the March 9, 2009 bottom through the end of 2012, rising 167.6% versus 160.9% for the Russell 2000. (More market cycle results can be found on page 6.) The Fund also beat the small-cap index for the three-, five-year, and since inception (5/3/04) periods ended December 31, 2012. RDV’s average annual total return since inception was 8.3%.

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Pandora	0.85%

AZZ	0.52

Federated Investors Cl. B	0.52

Valmont Industries	0.52

Foster (L.B.) Company	0.49

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus, and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

34 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

     While none of the Fund’s sectors finished the year in the red, Financials and Industrials stood out with particularly strong contributions. Asset manager and money market specialist Federated Investors reaped a benefit from the view that the longer it takes for new money market regulations to take effect, the less troublesome they are likely to be. We held our shares based on that view and on the contention that interest rates will rise at some point, which should help the firm’s business. Two companies from the Industrials sector posted notable net gains. AZZ makes electrical and industrial products and provides galvanizing services for steel fabrication. Revenues rose, which helped to push earnings beyond what Wall Street was expecting. AZZ benefited from high global demand for both utility infrastructure components used for power plant build-outs and steel galvanizing services. After building our position, we took gains in November and December. Valmont Industries was helped by the same growing need for global utility infrastructure builds. The increased capacity improved the firm’s growth outlook while summer droughts in the Midwest also helped its irrigation system sales.
     It did not take long for the stock of top-10 position Pandora A/S to make its mark in RDV’s portfolio. We initiated a position in July 2012 shortly before its stock took off. The company is a Danish designer, maker, and distributor of hand-finished jewelry. Its shares plummeted 65% in August of 2011 after an unexpected profit warning. It then labored to come back, falling dramatically again in February 2012. All of this made its valuation very attractive to us when we first purchased stock. Its shares then rose in August after the company released better-than-expected results. This trend continued when strong third-quarter results were released early in November, again pushing its stock upward.
     Artio Global Investors is a New York City-based asset manager that first attracted us with its impressive long-term track record with non-U.S. equities. The stock suffered from declining assets and revenues. Eventually deciding that we liked its dividend, its attractively low share price, and the company’s expertise in a market that we view as poised for growth, we reinitiated a position in August that we added to in September. Strayer Education, the holding company for Strayer University, is a for-profit undergraduate and graduate institution. Its shares struggled throughout the year, but took a dramatic plunge in July. Recent earnings were well below expectations, the firm has been dealing with increased costs and falling enrollments, and negative headlines have highlighted high dropout rates and poorly prepared students in its industry. Although we suspect that for-profit education is here to stay and that Strayer can eventually benefit, we chose to take our losses and move on by selling our shares in July.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Artio Global Investors Cl. A	-0.18%

Strayer Education	-0.17

Arkansas Best	-0.15

Major Drilling Group International	-0.14

Nu Skin Enterprises Cl. A	-0.14

[1] Net of dividends

ROYCE DIVIDEND VALUE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 5/3/04

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$395 million

Number of Holdings	238

Turnover Rate	28%

Average Market Capitalization[1]	$2,335 million

Weighted Average P/E Ratio[2,3]	14.7x

Weighted Average P/B Ratio[2]	2.0x

U.S. Investments (% of Net Assets)	76.3%

Non-U.S. Investments (% of Net Assets)	21.1%

Symbol
Investment Class	RDVIX
Service Class	RYDVX
Institutional Class	RDIIX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RDV	0.38	21.54

Russell 2000	0.25	24.55

Category Median	0.24	24.07

Best Quartile Breakpoint	0.30	22.94

[1] Five years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 353 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the Best Quartile of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund’s volatility ranked within the Best Quartile of small-cap objective funds, while the Fund also produced lower volatility than the Russell 2000.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Annual Report to Shareholders | 35

Royce Micro-Cap Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July-December 2012[1]			5.26%

One-Year			8.01

Three-Year			7.28

Five-Year			2.57

10-Year			11.35

15-Year			9.69

20-Year			11.49

Since Inception (12/31/91)			12.28

ANNUAL EXPENSE RATIO

Operating Expenses			1.50%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMC	Year	RMC

2012	8.0%	2004	15.8%

2011	-12.1	2003	52.6

2010	30.1	2002	-13.4

2009	55.7	2001	23.1

2008	-40.9	2000	16.7

2007	7.1	1999	13.7

2006	22.3	1998	-3.3

2005	11.5	1997	24.7

TOP 10 POSITIONS % of Net Assets

Marten Transport			1.3%

Graham Corporation			1.2

Perry Ellis International			1.2

Anaren			1.2

Universal Stainless & Alloy Products			1.1

Olympic Steel			1.1

Patriot Transportation Holding			1.1

GP Strategies			1.1

Quaker Chemical			1.1

Total Energy Services			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			21.3%

Materials			15.4

Information Technology			14.8

Consumer Discretionary			14.6

Health Care			10.1

Energy			8.3

Financials			5.8

Consumer Staples			1.9

Telecommunication Services			0.8

Utilities			0.2

Miscellaneous			5.0

Cash and Cash Equivalents			1.8

Manager’s Discussion
Two thousand twelve was a difficult year for Royce Micro-Cap Fund (RMC), which made for a poor relative performance for the calendar year. The Fund was up 8.0% in 2012, trailing its benchmark, the Russell Microcap Index, and the small-cap Russell 2000 Index, which posted respective calendar-year gains of 19.7% and 16.3%. RMC struggled to keep pace with both indexes following a micro-cap high on March 26, 2012 (this high lasted into September). During the first half of the year, the Fund was up 2.6% versus gains of 13.0% for its benchmark and 8.5% for the small-cap Russell 2000 Index for the same period. The second half was only slightly better.
     While the rally that enlivened the summer months was welcome for stocks as a whole, it bore too close a resemblance to 2012’s first quarter, a period in which the Fund acquitted itself well on an absolute basis but trailed both the micro-cap and small-cap indexes. For the third quarter, RMC gained 4.7% versus 5.9% for its benchmark and 5.3% for the Russell 2000. The Fund thus remained behind as we entered the fourth quarter, a more unsettled period in which we would typically expect the portfolio to have fared better, particularly on a relative basis. Attempting to make sense of Hurricane Sandy, the elections, the looming fiscal cliff, and the initiation of a fourth round of monetary stimulus in mid-December, the markets weaved first this way then that, finishing the quarter for the most part flat to slightly negative. RMC was up 0.5% in the year’s final quarter compared to gains of 0.0% for the Russell Microcap and 1.9% for the Russell 2000.
     The Fund’s heavier weightings in more economically sensitive areas of the micro-cap space—including Materials and Energy—hindered results for the calendar year. This left us in a dilemma that is typically far more temporary—our disciplined approach and preference for bargain-priced companies with strong balance sheets and above-average returns on invested capital have led us to companies that have had far more muted participation in recent rallies while they have been just as fully sold off during downturns. Needless to say, this frustrating pattern has persisted for far longer than any of us would like. RMC outperformed the Russell Microcap from the previous small-cap peak on July 13, 2007 through December 31, 2012 up 7.9% versus -6.9%. (Market results can be found on page 6.) The Fund also outpaced its benchmark for the five- and 10-year periods ended December 31, 2012, while it beat the Russell 2000 for the 10-, 15-, 20-year, and since inception (12/31/91) periods. (Data for the micro-cap index goes back only as far as 2000.) The Fund’s average annual total return since inception was 12.3%.

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

GP Strategies	0.58%

Geospace Technologies	0.51

Super Group	0.48

Kensey Nash	0.44

Perry Ellis International	0.41

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

36 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

     There was significant bifurcation in the micro-cap market in 2012, where strong performance came from two extremes in the asset class while many companies left in the middle languished. This barbell-shaped market consisted of high-yielding, fixed-income-looking issues at one end—primarily REITs (real estate investment trusts) and MLPs (master limited partnerships), which many investors saw as more stable. The other end was made up of companies that were growing very quickly, but were mostly more speculative types of companies that lacked the strong business qualities that we seek for the portfolio. These were primarily higher-growth and higher-risk investments in sectors and industries such as biotech, fast-growing consumer oriented companies, and high-growth tech stocks. Very few investors were interested in the kinds of micro-cap companies that were attracting our attention—businesses with good balance sheets and solid returns on invested capital. The bulk of these stocks apparently looked too risky to one segment of investors and not fast-growing enough to another.
     Top-10 holding GP Strategies provides customized training services for a growing number of industries in the U.S. and U.K. We have long admired both its business and its successful execution in challenging markets for its industry. Several acquisitions over the last few years also helped its business to improve, something increasing numbers of investors began to notice. Geospace Technologies makes seismic data instruments. Innovations with wireless technology and strong margins kept its stock price climbing through much of the year. We began to take gains in February. We began to sell our shares of Super Group more aggressively in October. This Singapore-based business makes breakfast cereal, instant beverages, and other food products. Double-digit sales and profit growth in its fiscal third quarter gave its stock price a lift.
     Canadian gold mining business Richmont Mines detracted most from performance in 2012. The company’s CEO resigned in February before the firm announced revised reserve and resource guidance on several mines. These struggles were compounded when a mine closed in November. We began to sell our shares in December. Lamprell faced its own share of trouble in 2012. While the firm remains a leader in the repair and refurbishment of drilling rigs, it had problems with suppliers in its efforts to enter the rig construction business. Its share price then fell more dramatically in May when the company issued the first of five profit warnings on the heels of insider selling. Our thought was that this historically well-run business could learn from these missteps, benefit from its new management, and eventually recover.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Richmont Mines	-0.59%

Lamprell	-0.52

ChinaCast Education	-0.50

Global Power Equipment Group	-0.30

hhgregg	-0.30

[1] Net of dividends

ROYCE MICRO-CAP FUND VS. RUSSELL MICROCAP AND RUSSELL 2000 Value of $10,000 Invested on 6/30/00 (Russell Microcap Inception)

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$971 million

Number of Holdings	204

Turnover Rate	15%

Average Market Capitalization[1]	$368 million

Weighted Average P/E Ratio[2,3]	14.9x

Weighted Average P/B Ratio[2]	1.5x

U.S. Investments (% of Net Assets)	64.5%

Non-U.S. Investments (% of Net Assets)	33.7%

Symbol
Investment Class	RYOTX
Service Class	RMCFX
Consultant Class	RYMCX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (22% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RMC	0.21	24.14

Russell Microcap	0.17	25.61

Category Median	0.23	24.99

Best Quartile Breakpoint	0.29	24.31

[1] Five years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 27 micro-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell Microcap on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund’s volatility ranked within the Best Quartile of micro-cap objective funds, while the Fund also produced lower volatility than the Russell Microcap.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Annual Report to Shareholders | 37

Royce Opportunity Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July-December 2012[1]			10.20%

One-Year			22.59

Three-Year			12.60

Five-Year			4.67

10-Year			12.02

15-Year			11.39

Since Inception (11/19/96)			12.22

ANNUAL EXPENSE RATIO

Operating Expenses			1.17%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROF	Year	ROF

2012	22.6%	2004	17.5%

2011	-13.0	2003	72.9

2010	33.8	2002	-17.0

2009	62.1	2001	17.3

2008	-45.7	2000	19.8

2007	-2.0	1999	32.3

2006	18.8	1998	4.9

2005	4.8	1997	20.8

TOP 10 POSITIONS % of Net Assets

Apogee Enterprises			0.8%

Kaiser Aluminum			0.8

NCI Building Systems			0.8

Piper Jaffray			0.7

Texas Industries			0.7

Quanex Building Products			0.7

Unifi			0.7

Jones Group (The)			0.7

RTI International Metals			0.7

OM Group			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			23.1%

Industrials			20.6

Consumer Discretionary			16.2

Financials			11.4

Materials			9.5

Energy			4.5

Health Care			2.5

Consumer Staples			0.7

Telecommunication Services			0.4

Miscellaneous			4.0

Preferred Stock			0.4

Cash and Cash Equivalents			6.7

Manager’s Discussion
The calendar year return for Royce Opportunity Fund (ROF) was strong on both an absolute and relative basis. The Fund gained an impressive 22.6% in 2012, outperforming its small-cap benchmark, the Russell 2000 Index, which was up 16.3% for the same period. We have been pleased with the Fund’s recent performance, especially when considering that it was achieved in a market climate that has not been hospitable of late to active management styles in general and small-cap value approaches in particular.
     The Fund started the year with full participation in the bull run that lasted through almost the entire first quarter, when ROF rose 17.4% compared to 12.4% for the Russell 2000. The Fund then fell 5.3% in the bearish second quarter while the small-cap index was down 3.5%, which gave ROF a solid advantage in the year’s first half. The market rallied again following the 2012 small-cap low on June 4, a rally that for some stocks lasted through the end of the year. The Fund was up 4.2% in the third quarter versus a gain of 5.3% for its benchmark. The fourth quarter was more unsettled. Investors reacted, though less dramatically than in the second quarter, to several developments, including Hurricane Sandy, the elections, and anxiety about the fiscal cliff. The Fund enjoyed a terrific fourth quarter, and a particularly solid October, when it lost 1.0% compared to a decline of 2.2% for the small-cap index. For the quarter as a whole, ROF was up 5.8% versus 1.9% for the Russell 2000.
     The Fund has been historically strong in bull phases. For the periods ended December 31, 2012, ROF beat the small-cap index from the March 9, 2009 small-cap bottom (+243.8% versus +160.9%), from the October 3, 2011 small-cap low (+54.0% versus +42.0%), and from the June 4, 2012 small-cap low (+19.8% versus +16.3%). (More market cycle results can be found on page 6.) The Fund outperformed the Russell 2000 for the three-, five-, 10-, 15-year, and since inception (11/19/96) periods ended December 31, 2012. ROF’s average annual total return since inception was 12.2%.
     While there continues to be great uncertainty and the pace of growth remains fairly muted, it is important to remember that the economy is nonetheless expanding. Moreover, certain resurgent areas were particularly strong in 2012, such as housing, automobiles, and many consumer areas. The market rewarded these industries over the last 12 months as many

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Cost Plus	0.79%

Louisiana-Pacific Corporation	0.68

Apogee Enterprises	0.59

M.D.C. Holdings	0.56

Hovnanian Enterprises	0.48

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of ROF’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

38 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

investors, flush with liquidity thanks to record low interest rates, were hungry for growth. The portfolio was well positioned to benefit from these developments, enjoying particular success with holdings related to housing. Contributions came from companies ranging from builders to mortgage businesses. Louisiana-Pacific Corporation manufactures building products for new home construction, repair, and remodeling. With its stock price rising through most of the year, we began to slowly reduce our position in March. Apogee Enterprises makes a variety of glass products such as architectural glass and thermo-glass. An anticipated increase in commercial building seemed to drive its share price upward, prompting us to begin taking gains in May. We did something similar with M.D.C. Holdings, a Colorado-based homebuilder and mortgage services business with an experienced management team that guided the company effectively through the housing crisis by getting leaner and generating cash. We started to slowly sell shares in April. Beginning in November, we also thinned out our position in the preferred shares of homebuilder Hovnanian Enterprises.
     Small-caps are routinely subject to the ‘urge to merge,’ and 2012 was no exception, at least for ROF’s portfolio. In the first half alone nearly a dozen holdings were acquired, including the Fund’s top contributor in 2012, Cost Plus, which was bought by Bed Bath & Beyond in a deal that closed late in June. Cost Plus retails specialty food items, kitchen utensils, and other home goods. New management emphasized this merchandise while de-emphasizing furniture, helping the firm to operate more effectively. We finished selling our stake shortly after the announcement was made in early May.
     Disappointments were few and included supermarket and pharmacy operator SUPERVALU, which is a turnaround candidate that had not yet reversed direction by the end of December. (In early January its price began to rise when a private equity firm announced that it would buy several of its supermarket and pharmacy lines.) We were drawn to its solid business and attractive cash-flow characteristics, reasoning that these could help its business to recover. Events in early July then forced us to reconsider our analysis. We still see the potential for a turnaround, but a tough pricing environment and dismal sales mean that more patience will be needed. Actively trading the stock in 2012, we began to trim our stake in October and November. We felt a similar need for patience with shipping and transport company Arkansas Best, which continued to struggle through a difficult period for its industry. We first built a position into early April and then reduced it between late April and early September. Dramatic share price declines led us to start buying again in October. Its valuation remained compelling, and we like the firm’s expertise in its industry.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

SUPERVALU	-0.48%

Arkansas Best	-0.28

bebe stores	-0.24

MBIA	-0.22

Key Energy Services	-0.21

[1] Net of dividends

ROYCE OPPORTUNITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 11/19/96

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$1,844 million

Number of Holdings	304

Turnover Rate	34%

Average Market Capitalization[1]	$632 million

Weighted Average P/E Ratio[2,3]	13.7x

Weighted Average P/B Ratio[3]	1.2x

U.S. Investments (% of Net Assets)	90.6%

Non-U.S. Investments (% of Net Assets)	2.7%

Symbol
Investment Class	RYPNX
Service Class	RYOFX
Consultant Class	ROFCX
Institutional Class	ROFIX
R Class	ROFRX
K Class	ROFKX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (29% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

ROF	0.29	31.61

Russell 2000	0.25	24.55

Category Median	0.24	24.07

Best Quartile Breakpoint	0.30	22.94

[1] Five years ended 12/31/12 Category Median and Best Quartile Breakpoint based on 353 small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell 2000 and performed within the top 50% of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Annual Report to Shareholders | 39

Royce Global Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July-December 2012[1]			11.51%

One-Year			11.03

Three-Year			7.00

Five-Year			3.57

Since Inception (12/29/06)			5.28

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.77%

Net Operating Expenses			1.69

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGV	Year	RGV

2012	11.0%	2009	61.9%

2011	-18.7	2008	-39.9

2010	35.7	2007	14.3

TOP 10 POSITIONS % of Net Assets

Semperit AG Holding			3.0%

Mayr-Melnhof Karton			3.0

Helmerich & Payne			2.7

Ashmore Group			2.6

Trican Well Service			2.5

FamilyMart			2.3

Pason Systems			2.3

Recordati			2.2

Jupiter Fund Management			2.2

Value Partners Group			2.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			19.8%

Industrials			16.9

Financials			13.8

Consumer Discretionary			10.6

Information Technology			10.1

Health Care			9.7

Energy			8.9

Consumer Staples			5.9

Cash and Cash Equivalents			4.3

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United States			17.7%

United Kingdom			11.1

Japan			10.6

Canada			9.3

Austria			6.0

Hong Kong			4.3

South Africa			4.2

Germany			3.7

Switzerland			3.0

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by their country of headquarters.

Managers’ Discussion
Royce Global Value Fund (RGV) gained 11.0% in 2012, lagging its benchmark, the Russell Global Small Cap Index, which was up 17.7% for the same period. During the decidedly bullish first quarter the Fund gained 13.1%, staying close to its benchmark, which rose 13.7%. Anxieties about European sovereign debt, the fragility of the U.S. economy, and the slowing pace of growth in China drove share prices down across the globe between late March and early June, which made for a grim second quarter. RGV fell 11.9% during this quarter compared to a decline of 6.7% for its global small-cap benchmark. Underperformance was driven in large part by the share-price collapse of a previously profitable holding—Lamprell—and the Fund’s significant overweight in the Materials sector.
     The second half of the year was far better. When news came out of Europe in late June that more definitive action would be taken to shore up the finances of troubled Spain and Italy, the markets rallied. The good times lasted in some cases through the end of the year and made for a bullish third quarter in which the Fund gained 8.8% versus its benchmark’s 7.1% increase. The pace of the rally slackened in the fourth quarter, though small-cap share prices in general continued to climb. RGV was up 2.5% in the fourth quarter versus a gain of 3.6% for the Russell Global Small Cap.
     The Fund rose a bit more slowly than its benchmark during the rally that began following the global small-cap index’s 2012 low on June 4, but its second half was strong on an absolute basis. From the June low through the end of December, RGV was up 15.2% compared to 18.8% for the benchmark; for the second half, the Fund gained 11.5% versus 11.0% for the Russell Global Small Cap. RGV also beat its benchmark for the five-year and since inception (12/29/06) periods ended December 31, 2012.
     In addition to holdings located in the U.S., Japan, and Hong Kong, the Fund enjoyed success with several European holdings. This merits mentioning because so many observers seem to have written Europe off. Considering the eurozone’s ongoing debt and currency concerns, this pessimism is not baseless. However, the situation is far more nuanced than is typically reported. One can almost color in a map of corporate Europe by the strength

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Moshi Moshi Hotline	1.00%

TGS-NOPEC Geophysical	0.88

Mayr-Melnhof Karton	0.80

Jupiter Fund Management	0.79

Hochschild Mining	0.75

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, at or below 1.69% through April 30, 2013. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

40 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

of balance sheets with the U.K. and the area north of the Alps (in particular Switzerland, Germany, France, Scandinavia, and northern Italy), while most of the bad news has been coming from peripheral markets such as Greece, Spain, and Ireland. The bulk of our European investments have been in those economies and stock markets that have been more stable or successful. In Germany, to take one instance, unemployment hit a 20-year low in 2012. Employment levels were at a 40-year high driven by robust export-centered industries. So while many look at Europe and conclude that the lights have gone out, we see many areas that continue to function (or flourish), where small-cap companies took market share and went on creating value in 2012.
     Seven of the Fund’s eight equity sectors finished the year with net gains while net losses in the Energy sector were modest. Industrials led all sectors by a wide margin, though notable net gains also came from Materials (which recovered nicely in the second half), Financials, Information Technology, and Health Care. The top performer in 2012, in the Industrials sector and in the portfolio as a whole, was Moshi Moshi Hotline, a Japanese business that offers call centers, back office services, consulting, and other services. Its stock fell sharply in the aftermath of the March 2011 earthquake and had not yet recovered by early 2012. We were attracted to its core businesses, dividend yield, and attractive valuation, so we first built our position in the first half of 2011. Its stock soared in early August when the company significantly raised its consolidated mid-year revenue outlook based primarily on increased sales and improved business efficiency. After buying in the spring, we reduced our position on the heels of this development between late August and October.
     Lamprell, which had an outsized and unfortunate effect on calendar-year results, was the Fund’s number-one detractor in 2012. The company repairs and refurbishes drilling rigs and encountered supply-chain problems in its first foray into the rig construction business. Its share price then fell dramatically in May when the company issued the first of an eventual five profit warnings on the heels of insider selling. Concluding that the new-build business line was structurally unattractive and a hindrance to managing the company as well as it had been before, we sold our investment in June. A slumping stock price led us to add to our stake in top-10 holding Trican Well Service in March. A long-time Royce favorite, we were initially attracted to its well-run business and low-debt balance sheet and continue to hold a high opinion of this specialized equipment and service provider for drilling, completion, and reworking oil and gas wells. A poor market for many energy stocks was the major reason why its stock struggled through most of 2012.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Lamprell	-1.59%

Trican Well Service	-0.59

Major Drilling Group International	-0.56

MegaStudy	-0.50

Sprott	-0.47

[1] Net of dividends

ROYCE GLOBAL VALUE FUND VS. RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$300 million

Number of Holdings	63

Turnover Rate	36%

Average Market Capitalization[1]	$1,618 million

Weighted Average P/E Ratio[2,3]	12.9x

Weighted Average P/B Ratio[2]	1.9x

Ticker Symbol
Investment Class	RGVIX
Service Class	RIVFX
Consultant Class	RGVHX
R Class	RGVRX
K Class	RGVKR

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RGV	0.25	26.72

Russell Global Small Cap	0.12	24.57

Category Median	0.12	24.51

Best Quartile Breakpoint	0.25	22.93

[1] Five years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 21 world stock small-cap objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell Global Small Cap and performed within the top 50% of world stock small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio.

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater
in Percentages(%)

The Royce Funds 2012 Annual Report to Shareholders | 41

Royce International Smaller-Companies Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July-December 2012[1]			14.27%

One-Year			19.39

Three-Year			7.05

Since Inception (6/30/08)			5.79

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.15%

Net Operating Expenses			1.69

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RIS	Year	RIS

2012	19.4%	2010	26.5%

2011	-18.7	2009	50.3

TOP 10 POSITIONS % of Net Assets

Recordati			1.7%

Semperit AG Holding			1.3

Takkt			1.3

DiaSorin			1.3

Santen Pharmaceutical			1.2

Mayr-Melnhof Karton			1.2

Ashmore Group			1.2

Sulzer			1.2

SimCorp			1.2

Partners Group Holding			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			22.2%

Health Care			18.0

Industrials			14.5

Financials			12.6

Materials			11.5

Information Technology			7.7

Consumer Staples			6.6

Energy			4.0

Cash and Cash Equivalents			2.9

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

Japan			12.3%

United Kingdom			9.9

France			9.6

Switzerland			8.5

Hong Kong			8.4

Germany			6.3

Italy			3.7

South Africa			3.2

India			3.2

China			3.1

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Managers’ Discussion
While perception held otherwise, many non-U.S. markets finished 2012 in soundly bullish shape. This could be seen in the calendar-year performance for Royce International Smaller-Companies Fund (RIS). The Fund was up 19.4% in 2012, ahead of its benchmark, the Russell Global ex-U.S. Small Cap Index, which gained 18.8% for the same period.
     Perhaps those who believed that foreign stock markets were worth avoiding can be forgiven considering that the first half of the year featured the shifting extremes of the alternately bullish and bearish moods that investors have been in over the last few years. The first quarter built on the up-market momentum established late in 2011 when the ECB (European Central Bank) announced a plan to help Italy and Spain escape potential insolvency. For the quarter, RIS was up 13.8%, just behind the non-U.S. small-cap index, which gained 14.4%. Yet worries about European debt resurfaced before the end of March, joined by anxiety over the pace of growth in both the U.S. and Chinese economies. Fatalism was once again substituted for confidence, which drove share prices down in the second quarter when the Fund fell 8.2% compared to a decline of 8.5% for its benchmark.
     After finishing the first half slightly behind the non-U.S. small-cap index, the Fund fared better in the more mildly bullish third quarter. RIS rose 9.3% versus 8.3% for the Russell Global ex-U.S. Small Cap. Renewed optimism over an ECB announcement that more would be done to keep certain eurozone nations from defaulting on debt was the chief catalyst. The year’s final quarter saw share prices continue to rise, though again at a slower rate than was the case earlier in the year. For the fourth quarter, RIS climbed 4.6%, close to its benchmark’s gain of 4.8% for the same period. These results gave the Fund a second-half advantage, up 14.3% versus 13.5% for the Russell Global ex-U.S. Small Cap. RIS also outperformed its benchmark for the three-year and since inception (6/30/08) periods ended December 31, 2012.
     One dilemma facing investors in non-U.S. companies is that the ECB has often sounded more resolute about dealing with eurozone members’ ongoing struggles with debt than it has been with actually taking action to confront these problems. In spite of this, many investors realize that there will be action at some point and that many European businesses were carrying on successfully even in the absence of policy solutions. We are not entirely confident that the ECB

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Grendene	0.89%

Fuchs Petrolub	0.63

Moshi Moshi Hotline	0.60

Grupo Herdez	0.60

DiaSorin	0.57

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses, at or below 1.69% through April 30, 2013 and at or below 1.99% through April 30, 2022. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

42 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

can create a policy that will solve either sovereign debt or currency issues because the structural challenges are likely to prove intractable. However, within the admittedly bleak macro picture we continue to see ample opportunities in Europe, especially in fiscally prudent and/or export-heavy economies such as Germany, France, and Norway, or in non-euro-using nations such as the UK and Switzerland. Equally important are the opportunities in non-European locales such as Hong Kong, Japan, Brazil, and Mexico. It is worth mentioning that holdings from all of these countries made net contributions to results in 2012.
     With the exception of a very modest net loss from Energy, each of the Fund’s equity sectors posted net gains for the calendar year. Consumer Discretionary and Industrials led by a sizable margin, though notable net gains also came from Health Care, Materials, Financials, and Consumer Staples. The leading industry groups for 2012 included textiles, apparel & luxury goods, machinery, food products, capital markets, and pharmaceuticals. Net losses at the industry level were also small in the 12-month period.
     Lamprell is a leading UAE-based construction and engineering firm that repairs and refurbishes oil and natural gas rigs. Supply chain problems caused the company to stumble badly in the second quarter when it entered the rig construction business. We found what followed even more distressing: Its share price fell dramatically in May when the company issued the first of an eventual five profit warnings in 2012. The combination of its significantly altered business model, insider selling before the first profit warning, the compromised ability of management to forecast performance and control the business, and a weakened balance sheet convinced us to sell our shares in June. MegaStudy, a South Korean educational firm that specializes in online tutoring and test preparation, was another poor performer in 2012. Confident in the company’s long-term prospects in a rapidly growing field, we built our position in March, April, and September as its stock price fell dramatically on ongoing earnings disappointments.
     Grendene is a Brazilian company that manufactures footwear and sells it under several brand names including Melissa, Grendha, Ipanema, Rider, and Grendene Kids. Its shares soared, in the second half especially, as rising net income and an acquisition aimed at improving the company’s retail footprint seemed to make its shares increasingly attractive. We took some gains in September. Fuchs Petrolub is a German business that refines and produces industrial and automotive lubricants. The company benefited from growing demand, especially in emerging markets, and a decline in base oil prices, its primary raw material cost input. We reduced our stake in September and October.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Lamprell	-0.78%

MegaStudy	-0.26

Alexco Resource	-0.26

Saracen Mineral Holdings	-0.22

SMA Solar Technology	-0.22

[1] Net of dividends

ROYCE INTERNATIONAL SMALLER-COMPANIES FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 6/30/08

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$26 million

Number of Holdings	136

Turnover Rate	44%

Average Market Capitalization[1]	$1,232 million

Weighted Average P/E Ratio[2,3]	13.4x

Weighted Average P/B Ratio[2]	2.0x

Ticker Symbol
Service Class	RYGSX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RIS	0.45	19.13

Russell Global ex-U.S. Small Cap	0.42	19.26

Category Median	0.48	19.81

Best Quartile Breakpoint	0.59	18.11

[1] Three years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 65 foreign small/mid objective funds (oldest class only) with at least three years of history.

The Fund beat the Russell Global ex-U.S. Small Cap on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund’s volatility ranked within the top 50% of foreign small/mid objective funds, while the Fund also produced lower volatility than the Russell Global ex-U.S. Small Cap.

The Royce Funds 2012 Annual Report to Shareholders | 43

Schedules of Investments

Royce Pennsylvania Mutual Fund

	SHARES	VALUE
COMMON STOCKS – 99.0%

Consumer Discretionary – 14.7%
Auto Components - 1.2%
China XD Plastics [1,2]	244,900	$940,416
Dorman Products	716,691	25,327,860
Drew Industries	822,088	26,512,338
Gentex Corporation	156,200	2,939,684
Spartan Motors	109,000	537,370
Strattec Security	150,000	3,871,500
Superior Industries International	488,000	9,955,200

		70,084,368

Automobiles - 0.8%
Thor Industries	656,950	24,589,638
Winnebago Industries [2,3]	1,504,450	25,771,229

		50,360,867

Distributors - 0.4%
Pool Corporation	261,400	11,062,448
Weyco Group [3]	590,500	13,794,080

		24,856,528

Diversified Consumer Services - 0.9%
Corinthian Colleges [2]	100,000	244,000
Lincoln Educational Services	54,800	306,332
Sotheby’s	1,273,108	42,801,891
Universal Technical Institute	753,700	7,567,148

		50,919,371

Hotels, Restaurants & Leisure - 0.1%
CEC Entertainment	140,600	4,666,514

Household Durables - 2.7%
Desarrolladora Homex ADR [1,2]	292,400	3,649,152
Ethan Allen Interiors [3]	1,573,910	40,465,226
Furniture Brands International [1,2]	1,029,400	1,091,164
Harman International Industries	401,900	17,940,816
La-Z-Boy	907,300	12,838,295
Mohawk Industries [2]	371,900	33,645,793
Natuzzi ADR [2]	2,096,300	4,024,896
NVR [2]	42,651	39,238,920
Skullcandy [1,2]	68,600	534,394
Skyline Corporation [1,2]	183,400	744,604
Stanley Furniture [1,2,3]	912,235	4,105,058

		158,278,318

Internet & Catalog Retail - 0.0%
† CafePress [1,2]	120,000	692,400

Leisure Equipment & Products - 0.1%
Arctic Cat [2]	27,300	911,547
Callaway Golf	250,000	1,625,000
Leapfrog Enterprises Cl. A [2]	73,400	633,442
Sturm, Ruger & Co.	7,800	354,120

		3,524,109

Media - 1.2%
† Acquity Group ADR [2]	36,000	277,560
DreamWorks Animation SKG Cl. A [1,2]	746,800	12,374,476
Morningstar	546,800	34,355,444
Rentrak Corporation [2]	283,265	5,520,835
Scholastic Corporation	443,000	13,095,080
World Wrestling Entertainment Cl. A	357,831	2,823,286

		68,446,681

Multiline Retail - 0.0%
Tuesday Morning [2]	370,000	2,312,500

Specialty Retail - 5.1%
American Eagle Outfitters	982,991	20,161,145
America’s Car-Mart [2,3]	556,600	22,553,432
Ascena Retail Group [2]	2,264,132	41,863,801
Buckle (The)	638,004	28,480,498
Cato Corporation (The) Cl. A	1,362,502	37,373,430
GameStop Corporation Cl. A	1,032,300	25,900,407
Guess?	908,814	22,302,296
Jos. A. Bank Clothiers [2]	668,079	28,446,804
Le Chateau Cl. A [1,2]	685,000	2,520,458
Men’s Wearhouse (The)	67,533	2,104,328
Penske Automotive Group	389,200	11,711,028
Pier 1 Imports	1,210,400	24,208,000
Shoe Carnival [3]	1,227,698	25,155,532
Stein Mart	815,929	6,152,105
Wet Seal (The) Cl. A [2]	204,300	563,868

		299,497,132

Textiles, Apparel & Luxury Goods - 2.2%
Barry (R.G.)	204,344	2,895,555
Columbia Sportswear	331,061	17,665,415
Crocs [2]	791,020	11,382,778
Deckers Outdoor [1,2]	430,884	17,351,699
G-III Apparel Group [2]	608,157	20,817,214
Gildan Activewear	239,000	8,742,620
K-Swiss Cl. A [1,2]	654,450	2,198,952
Maidenform Brands [2]	988,207	19,260,154
Movado Group	50,000	1,534,000
Steven Madden [2]	365,966	15,469,383
True Religion Apparel	407,200	10,351,024
† Vera Bradley [1,2]	140,962	3,538,146

		131,206,940

Total (Cost $685,334,812)		864,845,728

Consumer Staples – 1.5%
Food & Staples Retailing - 0.1%
Village Super Market Cl. A	80,811	2,655,449

Food Products - 0.5%
Calavo Growers	58,200	1,467,222
Cal-Maine Foods	157,221	6,323,429
Darling International [2]	20,000	320,800
Industrias Bachoco ADR	103,886	2,900,497
Sanderson Farms	366,900	17,446,095

		28,458,043

Household Products - 0.1%
Harbinger Group [2]	1,009,600	7,763,824

Personal Products - 0.8%
Inter Parfums	1,199,410	23,340,519
Nu Skin Enterprises Cl. A [1]	512,609	18,992,163

44 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Consumer Staples (continued)
Personal Products (continued)
Nutraceutical International	312,500	$5,168,750

		47,501,432

Total (Cost $66,296,316)		86,378,748

Energy – 7.4%
Energy Equipment & Services - 6.6%
† C&J Energy Services [2]	301,177	6,457,235
CARBO Ceramics	211,700	16,584,578
Ensign Energy Services	1,710,100	26,424,286
Exterran Holdings [2]	951,700	20,861,264
Helmerich & Payne	990,469	55,476,169
ION Geophysical [2]	816,700	5,316,717
Lufkin Industries	167,600	9,742,588
Matrix Service [2]	1,265,043	14,547,994
Oil States International [2]	949,502	67,927,373
Pason Systems	2,236,700	38,563,792
Patterson-UTI Energy	419,800	7,820,874
Rowan Companies [2]	14,000	437,780
RPC	1,280,475	15,673,014
SEACOR Holdings	267,200	22,391,360
ShawCor Cl. A	264,300	10,359,965
Tidewater	51,000	2,278,680
Trican Well Service	1,416,100	18,678,227
Unit Corporation [2]	1,035,037	46,628,417
Willbros Group [2]	230,800	1,237,088

		387,407,401

Oil, Gas & Consumable Fuels - 0.8%
Cimarex Energy	345,700	19,957,261
SM Energy	229,100	11,961,311
Sprott Resource	2,957,400	12,933,237
VAALCO Energy [2]	196,000	1,695,400

		46,547,209

Total (Cost $278,440,062)		433,954,610

Financials – 9.6%
Capital Markets - 5.2%
Affiliated Managers Group [2]	238,265	31,010,190
AGF Management Cl. B	846,600	8,443,020
AllianceBernstein Holding L.P.	1,911,560	33,318,491
Artio Global Investors Cl. A	1,397,300	2,654,870
Cohen & Steers	857,170	26,117,970
Cowen Group [2]	2,152,377	5,273,323
Diamond Hill Investment Group	104,900	7,118,514
Federated Investors Cl. B	2,018,055	40,825,253
† Financial Engines [1,2]	97,000	2,691,750
GAMCO Investors Cl. A	112,200	5,954,454
GFI Group	580,000	1,879,200
INTL FCStone [2]	61,217	1,065,788
Janus Capital Group	650,000	5,538,000
Lazard Cl. A	1,039,000	31,003,760
Manning & Napier	677,292	8,533,879
MVC Capital	223,600	2,716,740
Oppenheimer Holdings Cl. A	25,000	431,750
SEI Investments	1,890,900	44,133,606
Sprott	433,900	1,727,399
Waddell & Reed Financial Cl. A	862,027	30,015,780
Westwood Holdings Group	359,735	14,713,161

		305,166,898

Commercial Banks - 0.1%
City Holding Company	228,101	7,949,320

Diversified Financial Services - 0.5%
Interactive Brokers Group	788,600	10,788,048
MSCI Cl. A [2]	229,500	7,112,205
PICO Holdings [2]	487,400	9,879,598

		27,779,851

Insurance - 3.0%
Alleghany Corporation [2]	14,200	4,762,964
Allied World Assurance Company
Holdings	156,753	12,352,136
Aspen Insurance Holdings	309,839	9,939,635
Baldwin & Lyons Cl. B	306,000	7,301,160
Brown & Brown	755,700	19,240,122
E-L Financial	40,980	17,921,283
Enstar Group [2]	142,189	15,922,324
Erie Indemnity Cl. A	309,000	21,388,980
Gallagher (Arthur J.) & Co.	611,100	21,174,615
Greenlight Capital Re Cl. A [2]	470,901	10,868,395
ProAssurance Corporation	40,400	1,704,476
Reinsurance Group of America	511,621	27,381,956
RLI Corp.	65,231	4,217,837
Stewart Information Services	116,600	3,031,600

		177,207,483

Real Estate Management & Development - 0.5%
E-House China Holdings ADR	343,700	1,409,170
Forestar Group [2]	50,000	866,500
Jones Lang LaSalle	301,900	25,341,486
Tejon Ranch [2]	111,624	3,134,402

		30,751,558

Thrifts & Mortgage Finance - 0.3%
BofI Holding [2]	82,800	2,307,636
Doral Financial [2]	214,600	155,392
Genworth MI Canada	715,100	16,240,182

		18,703,210

Total (Cost $572,479,812)		567,558,320

Health Care – 7.7%
Biotechnology - 0.4%
Lexicon Pharmaceuticals [2]	1,522,400	3,379,728
Myriad Genetics [2]	641,000	17,467,250

		20,846,978

Health Care Equipment & Supplies - 2.0%
Analogic Corporation	278,500	20,692,550
CryoLife	124,427	775,180
Exactech [2]	57,000	966,150
IDEXX Laboratories [1,2]	387,899	35,997,027
Invacare Corporation	95,100	1,550,130
Medical Action Industries [1,2]	304,262	818,465
Merit Medical Systems [2]	534,586	7,430,746
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 45

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Health Care (continued)
Health Care Equipment & Supplies (continued)
STERIS Corporation	577,600	$20,060,048
SurModics [2]	346,900	7,756,684
Teleflex	60,000	4,278,600
Thoratec Corporation [2]	348,300	13,068,216
Young Innovations	190,293	7,499,447

		120,893,243

Health Care Providers & Services - 2.3%
Almost Family	34,147	691,819
Chemed Corporation	382,208	26,215,647
Cross Country Healthcare [2]	240,700	1,155,360
HealthSouth Corporation [2]	915,000	19,315,650
Hooper Holmes [1,2]	2,392,970	950,009
Landauer	370,334	22,668,144
Magellan Health Services [2]	264,822	12,976,278
MEDNAX [2]	157,002	12,484,799
Owens & Minor	654,000	18,645,540
U.S. Physical Therapy [3]	656,893	18,090,833
VCA Antech [2]	111,083	2,338,297

		135,532,376

Life Sciences Tools & Services - 2.3%
Bio-Rad Laboratories Cl. A [2]	83,012	8,720,411
Covance [2]	340,000	19,641,800
Furiex Pharmaceuticals [2]	43,625	840,217
ICON ADR [2]	574,623	15,951,534
Mettler-Toledo International [2]	196,200	37,925,460
PAREXEL International [2]	270,000	7,989,300
PerkinElmer	1,018,020	32,311,955
Techne Corporation	174,300	11,911,662

		135,292,339

Pharmaceuticals - 0.7%
Endo Health Solutions [1,2]	246,000	6,462,420
Hi-Tech Pharmacal [3]	997,731	34,900,630

		41,363,050

Total (Cost $345,472,045)		453,927,986

Industrials – 27.1%
Aerospace & Defense - 1.7%
AeroVironment [2]	54,900	1,193,526
Astronics Corporation [2]	96,120	2,199,225
CPI Aerostructures [2]	79,065	791,441
Cubic Corporation	266,363	12,777,433
Curtiss-Wright	255,620	8,392,005
HEICO Corporation	975,428	43,660,157
HEICO Corporation Cl. A	151,952	4,859,425
Kratos Defense & Security Solutions [1,2]	95,578	480,757
Sparton Corporation [2]	87,208	1,209,575
Teledyne Technologies [2]	365,766	23,800,394

		99,363,938

Air Freight & Logistics - 1.0%
Forward Air	869,900	30,455,199
Hub Group Cl. A [2]	247,500	8,316,000
Pacer International [2]	817,040	3,186,456
UTi Worldwide	1,364,900	18,289,660

		60,247,315

Building Products - 2.4%
AAON	1,150,650	24,014,065
Ameresco Cl. A [2]	173,700	1,703,997
American Woodmark [2]	645,774	17,965,433
Apogee Enterprises	125,069	2,997,904
Armstrong World Industries	346,600	17,583,018
Gibraltar Industries [2]	615,120	9,792,710
Insteel Industries	233,708	2,916,676
Owens Corning [2]	808,000	29,887,920
Simpson Manufacturing	1,084,000	35,544,360
WaterFurnace Renewable Energy	125,000	1,814,618

		144,220,701

Commercial Services & Supplies - 2.9%
Brink’s Company (The)	1,125,000	32,096,250
Copart [2]	1,060,012	31,270,354
Healthcare Services Group	677,275	15,733,098
Mine Safety Appliances	332,100	14,183,991
Ritchie Bros. Auctioneers	1,726,900	36,074,941
Steelcase Cl. A	100,000	1,274,000
Sykes Enterprises [2]	104,777	1,594,706
Team [2]	487,388	18,540,239
Tetra Tech [2]	402,860	10,655,647
TMS International Cl. A [2]	204,500	2,560,340
Viad Corporation	203,666	5,531,569

		169,515,135

Construction & Engineering - 1.5%
Baker (Michael)	163,100	4,066,083
Chicago Bridge & Iron	23,000	1,066,050
Comfort Systems USA	579,884	7,051,390
EMCOR Group	1,131,840	39,172,982
KBR	1,030,300	30,826,576
Layne Christensen [2]	117,100	2,842,017
Pike Electric	121,858	1,163,744
Sterling Construction [2]	244,671	2,432,030

		88,620,872

Electrical Equipment - 2.7%
AZZ	647,858	24,897,183
Brady Corporation Cl. A	481,900	16,095,460
Encore Wire	353,079	10,701,825
EnerSys [2]	58,000	2,182,540
Franklin Electric	604,700	37,594,199
Global Power Equipment Group	659,405	11,308,796
GrafTech International [2]	2,177,806	20,449,598
Powell Industries [2]	365,000	15,158,450
Preformed Line Products [3]	311,088	18,484,849

		156,872,900

Industrial Conglomerates - 0.4%
Raven Industries	814,270	21,464,157
Standex International	24,600	1,261,734

		22,725,891

46 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Industrials (continued)
Machinery - 8.1%
Astec Industries	70,624	$2,353,898
Briggs & Stratton	252,600	5,324,808
Cascade Corporation	10,000	643,000
Chart Industries [1,2]	19,500	1,300,065
CLARCOR	600,400	28,687,112
Columbus McKinnon [2]	187,150	3,091,718
Donaldson Company	867,000	28,472,280
Flow International [2]	192,466	673,631
Foster (L.B.) Company	126,598	5,499,417
Gardner Denver	159,400	10,918,900
Gorman-Rupp Company	49,733	1,483,535
Graco	605,449	31,174,569
Graham Corporation	106,248	2,071,836
Hurco Companies [2]	30,552	702,696
IDEX Corporation	343,500	15,983,055
Kaydon Corporation	158,400	3,790,512
Kennametal	1,809,545	72,381,800
Lincoln Electric Holdings	1,052,027	51,212,674
Lindsay Corporation	10,300	825,236
Miller Industries	48,310	736,728
Nordson Corporation	576,568	36,392,972
† Proto Labs [1,2]	75,000	2,956,500
RBC Bearings [2]	459,400	23,002,158
Sun Hydraulics	660,200	17,218,016
Tennant Company	764,500	33,599,775
Valmont Industries	300,200	40,992,310
WABCO Holdings [2]	494,200	32,216,898
Wabtec Corporation	291,870	25,550,300

		479,256,399

Marine - 0.2%
Kirby Corporation [2]	213,700	13,225,893

Professional Services - 3.5%
Advisory Board (The) [2]	1,232,000	57,645,280
Barrett Business Services	160,800	6,124,872
Corporate Executive Board	619,700	29,410,962
CRA International [2,3]	592,143	11,706,667
Exponent [2]	373,893	20,874,446
FTI Consulting [2]	186,600	6,157,800
GP Strategies [2]	91,015	1,879,460
Korn/Ferry International [2]	50,000	793,000
ManpowerGroup	429,330	18,220,765
On Assignment [2]	85,000	1,723,800
Robert Half International	701,100	22,309,002
Towers Watson & Company Cl. A	367,700	20,668,417
TrueBlue [2]	438,600	6,907,950

		204,422,421

Road & Rail - 0.9%
Arkansas Best	486,600	4,647,030
Landstar System	593,500	31,135,010
Patriot Transportation Holding [2]	254,400	7,232,592
Universal Truckload Services	661,600	12,074,200

		55,088,832

Trading Companies & Distributors - 1.5%
Air Lease Cl. A [1,2]	568,800	12,229,200
Applied Industrial Technologies	936,890	39,358,749
Houston Wire & Cable	22,700	278,529
MFC Industrial	42,600	364,230
MSC Industrial Direct Cl. A	451,200	34,011,456

		86,242,164

Transportation Infrastructure - 0.3%
Wesco Aircraft Holdings [1,2]	1,243,787	16,430,426

Total (Cost $1,080,739,108)		1,596,232,887

Information Technology – 20.6%
Communications Equipment - 1.8%
ADTRAN	1,243,415	24,296,329
Black Box	192,502	4,685,499
Cogo Group [1,2]	127,841	277,415
Digi International [2]	388,644	3,680,459
Finisar Corporation [2]	64,000	1,043,200
Globecomm Systems [2]	120,800	1,365,040
Harmonic [2]	150,000	760,500
NETGEAR [2]	1,098,942	43,320,294
Oplink Communications [2]	94,167	1,467,122
Plantronics	587,942	21,677,421
Polycom [2]	130,000	1,359,800

		103,933,079

Computers & Peripherals - 1.1%
Diebold	701,000	21,457,610
Lexmark International Cl. A	349,000	8,093,310
Logitech International [1]	1,287,100	9,704,734
Rimage Corporation	153,000	1,022,040
Stratasys [1,2]	289,335	23,190,200
Super Micro Computer [2]	417,914	4,262,723

		67,730,617

Electronic Equipment, Instruments & Components - 8.3%
Anixter International	370,564	23,708,685
AVX Corporation	1,545,821	16,663,950
Benchmark Electronics [2]	1,009,000	16,769,580
Checkpoint Systems [2]	134,700	1,446,678
Cognex Corporation	888,835	32,726,905
Coherent	781,000	39,534,220
Dolby Laboratories Cl. A [1]	1,022,450	29,988,458
DTS [1,2,3]	1,167,789	19,502,076
Electro Rent	77,074	1,185,398
Fabrinet [2]	1,326,911	17,435,611
FARO Technologies [2]	582,175	20,772,004
FEI Company	17,950	995,507
FLIR Systems	831,400	18,548,534
Frequency Electronics	95,400	783,234
Hollysys Automation Technologies [2]	238,355	2,829,274
IPG Photonics [1]	700,630	46,696,989
Littelfuse	183,717	11,337,176
† LRAD Corporation [1,2]	214,944	236,438
Mercury Systems [2]	180,344	1,659,165
Molex Cl. A	790,929	17,653,535
MTS Systems	413,374	21,053,138
Multi-Fineline Electronix [2]	32,051	647,751

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 47

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
National Instruments	1,388,700	$35,842,347
Newport Corporation [2]	1,336,722	17,978,911
Park Electrochemical	70,200	1,806,246
Plexus Corporation [2]	788,200	20,335,560
Pulse Electronics [1,2]	2,231,739	692,955
Rofin-Sinar Technologies [2]	1,269,172	27,515,649
Rogers Corporation [2]	20,000	993,200
Tech Data [2]	449,700	20,474,841
TTM Technologies [2]	300,000	2,760,000
Vishay Intertechnology [2]	1,679,809	17,856,370

		488,430,385

Internet Software & Services - 0.2%
Active Network [1,2]	1,802,700	8,851,257
† KIT digital [2,4]	600,000	282,000
Stamps.com [2]	55,400	1,396,080
ValueClick [2]	81,645	1,584,730

		12,114,067

IT Services - 2.5%
Convergys Corporation	748,045	12,275,418
CoreLogic [2]	319,000	8,587,480
Forrester Research	298,200	7,991,760
ManTech International Cl. A	967,670	25,101,360
MAXIMUS	366,600	23,176,452
MoneyGram International [2]	1,257,239	16,708,706
Sapient Corporation [2]	1,980,000	20,908,800
† ServiceSource International [1,2]	715,761	4,187,202
Syntel	343,200	18,392,088
Total System Services	389,400	8,340,948

		145,670,214

Office Electronics - 0.4%
Zebra Technologies Cl. A [2]	633,673	24,890,675

Semiconductors & Semiconductor Equipment - 3.8%
Advanced Energy Industries [2]	718,314	9,919,916
Aixtron ADR	345,300	4,126,335
Alpha & Omega Semiconductor [2]	163,200	1,370,880
Amtech Systems [2]	264,100	850,402
ATMI [2]	140,485	2,933,327
AXT [2]	148,800	418,128
Cabot Microelectronics	453,800	16,114,438
Cirrus Logic [2]	375,500	10,878,235
Diodes [2]	1,333,700	23,139,695
Exar Corporation [2]	824,441	7,337,525
Fairchild Semiconductor International [2]	1,205,300	17,356,320
GSI Technology [2]	375,280	2,353,005
Integrated Device Technology [2]	300,000	2,190,000
Integrated Silicon Solution [2]	696,709	6,270,381
International Rectifier [2]	873,600	15,488,928
IXYS Corporation	1,364,764	12,473,943
Kulicke & Soffa Industries [2]	153,400	1,839,266
LTX-Credence Corporation [2]	182,800	1,199,168
Micrel	1,080,800	10,267,600
MKS Instruments	710,669	18,321,047
Nanometrics [2]	290,471	4,188,592
OmniVision Technologies [2]	301,700	4,247,936
Photronics [2]	496,060	2,956,518
RDA Microelectronics ADR	200,733	2,157,880
Rudolph Technologies [1,2]	89,422	1,202,726
† Silicon Motion Technology ADR [2]	142,300	2,023,506
Supertex	334,000	5,861,700
Teradyne [2]	1,645,096	27,785,671
Ultra Clean Holdings [2]	590,540	2,899,551
Veeco Instruments [1,2]	142,800	4,215,456

		222,388,075

Software - 2.5%
ACI Worldwide [2]	427,600	18,681,844
Actuate Corporation [2]	304,872	1,707,283
American Software Cl. A	199,684	1,549,548
ANSYS [2]	573,200	38,599,288
Blackbaud	689,291	15,736,514
FactSet Research Systems	110,900	9,765,854
Fair Isaac	506,900	21,305,007
Manhattan Associates [2]	455,000	27,454,700
Pervasive Software [2,3]	1,461,500	13,021,965

		147,822,003

Total (Cost $1,093,111,263)		1,212,979,115

Materials – 9.1%
Chemicals - 3.0%
Balchem Corporation	305,000	11,102,000
Cabot Corporation	478,300	19,031,557
Hawkins	29,617	1,144,401
Innospec	714,592	24,646,278
Intrepid Potash	799,406	17,019,354
KMG Chemicals	50,389	885,335
LSB Industries [1,2]	204,900	7,257,558
Minerals Technologies	250,032	9,981,277
Olin Corporation	34,800	751,332
OM Group [2]	45,100	1,001,220
Quaker Chemical	441,180	23,761,955
Schulman (A.)	269,690	7,802,132
Stepan Company	349,914	19,434,223
Westlake Chemical	373,300	29,602,690

		173,421,312

Construction Materials - 0.1%
Ash Grove Cement [4]	50,018	7,552,718

Containers & Packaging - 0.6%
AptarGroup	221,700	10,579,524
Greif Cl. A	536,468	23,872,826
UFP Technologies [2]	127,144	2,278,421

		36,730,771

Metals & Mining - 5.0%
Agnico-Eagle Mines	307,700	16,141,942
Allegheny Technologies	284,700	8,643,492
Allied Nevada Gold [2]	36,600	1,102,758
Carpenter Technology	117,500	6,066,525
Commercial Metals	238,700	3,547,082
Compass Minerals International	210,126	15,698,513
Eldorado Gold	1,435,900	18,494,392

48 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Franco-Nevada Corporation	300,000	$17,151,000
Geodrill [2]	497,300	539,946
Globe Specialty Metals	1,271,803	17,487,291
Haynes International	388,293	20,140,758
Hecla Mining	2,044,100	11,917,103
Hochschild Mining	217,300	1,688,432
Horsehead Holding Corporation [2]	633,100	6,463,951
Kingsrose Mining	100,000	88,351
Major Drilling Group International	858,700	8,460,099
Olympic Steel	129,000	2,856,060
Pan American Silver	930,700	17,432,011
Reliance Steel & Aluminum	732,000	45,457,200
Schnitzer Steel Industries Cl. A	372,410	11,295,195
Scorpio Mining [2]	364,000	376,918
Seabridge Gold [2]	446,200	8,018,214
Silver Standard Resources [2]	689,000	10,259,210
Sims Metal Management ADR	2,387,247	23,538,255
Steel Dynamics	383,521	5,265,743
Universal Stainless & Alloy Products [2]	70,000	2,573,900
Worthington Industries	523,733	13,611,821

		294,316,162

Paper & Forest Products - 0.4%
Stella-Jones	297,600	22,926,599

Total (Cost $417,359,325)		534,947,562

Telecommunication Services – 0.1%
Diversified Telecommunication Services - 0.1%
Premiere Global Services [2]	516,500	5,051,370

Total (Cost $4,038,835)		5,051,370

Miscellaneous [5] – 1.2%
Total (Cost $67,976,959)		73,283,724

TOTAL COMMON STOCKS
(Cost $4,611,248,537)		5,829,160,050

REPURCHASE AGREEMENT – 1.3%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $75,946,422 (collateralized by obligations of various U.S. Government Agencies, 0.25%-0.75% due 8/15/13-9/6/13, valued at $77,469,887) (Cost $75,946,000)		75,946,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.7%
U.S. Treasury Notes 1.00%-4.00% due 1/31/14-9/30/17	$15,760,555	15,836,869
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0107%)		86,884,540

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED
(Cost $102,721,409)		102,721,409

TOTAL INVESTMENTS – 102.0%
(Cost $4,789,915,946)		6,007,827,459

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.0)%		(116,695,026)

NET ASSETS – 100.0%		$5,891,132,433

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 49

Schedules of Investments

Royce Micro-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 98.2%

Consumer Discretionary – 14.6%
Auto Components - 1.1%
Drew Industries	263,069	$8,483,975
Fuel Systems Solutions [2]	166,471	2,447,124

		10,931,099

Diversified Consumer Services - 1.1%
American Public Education [1,2]	51,430	1,857,137
Lincoln Educational Services [3]	1,520,827	8,501,423

		10,358,560

Household Durables - 1.2%
Cavco Industries [2]	178,783	8,935,574
† Skullcandy [1,2]	409,000	3,186,110

		12,121,684

Internet & Catalog Retail - 1.2%
GS Home Shopping	33,000	4,700,279
Manutan International	89,597	3,974,849
Vitacost.com [2]	379,400	2,572,332

		11,247,460

Leisure Equipment & Products - 0.4%
Callaway Golf	678,654	4,411,251

Media - 0.3%
Saraiva S/A Livreiros Editores	219,500	2,799,693

Specialty Retail - 6.4%
Buckle (The)	161,275	7,199,316
Cato Corporation (The) Cl. A	243,250	6,672,347
Citi Trends [2]	338,583	4,658,902
hhgregg [1,2]	729,976	5,124,432
Jos. A. Bank Clothiers [2]	104,180	4,435,984
Kirkland’s [2]	735,557	7,789,549
Padini Holdings	8,703,800	5,287,610
Shoe Carnival	449,114	9,202,346
Stein Mart	1,061,752	8,005,610
† Zumiez [1,2]	187,600	3,641,316

		62,017,412

Textiles, Apparel & Luxury Goods - 2.9%
Calida Holding	105,000	2,931,867
† Geox [1]	1,025,000	2,963,869
Maidenform Brands [2]	246,600	4,806,234
Perry Ellis International	578,448	11,511,115
True Religion Apparel	137,300	3,490,166
Van de Velde	52,548	2,376,366

		28,079,617

Total (Cost $128,710,331)		141,966,776

Consumer Staples – 1.9%
Food Products - 1.6%
Asian Citrus Holdings	8,000,000	3,806,004
Legumex Walker [2]	667,500	4,328,315
Sipef	61,448	4,813,633
Super Group	762,900	2,030,757
Waterloo Investment Holdings [2,6]	2,760,860	403,638

		15,382,347

Personal Products - 0.3%
Nutraceutical International	183,447	3,034,214

Total (Cost $15,216,327)		18,416,561

Energy – 8.3%
Energy Equipment & Services - 6.1%
Canadian Energy Services & Technology	856,100	9,123,012
Dawson Geophysical [2]	204,333	5,390,305
Geospace Technologies [2]	34,296	3,047,886
Gulf Island Fabrication	290,244	6,974,563
Lamprell	2,506,756	3,824,145
Natural Gas Services Group [2]	404,091	6,635,174
Tesco Corporation [2]	542,600	6,180,214
TGC Industries	922,893	7,558,494
Total Energy Services	675,900	10,185,725

		58,919,518

Oil, Gas & Consumable Fuels - 2.2%
Gran Tierra Energy [2]	916,700	5,051,017
† Renewable Energy Group [2]	356,600	2,089,676
Sprott Resource	2,139,900	9,358,164
Triangle Petroleum [2]	733,963	4,396,438
Uranium Resources [2]	1,146,479	366,873

		21,262,168

Total (Cost $55,949,834)		80,181,686

Financials – 5.8%
Capital Markets - 2.6%
FBR & Co. [2]	1,081,746	4,186,357
Gluskin Sheff + Associates	379,200	5,706,870
GMP Capital	550,600	3,238,172
INTL FCStone [2]	378,455	6,588,902
U.S. Global Investors Cl. A	381,749	1,530,813
Westwood Holdings Group	86,572	3,540,795

		24,791,909

Commercial Banks - 0.8%
Bancorp (The) [2]	284,267	3,118,409
BCB Holdings [2]	2,760,860	975,461
Pacific Continental	356,897	3,472,608

		7,566,478

Insurance - 0.8%
American Safety Insurance Holdings [2]	252,100	4,769,732
Navigators Group [2]	54,164	2,766,156

		7,535,888

Real Estate Management & Development - 1.6%
Kennedy-Wilson Holdings	691,081	9,661,312
Midland Holdings	9,766,500	4,742,675
Syswin ADR [2]	850,350	1,649,679

		16,053,666

Total (Cost $53,982,159)		55,947,941

Health Care – 10.1%
Biotechnology - 1.0%
Burcon NutraScience [2]	279,600	1,174,320

50 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Health Care (continued)
Biotechnology (continued)
Dyax Corporation [2]	1,177,084	$4,096,252
Lexicon Pharmaceuticals [2]	1,838,871	4,082,294

		9,352,866

Health Care Equipment & Supplies - 3.9%
Cerus Corporation [1,2]	1,071,554	3,386,111
CryoLife	587,711	3,661,440
Exactech [2]	361,879	6,133,849
Merit Medical Systems [2]	290,765	4,041,633
SurModics [2]	358,122	8,007,608
Syneron Medical [2]	814,674	7,063,224
Young Innovations	72,389	2,852,850
† ZELTIQ Aesthetics [1,2]	592,986	2,745,525

		37,892,240

Health Care Providers & Services - 2.4%
CorVel Corporation [2]	134,557	6,032,190
IPC The Hospitalist [2]	63,509	2,521,942
PDI [2,3]	982,694	7,468,475
U.S. Physical Therapy	264,040	7,271,662

		23,294,269

Health Care Technology - 0.1%
Epocrates [2]	158,400	1,397,088

Life Sciences Tools & Services - 1.1%
BioClinica [2]	461,806	2,641,530
EPS Corporation	3,000	7,686,528

		10,328,058

Pharmaceuticals - 1.6%
Clinigen Group [2]	790,000	2,740,198
Unichem Laboratories	849,000	2,852,546
Vetoquinol	254,365	8,918,584
Zogenix [1,2]	928,500	1,234,905

		15,746,233

Total (Cost $80,877,879)		98,010,754

Industrials – 21.3%
Aerospace & Defense - 0.3%
American Science & Engineering	42,718	2,785,641

Building Products - 1.8%
AAON	340,927	7,115,147
Quanex Building Products	326,500	6,663,865
WaterFurnace Renewable Energy	259,100	3,761,339

		17,540,351

Commercial Services & Supplies - 1.0%
Courier Corporation	236,782	2,604,602
Ennis	456,251	7,058,203

		9,662,805

Construction & Engineering - 2.3%
Layne Christensen [2]	329,360	7,993,567
Raubex Group	2,974,200	5,948,811
Severfield-Rowen	2,066,200	3,241,537
Sterling Construction [2]	558,175	5,548,260

		22,732,175

Electrical Equipment - 2.9%
Elektrobudowa	70,000	2,375,426
Global Power Equipment Group	576,212	9,882,036
Graphite India	4,227,400	6,429,830
LSI Industries	960,136	6,730,553
Voltamp Transformers	400,000	3,152,129

		28,569,974

Machinery - 7.8%
AIA Engineering	309,087	1,856,339
Burckhardt Compression Holding	19,500	6,395,665
CB Industrial Product Holding	3,615,800	3,237,099
Foster (L.B.) Company	194,856	8,464,544
FreightCar America	364,309	8,167,808
Gorman-Rupp Company	90,971	2,713,665
Graham Corporation [3]	601,249	11,724,355
Kadant [2]	275,716	7,309,231
Key Technology [2,3]	421,814	4,403,738
Pfeiffer Vacuum Technology	47,000	5,691,221
RBC Bearings [2]	126,043	6,310,973
Semperit AG Holding	232,809	9,595,428

		75,870,066

Professional Services - 2.4%
CRA International [2]	340,783	6,737,280
Exponent [2]	110,435	6,165,586
GP Strategies [2]	512,182	10,576,558

		23,479,424

Road & Rail - 2.4%
Marten Transport	676,719	12,444,862
Patriot Transportation Holding [2]	378,269	10,754,188

		23,199,050

Trading Companies & Distributors - 0.4%
Houston Wire & Cable	277,200	3,401,244

Total (Cost $178,144,533)		207,240,730

Information Technology – 14.8%
Communications Equipment - 3.2%
Anaren [2]	588,707	11,450,351
Digi International [2]	593,408	5,619,574
KVH Industries [2]	488,400	6,827,832
Parrot [2]	179,770	6,696,664

		30,594,421

Computers & Peripherals - 0.9%
Avid Technology [2]	159,343	1,207,820
Novatel Wireless [1,2,3]	2,142,033	2,870,325
Super Micro Computer [2]	502,931	5,129,896

		9,208,041

Electronic Equipment, Instruments & Components - 2.2%
Diploma	585,000	5,260,499
Domino Printing Sciences	317,600	3,016,065
Electro Rent	247,000	3,798,860
Fabrinet [2]	356,745	4,687,629
Inficon Holding	10,000	2,398,214
Nice	384,500	1,333,198
Vaisala Cl. A	48,000	1,008,233

		21,502,698

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 51

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Internet Software & Services - 0.5%
Envestnet [2]	130,042	$1,814,086
World Energy Solutions [2,3]	733,900	3,192,465

		5,006,551

IT Services - 1.1%
CSE Global	3,066,500	1,975,046
† EPAM Systems [1,2]	255,517	4,624,858
Neurones	335,000	3,678,880

		10,278,784

Semiconductors & Semiconductor Equipment - 5.3%
Advanced Energy Industries [2]	535,736	7,398,514
ATMI [2]	448,300	9,360,504
AXT [2,3]	1,808,161	5,080,932
GSI Technology [2]	902,937	5,661,415
Integrated Silicon Solution [2]	747,800	6,730,200
Mindspeed Technologies [2]	716,700	3,354,156
Rudolph Technologies [2]	362,765	4,879,189
Sigma Designs [2]	1,184,223	6,098,749
Ultra Clean Holdings [2]	588,004	2,887,100

		51,450,759

Software - 1.6%
Monotype Imaging Holdings	507,370	8,107,772
VASCO Data Security International [2]	969,010	7,907,122

		16,014,894

Total (Cost $137,477,032)		144,056,148

Materials – 15.4%
Chemicals - 2.6%
C. Uyemura & Co.	119,700	3,787,961
Huchems Fine Chemical	235,700	5,698,884
Quaker Chemical	195,150	10,510,779
Societe Internationale de Plantations d’Heveas	56,786	4,651,960

		24,649,584

Construction Materials - 0.2%
Mardin Cimento Sanayii	737,500	2,207,755

Metals & Mining - 12.6%
Alamos Gold	410,900	7,208,410
Allied Nevada Gold [2]	159,400	4,802,722
Argonaut Gold [2]	246,100	2,342,985
Aureus Mining [2]	1,364,000	822,761
Bear Creek Mining [2]	1,024,500	3,409,163
Castle (A.M.) & Co. [1,2]	205,959	3,042,014
Endeavour Mining [2]	1,971,000	4,101,709
Endeavour Silver [1,2]	890,500	7,026,045
Geodrill [2]	1,912,300	2,076,288
Goldgroup Mining [2]	1,576,500	594,338
† Haynes International	115,330	5,982,167
Horsehead Holding Corporation [2]	941,771	9,615,482
Imdex	1,521,265	2,718,910
International Tower Hill Mines [2]	678,000	1,471,260
Lumina Copper [2]	707,300	6,705,377
McEwen Mining [1,2]	1,498,804	5,740,419
NorthIsle Copper and Gold [1,2]	735,499	88,730
Olympic Steel	488,672	10,819,198
Pilot Gold [2]	2,914,500	6,240,962
Quaterra Resources [2]	1,885,000	644,314
Revett Minerals [1,2]	172,000	485,040
Richmont Mines [1,2]	606,000	1,824,060
Scorpio Mining [2]	2,205,400	2,283,665
Silvercorp Metals	830,200	4,250,624
Soltoro [2]	1,680,000	878,255
Synalloy Corporation	180,942	2,373,959
Timmins Gold [2]	1,681,200	5,043,600
Torex Gold Resources [2]	1,858,700	4,110,928
Universal Stainless & Alloy Products [2]	298,352	10,970,403
Village Main Reef	7,500,000	1,112,929
Western Copper and Gold [2]	1,471,000	2,088,820
Wildcat Silver [2]	2,226,600	1,790,772

		122,666,309

Total (Cost $132,871,178)		149,523,648

Telecommunication Services – 0.8%
Diversified Telecommunication Services - 0.8%
Atlantic Tele-Network	206,912	7,595,740

Total (Cost $2,339,745)		7,595,740

Utilities – 0.2%
Independent Power Producers & Energy Traders - 0.2%
Alterra Power [2]	3,498,400	1,512,327

Total (Cost $4,304,472)		1,512,327

Miscellaneous [5] – 5.0%
Total (Cost $47,616,132)		48,335,302

TOTAL COMMON STOCKS
(Cost $837,489,622)		952,787,613

REPURCHASE AGREEMENT – 1.4%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $13,427,075 (collateralized by obligations of various U.S. Government Agencies, 0.30% due 12/4/13, valued at $13,698,536) (Cost $13,427,000)		13,427,000

52 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 2.3%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0107%)
(Cost $22,690,458)	$22,690,458

TOTAL INVESTMENTS – 101.9%
(Cost $873,607,080)	988,905,071

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.9)%	(18,213,291)

NET ASSETS – 100.0%	$970,691,780

Royce Premier Fund

	SHARES	VALUE
COMMON STOCKS – 95.9%

Consumer Discretionary – 10.4%
Automobiles - 2.3%
Thor Industries [3]	4,166,757	$155,961,714

Distributors - 1.1%
Pool Corporation	1,811,400	76,658,448

Diversified Consumer Services - 2.3%
Sotheby’s	2,828,594	95,097,330
Strayer Education [1,3]	1,068,485	60,016,803

		155,114,133

Media - 1.3%
Morningstar	1,333,206	83,765,333

Specialty Retail - 1.2%
Buckle (The)	1,730,836	77,264,519

Textiles, Apparel & Luxury Goods - 2.2%
Carter’s [1,2]	1,144,800	63,708,120
Columbia Sportswear	1,341,600	71,587,776
Warnaco Group (The) [2]	210,200	15,044,014

		150,339,910

Total (Cost $565,141,807)		699,104,057

Consumer Staples – 4.5%
Food Products - 2.4%
Cal-Maine Foods [3]	1,721,686	69,246,211
Sanderson Farms [3]	1,880,191	89,403,082

		158,649,293

Personal Products - 2.1%
Nu Skin Enterprises Cl. A [1,3]	3,816,994	141,419,628

Total (Cost $183,452,607)		300,068,921

Energy – 6.8%
Energy Equipment & Services - 6.8%
Ensign Energy Services	7,128,000	110,141,107
Pason Systems	3,916,300	67,522,413
SEACOR Holdings	479,540	40,185,452
Trican Well Service [3]	8,027,100	105,876,702
Unit Corporation [2,3]	2,896,073	130,468,089

Total (Cost $304,676,443)		454,193,763

Financials – 10.9%
Capital Markets - 4.4%
Affiliated Managers Group [2]	500,000	65,075,000
Federated Investors Cl. B	3,939,300	79,692,039
Partners Group Holding	296,613	68,509,149
Stifel Financial [2]	2,590,777	82,827,141

		296,103,329

Insurance - 3.7%
Alleghany Corporation [2]	514,525	172,581,975
ProAssurance Corporation	1,688,298	71,229,293

		243,811,268

Real Estate Management & Development - 2.8%
Jones Lang LaSalle	1,319,700	110,775,618

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 53

Schedules of Investments

Royce Premier Fund (continued)

	SHARES	VALUE
Financials (continued)
Real Estate Management & Development (continued)

St. Joe Company (The) [1,2]	3,288,074	$75,888,748

		186,664,366

Total (Cost $529,873,781)		726,578,963

Health Care – 5.2%
Biotechnology - 2.1%
Myriad Genetics [2,3]	5,114,765	139,377,346

Health Care Equipment & Supplies - 2.1%
IDEXX Laboratories [1,2]	1,536,500	142,587,200

Life Sciences Tools & Services - 1.0%
PerkinElmer	2,083,200	66,120,768

Total (Cost $195,722,278)		348,085,314

Industrials – 26.3%
Air Freight & Logistics - 0.9%
Forward Air	890,128	31,163,381
UTi Worldwide	2,459,700	32,959,980

		64,123,361

Building Products - 2.4%
Armstrong World Industries	970,170	49,216,724
Simpson Manufacturing [3]	3,387,886	111,088,782

		160,305,506

Commercial Services & Supplies - 2.5%
Copart [1,2]	2,534,800	74,776,600
Ritchie Bros. Auctioneers	4,441,250	92,777,713

		167,554,313

Construction & Engineering - 1.3%
EMCOR Group	2,508,145	86,806,899

Electrical Equipment - 1.6%
Brady Corporation Cl. A	1,516,927	50,665,362
GrafTech International [2]	6,034,076	56,659,974

		107,325,336

Machinery - 13.0%
Gardner Denver	1,078,918	73,905,883
Kennametal	1,563,500	62,540,000
Lincoln Electric Holdings [3]	5,074,994	247,050,708
Rational	229,966	66,229,855
Semperit AG Holding [3]	1,894,996	78,103,926
Valmont Industries	813,440	111,075,232
Wabtec Corporation	913,137	79,936,013
Woodward [3]	3,906,024	148,936,695

		867,778,312

Marine - 1.1%
Kirby Corporation [1,2]	1,147,335	71,008,563

Professional Services - 0.9%
Towers Watson & Company Cl. A	1,111,811	62,494,896

Road & Rail - 1.2%
Landstar System	1,500,300	78,705,738

Trading Companies & Distributors - 1.4%
† Air Lease Cl. A [2]	1,030,757	22,161,275
MSC Industrial Direct Cl. A	952,284	71,783,168

		93,944,443

Total (Cost $1,005,673,257)		1,760,047,367

Information Technology – 18.0%
Communications Equipment - 1.0%
ADTRAN [3]	3,245,434	63,415,780

Electronic Equipment, Instruments & Components - 6.1%
Anixter International	980,700	62,745,186
Benchmark Electronics [2,3]	2,843,900	47,265,618
Cognex Corporation [3]	3,052,717	112,401,040
FEI Company	1,473,350	81,711,991
National Instruments	4,147,101	107,036,677

		411,160,512

IT Services - 3.4%
Gartner [2]	3,443,100	158,451,462
Jack Henry & Associates	1,836,640	72,106,487

		230,557,949

Office Electronics - 1.4%
Zebra Technologies Cl. A [2]	2,423,325	95,188,206

Semiconductors & Semiconductor Equipment - 4.9%
Cabot Microelectronics [3]	2,086,191	74,080,642
Fairchild Semiconductor International [2,3]	6,508,112	93,716,813
MKS Instruments [3]	2,971,910	76,615,840
Veeco Instruments [1,2,3]	2,708,912	79,967,082

		324,380,377

Software - 1.2%
Fair Isaac [3]	1,832,600	77,024,178

Total (Cost $953,515,027)		1,201,727,002

Materials – 13.5%
Chemicals - 3.7%
Cabot Corporation	1,355,000	53,915,450
Westlake Chemical	2,412,985	191,349,710

		245,265,160

Metals & Mining - 9.5%
Allied Nevada Gold [2]	2,255,500	67,958,215
Globe Specialty Metals	3,632,763	49,950,491
Pan American Silver	5,188,544	97,181,429
† Pretium Resources [2]	4,672,100	61,718,441
Reliance Steel & Aluminum	2,519,800	156,479,580
Schnitzer Steel Industries Cl. A [3]	2,108,038	63,936,793
Seabridge Gold [2,3]	3,342,400	60,062,928
Silver Standard Resources [2,3]	4,115,069	61,273,377
Sims Metal Management ADR	2,161,404	21,311,444

		639,872,698

Paper & Forest Products - 0.3%
† Stella-Jones	243,953	18,793,725

Total (Cost $747,206,850)		903,931,583

Miscellaneous [5] – 0.3%
Total (Cost $16,180,968)		22,385,209

54 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

VALUE

TOTAL COMMON STOCKS
(Cost $4,501,443,018)	$6,416,122,179

REPURCHASE AGREEMENT – 4.1%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $272,863,516 (collateralized by obligations of various U.S. Government Agencies, 0.25%-2.75% due 9/6/13-12/4/13, valued at $278,326,681) (Cost $272,862,000)	272,862,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.0%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0107%)
(Cost $198,869,651)	198,869,651

TOTAL INVESTMENTS – 103.0%
(Cost $4,973,174,669)	6,887,853,830

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.0)%	(199,081,662)

NET ASSETS – 100.0%	$6,688,772,168

Royce Low-Priced Stock Fund

	SHARES	VALUE
COMMON STOCKS – 98.4%

Consumer Discretionary – 8.0%
Auto Components - 0.2%
Gentex Corporation	350,000	$6,587,000

Automobiles - 0.9%
Thor Industries	728,653	27,273,482

Diversified Consumer Services - 0.9%
Corinthian Colleges [1,2]	4,041,854	9,862,124
Universal Technical Institute [3]	1,655,679	16,623,017

		26,485,141

Household Durables - 0.4%
Ekornes	77,025	1,284,471
Helen of Troy [2]	300,406	10,030,557

		11,315,028

Internet & Catalog Retail - 0.3%
NutriSystem	1,125,690	9,219,401

Media - 0.3%
Pico Far East Holdings	30,000,000	8,964,793

Multiline Retail - 0.2%
Tuesday Morning [1,2]	957,230	5,982,687

Specialty Retail - 4.5%
Buckle (The)	679,575	30,336,228
Cato Corporation (The) Cl. A [1]	597,350	16,385,311
Chico’s FAS	781,000	14,417,260
GameStop Corporation Cl. A	850,000	21,326,500
Lewis Group	1,543,747	12,592,295
Luk Fook Holdings (International) [1]	4,577,800	14,690,522
Men’s Wearhouse (The)	406,700	12,672,772
Williams-Sonoma	290,405	12,711,027

		135,131,915

Textiles, Apparel & Luxury Goods - 0.3%
Gildan Activewear	161,448	5,905,768
Grendene	560,900	4,545,278

		10,451,046

Total (Cost $189,259,554)		241,410,493

Consumer Staples – 3.7%
Food Products - 2.2%
Asian Citrus Holdings	30,918,000	14,709,255
Darling International [2]	1,253,770	20,110,471
Industrias Bachoco ADR	1,103,673	30,814,550

		65,634,276

Personal Products - 1.5%
Nu Skin Enterprises Cl. A [1]	1,257,833	46,602,713

Total (Cost $67,413,668)		112,236,989

Energy – 12.5%
Energy Equipment & Services - 12.1%
C&J Energy Services [1,2]	2,289,193	49,080,298
Calfrac Well Services	1,706,100	42,965,522
Ensign Energy Services	1,604,100	24,786,385
Lamprell	4,878,455	7,442,256
Oil States International [2]	352,343	25,206,618
Pason Systems	2,250,700	38,805,172

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 55

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE
Energy (continued)
Energy Equipment & Services (continued)
RPC	1,133,769	$13,877,332
Tesco Corporation [2,3]	2,682,105	30,549,176
TGS-NOPEC Geophysical	435,000	14,255,076
Total Energy Services [3]	1,866,700	28,130,926
Trican Well Service	4,119,800	54,339,779
Unit Corporation [2]	853,400	38,445,670

		367,884,210

Oil, Gas & Consumable Fuels - 0.4%
Sprott Resource	2,980,100	13,032,508

Total (Cost $242,190,000)		380,916,718

Financials – 10.6%
Capital Markets - 7.2%
Artio Global Investors Cl. A	2,081,437	3,954,730
Ashmore Group	4,080,363	23,593,960
Deutsche Beteiligungs	259,995	6,676,382
Duff & Phelps Cl. A	1,031,400	16,110,468
Federated Investors Cl. B	1,271,900	25,730,537
† INTL FCStone [2]	604,900	10,531,309
Jupiter Fund Management	6,471,349	30,035,958
Sprott	8,302,400	33,052,685
Stifel Financial [2]	470,663	15,047,096
U.S. Global Investors Cl. A	661,751	2,653,621
Value Partners Group	76,030,500	51,038,553

		218,425,299

Diversified Financial Services - 1.2%
KKR Financial Holdings LLC	1,763,430	18,621,821
PICO Holdings [2]	963,799	19,536,206

		38,158,027

Insurance - 0.9%
Argo Group International Holdings	371,897	12,492,020
Aspen Insurance Holdings	453,000	14,532,240

		27,024,260

Real Estate Management & Development - 1.3%
E-House China Holdings ADR	2,086,204	8,553,437
Kennedy-Wilson Holdings	2,150,830	30,068,603

		38,622,040

Total (Cost $367,383,385)		322,229,626

Health Care – 6.2%
Biotechnology - 2.0%
Maxygen	640,200	1,574,892
Myriad Genetics [1,2]	1,980,237	53,961,458
Sinovac Biotech [1,2]	1,749,629	5,493,835

		61,030,185

Health Care Equipment & Supplies - 1.6%
Carl Zeiss Meditec	1,041,017	29,909,048
Nihon Kohden	342,000	10,369,677
Thoratec Corporation [2]	200,000	7,504,000

		47,782,725

Health Care Providers & Services - 0.1%
Cross Country Healthcare [2]	1,044,768	5,014,886

Pharmaceuticals - 2.5%
Adcock Ingram Holdings	2,311,000	14,721,835
Medicines Company (The) [2]	1,400,140	33,561,356
Recordati	1,588,800	14,556,634
Sino Biopharmaceutical	15,450,000	7,406,380
VIVUS [1,2]	350,000	4,697,000

		74,943,205

Total (Cost $155,629,767)		188,771,001

Industrials – 12.9%
Aerospace & Defense - 1.4%
HEICO Corporation Cl. A	994,627	31,808,171
† Orbital Sciences [2]	852,523	11,739,242

		43,547,413

Building Products - 0.5%
WaterFurnace Renewable Energy [3]	970,500	14,088,690

Commercial Services & Supplies - 1.3%
Ennis	1,004,600	15,541,162
Moshi Moshi Hotline	1,800,000	22,942,302

		38,483,464

Construction & Engineering - 0.3%
Raubex Group	5,279,971	10,560,671

Electrical Equipment - 2.0%
GrafTech International [1,2]	5,357,800	50,309,742
Powell Industries [2]	239,848	9,960,888

		60,270,630

Machinery - 2.4%
Kennametal	1,124,500	44,980,000
Lincoln Electric Holdings	569,770	27,736,404

		72,716,404

Professional Services - 3.4%
CBIZ [1,2]	597,600	3,531,816
Exponent [2]	130,400	7,280,232
Kforce	698,774	10,013,432
Korn/Ferry International [2]	1,879,340	29,806,332
TrueBlue [1,2,3]	3,262,691	51,387,383

		102,019,195

Road & Rail - 1.0%
Heartland Express	688,366	8,996,944
Universal Truckload Services	387,561	7,072,988
Werner Enterprises	605,093	13,112,365

		29,182,297

Trading Companies & Distributors - 0.6%
Houston Wire & Cable [3]	1,591,200	19,524,024

Total (Cost $313,954,105)		390,392,788

Information Technology – 21.8%
Communications Equipment - 3.5%
ADTRAN	1,494,642	29,205,305
Arris Group [2]	1,041,971	15,567,047
Harmonic [2]	1,372,500	6,958,575
KVH Industries [1,2,3]	777,804	10,873,700
NETGEAR [2]	749,300	29,537,406
PC-Tel [3]	995,592	7,168,262

56 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Information Technology (continued)
Communications Equipment (continued)
Tellabs	2,932,600	$6,686,328

		105,996,623

Computers & Peripherals - 0.7%
QLogic Corporation [2]	500,000	4,865,000
STEC [1,2]	1,562,400	7,702,632
Xyratex	1,177,566	9,903,330

		22,470,962

Electronic Equipment, Instruments & Components - 2.7%
AVX Corporation	1,068,900	11,522,742
GSI Group [2]	1,275,000	11,041,500
Littelfuse	258,400	15,945,864
Methode Electronics	311,320	3,122,540
TTM Technologies [1,2]	2,606,735	23,981,962
† Vishay Intertechnology [1,2]	1,656,550	17,609,126

		83,223,734

Internet Software & Services - 0.5%
ValueClick [2]	752,600	14,607,966

IT Services - 2.4%
† Convergys Corporation	1,855,730	30,452,529
Forrester Research	426,690	11,435,292
TeleTech Holdings [1,2]	1,670,473	29,734,420

		71,622,241

Semiconductors & Semiconductor Equipment - 12.0%
Advanced Energy Industries [2]	901,400	12,448,334
Aixtron ADR [1]	1,271,316	15,192,226
ATMI [1,2]	1,125,000	23,490,000
Brooks Automation	3,172,582	25,539,285
Exar Corporation [2]	261,700	2,329,130
Fairchild Semiconductor
International [2]	4,167,039	60,005,362
International Rectifier [2]	2,987,122	52,961,673
Lam Research [2]	743,800	26,873,494
Micrel	635,744	6,039,568
MKS Instruments	1,351,455	34,840,510
OmniVision Technologies [1,2]	2,020,191	28,444,289
Sigma Designs [2,3]	1,720,358	8,859,844
Supertex	336,900	5,912,595
Teradyne [2]	3,585,596	60,560,716

		363,497,026

Software - 0.0%
Smith Micro Software [1,2]	808,576	1,220,950

Total (Cost $635,490,621)		662,639,502

Materials – 22.1%
Chemicals - 1.9%
Intrepid Potash	1,359,900	28,952,271
Westlake Chemical	363,900	28,857,270

		57,809,541

Construction Materials - 0.2%
Mardin Cimento Sanayii	2,160,000	6,466,104

Metals & Mining - 19.2%
Alamos Gold	3,168,400	55,583,171
Allied Nevada Gold [2]	1,663,878	50,132,644
AuRico Gold [2]	1,147,500	9,386,550
Castle (A.M.) & Co. [1,2]	953,867	14,088,616
Centamin [2]	16,355,900	10,359,120
CGA Mining [2]	2,990,000	7,905,600
Endeavour Mining [2]	3,625,000	7,543,732
Globe Specialty Metals [3]	4,026,606	55,365,832
Hecla Mining	2,027,715	11,821,578
Hochschild Mining	5,858,563	45,521,343
Horsehead Holding Corporation [1,2]	1,563,535	15,963,692
Kirkland Lake Gold [2]	1,641,100	9,651,588
Major Drilling Group International	2,836,800	27,948,769
McEwen Mining [1,2]	6,708,918	25,695,156
Medusa Mining	786,300	4,535,320
Olympic Steel	460,800	10,202,112
Orbit Garant Drilling [2]	1,512,500	3,345,230
Pan American Silver	2,413,053	45,196,483
Pretium Resources [1,2]	4,335,000	57,265,350
Reliance Steel & Aluminum	180,000	11,178,000
Schnitzer Steel Industries Cl. A	177,100	5,371,443
Seabridge Gold [2]	1,111,783	19,978,741
Silver Standard Resources [1,2]	1,978,611	29,461,518
Silvercorp Metals	3,860,400	19,765,248
Sims Metal Management ADR	1,558,952	15,371,267
Tahoe Resources [2]	719,400	13,162,843

		581,800,946

Paper & Forest Products - 0.8%
Buckeye Technologies	831,300	23,866,623

Total (Cost $538,916,480)		669,943,214

Telecommunication Services – 0.1%
Diversified Telecommunication Services - 0.1%
Neutral Tandem	668,210	1,717,300

Total (Cost $8,566,957)		1,717,300

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [2]	9,732,900	4,207,446

Total (Cost $12,581,546)		4,207,446

Miscellaneous [5] – 0.4%
Total (Cost $13,829,416)		12,924,895

TOTAL COMMON STOCKS
(Cost $2,545,215,499)		2,987,389,972

REPURCHASE AGREEMENT – 1.8%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $55,591,309 (collateralized by obligations of various U.S. Government Agencies, 0.125%-0.17% due 12/20/13-12/26/13, valued at $56,704,031) (Cost $55,591,000)		55,591,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 57

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.6%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0107%) (Cost $108,541,564)	$108,541,564

TOTAL INVESTMENTS – 103.8%
(Cost $2,709,348,063)	3,151,522,536

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.8)%	(114,358,357)

NET ASSETS – 100.0%	$3,037,164,179

Royce Total Return Fund

	SHARES	VALUE
COMMON STOCKS – 97.6%
Consumer Discretionary – 11.3%
Auto Components - 0.4%
Autoliv	29,300	$1,974,527
Gentex Corporation	595,000	11,197,900
Spartan Motors	47,557	234,456
Standard Motor Products	90,706	2,015,487
Superior Industries International	95,121	1,940,469

		17,362,839

Automobiles - 0.3%
Thor Industries	401,349	15,022,493

Distributors - 0.1%
Weyco Group	282,000	6,587,520

Diversified Consumer Services - 0.3%
DeVry	84,100	1,995,693
Hillenbrand	243,625	5,508,361
Regis Corporation	231,100	3,910,212
Sotheby’s	2,200	73,964
Strayer Education [1]	21,000	1,179,570

		12,667,800

Hotels, Restaurants & Leisure - 0.5%
Abu Dhabi National Hotels	1,200,000	588,075
Ambassadors Group	29,970	127,672
Bob Evans Farms	441,873	17,763,295
DineEquity [2]	61,030	4,089,010

		22,568,052

Household Durables - 0.8%
American Greetings Cl. A	112,800	1,905,192
Blyth	7,638	118,771
Ethan Allen Interiors	1,170,250	30,087,127
Harman International Industries	47,500	2,120,400
Leggett & Platt	39,003	1,061,662

		35,293,152

Internet & Catalog Retail - 0.0%
NutriSystem	44,160	361,671

Leisure Equipment & Products - 0.2%
Arctic Cat [1,2]	92,881	3,101,297
Callaway Golf	962,900	6,258,850
Hasbro	12,438	446,524
JAKKS Pacific	58,268	729,515
Sturm, Ruger & Co.	12,862	583,935

		11,120,121

Media - 0.4%
Arbitron	43,600	2,035,248
Harte-Hanks	144,627	853,299
Meredith Corporation	99,620	3,431,909
Scholastic Corporation	65,599	1,939,106
Washington Post Cl. B	2,800	1,022,588
World Wrestling Entertainment Cl. A	1,008,467	7,956,805

		17,238,955

Multiline Retail - 0.1%
Dillard’s Cl. A	29,786	2,495,173

Specialty Retail - 6.4%
Aaron’s	14,100	398,748

58 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Consumer Discretionary (continued)
Specialty Retail (continued)
American Eagle Outfitters	1,515,562	$31,084,176
Ascena Retail Group [2]	1,771,418	32,753,519
Buckle (The)	765,936	34,191,383
Cato Corporation (The) Cl. A	1,424,615	39,077,189
Chico’s FAS	96,200	1,775,852
DSW Cl. A	800	52,552
Finish Line (The) Cl. A	78,148	1,479,342
Foot Locker	90,392	2,903,391
GameStop Corporation Cl. A	1,331,757	33,413,783
Guess?	1,282,119	31,463,200
Jos. A. Bank Clothiers [2]	759,736	32,349,559
Men’s Wearhouse (The)	303,139	9,445,811
Pier 1 Imports	6,000	120,000
RadioShack Corporation [1]	159,981	339,160
Rent-A-Center	24,400	838,384
Ross Stores	59,800	3,238,170
Stage Stores	59,478	1,473,865
Systemax	295,961	2,856,024
Tiffany & Co.	407,500	23,366,050
Williams-Sonoma	3,000	131,310

		282,751,468

Textiles, Apparel & Luxury Goods - 1.8%
Barry (R.G.) [3]	1,048,496	14,857,188
Columbia Sportswear	54,129	2,888,323
G-III Apparel Group [2]	704,359	24,110,209
Jones Group (The)	535,179	5,919,080
K-Swiss Cl. A [1,2]	90,575	304,332
Movado Group	3,900	119,652
Steven Madden [2]	527,247	22,286,731
† Vera Bradley [1,2]	175,700	4,410,070
Wolverine World Wide	68,117	2,791,435

		77,687,020

Total (Cost $402,921,146)		501,156,264

Consumer Staples – 4.0%
Food & Staples Retailing - 0.6%
Village Super Market Cl. A [3]	726,483	23,872,231
Weis Markets	7,067	276,815

		24,149,046

Food Products - 2.2%
Cal-Maine Foods	60,898	2,449,318
Farmer Bros. [1,2]	542,300	7,825,389
Flowers Foods	600,150	13,965,490
Fresh Del Monte Produce	900	23,715
Hershey Creamery [4]	882	1,764,000
Hormel Foods	404,766	12,632,747
J.M. Smucker Company (The)	324,000	27,941,760
Lancaster Colony	3,100	214,489
Sanderson Farms	5,000	237,750
Tootsie Roll Industries	1,130,396	29,299,864

		96,354,522

Household Products - 0.0%
WD-40 Company	5,296	249,495

Personal Products - 1.2%
Inter Parfums	1,115,245	21,702,668
Nu Skin Enterprises Cl. A [1]	873,710	32,370,955

		54,073,623

Tobacco - 0.0%
Universal Corporation	7,064	352,564

Total (Cost $144,993,407)		175,179,250

Diversified Investment Companies – 0.4%
Closed-End Funds - 0.4%
British Empire Securities and General
Trust	440,000	3,393,278
Central Fund of Canada Cl. A	750,500	15,783,015

Total (Cost $13,086,573)		19,176,293

Energy – 8.2%
Energy Equipment & Services - 3.3%
CARBO Ceramics	280,700	21,990,038
Core Laboratories	100	10,931
Exterran Partners L.P.	629,700	12,764,019
Helmerich & Payne	636,268	35,637,371
Lufkin Industries	53,136	3,088,796
Oceaneering International	11,801	634,776
† Oil States International [2]	502,000	35,913,080
Patterson-UTI Energy	58,877	1,096,878
Precision Drilling	611,050	5,059,494
RPC	165,300	2,023,272
SEACOR Holdings	361,477	30,291,772

		148,510,427

Oil, Gas & Consumable Fuels - 4.9%
Alliance Holdings GP L.P.	578,500	27,525,030
Alliance Resource Partners L.P.	278,000	16,143,460
† Apco Oil and Gas International [1]	2,700	33,237
Arch Coal	111,518	816,312
Cimarex Energy	346,590	20,008,641
Delek US Holdings	15,203	384,940
Energen Corporation	165,132	7,445,802
Energy Transfer Equity L.P.	424,500	19,306,260
Hugoton Royalty Trust	558,500	4,082,635
Magellan Midstream Partners L.P.	867,402	37,463,092
Natural Resource Partners L.P.	537,700	9,968,958
NuStar GP Holdings LLC	369,200	10,223,148
Pengrowth Energy	85,357	424,224
Penn Virginia	633,760	2,794,882
Pioneer Southwest Energy Partners L.P.	86,685	1,967,749
Plains All American Pipeline L.P.	180,000	8,143,200
PVR Partners, L.P.	514,500	13,366,710
Sabine Royalty Trust	1,800	71,622
San Juan Basin Royalty Trust	1,820	24,406
SM Energy	18,342	957,636
Sunoco Logistics Partners L.P.	693,000	34,462,890
W&T Offshore	77,700	1,245,531

		216,860,365

Total (Cost $247,341,300)		365,370,792

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 59

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Financials – 27.8%
Capital Markets - 8.2%
A.F.P. Provida ADR	311,700	$32,416,800
AGF Management Cl. B	815,600	8,133,861
AllianceBernstein Holding L.P.	1,941,900	33,847,317
AP Alternative Assets L.P. [2]	76,000	1,127,203
Apollo Global Management LLC Cl. A	659,500	11,448,920
Apollo Investment	1,161,400	9,709,304
Artio Global Investors Cl. A	28,587	54,315
ASA Gold and Precious Metals	255,000	5,490,150
Bank Sarasin & Co. Cl. B [1,2]	27,601	803,585
Banque Privee Edmond de Rothschild	205	4,094,034
CI Financial	933,500	23,396,155
Cohen & Steers	385,630	11,750,146
Egyptian Financial Group-Hermes Holding
Company [2]	860,027	1,490,173
Egyptian Financial Group-Hermes Holding
Company GDR [2]	75,000	285,000
Federated Investors Cl. B	1,889,963	38,233,952
GAMCO Investors Cl. A	278,300	14,769,381
Janus Capital Group	1,038,509	8,848,097
KKR & Co. L.P.	1,315,600	20,036,588
Lazard Cl. A	575,000	17,158,000
MVC Capital	495,000	6,014,250
Och-Ziff Capital Management Group LLC
Cl. A	190,400	1,808,800
Oppenheimer Holdings Cl. A	4,867	84,053
Paris Orleans	249,213	5,690,190
Raymond James Financial	597,925	23,038,050
Schroders	131,100	3,683,212
SEI Investments	1,585,292	37,000,715
T. Rowe Price Group	411,100	26,774,943
Teton Advisors Cl. A [4]	1,297	21,271
Vontobel Holding	75,400	2,328,100
Waddell & Reed Financial Cl. A	280,500	9,767,010
Westwood Holdings Group	45,895	1,877,106

		361,180,681

Commercial Banks - 3.4%
Ames National	320,421	7,017,220
Banco Latinoamericano de Comercio
Exterior Cl. E	110,775	2,388,309
Bank of Hawaii	782,001	34,447,144
BLOM Bank GDR	684,500	5,407,550
BOK Financial	521,582	28,405,356
Canadian Western Bank	783,200	22,392,890
CapitalSource	95,200	721,616
City Holding Company	640,358	22,316,476
Farmers & Merchants Bank of Long
Beach	479	2,064,490
First Citizens BancShares Cl. A	61,526	10,059,501
First National Bank Alaska	3,110	5,209,250
National Bankshares	133,884	4,336,503
Peapack-Gladstone Financial [3]	475,350	6,692,928
Sun Bancorp [1,2]	284,428	1,006,875

		152,466,108

Consumer Finance - 0.0%
Cash America International	19,500	773,565

Diversified Financial Services - 0.6%
Leucadia National	433,800	10,320,102
Sofina	195,572	17,714,808

		28,034,910

Insurance - 10.4%
Alleghany Corporation [2]	102,139	34,259,463
Allied World Assurance Company
Holdings	388,902	30,645,478
American Financial Group	136,400	5,390,528
American National Insurance	145,093	9,908,401
AmTrust Financial Services	38,280	1,098,253
Argo Group International Holdings	52,281	1,756,119
Aspen Insurance Holdings	700,208	22,462,673
Assurant	57,759	2,004,237
Assured Guaranty	242,192	3,446,392
Baldwin & Lyons Cl. B	109,041	2,601,718
Brown & Brown	110,000	2,800,600
Cincinnati Financial	280,000	10,964,800
Crawford & Company Cl. B	65,377	521,709
E-L Financial	92,288	40,359,184
EMC Insurance Group	101,164	2,415,796
Employers Holdings	10,400	214,032
Erie Indemnity Cl. A	635,400	43,982,388
Everest Re Group	8,700	956,565
FBL Financial Group Cl. A	7,100	242,891
Fidelity National Financial	1,151,652	27,121,405
First American Financial	436,661	10,519,164
Gallagher (Arthur J.) & Co.	978,200	33,894,630
HCC Insurance Holdings	350,626	13,046,793
Infinity Property & Casualty	76,462	4,453,147
Kansas City Life Insurance	2,247	85,746
Markel Corporation [2]	67,900	29,429,218
Meadowbrook Insurance Group	136,771	790,536
Mercury General	203,900	8,092,791
Montpelier Re Holdings	421,406	9,633,341
Old Republic International	987,000	10,511,550
PartnerRe	213,030	17,146,785
Platinum Underwriters Holdings	287,006	13,202,276
Protective Life	67,830	1,938,581
Reinsurance Group of America	675,586	36,157,363
RenaissanceRe Holdings	9,809	797,079
RLI Corp.	79,435	5,136,267
StanCorp Financial Group	8,800	322,696
State Auto Financial	362,000	5,408,280
Stewart Information Services	12,600	327,600
Symetra Financial	712,400	9,246,952
Tower Group	41,555	738,432
United Fire Group	123,574	2,698,856
Validus Holdings	1	35
White Mountains Insurance Group	3,760	1,936,400

		458,667,150

Real Estate Investment Trusts (REITs) - 4.2%
Annaly Capital Management	450,500	6,325,020

60 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Financials (continued)
Real Estate Investment Trusts (REITs) (continued)
Colony Financial	1,744,149	$34,010,905
Cousins Properties	818,085	6,831,010
DCT Industrial Trust	1,121,600	7,279,184
Essex Property Trust	83,000	12,171,950
Lexington Realty Trust	1,711,246	17,882,521
MFA Financial	692,000	5,612,120
National Health Investors	159,570	9,020,492
National Retail Properties	650,000	20,280,000
PS Business Parks	168,500	10,949,130
Rayonier	794,100	41,158,203
W.P. Carey	281,231	14,666,197

		186,186,732

Thrifts & Mortgage Finance - 1.0%
Genworth MI Canada	1,151,700	26,155,527
HopFed Bancorp	59,009	519,869
Kearny Financial [1]	312,100	3,042,975
TrustCo Bank Corp NY	2,706,049	14,287,939
		44,006,310

Total (Cost $968,853,315)		1,231,315,456

Health Care – 5.7%
Health Care Equipment & Supplies - 2.5%
Analogic Corporation	160,900	11,954,870
Cantel Medical	54,709	1,626,498
Hill-Rom Holdings	512,170	14,596,845
IDEXX Laboratories [1,2]	379,600	35,226,880
Invacare Corporation	126,189	2,056,881
STERIS Corporation	693,500	24,085,255
Teleflex	309,700	22,084,707
Young Innovations	15,705	618,934

		112,250,870

Health Care Providers & Services - 2.6%
† Assisted Living Concepts Cl. A [1]	5,000	48,750
Chemed Corporation	566,359	38,846,564
Coventry Health Care	26,300	1,179,029
Ensign Group	33,555	912,360
Landauer	403,771	24,714,823
MEDNAX [1,2]	272,888	21,700,054
Omnicare	71,699	2,588,334
Owens & Minor	911,950	25,999,694

		115,989,608

Life Sciences Tools & Services - 0.5%
PerkinElmer	712,600	22,617,924

Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International [2]	55,768	3,333,254

Total (Cost $144,242,061)		254,191,656

Industrials – 20.4%
Aerospace & Defense - 1.5%
American Science & Engineering	68,834	4,488,665
Cubic Corporation	590,720	28,336,838
HEICO Corporation	371,875	16,645,125
HEICO Corporation Cl. A	390,933	12,502,037
National Presto Industries	60,726	4,196,167
Triumph Group	24,376	1,591,753

		67,760,585

Air Freight & Logistics - 0.9%
Aramex	1,600,000	869,575
C. H. Robinson Worldwide	256,000	16,184,320
Expeditors International of Washington	458,400	18,129,720
UTi Worldwide	492,600	6,600,840

		41,784,455

Building Products - 0.7%
Smith (A.O.) Corporation	497,894	31,402,175

Commercial Services & Supplies - 2.7%
ABM Industries	716,100	14,286,195
Ennis	387,401	5,993,094
G&K Services Cl. A	1,955	66,763
Healthcare Services Group	142,464	3,309,439
HNI Corporation	474,573	14,265,664
Kimball International Cl. B	724,600	8,412,606
McGrath RentCorp	291,300	8,453,526
Mine Safety Appliances	196,000	8,371,160
Progressive Waste Solutions	11,600	250,560
Ritchie Bros. Auctioneers	1,656,320	34,600,525
Rollins	833,625	18,373,095
UniFirst Corporation	28,416	2,083,461
US Ecology	36,705	864,036
Viad Corporation	1,740	47,258

		119,377,382

Construction & Engineering - 0.3%
Comfort Systems USA	283,050	3,441,888
EMCOR Group	71,139	2,462,121
Granite Construction	196,075	6,592,041
Great Lakes Dredge & Dock	4,432	39,578
KBR	91,213	2,729,093

		15,264,721

Electrical Equipment - 2.6%
Acuity Brands	12,368	837,685
AZZ	518,965	19,943,825
Belden	18,703	841,448
Brady Corporation Cl. A	469,773	15,690,418
Encore Wire	10,200	309,162
Franklin Electric	366,900	22,810,173
Hubbell Cl. B	316,021	26,744,857
LSI Industries	1,104,161	7,740,168
Preformed Line Products	202,671	12,042,711
Regal-Beloit	10,702	754,170
Roper Industries	76,000	8,472,480

		116,187,097

Industrial Conglomerates - 0.9%
Raven Industries	312,402	8,234,917
Seaboard Corporation	10,476	26,503,023
Standex International	54,043	2,771,865

		37,509,805

Machinery - 7.9%
Alamo Group	397,332	12,968,916
American Railcar Industries	119,609	3,795,194

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 61

Schedules of Investments

Royce Total Return Fund (continued)
	SHARES	VALUE
Industrials (continued)
Machinery (continued)
Ampco-Pittsburgh	189,320	$3,782,614
Briggs & Stratton	435,230	9,174,648
Cascade Corporation	87,203	5,607,153
Crane Company	290,000	13,421,200
FreightCar America	10,539	236,284
Gardner Denver	14,500	993,250
Gorman-Rupp Company	576,633	17,200,962
Kaydon Corporation	15,100	361,343
Kennametal	867,659	34,706,360
Lincoln Electric Holdings	513,872	25,015,289
Lindsay Corporation	222,482	17,825,258
Mueller (Paul) Company [2,3,4]	116,700	2,520,720
Mueller Industries	430,862	21,556,026
Nordson Corporation	734,300	46,349,016
Robbins & Myers	5,200	309,140
Starrett (L.S.) Company (The) Cl. A [3]	529,400	5,135,180
Sun Hydraulics	1,025,346	26,741,024
Tennant Company	632,198	27,785,102
Timken Company (The)	36,132	1,728,194
Toro Company (The)	656,550	28,218,519
Trinity Industries	645,587	23,124,926
Wabtec Corporation	1,400	122,556
Watts Water Technologies Cl. A	1,500	64,485
Woodward	609,200	23,228,796

		351,972,155

Marine - 0.3%
Euroseas	125,346	114,065
Matson	494,700	12,228,984

		12,343,049

Professional Services - 1.6%
CDI Corporation	2,863	49,043
Corporate Executive Board	236,000	11,200,560
Heidrick & Struggles International	131,532	2,007,178
Kelly Services Cl. A	595,000	9,365,300
ManpowerGroup	462,152	19,613,731
Resources Connection	58,700	700,878
Robert Half International	26,300	836,866
Towers Watson & Company Cl. A	475,900	26,750,339

		70,523,895

Road & Rail - 0.1%
Arkansas Best	246,081	2,350,074

Trading Companies & Distributors - 0.8%
Applied Industrial Technologies	772,970	32,472,470
Houston Wire & Cable	59,164	725,942
MFC Industrial	153,159	1,309,509
Watsco	6,402	479,510

		34,987,431

Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Pacifico ADR	40,000	2,286,800

Total (Cost $495,239,783)		903,749,624

Information Technology – 6.7%
Communications Equipment - 2.1%
ADTRAN	429,000	8,382,660
Bel Fuse Cl. A	22,350	384,644
Bel Fuse Cl. B	74,000	1,446,700
Black Box	319,653	7,780,354
Comtech Telecommunications	98,500	2,499,930
NETGEAR [2]	895,809	35,312,791
Plantronics	986,997	36,390,579
Tellabs	741,355	1,690,289

		93,887,947

Computers & Peripherals - 0.0%
Diebold	13,700	419,357
Xyratex	50,003	420,525

		839,882

Electronic Equipment, Instruments & Components - 2.8%
AVX Corporation	1,218,031	13,130,374
Cognex Corporation	418,300	15,401,806
Electro Rent	4,700	72,286
Littelfuse	451,111	27,838,060
Methode Electronics	1,122,573	11,259,407
Molex	55,411	1,514,383
Molex Cl. A	1,210,855	27,026,284
MTS Systems	122,641	6,246,106
Nam Tai Electronics	1,405,500	19,424,010
Park Electrochemical	120,751	3,106,923

		125,019,639

Internet Software & Services - 0.2%
EarthLink	434,698	2,808,149
j2 Global	65,700	2,009,106
United Online	618,215	3,455,822

		8,273,077

IT Services - 0.8%
Broadridge Financial Solutions	6,500	148,720
Computer Sciences	2,400	96,120
Global Payments	15,846	717,824
Jack Henry & Associates	2,500	98,150
ManTech International Cl. A	930,068	24,125,964
MAXIMUS	74,560	4,713,683
Syntel [1]	11,800	632,362
Total System Services	217,495	4,658,743

		35,191,566

Semiconductors & Semiconductor Equipment - 0.6%
Brooks Automation	54,390	437,839
Micrel	90,460	859,370
MKS Instruments	5,000	128,900
Teradyne [2]	1,402,200	23,683,158

		25,109,267

Software - 0.2%
† Ebix [1]	101,900	1,637,533
FactSet Research Systems	2,300	202,538
Fair Isaac	173,457	7,290,398

		9,130,469

Total (Cost $289,117,535)		297,451,847

62 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Materials – 7.6%
Chemicals - 4.2%
Agrium	5,200	$519,532
Albemarle Corporation	447,900	27,823,548
Balchem Corporation	1,006,200	36,625,680
Cabot Corporation	781,000	31,075,990
Chase Corporation [3]	773,974	14,395,916
FutureFuel Corporation	136,547	1,616,717
H.B. Fuller Company	9,022	314,146
Innophos Holdings	317,952	14,784,768
International Flavors & Fragrances	255,300	16,987,662
Kronos Worldwide	55,300	1,078,350
Methanex Corporation	310,710	9,902,328
Minerals Technologies	69,734	2,783,781
NewMarket Corporation	6,526	1,711,117
Quaker Chemical	421,029	22,676,622
Stepan Company	14,128	784,669
Tredegar Corporation	11,700	238,914
Westlake Chemical	39,300	3,116,490

		186,436,230

Construction Materials - 0.1%
Ash Grove Cement [4]	39,610	5,981,110

Containers & Packaging - 1.2%
AptarGroup	41,300	1,970,836
Bemis Company	464,800	15,552,208
Greif Cl. A	586,801	26,112,644
Myers Industries	14,700	222,705
Sealed Air	1,513	26,493
Sonoco Products	359,778	10,696,200

		54,581,086

Metals & Mining - 1.7%
Agnico-Eagle Mines	117,000	6,137,820
Carpenter Technology	284,375	14,682,281
Gold Fields ADR	391,200	4,886,088
IAMGOLD Corporation	206,620	2,369,932
Olympic Steel	39,297	870,036
Reliance Steel & Aluminum	568,113	35,279,817
Sims Metal Management ADR	1,000,000	9,860,000

		74,085,974

Paper & Forest Products - 0.4%
Buckeye Technologies	8,200	235,422
Deltic Timber	172,000	12,146,640
Domtar Corporation	17,300	1,444,896
Glatfelter	16,002	279,715
Schweitzer-Mauduit International	70,800	2,763,324

		16,869,997

Total (Cost $212,474,090)		337,954,397

Telecommunication Services – 0.7%
Diversified Telecommunication Services - 0.2%
Atlantic Tele-Network	284,303	10,436,763

Wireless Telecommunication Services - 0.5%
Telephone and Data Systems	822,190	18,203,287
USA Mobility	143,566	1,676,851

		19,880,138

Total (Cost $28,847,837)		30,316,901

Utilities – 2.9%
Electric Utilities - 0.9%
ALLETE	199,147	8,161,044
ITC Holdings	250,000	19,227,500
PNM Resources	638,900	13,103,839

		40,492,383

Gas Utilities - 1.3%
AGL Resources	312,558	12,492,943
National Fuel Gas	61,676	3,126,357
Piedmont Natural Gas	539,500	16,891,745
UGI Corporation	660,076	21,591,086

		54,102,131

Water Utilities - 0.7%
Aqua America	819,766	20,838,451
Consolidated Water	25,827	191,120
SJW	400,400	10,650,640

		31,680,211

Total (Cost $93,414,655)		126,274,725

Miscellaneous [5] – 1.9%
Total (Cost $70,903,096)		82,928,069

TOTAL COMMON STOCKS
(Cost $3,111,434,798)		4,325,065,274

	PRINCIPAL
	AMOUNT
CORPORATE BOND – 0.1%
Leucadia National 3.75%
Conv. Senior Note due 4/15/14
(Cost $3,000,000)	$3,000,000	3,496,875

REPURCHASE AGREEMENT – 2.4%
Fixed Income Clearing Corporation,
0.10% dated 12/31/12, due 1/2/13,
maturity value $108,998,606 (collateralized
by obligations of various U.S. Government
Agencies, 0.125%-0.30% due 12/4/13-12/20/13,
valued at $111,178,509)
(Cost $108,998,000)		108,998,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.0%
U.S. Treasury Notes
1.00%-4.00%
due 1/31/14-9/30/17	7,255,438	7,291,871

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 63

Schedules of Investments

Royce Total Return Fund (continued)

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED (continued)

Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0107%)	$36,088,082

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $43,379,953)	43,379,953

TOTAL INVESTMENTS – 101.1%
(Cost $3,266,812,751)	4,480,940,102

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.1)%	(48,269,025)

NET ASSETS – 100.0%	$4,432,671,077

Royce Heritage Fund

	SHARES	VALUE
COMMON STOCKS – 96.6%

Consumer Discretionary – 11.1%
Auto Components - 1.5%
Autoliv	3,830	$258,104
Drew Industries	48,200	1,554,450
Gentex Corporation	40,000	752,800
Minth Group	262,300	303,374
Nokian Renkaat	28,000	1,126,683

		3,995,411

Automobiles - 0.6%
Thor Industries	46,540	1,741,992

Distributors - 0.7%
LKQ Corporation [2]	95,800	2,021,380

Diversified Consumer Services - 0.8%
Sotheby’s	61,800	2,077,716

Household Durables - 3.6%
Ethan Allen Interiors	55,900	1,437,189
Garmin	35,000	1,428,700
Harman International Industries	46,200	2,062,368
Mohawk Industries [2]	28,100	2,542,207
NVR [2]	2,580	2,373,600

		9,844,064

Media - 0.1%
† IMAX Corporation [1,2]	11,600	260,768

Specialty Retail - 3.0%
Advance Auto Parts	4,461	322,753
American Eagle Outfitters	8,200	168,182
Ascena Retail Group [2]	19,400	358,706
Fielmann	4,700	452,870
GameStop Corporation Cl. A	4,000	100,360
Guess?	4,700	115,338
Lewis Group	59,500	485,339
Luk Fook Holdings (International)	85,000	272,772
Monro Muffler Brake	6,500	227,305
Signet Jewelers	42,620	2,275,908
Tiffany & Co.	43,100	2,471,354
USS	7,000	725,582

		7,976,469

Textiles, Apparel & Luxury Goods - 0.8%
Daphne International Holdings	235,300	325,949
Gildan Activewear	6,820	249,476
Stella International Holdings	568,200	1,540,281

		2,115,706

Total (Cost $23,201,970)		30,033,506

Consumer Staples – 1.2%
Beverages - 0.3%
National Beverage	56,300	821,417

Food Products - 0.9%
Darling International [2]	102,500	1,644,100
First Resources	116,100	193,407
Sanderson Farms	2,200	104,610

64 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Consumer Staples (continued)
Food Products (continued)
Super Group	136,000	$362,018

		2,304,135

Total (Cost $2,385,049)		3,125,552

Energy – 5.2%
Energy Equipment & Services - 5.2%
C&J Energy Services [2]	10,500	225,120
CARBO Ceramics	750	58,755
Ensco Cl. A	1,800	106,704
Ensign Energy Services	24,800	383,207
Helmerich & Payne	56,870	3,185,289
Oil States International [2]	43,000	3,076,220
Pason Systems	93,300	1,608,621
RPC	30,100	368,424
TGS-NOPEC Geophysical	58,400	1,913,785
Total Energy Services	75,100	1,131,747
Trican Well Service	139,000	1,833,397

		13,891,269

Oil, Gas & Consumable Fuels - 0.0%
Energen Corporation	1,500	67,635

Total (Cost $9,300,058)		13,958,904

Financials – 18.3%
Capital Markets - 14.4%
Affiliated Managers Group [2]	18,160	2,363,524
AllianceBernstein Holding L.P.	95,441	1,663,537
ARA Asset Management	620,000	827,298
Ashmore Group	367,500	2,125,002
Banque Privee Edmond de Rothschild	18	359,476
Blackstone Group L.P.	75,000	1,169,250
Egyptian Financial Group-Hermes Holding
Company [2]	248,750	431,010
Federated Investors Cl. B	49,600	1,003,408
Invesco	84,300	2,199,387
Jupiter Fund Management	475,900	2,208,831
KKR & Co. L.P.	203,000	3,091,690
Lazard Cl. A	118,200	3,527,088
SEI Investments	137,200	3,202,248
Sprott	438,400	1,745,314
State Street	31,000	1,457,310
T. Rowe Price Group	26,800	1,745,484
TD AMERITRADE Holding Corporation	130,000	2,185,300
Value Partners Group	3,583,300	2,405,435
VZ Holding	5,500	693,713
Waddell & Reed Financial Cl. A	43,600	1,518,152
† WisdomTree Investments [2]	450,700	2,758,284

		38,680,741

Diversified Financial Services - 3.3%
Bolsa Mexicana de Valores	801,800	2,022,132
Hellenic Exchanges	77,500	446,565
Leucadia National	33,900	806,481
Moody’s Corporation	56,760	2,856,163
Singapore Exchange	260,000	1,507,322
Warsaw Stock Exchange	100,000	1,257,439

		8,896,102

Insurance - 0.4%
Alleghany Corporation [2]	2,890	969,364
Berkley (W.R.)	3,800	143,412

		1,112,776

Real Estate Management & Development - 0.2%
E-House China Holdings ADR	66,100	271,010
Kennedy-Wilson Holdings	10,987	153,598
Midland Holdings	480,600	233,382

		657,990

Total (Cost $40,799,361)		49,347,609

Health Care – 4.4%
Biotechnology - 0.6%
Myriad Genetics [2]	60,900	1,659,525

Health Care Equipment & Supplies - 1.7%
Analogic Corporation	20,974	1,558,368
Atrion Corporation	4,900	960,400
Carl Zeiss Meditec	57,000	1,637,644
Kossan Rubber Industries	433,997	476,754

		4,633,166

Health Care Providers & Services - 0.2%
Schein (Henry) [2]	7,900	635,634

Life Sciences Tools & Services - 1.1%
PerkinElmer	29,750	944,265
Techne Corporation	12,100	826,914
Waters Corporation [2]	13,250	1,154,340

		2,925,519

Pharmaceuticals - 0.8%
Adcock Ingram Holdings	157,500	1,003,327
Hi-Tech Pharmacal	8,300	290,334
Perrigo Company	1,900	197,657
Santen Pharmaceutical	16,300	624,072

		2,115,390

Total (Cost $10,390,156)		11,969,234

Industrials – 23.9%
Aerospace & Defense - 0.5%
AeroVironment [2]	10,500	228,270
HEICO Corporation	27,343	1,223,873

		1,452,143

Air Freight & Logistics - 2.4%
Expeditors International of Washington	49,700	1,965,635
Forward Air	89,800	3,143,898
UTi Worldwide	103,000	1,380,200

		6,489,733

Building Products - 1.2%
AAON	57,350	1,196,894
Simpson Manufacturing	63,000	2,065,770

		3,262,664

Commercial Services & Supplies - 1.2%
Brink’s Company (The)	33,400	952,902
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 65

Schedules of Investments

Royce Heritage Fund (continued)
	SHARES	VALUE
Industrials (continued)
Commercial Services & Supplies (continued)
Cintas Corporation	8,800	$359,920
Ritchie Bros. Auctioneers	69,100	1,443,499
Team [2]	10,176	387,095

		3,143,416

Construction & Engineering - 3.6%
Chicago Bridge & Iron	2,300	106,605
EMCOR Group	43,400	1,502,074
Fluor Corporation	27,700	1,627,098
Jacobs Engineering Group [2]	55,000	2,341,350
KBR	104,500	3,126,640
Pike Electric	42	401
Quanta Services [2]	5,200	141,908
Raubex Group	367,500	735,051

		9,581,127

Electrical Equipment - 0.7%
AZZ	4,000	153,720
EnerSys [2]	4,000	150,520
Franklin Electric	1,800	111,906
GrafTech International [2]	139,100	1,306,149

		1,722,295

Industrial Conglomerates - 0.5%
Raven Industries	50,400	1,328,544

Machinery - 6.1%
Astec Industries	2,800	93,324
Burckhardt Compression Holding	3,200	1,049,545
Chart Industries [2]	1,600	106,672
Foster (L.B.) Company	40,600	1,763,664
† Graco	30,400	1,565,296
Graham Corporation	9,900	193,050
Kaydon Corporation	2,600	62,218
Kennametal	93,030	3,721,200
Lincoln Electric Holdings	30,500	1,484,740
Pfeiffer Vacuum Technology	12,000	1,453,078
Spirax-Sarco Engineering	44,000	1,654,269
Timken Company (The)	2,500	119,575
Valmont Industries	19,070	2,604,008
Wabtec Corporation	7,300	639,042

		16,509,681

Marine - 0.4%
Kirby Corporation [2]	18,250	1,129,493

Professional Services - 5.3%
Advisory Board (The) [2]	64,900	3,036,671
Equifax	37,570	2,033,288
ManpowerGroup	77,325	3,281,673
Towers Watson & Company Cl. A	55,150	3,099,982
Verisk Analytics Cl. A [2]	57,200	2,917,200

		14,368,814

Road & Rail - 2.0%
Landstar System	58,300	3,058,418
Patriot Transportation Holding [2]	79,512	2,260,526

		5,318,944

Total (Cost $47,883,896)		64,306,854

Information Technology – 16.2%
Communications Equipment - 0.5%
ADTRAN	31,950	624,303
Finisar Corporation [2]	4,000	65,200
Oplink Communications [2]	16,900	263,302
Plantronics	8,000	294,960

		1,247,765

Computers & Peripherals - 0.7%
Super Micro Computer [2]	42,300	431,460
Western Digital	37,000	1,572,130

		2,003,590

Electronic Equipment, Instruments & Components - 7.6%
Amphenol Corporation Cl. A	16,900	1,093,430
Anixter International	35,900	2,296,882
AVX Corporation	42,663	459,907
Cognex Corporation	47,400	1,745,268
Coherent	58,100	2,941,022
FEI Company	31,100	1,724,806
FLIR Systems	110,700	2,469,717
IPG Photonics [1]	29,914	1,993,768
Molex	25,000	683,250
National Instruments	87,050	2,246,761
Rofin-Sinar Technologies [2]	55,500	1,203,240
† Trimble Navigation [2]	24,430	1,460,425
Vishay Intertechnology [2]	14,300	152,009

		20,470,485

Internet Software & Services - 0.2%
Stamps.com [2]	10,500	264,600
ValueClick [2]	14,885	288,918

		553,518

IT Services - 2.3%
CSE Global	587,100	378,135
Fiserv [2]	29,840	2,358,255
MAXIMUS	26,100	1,650,042
Sapient Corporation [2]	119,800	1,265,088
Total System Services	18,700	400,554

		6,052,074

Office Electronics - 0.5%
Zebra Technologies Cl. A [2]	32,870	1,291,134

Semiconductors & Semiconductor Equipment - 3.1%
Aixtron ADR	4,500	53,775
Analog Devices	46,500	1,955,790
Diodes [2]	98,300	1,705,505
Fairchild Semiconductor International [2]	6,800	97,920
Integrated Silicon Solution [2]	22,800	205,200
International Rectifier [2]	5,000	88,650
Lam Research [2]	2,000	72,260
MKS Instruments	7,300	188,194
Photronics [2]	94,000	560,240
RDA Microelectronics ADR	36,210	389,257
Teradyne [2]	175,700	2,967,573
Veeco Instruments [2]	2,500	73,800

		8,358,164

Software - 1.3%
Actuate Corporation [2]	58,600	328,160

66 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Information Technology (continued)
Software (continued)
American Software Cl. A	37,740	$292,862
ANSYS [2]	43,300	2,915,822

		3,536,844

Total (Cost $34,438,885)		43,513,574

Materials – 11.6%
Chemicals - 2.2%
Airgas	8,000	730,320
Albemarle Corporation	2,800	173,936
Cabot Corporation	34,400	1,368,776
Intrepid Potash	33,100	704,699
Minerals Technologies	7,400	295,408
OM Group [2]	2,900	64,380
Sigma-Aldrich Corporation	9,040	665,163
† Tronox Cl. A [1]	39,800	726,350
Victrex	40,000	1,079,521
Westlake Chemical	2,000	158,600

		5,967,153

Containers & Packaging - 1.1%
Greif Cl. A	69,800	3,106,100

Metals & Mining - 7.5%
Allegheny Technologies	1,600	48,576
Allied Nevada Gold [2]	50,000	1,506,500
Compass Minerals International	18,500	1,382,135
Endeavour Mining [2]	80,400	167,315
Fresnillo	48,000	1,489,383
Globe Specialty Metals	91,500	1,258,125
Gold Fields ADR	136,900	1,709,881
Haynes International	6,107	316,770
Hochschild Mining	240,900	1,871,806
Horsehead Holding Corporation [2]	38,500	393,085
Major Drilling Group International	182,000	1,793,103
Pan American Silver	85,600	1,603,288
Randgold Resources ADR	26,700	2,649,975
Reliance Steel & Aluminum	36,080	2,240,568
Seabridge Gold [2]	19,400	348,618
Sims Metal Management ADR	137,800	1,358,708

		20,137,836

Paper & Forest Products - 0.8%
Stella-Jones	27,560	2,123,176

Total (Cost $28,245,606)		31,334,265

Utilities – 0.1%
Gas Utilities - 0.1%
UGI Corporation	9,300	304,203

Total (Cost $279,486)		304,203

Miscellaneous [5] – 4.6%
Total (Cost $11,106,712)		12,321,292

TOTAL COMMON STOCKS
(Cost $208,031,179)		260,214,993

REPURCHASE AGREEMENT – 3.5%
Fixed Income Clearing Corporation,
0.10% dated 12/31/12, due 1/2/13,
maturity value $9,538,053 (collateralized
by obligations of various U.S. Government
Agencies, 0.30% due 12/4/13, valued at $9,733,171)
(Cost $9,538,000)		$9,538,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.6%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0107%)
(Cost $1,522,584)		1,522,584

TOTAL INVESTMENTS – 100.7%
(Cost $219,091,763)		271,275,577

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.7)%		(1,971,158)

NET ASSETS – 100.0%		$269,304,419

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 67

Schedules of Investments

Royce Opportunity Fund

	SHARES	VALUE
COMMON STOCKS – 92.9%

Consumer Discretionary – 16.2%
Auto Components - 2.0%
Cooper Tire & Rubber	298,793	$7,577,390
Dana Holding Corporation	474,436	7,405,946
† Fuel Systems Solutions [1,2]	354,900	5,217,030
Spartan Motors	298,515	1,471,679
Tower International [2]	811,979	6,536,431
Visteon Corporation [2]	170,200	9,160,164

		37,368,640

Automobiles - 0.3%
Winnebago Industries [2]	355,036	6,081,767

Distributors - 0.3%
VOXX International Cl. A [2]	792,694	5,334,831

Hotels, Restaurants & Leisure - 1.7%
Carrols Restaurant Group [2]	657,898	3,934,230
Einstein Noah Restaurant Group	82,352	1,005,518
Isle of Capri Casinos [2]	1,108,536	6,207,802
Jamba [2]	2,051,753	4,595,927
Krispy Kreme Doughnuts [2]	694,623	6,515,564
Orient-Express Hotels Cl. A [2]	801,911	9,374,339

		31,633,380

Household Durables - 2.5%
Comstock Holding Companies Cl. A [1,2,3]	1,285,590	1,491,285
Dixie Group [2,3]	829,519	2,745,708
Ethan Allen Interiors	254,300	6,538,053
Furniture Brands International [1,2]	2,024,873	2,146,365
Harman International Industries	118,400	5,285,376
Kid Brands [1,2]	953,809	1,478,404
La-Z-Boy	740,541	10,478,655
M.D.C. Holdings	135,150	4,968,114
Standard Pacific [1,2]	776,000	5,703,600
Toll Brothers [2]	159,600	5,159,868

		45,995,428

Internet & Catalog Retail - 0.8%
dELiA*s [1,2,3]	1,602,615	1,875,059
Gaiam Cl. A [2]	716,304	2,263,521
1-800-FLOWERS.COM Cl. A [2]	757,127	2,778,656
Vitacost.com [1,2]	1,096,622	7,435,097

		14,352,333

Leisure Equipment & Products - 0.8%
Callaway Golf	1,072,126	6,968,819
Steinway Musical Instruments [2]	366,003	7,740,963

		14,709,782

Media - 1.6%
Ballantyne Strong [2]	387,197	1,277,750
Belo Corporation Ser. A	453,444	3,477,916
Harris Interactive [1,2]	2,213,535	2,656,242
Journal Communications Cl. A [2]	208,679	1,128,953
Martha Stewart Living Omnimedia Cl. A [2]	1,380,857	3,383,100
McClatchy Company (The) Cl. A [2]	1,739,100	5,686,857
Media General Cl. A [1,2]	874,743	3,761,395
New York Times Cl. A [1,2]	938,700	8,007,111

		29,379,324

Multiline Retail - 0.2%
Dillard’s Cl. A	37,700	3,158,129

Specialty Retail - 3.4%
bebe stores	535,121	2,135,133
Brown Shoe	353,959	6,502,227
Coldwater Creek [1,2]	479,058	2,304,269
Haverty Furniture	382,526	6,238,999
Hot Topic	384,300	3,708,495
Lithia Motors Cl. A	264,000	9,878,880
MarineMax [2,3]	1,357,850	12,139,179
Pacific Sunwear of California [1,2]	635,500	1,010,445
Penske Automotive Group	270,500	8,139,345
† Sears Hometown and Outlet Stores [2]	60,960	1,984,857
West Marine [2]	844,935	9,083,051

		63,124,880

Textiles, Apparel & Luxury Goods - 2.6%
† Delta Apparel [2]	147,726	2,065,210
Fifth & Pacific [2]	247,619	3,082,857
Jones Group (The)	1,145,771	12,672,227
Quiksilver [1,2]	1,633,445	6,942,141
Skechers U.S.A. Cl. A [2]	507,958	9,397,223
Unifi [1,2]	980,734	12,759,349

		46,919,007

Total (Cost $282,373,360)		298,057,501

Consumer Staples – 0.7%
Food & Staples Retailing - 0.3%
Pantry (The) [2]	325,750	3,951,347
SUPERVALU	938,900	2,319,083

		6,270,430

Food Products - 0.1%
Inventure Foods [2]	244,232	1,585,066

Household Products - 0.3%
Central Garden & Pet [2]	540,400	5,414,808

Total (Cost $18,200,143)		13,270,304

Energy – 4.5%
Energy Equipment & Services - 2.2%
Basic Energy Services [1,2]	506,995	5,784,813
Cal Dive International [1,2]	1,148,531	1,986,959
Hercules Offshore [2]	824,700	5,096,646
Key Energy Services [2]	761,300	5,291,035
Matrix Service [1,2]	731,887	8,416,701
Newpark Resources [2]	810,577	6,363,029
Patterson-UTI Energy	215,100	4,007,313
Willbros Group [2]	559,200	2,997,312

		39,943,808

Oil, Gas & Consumable Fuels - 2.3%
Goodrich Petroleum [1,2]	605,000	5,638,600
PDC Energy [2]	285,400	9,478,134
Penn Virginia	462,850	2,041,168
REX American Resources [2]	180,500	3,481,845
Scorpio Tankers [2]	508,826	3,617,753
StealthGas [2]	938,245	7,440,283

68 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Stone Energy [2]	311,235	$6,386,542
Swift Energy [2]	354,300	5,452,677

		43,537,002

Total (Cost $87,402,006)		83,480,810

Financials – 11.4%
Capital Markets - 2.0%
Evercore Partners Cl. A	231,100	6,976,909
Harris & Harris Group [2]	811,702	2,678,617
Janus Capital Group	441,700	3,763,284
Piper Jaffray [1,2]	419,300	13,472,109
Stifel Financial [2]	333,800	10,671,586

		37,562,505

Commercial Banks - 2.4%
BancorpSouth	404,400	5,879,976
Boston Private Financial Holdings	960,546	8,654,519
Columbia Banking System	304,500	5,462,730
First Bancorp	157,908	2,024,381
Guaranty Bancorp [2]	848,484	1,654,544
Old National Bancorp	342,700	4,067,849
State Bank Financial	154,559	2,454,397
SVB Financial Group [2]	40,300	2,255,591
Umpqua Holdings	545,800	6,434,982
Valley National Bancorp	434,468	4,040,552
Virginia Commerce Bancorp [2]	185,667	1,661,720

		44,591,241

Insurance - 3.5%
Argo Group International Holdings	228,500	7,675,315
† Aspen Insurance Holdings	285,100	9,146,008
Fidelity National Financial	342,400	8,063,520
Hilltop Holdings [1,2]	460,624	6,236,849
Kemper Corporation	318,000	9,381,000
Navigators Group [1,2]	189,019	9,653,200
Old Republic International	802,100	8,542,365
Tower Group	350,669	6,231,388

		64,929,645

Real Estate Investment Trusts (REITs) - 1.9%
LaSalle Hotel Properties	470,600	11,948,534
Mack-Cali Realty	341,750	8,923,093
PennyMac Mortgage Investment Trust	418,300	10,578,807
RAIT Financial Trust	451,600	2,551,540

		34,001,974

Real Estate Management & Development - 0.1%
Maui Land & Pineapple [2]	204,161	847,268

Thrifts & Mortgage Finance - 1.5%
Berkshire Hills Bancorp	152,200	3,631,492
Brookline Bancorp	293,700	2,496,450
First Financial Holdings	170,300	2,227,524
MGIC Investment [1,2]	1,207,885	3,212,974
Radian Group	1,564,900	9,561,539
Washington Federal	420,400	7,092,148

		28,222,127

Total (Cost $204,245,386)		210,154,760

Health Care – 2.5%
Health Care Equipment & Supplies - 0.8%
AngioDynamics [2]	540,603	5,941,227
DGT Holdings [2]	84,741	1,108,412
Exactech [2]	314,282	5,327,080
Greatbatch [2]	101,800	2,365,832

		14,742,551

Health Care Providers & Services - 0.7%
Kindred Healthcare [2]	527,400	5,706,468
Select Medical Holdings	523,400	4,935,662
Skilled Healthcare Group Cl. A [2]	324,590	2,067,638

		12,709,768

Life Sciences Tools & Services - 1.0%
Albany Molecular Research [1,2]	1,195,284	6,311,099
Cambrex Corporation [2]	1,053,454	11,988,307

		18,299,406

Total (Cost $40,683,307)		45,751,725

Industrials – 20.6%
Aerospace & Defense - 1.6%
GenCorp [1,2]	617,761	5,652,513
Hexcel Corporation [2]	369,347	9,957,595
† Kratos Defense & Security Solutions [1,2]	758,770	3,816,613
Moog Cl. A [2]	254,691	10,449,972

		29,876,693

Air Freight & Logistics - 0.2%
† XPO Logistics [1,2]	223,400	3,882,692

Airlines - 0.2%
Republic Airways Holdings [1,2]	668,447	3,796,779

Building Products - 4.2%
Ameresco Cl. A [2]	379,499	3,722,885
American Woodmark [2]	297,260	8,269,773
Apogee Enterprises	604,841	14,498,039
† Builders FirstSource [2]	1,102,800	6,153,624
Insteel Industries	385,200	4,807,296
NCI Building Systems [2]	1,015,269	14,112,239
PGT [2]	797,808	3,590,136
Quanex Building Products	626,700	12,790,947
Trex Company [2]	267,215	9,948,415

		77,893,354

Commercial Services & Supplies - 1.0%
Interface	540,800	8,696,064
TRC Companies [2,3]	1,683,765	9,799,512

		18,495,576

Construction & Engineering - 3.1%
Aegion Corporation [2]	538,053	11,939,396
Furmanite Corporation [2]	1,088,330	5,844,332
iShares Dow Jones US Home Construction
Index Fund	219,600	4,646,736

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 69

Schedules of Investments

Royce Opportunity Fund (continued)
	SHARES	VALUE
Industrials (continued)
Construction & Engineering (continued)
† Layne Christensen [1,2]	349,520	$8,482,851
MasTec [2]	411,695	10,263,556
Northwest Pipe [2]	440,235	10,504,007
Pike Electric	491,721	4,695,936

		56,376,814

Electrical Equipment - 0.1%
GrafTech International [2]	91,509	859,270
Magnetek [2]	155,445	1,601,083

		2,460,353

Machinery - 6.8%
Albany International Cl. A	352,900	8,003,772
Astec Industries	283,670	9,454,721
Barnes Group	402,649	9,043,497
CIRCOR International	261,080	10,336,157
† Commercial Vehicle Group [2]	700,451	5,750,703
Dynamic Materials	269,099	3,740,476
Federal Signal [2]	1,372,079	10,441,521
Flow International [2]	1,802,072	6,307,252
Hardinge	569,291	5,658,753
Hurco Companies [2]	198,595	4,567,685
Lydall [2]	532,000	7,628,880
Meritor [1,2]	1,289,421	6,098,961
Mueller Industries	209,700	10,491,291
Mueller Water Products Cl. A	1,768,575	9,921,706
NN [2]	410,789	3,762,827
Timken Company (The)	122,900	5,878,307
Trinity Industries	234,150	8,387,253

		125,473,762

Marine - 0.4%
Diana Containerships	283,534	1,712,545
Diana Shipping [2]	684,000	4,993,200

		6,705,745

Professional Services - 0.3%
CTPartners Executive Search [1,2]	338,890	1,558,894
Hill International [2]	674,207	2,467,598
Hudson Global [2]	441,480	1,977,830

		6,004,322

Road & Rail - 0.7%
Arkansas Best	453,539	4,331,297
Swift Transportation [2]	826,734	7,539,814

		11,871,111

Trading Companies & Distributors - 1.8%
Aceto Corporation	910,460	9,141,018
Beacon Roofing Supply [2]	105,500	3,511,040
Kaman Corporation	199,531	7,342,741
SeaCube Container Leasing	170,450	3,212,983
United Rentals [2]	202,100	9,199,592

		32,407,374

Transportation Infrastructure - 0.2%
Wesco Aircraft Holdings [2]	276,800	3,656,528

Total (Cost $289,547,298)		378,901,103

Information Technology – 23.1%
Communications Equipment - 3.0%
Aviat Networks [2]	1,838,592	6,048,968
† Ciena Corporation [2]	611,400	9,598,980
ClearOne [2,3]	556,620	2,248,745
Emulex Corporation [1,2]	442,100	3,227,330
Finisar Corporation [1,2]	556,755	9,075,106
Harmonic [2]	959,653	4,865,441
Oclaro [1,2]	1,486,326	2,333,532
Oplink Communications [2]	424,229	6,609,488
Symmetricom [1,2]	1,133,204	6,538,587
UTStarcom Holdings [1,2]	2,446,702	2,544,570
Westell Technologies Cl. A [2]	970,831	1,796,037

		54,886,784

Computers & Peripherals - 1.0%
Avid Technology [1,2]	553,933	4,198,812
Cray [2]	628,859	10,030,301
Dot Hill Systems [1,2]	1,588,871	1,489,567
Interphase Corporation [1,2]	298,743	773,744
Intevac [2]	428,094	1,956,390
† Overland Storage [1,2]	257,086	269,940

		18,718,754

Electronic Equipment, Instruments & Components - 5.9%
Benchmark Electronics [2]	640,900	10,651,758
CTS Corporation	221,303	2,352,451
Echelon Corporation [2]	583,786	1,430,276
FEI Company	157,975	8,761,293
Frequency Electronics	223,565	1,835,469
Identive Group [1,2]	650,675	976,012
Ingram Micro Cl. A [2]	540,000	9,136,800
KEMET Corporation [2]	1,330,154	6,690,675
Maxwell Technologies [2]	420,561	3,486,451
Mercury Systems [2]	549,297	5,053,532
Newport Corporation [2]	701,084	9,429,580
Park Electrochemical	366,034	9,418,055
Planar Systems [1,2,3]	1,554,792	2,223,352
† RadiSys Corporation [1,2]	928,143	2,765,866
Sanmina Corporation [2]	1,119,331	12,390,994
SigmaTron International [1,2,3]	344,172	1,400,780
TTM Technologies [2]	641,800	5,904,560
Viasystems Group [1,2]	302,008	3,684,498
Vishay Intertechnology [2]	744,523	7,914,279
Zygo Corporation [2]	241,934	3,798,364

		109,305,045

Internet Software & Services - 2.0%
Autobytel [1,2]	332,989	1,325,296
Blucora [2]	359,530	5,648,216
EarthLink	1,407,500	9,092,450
† Monster Worldwide [1,2]	983,200	5,525,584
QuinStreet [1,2]	530,750	3,566,640
Support.com [2]	1,028,985	4,301,157
ValueClick [2]	363,491	7,055,361
WebMediaBrands [2]	212,937	425,874

		36,940,578

IT Services - 1.2%
CIBER [1,2]	1,320,373	4,410,046

70 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Information Technology (continued)
IT Services (continued)
† Lender Processing Services	373,300	$9,190,646
† Unisys Corporation [1,2]	484,400	8,380,120

		21,980,812

Semiconductors & Semiconductor Equipment - 8.8%
Advanced Energy Industries [2]	573,288	7,917,107
Alpha & Omega Semiconductor [2]	917,481	7,706,840
ANADIGICS [2]	1,969,614	4,963,427
ATMI [2]	524,107	10,943,354
Axcelis Technologies [2]	992,694	1,379,845
AXT [2]	629,230	1,768,136
Brooks Automation	1,048,200	8,438,010
BTU International [2,3]	686,756	1,366,644
Cohu	297,509	3,224,998
Cree [1,2]	216,600	7,360,068
Exar Corporation [2]	618,683	5,506,279
Fairchild Semiconductor International [2]	807,920	11,634,048
FormFactor [2]	726,761	3,314,030
Integrated Silicon Solution [2]	290,775	2,616,975
International Rectifier [2]	645,802	11,450,070
Kulicke & Soffa Industries [1,2]	707,500	8,482,925
LTX-Credence Corporation [2]	1,063,906	6,979,223
MEMC Electronic Materials [2]	1,884,734	6,049,996
Mindspeed Technologies [2]	960,600	4,495,608
Nanometrics [2]	704,971	10,165,682
Pericom Semiconductor [2,3]	1,240,848	9,964,009
† Rubicon Technology [1,2]	691,280	4,223,721
Rudolph Technologies [2]	430,111	5,784,993
SemiLEDs Corporation [1,2]	622,611	510,541
Spire Corporation [2,3]	448,074	224,485
SunPower Corporation [1,2]	1,113,453	6,257,606
TriQuint Semiconductor [2]	1,079,114	5,222,912
Ultra Clean Holdings [2]	281,406	1,381,704
Vitesse Semiconductor [1,2]	902,978	2,013,641

		161,346,877

Software - 1.2%
Actuate Corporation [2]	719,783	4,030,785
Aspen Technology [2]	58,935	1,628,964
Bottomline Technologies [2]	119,300	3,148,327
Cinedigm Digital Cinema Cl. A [2]	1,597,736	2,236,830
† Ebix [1]	141,200	2,269,084
Mentor Graphics [2]	472,900	8,048,758
Smith Micro Software [2]	1,114,892	1,683,487

		23,046,235

Total (Cost $461,161,677)		426,225,085

Materials – 9.5%
Chemicals - 4.1%
Chemtura Corporation [2]	314,850	6,693,711
Cytec Industries	125,500	8,638,165
Ferro Corporation [2]	1,783,211	7,453,822
H.B. Fuller Company	184,000	6,406,880
Material Sciences [2]	488,727	4,413,205
OM Group [1,2]	564,200	12,525,240
PolyOne Corporation	538,300	10,992,086
Quaker Chemical	144,100	7,761,226
Spartech Corporation [2]	279,369	2,533,877
Zoltek Companies [2]	998,550	7,738,762

		75,156,974

Construction Materials - 0.7%
Texas Industries [1,2]	263,177	13,424,659

Containers & Packaging - 0.3%
Boise	638,300	5,074,485

Metals & Mining - 3.9%
Carpenter Technology	85,636	4,421,387
Century Aluminum [1,2]	1,080,500	9,465,180
Commercial Metals	803,661	11,942,402
Haynes International	172,644	8,955,044
Kaiser Aluminum	229,900	14,182,531
RTI International Metals [2]	456,400	12,578,384
† US Silica Holdings [1]	248,400	4,155,732
Walter Energy	176,300	6,325,644

		72,026,304

Paper & Forest Products - 0.5%
Louisiana-Pacific Corporation [2]	496,200	9,586,584

Total (Cost $120,560,960)		175,269,006

Telecommunication Services – 0.4%
Diversified Telecommunication Services - 0.4%
General Communication Cl. A [2]	182,206	1,747,356
Iridium Communications [1,2]	922,546	6,217,960

Total (Cost $8,154,083)		7,965,316

Miscellaneous [5] – 4.0%
Total (Cost $65,299,417)		74,153,103

TOTAL COMMON STOCKS
(Cost $1,577,627,637)		1,713,228,713

PREFERRED STOCK – 0.4%
Hovnanian Enterprises 7.25% Conv.
(Cost $4,500,639)	223,600	7,696,312

REPURCHASE AGREEMENT – 6.8%
Fixed Income Clearing Corporation,
0.10% dated 12/31/12, due 1/2/13,
maturity value $124,329,691 (collateralized
by obligations of various U.S. Government
Agencies, 0.875%-1.00% due 12/27/13-1/15/14,
valued at $126,817,910)
(Cost $124,329,000)		124,329,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 71

Schedules of Investments

Royce Opportunity Fund (continued)
VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.2%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0107%)
(Cost $77,870,030)	$77,870,030

TOTAL INVESTMENTS – 104.3%
(Cost $1,784,327,306)	1,923,124,055

LIABILITIES LESS CASH
AND OTHER ASSETS – (4.3)%	(79,257,861)

NET ASSETS – 100.0%	$1,843,866,194

Royce Special Equity Fund

	SHARES	VALUE
COMMON STOCKS – 89.4%

Consumer Discretionary – 22.9%
Auto Components - 2.8%
Dorman Products [3]	2,306,679	$81,518,036

Hotels, Restaurants & Leisure - 0.5%
Bowl America Cl. A [3]	342,575	4,282,187
Frisch’s Restaurants [3]	505,100	9,344,350

		13,626,537

Household Durables - 0.7%
CSS Industries [3]	974,100	21,323,049

Media - 5.6%
† Belo Corporation Ser. A	2,451,470	18,802,775
Meredith Corporation	2,194,450	75,598,802
† Scholastic Corporation [3]	2,400,207	70,950,119

		165,351,696

Specialty Retail - 13.3%
American Eagle Outfitters	4,944,200	101,405,542
Bed Bath & Beyond [2]	1,589,900	88,891,309
Buckle (The)	1,258,174	56,164,888
Children’s Place Retail Stores [2,3]	1,318,056	58,376,700
Finish Line (The) Cl. A [3]	4,462,000	84,465,660

		389,304,099

Total (Cost $548,160,635)		671,123,417

Consumer Staples – 6.1%
Beverages - 0.1%
National Beverage	274,600	4,006,414

Food & Staples Retailing - 2.0%
Arden Group Cl. A [3]	232,001	20,873,130
Weis Markets	994,008	38,935,293

		59,808,423

Food Products - 4.0%
J&J Snack Foods	669,021	42,777,203
Lancaster Colony	1,054,919	72,989,846

		115,767,049

Total (Cost $134,664,796)		179,581,886

Health Care – 6.3%
Health Care Equipment & Supplies - 2.5%
Atrion Corporation [3]	165,000	32,340,000
† Hill-Rom Holdings	1,448,400	41,279,400

		73,619,400

Life Sciences Tools & Services - 3.8%
Bio-Rad Laboratories Cl. A [1,2]	1,062,000	111,563,100

Total (Cost $154,592,171)		185,182,500

Industrials – 23.1%
Aerospace & Defense - 1.6%
National Presto Industries [3]	656,500	45,364,150

Commercial Services & Supplies - 3.7%
UniFirst Corporation [3]	1,469,012	107,707,960

Electrical Equipment - 9.2%
† Brady Corporation Cl. A	1,158,339	38,688,523

72 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Industrials (continued)
Electrical Equipment (continued)
† EnerSys [2]	2,284,700	$85,973,261
Hubbell Cl. B	1,090,781	92,312,796
Regal-Beloit	763,203	53,782,915

		270,757,495

Industrial Conglomerates - 1.5%
Standex International [3]	831,990	42,672,767

Machinery - 3.6%
Ampco-Pittsburgh [3]	987,000	19,720,260
Foster (L.B.) Company [3]	928,875	40,350,330
Hurco Companies [2,3]	435,179	10,009,117
Kaydon Corporation	1,190,000	28,476,700
† Sauer-Danfoss	154,100	8,224,317

		106,780,724

Trading Companies & Distributors - 3.5%
Applied Industrial Technologies [3]	2,430,400	102,101,104

Total (Cost $511,917,786)		675,384,200

Information Technology – 18.4%
Communications Equipment - 2.6%
Plantronics	2,077,278	76,589,240

Electronic Equipment, Instruments & Components - 10.5%
AVX Corporation	5,931,800	63,944,804
Littelfuse [3]	1,375,583	84,887,227
Molex Cl. A	4,695,015	104,792,735
Park Electrochemical [3]	2,011,012	51,743,338

		305,368,104

IT Services - 0.6%
Computer Services [4]	640,842	18,199,913

Semiconductors & Semiconductor Equipment - 4.7%
† Entegris [2]	3,448,997	31,661,792
Teradyne [2]	6,281,800	106,099,602

		137,761,394

Total (Cost $484,007,661)		537,918,651

Materials – 12.6%
Chemicals - 8.9%
Hawkins [3]	911,020	35,201,813
Minerals Technologies [3]	2,851,200	113,819,904
Schulman (A.) [3]	1,472,577	42,601,652
Stepan Company [3]	1,252,900	69,586,066

		261,209,435

Containers & Packaging - 1.0%
Sonoco Products	924,500	27,485,385

Metals & Mining - 0.1%
Central Steel & Wire [4]	4,246	2,824,652

Paper & Forest Products - 2.6%
Clearwater Paper [1,2,3]	1,956,000	76,596,960

Total (Cost $277,905,026)		368,116,432

TOTAL COMMON STOCKS
(Cost $2,111,248,075)		2,617,307,086

REPURCHASE AGREEMENT – 10.6%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $310,977,728 (collateralized by obligations of various U.S. Government Agencies, 0.17%-4.50% due 12/26/13-1/15/14, valued at $317,195,933) (Cost $310,976,000)	$310,976,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.0%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0107%) (Cost $18,600)	18,600

TOTAL INVESTMENTS – 100.0%
(Cost $2,422,242,675)	2,928,301,686

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.0)%	(153,040)

NET ASSETS – 100.0%	$2,928,148,646

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 73

Schedules of Investments

Royce Value Fund

	SHARES	VALUE
COMMON STOCKS – 98.8%

Consumer Discretionary – 19.8%
Automobiles - 1.7%
Thor Industries	606,540	$22,702,792

Specialty Retail - 15.7%
American Eagle Outfitters	873,765	17,920,920
Ascena Retail Group [2]	1,984,734	36,697,732
Buckle (The)	784,620	35,025,437
GameStop Corporation Cl. A	2,338,026	58,661,072
Guess?	1,064,932	26,133,431
Jos. A. Bank Clothiers [2]	803,861	34,228,402

		208,666,994

Textiles, Apparel & Luxury Goods - 2.4%
† Deckers Outdoor [1,2]	314,857	12,679,291
Steven Madden [2]	399,199	16,874,142
† Vera Bradley [1,2]	105,200	2,640,520

		32,193,953

Total (Cost $220,990,909)		263,563,739

Consumer Staples – 1.4%
Food Products - 0.4%
Hormel Foods	152,088	4,746,666

Personal Products - 1.0%
Nu Skin Enterprises Cl. A	379,300	14,053,065

Total (Cost $18,789,162)		18,799,731

Energy – 12.2%
Energy Equipment & Services - 11.9%
Helmerich & Payne	672,956	37,692,266
Oil States International [2]	538,623	38,533,089
Trican Well Service	1,925,500	25,397,166
Unit Corporation [2]	1,273,859	57,387,348

		159,009,869

Oil, Gas & Consumable Fuels - 0.3%
Cimarex Energy	59,392	3,428,700

Total (Cost $160,158,040)		162,438,569

Financials – 14.0%
Capital Markets - 7.5%
Affiliated Managers Group [2]	79,418	10,336,253
Ashmore Group	5,411,900	31,293,331
Federated Investors Cl. B	1,596,826	32,303,790
Partners Group Holding	55,000	12,703,432
Value Partners Group	20,000,000	13,425,810

		100,062,616

Insurance - 5.5%
Allied World Assurance Company
Holdings	188,671	14,867,275
Aspen Insurance Holdings	325,597	10,445,152
PartnerRe	86,989	7,001,745
Reinsurance Group of America	762,145	40,790,000

		73,104,172

Thrifts & Mortgage Finance - 1.0%
† Genworth MI Canada	544,600	12,368,065

Total (Cost $163,603,268)		185,534,853

Health Care – 5.0%
Health Care Providers & Services - 5.0%
Chemed Corporation	519,683	35,645,057
Magellan Health Services [2]	222,435	10,899,315
MEDNAX [2]	245,464	19,519,297

Total (Cost $50,700,558)		66,063,669

Industrials – 10.1%
Aerospace & Defense - 0.6%
† Cubic Corporation	160,474	7,697,938

Building Products - 0.8%
Simpson Manufacturing	327,200	10,728,888

Construction & Engineering - 1.3%
Jacobs Engineering Group [2]	407,500	17,347,275

Electrical Equipment - 1.0%
GrafTech International [2]	1,420,125	13,334,974

Machinery - 4.9%
Gardner Denver	146,375	10,026,687
Kennametal	796,714	31,868,560
Lincoln Electric Holdings	491,066	23,905,093

		65,800,340

Trading Companies & Distributors - 1.5%
Applied Industrial Technologies	475,990	19,996,340

Total (Cost $113,356,032)		134,905,755

Information Technology – 16.6%
Communications Equipment - 3.4%
NETGEAR [2]	631,438	24,891,286
Plantronics	561,733	20,711,096

		45,602,382

Electronic Equipment, Instruments & Components - 3.2%
Littelfuse	195,158	12,043,200
Molex Cl. A	703,568	15,703,638
† Vishay Intertechnology [2]	1,385,960	14,732,755

		42,479,593

IT Services - 2.1%
ManTech International Cl. A	1,078,224	27,969,130

Office Electronics - 0.3%
Zebra Technologies Cl. A [2]	94,560	3,714,317

Semiconductors & Semiconductor Equipment - 6.6%
Cabot Microelectronics	138,550	4,919,911
Lam Research [2]	153,200	5,535,116
MKS Instruments	894,404	23,057,735
Teradyne [2]	2,776,227	46,890,474
Veeco Instruments [1,2]	266,500	7,867,080

		88,270,316

74 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Information Technology (continued)
Software - 1.0%
† SimCorp	56,500	$12,647,643

Total (Cost $224,041,246)		220,683,381

Materials – 17.9%
Chemicals - 4.1%
LSB Industries [2]	558,713	19,789,614
Westlake Chemical	430,370	34,128,341

		53,917,955

Metals & Mining - 13.8%
Allied Nevada Gold [2]	863,000	26,002,190
Hochschild Mining	1,680,000	13,053,688
Major Drilling Group International	2,420,300	23,845,321
Pan American Silver	1,275,430	23,888,804
Reliance Steel & Aluminum	713,600	44,314,560
Schnitzer Steel Industries Cl. A	676,100	20,506,113
Seabridge Gold [2]	956,000	17,179,320
Silver Standard Resources [2]	1,031,101	15,353,094

		184,143,090

Total (Cost $234,010,078)		238,061,045

Miscellaneous [5] – 1.8%
Total (Cost $24,389,726)		24,569,095

TOTAL COMMON STOCKS
(Cost $1,210,039,019)		1,314,619,837

REPURCHASE AGREEMENT – 1.4%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $18,001,100 (collateralized by obligations of various U.S. Government Agencies, 0.17% due 12/26/13, valued at $18,362,019) (Cost $18,001,000)		18,001,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.6%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0107%) (Cost $21,218,911)		21,218,911

TOTAL INVESTMENTS – 101.8%
(Cost $1,249,258,930)		1,353,839,748

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.8)%		(23,839,827)

NET ASSETS – 100.0%		$1,329,999,921

Royce Value Plus Fund

	SHARES	VALUE
COMMON STOCKS – 99.2%

Consumer Discretionary – 8.5%
Hotels, Restaurants & Leisure - 1.2%
Buffalo Wild Wings [2]	162,900	$11,862,378
Cosi [1,2,3]	6,833,770	5,316,673

		17,179,051

Household Durables - 0.4%
† iRobot Corporation [2]	324,000	6,071,760

Internet & Catalog Retail - 0.7%
† HomeAway [1,2]	440,500	9,691,000

Multiline Retail - 0.8%
Dollar Tree [2]	297,000	12,046,320

Specialty Retail - 2.7%
† Lumber Liquidators Holdings [1,2]	177,000	9,350,910
Monro Muffler Brake	200,000	6,994,000
Tractor Supply	160,000	14,137,600
† Zumiez [1,2]	442,000	8,579,220

		39,061,730

Textiles, Apparel & Luxury Goods - 2.7%
Carter’s [2]	370,200	20,601,630
Gildan Activewear	489,342	17,900,130

		38,501,760

Total (Cost $107,687,636)		122,551,621

Consumer Staples – 1.1%
Food & Staples Retailing - 0.5%
United Natural Foods [2]	140,517	7,530,306

Food Products - 0.6%
Snyder’s-Lance	330,000	7,956,300

Total (Cost $13,603,557)		15,486,606

Energy – 3.5%
Energy Equipment & Services - 2.0%
Helmerich & Payne	88,000	4,928,880
Pason Systems	668,000	11,517,241
Trican Well Service	476,800	6,288,948
Unit Corporation [2]	127,400	5,739,370

		28,474,439

Oil, Gas & Consumable Fuels - 1.5%
EPL Oil & Gas [2]	695,160	15,675,858
Sprott Resource	1,515,000	6,625,364

		22,301,222

Total (Cost $39,333,369)		50,775,661

Financials – 16.4%
Capital Markets - 8.3%
Affiliated Managers Group [2]	168,000	21,865,200
Ashmore Group	2,180,000	12,605,455
Northern Trust	383,000	19,211,280
Partners Group Holding	65,000	15,013,147
Raymond James Financial	553,000	21,307,090
Sprott	1,851,000	7,369,016
Value Partners Group	18,128,500	12,169,490

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 75

Schedules of Investments

Royce Value Plus Fund (continued)
	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
Waddell & Reed Financial Cl. A	272,000	$9,471,040

		119,011,718

Commercial Banks - 4.3%
Associated Banc-Corp	1,045,000	13,710,400
Columbia Banking System	354,500	6,359,730
Enterprise Financial Services	765,800	10,009,006
Fifth Third Bancorp	1,176,800	17,875,592
Umpqua Holdings	1,162,300	13,703,517

		61,658,245

Consumer Finance - 1.3%
† Netspend Holdings [1,2]	1,603,600	18,954,552

Diversified Financial Services - 1.1%
PICO Holdings [2]	737,222	14,943,490

Thrifts & Mortgage Finance - 1.4%
Berkshire Hills Bancorp	856,700	20,440,862

Total (Cost $215,463,362)		235,008,867

Health Care – 9.8%
Biotechnology - 2.9%
† Celldex Therapeutics [1,2]	300,000	2,013,000
Cubist Pharmaceuticals [2]	186,000	7,823,160
Myriad Genetics [2]	970,000	26,432,500
Rigel Pharmaceuticals [2]	795,900	5,173,350

		41,442,010

Health Care Equipment & Supplies - 2.3%
Cerus Corporation [1,2,3]	2,884,500	9,115,020
† Globus Medical [1,2]	756,677	7,937,541
Thoratec Corporation [2]	421,600	15,818,432

		32,870,993

Health Care Providers & Services - 0.8%
Healthways [2]	1,079,000	11,545,300

Life Sciences Tools & Services - 1.5%
PerkinElmer	573,000	18,187,020
† Sequenom [1,2]	831,000	3,922,320

		22,109,340

Pharmaceuticals - 2.3%
† Medicines Company (The) [2]	598,000	14,334,060
UCB	313,000	18,006,601

		32,340,661

Total (Cost $126,832,966)		140,308,304

Industrials – 20.2%
Aerospace & Defense - 0.1%
AeroVironment [2]	72,000	1,565,280

Building Products - 2.9%
† Apogee Enterprises	764,766	18,331,441
Quanex Building Products	1,134,533	23,155,819

		41,487,260

Commercial Services & Supplies - 2.6%
† Heritage-Crystal Clean [1,2]	749,528	11,250,415
Ritchie Bros. Auctioneers	377,600	7,888,064
Commercial Services & Supplies (continued)
UniFirst Corporation	249,400	18,286,008

		37,424,487

Construction & Engineering - 2.1%
MYR Group [2]	501,608	11,160,778
Quanta Services [2]	693,000	18,911,970

		30,072,748

Electrical Equipment - 1.2%
Acuity Brands	258,095	17,480,774

Industrial Conglomerates - 1.4%
Carlisle Companies	336,900	19,796,244

Machinery - 3.6%
Chart Industries [2]	112,000	7,467,040
Tennant Company	179,437	7,886,256
Valmont Industries	141,400	19,308,170
† Wabtec Corporation	194,232	17,003,070

		51,664,536

Professional Services - 1.9%
Robert Half International	559,800	17,812,836
† WageWorks [2]	488,665	8,698,237

		26,511,073

Road & Rail - 2.1%
Celadon Group	989,800	17,885,686
Knight Transportation	461,100	6,745,893
Werner Enterprises	264,000	5,720,880

		30,352,459

Trading Companies & Distributors - 2.3%
Grainger (W.W.)	74,600	15,096,802
Watsco	235,100	17,608,990

		32,705,792

Total (Cost $216,627,439)		289,060,653

Information Technology – 21.9%
Communications Equipment - 2.3%
EXFO [2]	1,967,500	10,329,375
Infinera Corporation [1,2]	1,568,833	9,114,920
NETGEAR [2]	360,820	14,223,524

		33,667,819

Computers & Peripherals - 0.8%
† Immersion Corporation [2,3]	1,578,109	10,841,609

Electronic Equipment, Instruments & Components - 6.2%
FARO Technologies [2]	509,323	18,172,645
FLIR Systems	276,000	6,157,560
IPG Photonics [1]	433,732	28,908,238
Littelfuse	172,744	10,660,032
Mercury Systems [2]	1,033,749	9,510,491
Rogers Corporation [2]	304,543	15,123,605

		88,532,571

Internet Software & Services - 1.4%
Bankrate [1,2]	1,668,727	20,775,651

IT Services - 2.2%
† CoreLogic [2]	395,929	10,658,409

76 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Information Technology (continued)
IT Services (continued)
† Genpact	1,302,000	$20,181,000

		30,839,409

Semiconductors & Semiconductor Equipment - 7.5%
Analog Devices	307,000	12,912,420
Cree [1,2]	312,000	10,601,760
International Rectifier [2]	750,048	13,298,351
Lattice Semiconductor [2]	2,430,700	9,698,493
LSI Corporation [1,2]	2,742,000	19,413,360
Micrel	1,265,901	12,026,060
Teradyne [2]	982,000	16,585,980
Ultratech [2]	357,041	13,317,629

		107,854,053

Software - 1.5%
† Parametric Technology [2]	595,000	13,393,450
† Splunk [1,2]	277,304	8,047,362

		21,440,812

Total (Cost $269,362,947)		313,951,924

Materials – 13.0%
Chemicals - 1.2%
Westlake Chemical	223,091	17,691,116

Construction Materials - 1.6%
† Eagle Materials	385,000	22,522,500

Metals & Mining - 10.2%
Alamos Gold	880,600	15,448,347
Allied Nevada Gold [2]	220,400	6,640,652
Detour Gold [2]	418,000	10,459,455
Globe Specialty Metals	554,300	7,621,625
Hochschild Mining	1,213,000	9,425,074
Horsehead Holding Corporation [2]	1,441,353	14,716,214
Major Drilling Group International	888,000	8,748,769
McEwen Mining [1,2]	1,875,000	7,181,250
Pretium Resources [2]	675,600	8,922,415
Reliance Steel & Aluminum	311,100	19,319,310
Tahoe Resources [2]	459,000	8,398,311
Worthington Industries	1,108,966	28,822,026

		145,703,448

Total (Cost $154,569,440)		185,917,064

Miscellaneous [5] – 4.8%
Total (Cost $69,326,364)		68,272,577

TOTAL COMMON STOCKS
(Cost $1,212,807,080)		1,421,333,277

REPURCHASE AGREEMENT – 0.5%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $6,710,037 (collateralized by obligations of various U.S. Government Agencies, 0.75% due 8/15/13, valued at $6,844,628) (Cost $6,710,000)		6,710,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 7.9%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0107%) (Cost $113,429,210)		$113,429,210

TOTAL INVESTMENTS – 107.6%
(Cost $1,332,946,290)		1,541,472,487

LIABILITIES LESS CASH
AND OTHER ASSETS – (7.6)%		(108,824,776)

NET ASSETS – 100.0%		$1,432,647,711

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 77

Schedules of Investments

Royce 100 Fund

	SHARES	VALUE
COMMON STOCKS – 97.8%

Consumer Discretionary – 11.2%
Auto Components - 1.6%
Drew Industries	96,956	$3,126,831
Gentex Corporation	80,200	1,509,364

		4,636,195

Distributors - 1.0%
LKQ Corporation [2]	136,000	2,869,600

Diversified Consumer Services - 0.8%
Sotheby’s	70,800	2,380,296

Household Durables - 5.3%
Ethan Allen Interiors	108,100	2,779,251
Harman International Industries	99,600	4,446,144
Mohawk Industries [2]	53,215	4,814,361
NVR [2]	3,800	3,496,000

		15,535,756

Media - 0.6%
Morningstar	30,772	1,933,405

Specialty Retail - 1.3%
Ascena Retail Group [2]	202,000	3,734,980

Textiles, Apparel & Luxury Goods - 0.6%
Columbia Sportswear	34,100	1,819,576

Total (Cost $21,226,974)		32,909,808

Consumer Staples – 2.2%
Food Products - 2.2%
Darling International [2]	212,800	3,413,312
Sanderson Farms	62,700	2,981,385

Total (Cost $4,973,309)		6,394,697

Energy – 10.9%
Energy Equipment & Services - 10.9%
Ensign Energy Services	201,500	3,113,557
Helmerich & Payne	103,125	5,776,031
Oil States International [2]	57,500	4,113,550
Pason Systems	270,300	4,660,345
SEACOR Holdings	41,500	3,477,700
ShawCor Cl. A	109,900	4,307,833
Trican Well Service	265,200	3,497,963
Unit Corporation [2]	73,200	3,297,660

Total (Cost $21,302,062)		32,244,639

Financials – 10.0%
Capital Markets - 10.0%
Affiliated Managers Group [2]	43,497	5,661,134
AllianceBernstein Holding L.P.	235,569	4,105,968
Federated Investors Cl. B	231,700	4,687,291
KKR & Co. L.P.	145,000	2,208,350
Lazard Cl. A	162,300	4,843,032
SEI Investments	193,700	4,520,958
Waddell & Reed Financial Cl. A	102,400	3,565,568

Total (Cost $27,167,108)		29,592,301

Health Care – 3.6%
Biotechnology - 0.6%
Myriad Genetics [2]	62,500	1,703,125

Life Sciences Tools & Services - 3.0%
Bio-Rad Laboratories Cl. A [2]	29,500	3,098,975
PerkinElmer	187,900	5,963,946

		9,062,921

Total (Cost $8,289,155)		10,766,046

Industrials – 26.8%
Aerospace & Defense - 1.0%
HEICO Corporation Cl. A	95,740	3,061,765

Air Freight & Logistics - 2.6%
Forward Air	129,800	4,544,298
UTi Worldwide	238,900	3,201,260

		7,745,558

Building Products - 1.0%
Simpson Manufacturing	87,500	2,869,125

Construction & Engineering - 4.0%
EMCOR Group	56,500	1,955,465
Jacobs Engineering Group [2]	105,000	4,469,850
KBR	175,400	5,247,968

		11,673,283

Electrical Equipment - 2.9%
AZZ	82,500	3,170,475
GrafTech International [2]	392,000	3,680,880
Regal-Beloit	25,500	1,796,985

		8,648,340

Industrial Conglomerates - 0.2%
Raven Industries	19,200	506,112

Machinery - 6.3%
Kaydon Corporation	134,500	3,218,585
Kennametal	154,100	6,164,000
Lincoln Electric Holdings	60,000	2,920,800
Valmont Industries	35,500	4,847,525
Wabtec Corporation	16,700	1,461,918

		18,612,828

Professional Services - 5.8%
Advisory Board (The) [2]	51,582	2,413,522
CRA International [2]	152,313	3,011,228
ManpowerGroup	90,266	3,830,889
Robert Half International	95,000	3,022,900
Towers Watson & Company Cl. A	43,500	2,445,135
Verisk Analytics Cl. A [2]	47,500	2,422,500

		17,146,174

Trading Companies & Distributors - 3.0%
† Air Lease Cl. A [2]	106,100	2,281,150
Applied Industrial Technologies	99,300	4,171,593
MSC Industrial Direct Cl. A	33,300	2,510,154

		8,962,897

Total (Cost $61,359,205)		79,226,082

78 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Information Technology – 18.9%
Communications Equipment - 1.0%
ADTRAN	155,800	$3,044,332

Computers & Peripherals - 0.7%
Diebold	66,900	2,047,809

Electronic Equipment, Instruments & Components - 10.7%
Coherent	74,700	3,781,314
Dolby Laboratories Cl. A [1]	70,000	2,053,100
DTS [2]	150,600	2,515,020
FARO Technologies [2]	93,887	3,349,888
FLIR Systems	143,900	3,210,409
IPG Photonics [1]	45,086	3,004,982
Littelfuse	45,000	2,776,950
National Instruments	193,200	4,986,492
Plexus Corporation [2]	113,400	2,925,720
Rofin-Sinar Technologies [2]	137,500	2,981,000

		31,584,875

IT Services - 1.2%
Sapient Corporation [2]	329,400	3,478,464

Office Electronics - 1.0%
Zebra Technologies Cl. A [2]	72,100	2,832,088

Semiconductors & Semiconductor Equipment - 2.2%
Cabot Microelectronics	71,800	2,549,618
Diodes [2]	125,000	2,168,750
International Rectifier [2]	107,000	1,897,110

		6,615,478

Software - 2.1%
ANSYS [2]	63,500	4,276,090
Blackbaud	78,900	1,801,287

		6,077,377

Total (Cost $51,320,418)		55,680,423

Materials – 10.0%
Chemicals - 1.2%
Intrepid Potash	167,000	3,555,430

Containers & Packaging - 1.4%
Greif Cl. A	95,300	4,240,850

Metals & Mining - 7.4%
Fresnillo	136,500	4,235,433
Major Drilling Group International	340,500	3,354,680
Randgold Resources ADR	12,500	1,240,625
Reliance Steel & Aluminum	100,000	6,210,000
Schnitzer Steel Industries Cl. A	57,600	1,747,008
Sims Metal Management ADR	235,617	2,323,183
Steel Dynamics	185,500	2,546,915

		21,657,844

Total (Cost $26,267,916)		29,454,124

Miscellaneous [5] – 4.2%
Total (Cost $11,479,720)		12,447,121

TOTAL COMMON STOCKS
(Cost $233,385,867)		288,715,241

REPURCHASE AGREEMENT – 2.8%
Fixed Income Clearing Corporation,
0.10% dated 12/31/12, due 1/2/13,
maturity value $8,356,046 (collateralized
by obligations of various U.S. Government
Agencies, 0.75% due 8/15/13, valued at $8,525,589)
(Cost $8,356,000)	8,356,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.2%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0107%)
(Cost $3,483,733)	3,483,733

TOTAL INVESTMENTS – 101.8%
(Cost $245,225,600)	300,554,974

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.8)%	(5,377,568)

NET ASSETS – 100.0%	$295,177,406

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 79

Schedules of Investments

Royce Dividend Value Fund

	SHARES	VALUE
COMMON STOCKS – 97.4%

Consumer Discretionary – 11.7%
Auto Components - 0.6%
Autoliv	33,300	$2,244,087
Tianneng Power International	324,000	210,697
Xinyi Glass Holdings	130,000	81,837

		2,536,621

Distributors - 0.1%
Weyco Group	11,600	270,976

Diversified Consumer Services - 0.6%
Benesse Holdings	4,000	165,793
Regis Corporation	127,800	2,162,376

		2,328,169

Hotels, Restaurants & Leisure - 0.1%
Abu Dhabi National Hotels	642,000	314,620

Household Durables - 1.2%
Ethan Allen Interiors	49,000	1,259,790
Harman International Industries	54,400	2,428,416
Hunter Douglas	27,600	1,072,394

		4,760,600

Internet & Catalog Retail - 0.2%
PetMed Express	56,000	621,600

Media - 0.4%
Value Line	169,000	1,515,930
World Wrestling Entertainment Cl. A	24,231	191,183

		1,707,113

Specialty Retail - 6.7%
American Eagle Outfitters	136,900	2,807,819
Ascena Retail Group [2]	216,184	3,997,242
Buckle (The)	85,601	3,821,229
Cato Corporation (The) Cl. A	40,310	1,105,703
Fielmann	3,200	308,337
GameStop Corporation Cl. A	129,300	3,244,137
Guess?	116,900	2,868,726
Jos. A. Bank Clothiers [1,2]	84,549	3,600,096
Lewis Group	41,000	334,436
Tiffany & Co.	60,500	3,469,070
USS	7,000	725,582
Williams-Sonoma	5,100	223,227

		26,505,604

Textiles, Apparel & Luxury Goods - 1.8%
Barry (R.G.)	12,775	181,022
Marimekko	22,500	425,045
† Pandora [1]	240,000	5,288,358
Stella International Holdings	314,000	851,194
† Vera Bradley [1,2]	11,500	288,650

		7,034,269

Total (Cost $42,334,350)		46,079,572

Consumer Staples – 2.9%
Food & Staples Retailing - 0.7%
FamilyMart	15,850	652,452
Village Super Market Cl. A	59,269	1,947,579

		2,600,031

Food Products - 1.5%
Hormel Foods	120,476	3,760,056
Industrias Bachoco ADR	6,100	170,312
J&J Snack Foods	10,300	658,582
Lancaster Colony	5,600	387,464
Lindt & Spruengli	4	150,951
Sanderson Farms	1,300	61,815
Super Group	346,000	921,015

		6,110,195

Personal Products - 0.7%
Inter Parfums	29,319	570,548
Nu Skin Enterprises Cl. A	62,645	2,320,997

		2,891,545

Total (Cost $10,476,561)		11,601,771

Energy – 4.9%
Energy Equipment & Services - 4.4%
Ensco Cl. A	58,100	3,444,168
Ensign Energy Services	25,300	390,933
Helmerich & Payne	92,154	5,161,546
Lufkin Industries	7,400	430,162
Oil States International [2]	58,300	4,170,782
TGS-NOPEC Geophysical	18,500	606,250
Tidewater	70,500	3,149,940

		17,353,781

Oil, Gas & Consumable Fuels - 0.5%
Cimarex Energy	5,700	329,061
Energen Corporation	9,150	412,574
Golar LNG	10,700	393,546
Natural Resource Partners L.P.	37,500	695,250
Pioneer Southwest Energy Partners L.P.	1,713	38,885

		1,869,316

Total (Cost $17,164,500)		19,223,097

Financials – 28.2%
Capital Markets - 15.9%
AllianceBernstein Holding L.P.	242,600	4,228,518
Apollo Global Management LLC Cl. A	163,800	2,843,568
Artio Global Investors Cl. A	216,200	410,780
Ashmore Group	464,250	2,684,441
Close Brothers Group	18,000	252,756
† Coronation Fund Managers	760,000	3,560,723
Egyptian Financial Group-Hermes Holding
Company [2]	132,500	229,583
Federated Investors Cl. B	205,700	4,161,311
Fortress Investment Group LLC Cl. A	50,000	219,500
Gluskin Sheff + Associates	32,200	484,602
Invesco	148,200	3,866,538
Investec	80,000	544,882
Jupiter Fund Management	550,000	2,552,756
KKR & Co. L.P.	293,200	4,465,436
Lazard Cl. A	134,600	4,016,464
Manning & Napier	307,500	3,874,500

80 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
Och-Ziff Capital Management Group LLC Cl. A	108,100	$1,026,950
Oppenheimer Holdings Cl. A	121,512	2,098,512
Partners Group Holding	500	115,486
Raymond James Financial	7,800	300,534
SEI Investments	193,300	4,511,622
Sprott	420,000	1,672,062
† State Street	71,100	3,342,411
T. Rowe Price Group	42,000	2,735,460
U.S. Global Investors Cl. A	588,380	2,359,404
Value Partners Group	1,225,000	822,331
VZ Holding	8,300	1,046,876
Waddell & Reed Financial Cl. A	67,510	2,350,698
Westwood Holdings Group	49,173	2,011,176

		62,789,880

Commercial Banks - 2.2%
Ames National	22,064	483,202
Bank of Hawaii	63,400	2,792,770
BLOM Bank GDR	63,000	497,700
BOK Financial	30,400	1,655,584
City Holding Company	52,865	1,842,345
First Republic Bank	43,100	1,412,818

		8,684,419

Diversified Financial Services - 2.7%
Bolsa Mexicana de Valores	674,900	1,702,091
Hellenic Exchanges	158,000	910,416
KKR Financial Holdings LLC	228,350	2,411,376
† Moody’s Corporation	64,900	3,265,768
Singapore Exchange	140,000	811,635
Warsaw Stock Exchange	135,400	1,702,573

		10,803,859

Insurance - 5.3%
Allied World Assurance Company Holdings	30,598	2,411,122
Aspen Insurance Holdings	25,324	812,394
Brown & Brown	13,400	341,164
Cincinnati Financial	46,700	1,828,772
Erie Indemnity Cl. A	24,200	1,675,124
HCC Insurance Holdings	16,500	613,965
Marsh & McLennan	85,900	2,960,973
Montpelier Re Holdings	16,195	370,218
PartnerRe	21,206	1,706,871
Reinsurance Group of America	78,842	4,219,624
United Fire Group	11,900	259,896
Willis Group Holdings	110,700	3,711,771

		20,911,894

Real Estate Investment Trusts (REITs) - 1.0%
CommonWealth REIT	6,250	99,000
Cousins Properties	40,010	334,083
DCT Industrial Trust	98,400	638,616
Essex Property Trust	8,000	1,173,200
Lexington Realty Trust	58,706	613,478
National Health Investors	19,300	1,091,029

		3,949,406

Real Estate Management & Development - 0.4%
Kennedy-Wilson Holdings	98,600	1,378,428

Thrifts & Mortgage Finance - 0.7%
Capitol Federal Financial	27,000	315,630
Genworth MI Canada	63,318	1,437,975
TrustCo Bank Corp NY	164,710	869,669

		2,623,274

Total (Cost $102,016,872)		111,141,160

Health Care – 4.3%
Health Care Equipment & Supplies - 0.7%
Atrion Corporation	13,200	2,587,200
Carl Zeiss Meditec	9,500	272,941

		2,860,141

Health Care Providers & Services - 3.2%
Chemed Corporation	58,158	3,989,057
Landauer	53,000	3,244,130
MEDNAX [2]	21,800	1,733,536
OdontoPrev	38,400	202,883
Owens & Minor	114,600	3,267,246

		12,436,852

Pharmaceuticals - 0.4%
Adcock Ingram Holdings	48,900	311,509
Hikma Pharmaceuticals	11,000	137,667
Recordati	57,500	526,817
Santen Pharmaceutical	18,100	692,987

		1,668,980

Total (Cost $15,895,486)		16,965,973

Industrials – 21.8%
Aerospace & Defense - 1.6%
American Science & Engineering	49,545	3,230,829
Cubic Corporation	45,416	2,178,606
HEICO Corporation Cl. A	28,906	924,414

		6,333,849

Air Freight & Logistics - 0.8%
Forward Air	88,000	3,080,880
UTi Worldwide	16,700	223,780

		3,304,660

Building Products - 1.3%
AAON	78,350	1,635,164
Geberit	1,000	221,378
Insteel Industries	72,000	898,560
Simpson Manufacturing	57,600	1,888,704
TOTO	74,000	555,859
WaterFurnace Renewable Energy	6,000	87,102

		5,286,767

Commercial Services & Supplies - 1.8%
Brink’s Company (The)	108,500	3,095,505
CompX International Cl. A	25,800	359,394
Interface	8,000	128,640
Mine Safety Appliances	35,000	1,494,850
Ritchie Bros. Auctioneers	48,900	1,021,521
Societe BIC	6,600	787,878

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 81

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE
Industrials (continued)
Commercial Services & Supplies (continued)
US Ecology	7,700	$181,258

		7,069,046

Construction & Engineering - 0.6%
† KBR	75,000	2,244,000
Raubex Group	135,000	270,019

		2,514,019

Electrical Equipment - 3.0%
AZZ	92,800	3,566,304
Brady Corporation Cl. A	54,300	1,813,620
Franklin Electric	6,000	373,020
Hubbell Cl. B	51,400	4,349,982
Preformed Line Products	13,100	778,402
Regal-Beloit	11,400	803,358

		11,684,686

Machinery - 8.7%
Burckhardt Compression Holding	3,600	1,180,738
CLARCOR	53,200	2,541,896
Donaldson Company	101,000	3,316,840
Flowserve Corporation	7,900	1,159,720
Foster (L.B.) Company	55,300	2,402,232
Graco	64,000	3,295,360
Kennametal	158,808	6,352,320
Lincoln Electric Holdings	56,400	2,745,552
Lindsay Corporation	32,800	2,627,936
Nordson Corporation	15,400	972,048
Pfeiffer Vacuum Technology	13,500	1,634,713
Rational	1,000	287,999
Semperit AG Holding	5,000	206,079
Spirax-Sarco Engineering	36,500	1,372,291
Tennant Company	18,400	808,680
Valmont Industries	23,700	3,236,235

		34,140,639

Professional Services - 1.7%
Corporate Executive Board	3,900	185,094
Kelly Services Cl. A	39,200	617,008
ManpowerGroup	72,800	3,089,632
Michael Page International	36,000	232,512
Towers Watson & Company Cl. A	46,100	2,591,281

		6,715,527

Road & Rail - 1.0%
Arkansas Best	49,600	473,680
Landstar System	66,300	3,478,098

		3,951,778

Trading Companies & Distributors - 1.3%
Applied Industrial Technologies	95,506	4,012,207
Houston Wire & Cable	79,700	977,919

		4,990,126

Transportation Infrastructure - 0.0%
Grupo Aeroportuario del Centro Norte ADR	7,342	159,688

Total (Cost $69,944,361)		86,150,785

Information Technology – 7.8%
Communications Equipment - 0.6%
ADTRAN	3,300	64,482
Plantronics	67,908	2,503,768

		2,568,250

Computers & Peripherals - 0.1%
Diebold	13,800	422,418

Electronic Equipment, Instruments & Components - 5.9%
Amphenol Corporation Cl. A	47,100	3,047,370
AVX Corporation	142,300	1,533,994
Cognex Corporation	10,000	368,200
Domino Printing Sciences	36,000	341,871
Electro Rent	15,900	244,542
FLIR Systems	142,900	3,188,099
Littelfuse	48,402	2,986,887
Molex	91,000	2,487,030
Molex Cl. A	78,518	1,752,522
MTS Systems	50,293	2,561,423
National Instruments	145,400	3,752,774
Vaisala Cl. A	41,000	861,199

		23,125,911

IT Services - 0.7%
CoreLogic [2]	9,300	250,356
Jack Henry & Associates	32,300	1,268,098
ManTech International Cl. A	45,736	1,186,392

		2,704,846

Semiconductors & Semiconductor Equipment - 0.5%
Aixtron ADR	15,000	179,250
Teradyne [2]	112,000	1,891,680

		2,070,930

Total (Cost $29,168,738)		30,892,355

Materials – 11.3%
Chemicals - 2.8%
Balchem Corporation	50,150	1,825,460
Cabot Corporation	6,500	258,635
International Flavors & Fragrances	27,100	1,803,234
Quaker Chemical	57,600	3,102,336
Stepan Company	60,600	3,365,724
Victrex	7,500	202,410
Westlake Chemical	4,300	340,990

		10,898,789

Containers & Packaging - 1.8%
AptarGroup	68,300	3,259,276
Greif Cl. A	84,800	3,773,600

		7,032,876

Metals & Mining - 6.7%
Allegheny Technologies	13,000	394,680
Commercial Metals	18,700	277,882
Compass Minerals International	37,600	2,809,096
Fresnillo	81,800	2,538,157
† Gold Fields ADR	269,400	3,364,806
Kingsgate Consolidated	33,000	154,709
Major Drilling Group International	88,000	866,995
† Pan American Silver	157,100	2,942,483

82 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Randgold Resources ADR	36,300	$3,602,775
Reliance Steel & Aluminum	62,347	3,871,749
Schnitzer Steel Industries Cl. A	12,400	376,092
Sims Metal Management ADR	240,000	2,366,400
Steel Dynamics	21,000	288,330
Worthington Industries	103,800	2,697,762

		26,551,916

Total (Cost $41,400,295)		44,483,581

Telecommunication Services – 0.0%
Diversified Telecommunication Services - 0.0%
Citic Telecom International Holdings	551,000	150,826

Total (Cost $163,939)		150,826

Miscellaneous [5] – 4.5%
Total (Cost $16,215,367)		17,952,039

TOTAL COMMON STOCKS
(Cost $344,780,469)		384,641,159

REPURCHASE AGREEMENT – 3.6%
Fixed Income Clearing Corporation,
0.10% dated 12/31/12, due 1/2/13,
maturity value $14,092,078 (collateralized
by obligations of various U.S. Government
Agencies, 0.75% due 8/15/13, valued at
$14,378,752)
(Cost $14,092,000)		14,092,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.5%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0107%)
(Cost $2,015,454)		2,015,454

TOTAL INVESTMENTS – 101.5%
(Cost $360,887,923)		400,748,613

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.5)%		(6,025,743)

NET ASSETS – 100.0%		$394,722,870

Royce Global Value Fund
	SHARES	VALUE
COMMON STOCKS – 95.7%

Australia – 2.3%
CGA Mining [2]	1,296,500	$3,427,963
Medusa Mining	600,000	3,460,756

Total (Cost $8,094,230)		6,888,719

Austria – 6.0%
Mayr-Melnhof Karton	83,000	8,903,512
Semperit AG Holding	221,844	9,143,496

Total (Cost $21,950,625)		18,047,008

Belgium – 2.2%
GIMV	47,950	2,411,109
Sipef	54,259	4,250,471

Total (Cost $7,914,898)		6,661,580

Brazil – 1.4%
† Brasil Brokers Participacoes	750,000	2,514,254
† Eternit	400,000	1,595,322

Total (Cost $4,158,483)		4,109,576

Canada – 9.3%
Major Drilling Group International	464,500	4,576,355
Pan American Silver	274,000	5,132,020
Pason Systems	400,000	6,896,552
Sprott	954,000	3,797,969
Trican Well Service	565,400	7,457,573

Total (Cost $39,384,269)		27,860,469

China – 1.9%
† Daphne International Holdings	1,700,000	2,354,924
E-House China Holdings ADR	829,886	3,402,533

Total (Cost $10,964,813)		5,757,457

Denmark – 1.5%
† SimCorp	20,000	4,477,042

Total (Cost $3,540,758)		4,477,042

France – 2.0%
Boiron	69,422	2,394,834
Societe Internationale de Plantations d’Heveas	44,900	3,678,248

Total (Cost $7,603,742)		6,073,082

Germany – 3.7%
Carl Zeiss Meditec	159,300	4,576,785
Fuchs Petrolub	39,900	2,793,768
Pfeiffer Vacuum Technology	30,800	3,729,566

Total (Cost $8,951,076)		11,100,119

Hong Kong – 4.3%
Asian Citrus Holdings	4,000,000	1,903,002
Luk Fook Holdings (International) [1]	1,400,000	4,492,711

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 83

Schedules of Investments

Royce Global Value Fund (continued)

	SHARES	VALUE
Hong Kong (continued)
Value Partners Group	9,450,000	$6,343,695

Total (Cost $15,236,144)		12,739,408

India – 2.5%
Graphite India	2,500,000	3,802,473
Maharashtra Seamless	750,000	3,697,999

Total (Cost $10,773,270)		7,500,472

Italy – 2.3%
Recordati	732,400	6,710,271

Total (Cost $6,380,539)		6,710,271

Japan – 10.6%
† EPS Corporation	1,600	4,099,482
FamilyMart	170,000	6,997,910
† MISUMI Group	135,000	3,663,655
Moshi Moshi Hotline	270,000	3,441,345
† Nihon M&A Center	120,000	3,995,549
Santen Pharmaceutical	104,500	4,000,949
USS	54,000	5,597,345

Total (Cost $27,664,492)		31,796,235

Mexico – 2.4%
Grupo SIMEC Ser. B [2]	598,500	2,833,618
Industrias Bachoco ADR	157,929	4,409,378

Total (Cost $5,517,179)		7,242,996

Norway – 2.8%
Ekornes	255,000	4,252,388
TGS-NOPEC Geophysical	129,600	4,247,029

Total (Cost $6,824,428)		8,499,417

South Africa – 4.2%
Adcock Ingram Holdings	570,000	3,631,089
Lewis Group	600,000	4,894,181
Raubex Group	2,023,000	4,046,279

Total (Cost $16,444,149)		12,571,549

South Korea – 1.8%
MegaStudy	72,500	5,343,754

Total (Cost $9,491,354)		5,343,754

Sweden – 1.6%
Autoliv	71,400	4,811,646

Total (Cost $5,095,967)		4,811,646

Switzerland – 3.0%
Burckhardt Compression Holding	10,000	3,279,828
Partners Group Holding	24,800	5,728,093

Total (Cost $7,505,986)		9,007,921

Turkey – 1.1%
Mardin Cimento Sanayii	1,121,145	3,356,222

Total (Cost $5,052,828)		3,356,222

United Kingdom – 11.1%
Ashmore Group	1,345,000	7,777,219
† Domino Printing Sciences	450,000	4,273,391
Hochschild Mining	800,000	6,216,042
Jupiter Fund Management	1,400,000	6,497,925
Spirax-Sarco Engineering	124,600	4,684,589
Victrex	144,000	3,886,277

Total (Cost $32,513,919)		33,335,443

United States – 17.7%
† ADTRAN	127,150	2,484,511
Allied Nevada Gold [2]	189,500	5,709,635
† Dolby Laboratories Cl. A [1]	140,000	4,106,200
Helmerich & Payne	147,100	8,239,071
Kennametal	136,600	5,464,000
† Kennedy-Wilson Holdings	220,000	3,075,600
Lincoln Electric Holdings	110,800	5,393,744
† Myriad Genetics [2]	140,000	3,815,000
Teradyne [2]	310,000	5,235,900
Veeco Instruments [2]	134,500	3,970,440
Western Digital	134,500	5,714,905

Total (Cost $54,011,351)		53,209,006

TOTAL COMMON STOCKS
(Cost $315,074,500)		287,099,392

REPURCHASE AGREEMENT – 4.2%
Fixed Income Clearing Corporation,
0.10% dated 12/31/12, due 1/2/13,
maturity value $12,739,071 (collateralized
by obligations of various U.S. Government
Agencies, 0.30% due 12/4/13, valued at
$12,997,588)
(Cost $12,739,000)		12,739,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.3%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0107%)
(Cost $3,993,332)		3,993,332

TOTAL INVESTMENTS – 101.2%
(Cost $331,806,832)		303,831,724

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.2)%		(3,734,579)

NET ASSETS – 100.0%		$300,097,145

84 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

Royce International Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 97.1%

Australia – 2.0%
CGA Mining [2]	67,500	$178,471
Medusa Mining	22,500	129,778
Regis Resources [2]	40,000	215,923

Total (Cost $433,336)		524,172

Austria – 2.5%
Mayr-Melnhof Karton	3,000	321,814
Semperit AG Holding	8,500	350,335

Total (Cost $662,532)		672,149

Belgium – 1.7%
GIMV	3,950	198,621
Sipef	1,500	117,505
† Van de Velde	2,700	122,102

Total (Cost $422,716)		438,228

Brazil – 2.8%
† Brasil Brokers Participacoes	60,000	201,140
Eternit	40,000	159,532
† Fleury	12,000	135,278
Grendene	30,000	243,107

Total (Cost $709,001)		739,057

Canada – 2.8%
Ensign Energy Services	8,000	123,615
Gluskin Sheff + Associates	7,000	105,348
Major Drilling Group International	20,000	197,044
ShawCor Cl. A	2,300	90,155
Trican Well Service	17,500	230,824

Total (Cost $686,984)		746,986

Cayman Islands – 0.9%
Greenlight Capital Re Cl. A [2]	10,000	230,800

Total (Cost $194,676)		230,800

China – 3.1%
Anta Sports Products	200,000	178,796
Daphne International Holdings	175,000	242,419
E-House China Holdings ADR	27,500	112,750
† Haitian International Holdings	100,000	119,410
† Pacific Online	500,000	177,288

Total (Cost $903,271)		830,663

Cyprus – 0.7%
Globaltrans Investment GDR	11,000	183,838

Total (Cost $154,885)		183,838

Denmark – 1.9%
H. Lundbeck	12,500	182,993
SimCorp	1,400	313,393

Total (Cost $454,917)		496,386

France – 9.6%
Altamir Amboise	17,500	171,100
Alten	6,500	224,246
Audika Groupe	15,000	163,923
Beneteau	17,500	190,052
bioMerieux	2,000	193,321
Boiron	5,000	172,484
Ipsen	4,000	121,151
Manutan International	5,000	221,818
Paris Orleans	5,000	114,163
Parrot [2]	6,000	223,508
Piscines Desjoyaux	12,500	94,301
Societe Internationale de Plantations d’Heveas	2,500	204,802
Vetoquinol	7,000	245,435
Virbac	950	187,847

Total (Cost $2,551,185)		2,528,151

Germany – 6.3%
Carl Zeiss Meditec	9,000	258,575
Fuchs Petrolub	2,500	175,048
KWS Saat	800	257,159
Nemetschek	3,000	132,107
Pfeiffer Vacuum Technology	2,500	302,725
PUMA	615	182,540
Takkt	25,000	348,055

Total (Cost $1,234,345)		1,656,209

Greece – 0.6%
JUMBO	20,000	158,190

Total (Cost $102,151)		158,190

Hong Kong – 8.4%
Bosideng International Holdings	350,000	104,377
Luk Fook Holdings (International)	50,000	160,454
† Media Chinese International	350,000	127,793
Midland Holdings	350,000	169,962
New World Department Store China	375,000	244,109
Pacific Textiles Holdings	300,000	271,433
Pico Far East Holdings	500,000	149,413
Stella International Holdings	60,000	162,649
† Television Broadcasts	30,000	225,187
Texwinca Holdings	200,000	191,016
Value Partners Group	350,000	234,952
Xtep International Holdings	400,000	173,097

Total (Cost $2,075,501)		2,214,442

India – 3.2%
AIA Engineering	30,000	180,176
Educomp Solutions	60,000	154,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 85

Schedules of Investments

Royce International Smaller-Companies Fund (continued)

	SHARES	VALUE
India (continued)
Graphite India	125,000	$190,124
Maharashtra Seamless	35,000	172,573
Unichem Laboratories	40,000	134,396

Total (Cost $1,075,440)		831,769

Italy – 3.7%
DiaSorin	8,500	340,950
Geox	70,000	202,411
Recordati	47,500	435,196

Total (Cost $855,597)		978,557

Japan – 12.3%
Benesse Holdings	4,100	169,938
BML	7,500	183,060
C. Uyemura & Co.	5,500	174,050
† Dr.Ci:Labo	50	156,022
EPS Corporation	80	204,974
FamilyMart	7,000	288,149
Hisamitsu Pharmaceutical	2,800	138,832
Hogy Medical	3,000	142,882
Kakaku.com	4,000	131,716
† Mandom Corporation	5,000	137,640
† Milbon	4,000	126,218
† Miraial	10,500	197,792
MISUMI Group	7,500	203,536
Moshi Moshi Hotline	14,000	178,440
Nomura Research Institute	8,000	165,602
Santen Pharmaceutical	8,500	325,436
USS	3,000	310,964

Total (Cost $2,998,060)		3,235,251

Luxembourg – 0.3%
Reinet Investments [2]	5,000	91,183

Total (Cost $82,407)		91,183

Malaysia – 0.5%
Padini Holdings	200,000	121,501

Total (Cost $78,930)		121,501

Mexico – 2.7%
Grupo Herdez	100,000	307,435
† Grupo SIMEC Ser. B [2]	40,000	189,382
Industrias Bachoco ADR	7,500	209,400

Total (Cost $435,779)		706,217

Norway – 1.3%
Ekornes	10,000	166,760
TGS-NOPEC Geophysical	5,000	163,852

Total (Cost $212,372)		330,612

Poland – 0.7%
Warsaw Stock Exchange	15,000	188,616

Total (Cost $193,820)		188,616

Singapore – 1.8%
ARA Asset Management	79,900	106,615
Biosensors International Group [2]	125,000	124,279
† ComfortDelGro Corporation	100,000	146,564
† Yoma Strategic Holdings	180,000	105,418

Total (Cost $369,194)		482,876

South Africa – 3.2%
Adcock Ingram Holdings	32,500	207,036
ADvTECH	150,000	109,935
† AVI	19,000	134,039
Lewis Group	30,000	244,709
Raubex Group	80,000	160,011

Total (Cost $968,672)		855,730

South Korea – 2.7%
Green Cross	1,000	129,556
GS Home Shopping	1,400	199,406
† Handsome Co.	5,000	138,012
MegaStudy	3,500	257,974

Total (Cost $750,357)		724,948

Spain – 0.8%
Almirall	20,200	198,453

Total (Cost $190,408)		198,453

Sweden – 1.0%
Lundin Petroleum [2]	12,000	276,888

Total (Cost $166,038)		276,888

Switzerland – 8.5%
Bank Sarasin & Co. Cl. B [2]	3,000	87,343
Banque Privee Edmond de Rothschild	3	59,913
Belimo Holding	50	96,710
Burckhardt Compression Holding	750	245,987
† Kaba Holding	450	190,764
Logitech International	20,000	152,487
Partners Group Holding	1,350	311,811
Sika	60	139,057
Sulzer	2,000	316,957
† Tecan Group	1,400	117,321
Vontobel Holding	4,000	123,507
VZ Holding	2,000	252,259
† Zehnder Group	2,800	135,895

Total (Cost $1,858,232)		2,230,011

Turkey – 1.2%
† Koza Altin Isletmeleri	5,300	127,992

86 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Turkey (continued)
Mardin Cimento Sanayii	60,000	$179,614

Total (Cost $384,552)		307,606

United Kingdom – 9.9%
Ashmore Group	55,000	318,027
Clinigen Group [2]	80,000	277,488
Domino Printing Sciences	12,000	113,957
EnQuest [2]	80,000	159,634
Hikma Pharmaceuticals	10,000	125,152
Hochschild Mining	32,500	252,527
† Homeserve	50,000	188,766
Jupiter Fund Management	50,000	232,069
† Oxford Instruments	9,000	210,446
Rotork	3,500	145,149
Severfield-Rowen	100,000	156,884
Spirax-Sarco Engineering	6,000	225,582
Victrex	8,000	215,904

Total (Cost $2,139,442)		2,621,585

TOTAL COMMON STOCKS
(Cost $23,344,800)		25,601,074

REPURCHASE AGREEMENT – 3.9%
Fixed Income Clearing Corporation,
0.10% dated 12/31/12, due 1/2/13,
maturity value $1,037,006 (collateralized
by obligations of various U.S. Government
Agencies, 0.75% due 8/15/13, valued at $1,061,924)
(Cost $1,037,000)	1,037,000

TOTAL INVESTMENTS – 101.0%
(Cost $24,381,800)	26,638,074

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.0)%	(267,188)

NET ASSETS – 100.0%	$26,370,886

†	New additions in 2012.
[1]	All or a portion of these securities were on loan at December 31, 2012.
[2]	Non-income producing.
[3]
At December 31, 2012, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Includes securities first acquired in 2012 and less than 1% of net assets.
[6]
A security for which market quotations are not readily available represents 0.0% of net assets for Royce Micro-Cap Fund. This security has been valued at its fair value under procedures approved by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2012, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 87

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced
	Mutual Fund	Fund	Fund	Stock Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$5,684,329,882	$932,236,358	$4,328,282,053	$2,853,360,682
Affiliated Companies	247,551,577	43,241,713	2,286,709,777	242,570,854
Repurchase agreements (at cost and value)	75,946,000	13,427,000	272,862,000	55,591,000
Cash and foreign currency	2,476,748	261,332	375	6,164,946
Receivable for investments sold	10,400,143	9,456,984	8,918,567	14,632,263
Receivable for capital shares sold	10,986,615	1,869,230	10,906,822	2,339,524
Receivable for dividends and interest	1,837,626	594,355	4,159,422	1,632,284
Prepaid expenses and other assets	1,886,661	3,367	20,415	10,804
Total Assets	6,035,415,252	1,001,090,339	6,911,859,431	3,176,302,357
LIABILITIES:
Payable for collateral on loaned securities	102,721,409	22,690,458	198,869,651	108,541,564
Payable for investments purchased	15,444,167	47,493	3,119,594	598,280
Payable for capital shares redeemed	19,574,674	5,868,062	12,726,015	24,967,825
Payable for investment advisory fees	3,709,873	1,083,578	5,317,652	2,945,980
Accrued expenses	2,832,696	708,968	3,054,351	2,084,529
Total Liabilities	144,282,819	30,398,559	223,087,263	139,138,178
Net Assets	$5,891,132,433	$970,691,780	$6,688,772,168	$3,037,164,179
ANALYSIS OF NET ASSETS:
Paid-in capital	$4,662,010,778	$868,365,176	$4,761,716,817	$2,707,468,034
Undistributed net investment income (loss)	(3,692,596)	(4,217,174)	8,060,497	(38,478,936)
Accumulated net realized gain (loss) on investments and foreign currency	14,909,201	(8,753,853)	4,338,213	(74,008,621)
Net unrealized appreciation (depreciation) on investments and foreign currency	1,217,905,050	115,297,631	1,914,656,641	442,183,702
Net Assets	$5,891,132,433	$970,691,780	$6,688,772,168	$3,037,164,179
Investment Class	$4,232,988,403	$740,364,176	$4,629,271,679	$255,335,356
Service Class	473,624,238	109,456,840	560,552,660	1,800,088,588
Consultant Class	654,642,363	120,870,764	60,568,592
Institutional Class	488,051,510		866,276,672	969,664,396
W Class			533,762,875
R Class	32,977,258		28,632,608	5,822,587
K Class	8,848,661		9,707,082	6,253,252
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	368,096,371	50,101,827	241,582,436	18,466,124
Service Class	41,159,295	7,491,622	29,666,884	130,053,971
Consultant Class	63,610,249	9,243,422	3,490,034
Institutional Class	42,377,696		44,892,976	70,060,355
W Class			27,804,797
R Class	2,938,346		1,538,727	428,781
K Class	859,851		1,185,299	791,715
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class [1]	$11.50	$14.78	$19.16	$13.83
Service Class [1]	11.51	14.61	18.89	13.84
Consultant Class [2]	10.29	13.08	17.35
Institutional Class [3]	11.52		19.30	13.84
W Class [3]			19.20
R Class [3]	11.22		18.61	13.58
K Class [3]	10.29		8.19	7.90
Investments at identified cost	$4,713,969,946	$860,180,080	$4,700,312,669	$2,653,757,063
Market value of loaned securities	102,376,530	21,984,876	199,828,946	108,184,579

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

88 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	Royce	Royce	Royce	Royce
	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$4,304,467,939	$261,737,577	$1,753,316,297	$1,391,489,807
Affiliated Companies	67,474,163	–	45,478,758	1,225,835,879
Repurchase agreements (at cost and value)	108,998,000	9,538,000	124,329,000	310,976,000
Cash and foreign currency	1,732,231	78,415	857	751
Receivable for investments sold	3,071,570	1,816,633	3,361,116	5,068,196
Receivable for capital shares sold	7,835,531	186,797	5,428,866	8,858,553
Receivable for dividends and interest	4,269,734	99,905	310,235	267,116
Prepaid expenses and other assets	13,445	802	5,174	1,315
Total Assets	4,497,862,613	273,458,129	1,932,230,303	2,942,497,617
LIABILITIES:
Payable for collateral on loaned securities	43,379,953	1,522,584	77,870,030	18,600
Payable for investments purchased	4,373,224	1,621,757	2,132,371	3,434,712
Payable for capital shares redeemed	11,671,635	568,344	6,246,046	7,322,314
Payable for investment advisory fees	3,624,161	224,134	1,507,537	2,405,103
Accrued expenses	2,142,563	216,891	608,125	1,168,242
Total Liabilities	65,191,536	4,153,710	88,364,109	14,348,971
Net Assets	$4,432,671,077	$269,304,419	$1,843,866,194	$2,928,148,646
ANALYSIS OF NET ASSETS:
Paid-in capital	$3,146,358,767	$214,703,991	$1,707,621,253	$2,406,711,049
Undistributed net investment income (loss)	(6,473,757)	(105,508)	(718,346)	104,734
Accumulated net realized gain (loss) on investments and foreign currency	78,661,527	2,521,459	(1,833,270)	15,273,851
Net unrealized appreciation (depreciation) on investments and foreign currency	1,214,124,540	52,184,477	138,796,557	506,059,012
Net Assets	$4,432,671,077	$269,304,419	$1,843,866,194	$2,928,148,646
Investment Class	$3,044,664,238	$40,374,598	$921,473,330	$2,048,090,381
Service Class	264,528,295	203,111,982	205,083,948	250,915,307
Consultant Class	331,116,543	13,908,728	11,930,305	57,755,241
Institutional Class	408,550,567		689,938,919	571,387,717
W Class	171,603,164
R Class	48,796,614	4,832,448	6,612,003
K Class	163,411,656	7,076,663	8,827,689
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	223,381,106	2,787,864	77,099,197	96,918,791
Service Class	19,276,248	14,057,885	17,750,420	11,879,632
Consultant Class	23,972,264	1,190,935	1,083,254	2,859,572
Institutional Class	30,143,814		57,214,742	27,182,279
W Class	12,602,290
R Class	3,530,853	444,829	577,106
K Class	15,525,637	649,510	825,360
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class [1]	$13.63	$14.48	$11.95	$21.13
Service Class [1]	13.72	14.45	11.55	21.12
Consultant Class [2]	13.81	11.68	11.01	20.20
Institutional Class [3]	13.55		12.06	21.02
W Class [3]	13.62
R Class [3]	13.82	10.86	11.46
K Class [3]	10.53	10.90	10.70
Investments at identified cost	$3,157,814,751	$209,553,763	$1,659,998,306	$2,111,266,675
Market value of loaned securities	43,860,136	1,508,714	77,164,084	18,337

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 89

Statements of Assets and Liabilities

	Royce	Royce	Royce
	Value	Value Plus	100
	Fund	Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$1,335,838,748	$1,509,489,185	$292,198,974
Affiliated Companies	–	25,273,302	–
Repurchase agreements (at cost and value)	18,001,000	6,710,000	8,356,000
Cash and foreign currency	472	198	205,407
Receivable for investments sold	6,017,295	10,630,874	–
Receivable for capital shares sold	1,338,572	1,236,367	323,981
Receivable for dividends and interest	414,536	637,642	163,690
Prepaid expenses and other assets	4,401	5,129	1,061
Total Assets	1,361,615,024	1,553,982,697	301,249,113
LIABILITIES:
Payable for collateral on loaned securities	21,218,911	113,429,210	3,483,733
Payable for investments purchased	2,720,470	142,052	383,150
Payable for capital shares redeemed	5,630,369	5,457,328	1,710,415
Payable for investment advisory fees	1,127,310	1,238,023	249,751
Accrued expenses	918,043	1,068,373	244,658
Total Liabilities	31,615,103	121,334,986	6,071,707
Net Assets	$1,329,999,921	$1,432,647,711	$295,177,406
ANALYSIS OF NET ASSETS:
Paid-in capital	$1,229,271,612	$1,319,275,389	$236,965,980
Undistributed net investment income (loss)	1,227,883	(4,144,731)	528,222
Accumulated net realized gain (loss) on investments and foreign currency	(5,082,243)	(91,007,998)	2,354,601
Net unrealized appreciation (depreciation) on investments and foreign currency	104,582,669	208,525,051	55,328,603
Net Assets	$1,329,999,921	$1,432,647,711	$295,177,406
Investment Class	$206,316,113	$228,016,008	$68,395,142
Service Class	831,673,413	966,735,154	220,673,838
Consultant Class	33,479,710	19,618,292
Institutional Class	202,643,159	216,571,562
R Class	37,678,704	1,221,280	2,554,391
K Class	18,208,822	485,415	3,554,035
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	18,143,373	16,405,112	7,724,320
Service Class	73,310,127	69,900,515	25,052,891
Consultant Class	3,098,005	1,481,385
Institutional Class	17,809,323	15,539,198
R Class	3,375,963	90,424	235,546
K Class	1,991,724	48,060	324,540
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class [1]	$11.37	$13.90	$8.85
Service Class [1]	11.34	13.83	8.81
Consultant Class [2]	10.81	13.24
Institutional Class [3]	11.38	13.94
R Class [3]	11.16	13.51	10.84
K Class [3]	9.14	10.10	10.95
Investments at identified cost	$1,231,257,930	$1,326,236,290	$236,869,600
Market value of loaned securities	21,846,762	112,689,610	3,494,152

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

90 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	Royce	Royce	Royce
	Dividend	Global	International Smaller-
	Value Fund	Value Fund	Companies Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$386,656,613	$291,092,724	$25,601,074
Repurchase agreements (at cost and value)	14,092,000	12,739,000	1,037,000
Cash and foreign currency	142,961	145,330	31,291
Receivable for investments sold	2,461,219	514,124	–
Receivable for capital shares sold	1,957,217	1,205,632	207,165
Receivable for dividends and interest	231,030	406,223	54,842
Prepaid expenses and other assets	313	880	10
Total Assets	405,541,353	306,103,913	26,931,382
LIABILITIES:
Payable for collateral on loaned securities	2,015,454	3,993,332	–
Payable for investments purchased	7,151,962	145,149	299,240
Payable for capital shares redeemed	1,097,468	1,313,133	195,849
Payable for investment advisory fees	327,657	317,672	20,379
Accrued expenses	225,942	237,482	45,028
Total Liabilities	10,818,483	6,006,768	560,496
Net Assets	$394,722,870	$300,097,145	$26,370,886
ANALYSIS OF NET ASSETS:
Paid-in capital	$348,918,344	$375,295,547	$25,106,915
Undistributed net investment income (loss)	1,527,478	(26,269)	(42,855)
Accumulated net realized gain (loss) on investments and foreign currency	4,416,478	(47,187,129)	(949,298)
Net unrealized appreciation (depreciation) on investments and foreign currency	39,860,570	(27,985,004)	2,256,124
Net Assets	$394,722,870	$300,097,145	$26,370,886
Investment Class	$118,820,274	$178,319,150
Service Class	252,442,298	98,273,914	$26,370,886
Consultant Class		23,382,796
Institutional Class	23,460,298
R Class		79,644
K Class		41,641
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	16,294,112	13,814,389
Service Class	34,360,210	7,572,454	2,337,465
Consultant Class		1,814,824
Institutional Class	3,220,602
R Class		8,218
K Class		4,296
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class [1]	$7.29	$12.91
Service Class [1]	7.35	12.98	$11.28
Consultant Class [2]		12.88
Institutional Class [3]	7.28
R Class [3]		9.69
K Class [3]		9.69
Investments at identified cost	$346,795,923	$319,067,832	$23,344,800
Market value of loaned securities	1,949,027	3,879,808

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee (Royce Dividend Value Fund), or a 2% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 91

Statements of Changes in Net Assets

	Royce Pennsylvania
	Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$63,191,199	$(1,736,062)	$1,716,521	$(8,590,607)	$80,158,458	$(8,208,621)
Net realized gain (loss) on investments and foreign currency	378,839,758	227,496,225	42,923,758	85,770,324	279,919,593	684,906,171
Net change in unrealized appreciation (depreciation) on investments and foreign currency	334,772,475	(504,275,913)	35,269,614	(256,605,573)	365,993,509	(761,470,308)

Net increase (decrease) in net assets from investment operations	776,803,432	(278,515,750)	79,909,893	(179,425,856)	726,071,560	(84,772,758)

DISTRIBUTIONS:
Net investment income
Investment Class	(54,629,386)	(7,553,630)	(251,657)	(12,205,302)	(56,492,020)	(12,153,429)
Service Class	(3,420,121)	–	–	(1,545,545)	(3,868,028)	(752,969)
Consultant Class	(921,895)	–	–	(521,659)	(58,930)	–
Institutional Class	(7,313,426)	–			(12,152,037)	(3,198,893)
W Class					(7,061,577)	(2,087,838)
R Class	(151,956)	–			(116,893)	(49,192)
K Class	(58,794)	–			(211,170)	(54,734)
Net realized gain on investments and foreign currency
Investment Class	(228,773,446)	(147,840,546)	(44,059,505)	(42,238,594)	(277,063,842)	(362,055,233)
Service Class	(25,136,819)	(14,504,009)	(7,356,916)	(5,775,719)	(34,158,623)	(50,755,242)
Consultant Class	(39,332,146)	(25,426,352)	(7,779,887)	(6,858,461)	(3,996,638)	(5,210,713)
Institutional Class	(25,463,721)	(8,073,158)			(51,201,959)	(65,746,753)
W Class					(32,235,493)	(44,761,892)
R Class	(1,791,694)	(773,990)			(1,746,454)	(1,872,119)
K Class	(502,561)	(218,971)			(1,257,434)	(1,393,122)

Total distributions	(387,495,965)	(204,390,656)	(59,447,965)	(69,145,280)	(481,621,098)	(550,092,129)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(335,995,316)	(103,999,144)	(180,722,729)	11,342,816	(81,178,362)	(9,633,723)
Service Class	38,274,164	(4,630,665)	(15,930,771)	9,291,180	(91,558,488)	105,553,789
Consultant Class	(52,892,588)	(115,290,247)	(14,554,956)	(18,158,871)	(1,059,390)	(5,810,352)
Institutional Class	232,958,907	258,340,306			25,599,256	197,239,074
W Class					(37,012,083)	182,723,037
R Class	8,694,966	6,206,100			4,268,797	16,429,482
K Class	2,702,838	2,401,452			1,447,345	6,908,558
Shareholder redemption fees
Investment Class	159,022	249,468	29,714	37,257	151,679	276,230
Service Class	45,638	169,200	9,218	20,092	32,028	119,591
Consultant Class	–	(948)	–	(734)	–	(25)
R Class	–	(382)			–	(385)
K Class	–	(1,263)			–	–

Net increase (decrease) in net assets from capital share transactions	(106,052,369)	43,443,877	(211,169,524)	2,531,740	(179,309,218)	493,805,276

NET INCREASE (DECREASE) IN NET ASSETS	283,255,098	(439,462,529)	(190,707,596)	(246,039,396)	65,141,244	(141,059,611)
NET ASSETS:
Beginning of year	5,607,877,335	6,047,339,864	1,161,399,376	1,407,438,772	6,623,630,924	6,764,690,535

End of year	$5,891,132,433	$5,607,877,335	$970,691,780	$1,161,399,376	$6,688,772,168	$6,623,630,924

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(3,692,596)	$(1,035,236)	$(4,217,174)	$(7,653,005)	$8,060,497	$7,500,301

92 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$24,690,528	$(13,606,980)	$81,188,302	$48,152,272	$1,469,368	$(316,386)
Net realized gain (loss) on investments and foreign currency	151,259,303	328,960,886	184,938,882	277,439,732	11,021,118	4,744,335
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(19,676,712)	(1,002,287,882)	334,217,094	(403,974,188)	23,058,809	(34,193,708)

Net increase (decrease) in net assets from investment operations	156,273,119	(686,933,976)	600,344,278	(78,382,184)	35,549,295	(29,765,759)

DISTRIBUTIONS:
Net investment income
Investment Class	(4,662,575)	(2,622,938)	(53,669,916)	(30,675,794)	(349,590)	(82,990)
Service Class	(21,186,960)	(15,929,733)	(3,010,686)	(1,488,830)	(611,643)	(408,937)
Consultant Class			(359,919)	–	–	–
Institutional Class	(17,457,085)	(9,414,641)	(8,049,250)	(4,368,776)
W Class			(2,959,883)	(1,201,279)
R Class	(42,427)	(61,040)	(267,095)	(96,644)	(1,807)	(12,269)
K Class	(134,605)	(122,723)	(2,164,963)	(719,572)	(41,464)	(32,521)
Net realized gain on investments and foreign currency
Investment Class	(17,157,473)	(21,174,775)	(133,827,796)	(35,538,995)	(918,362)	(908,574)
Service Class	(116,022,410)	(197,159,302)	(11,891,556)	(3,245,517)	(5,058,972)	(9,538,084)
Consultant Class			(14,383,518)	(3,759,667)	(427,725)	(743,095)
Institutional Class	(59,427,238)	(74,891,179)	(17,842,030)	(4,472,089)
W Class			(7,371,475)	(1,506,553)
R Class	(371,144)	(572,840)	(2,086,921)	(385,835)	(155,993)	(200,554)
K Class	(647,596)	(1,048,801)	(9,380,378)	(2,596,783)	(230,237)	(436,155)

Total distributions	(237,109,513)	(322,997,972)	(267,265,386)	(90,056,334)	(7,795,793)	(12,363,179)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(10,702,232)	200,509,136	(292,787,502)	(336,209,156)	16,574,511	10,893,188
Service Class	(652,700,848)	(303,687,732)	(40,417,979)	(1,872,348)	(38,109,460)	9,640,655
Consultant Class			(23,892,297)	(50,011,884)	(1,264,043)	3,645,699
Institutional Class	11,456,233	183,689,075	(9,567,656)	52,023,722
W Class			29,048,933	63,365,878
R Class	(1,360,956)	5,966,770	11,084,404	15,625,875	288,324	2,807,392
K Class	(1,987,623)	6,633,649	(26,785,638)	82,088,857	(1,534,883)	3,622,168
Shareholder redemption fees
Investment Class	8,999	52,306	99,541	176,798	9,332	10,466
Service Class	89,425	313,978	16,129	71,858	11,091	26,956
Consultant Class			–	(1,669)	–	–
R Class	–	–	–	–	–	(55)
K Class	–	(61)	–	–	–	–

Net increase (decrease) in net assets from capital share transactions	(655,197,002)	93,477,121	(353,202,065)	(174,742,069)	(24,025,128)	30,646,469

NET INCREASE (DECREASE) IN NET ASSETS	(736,033,396)	(916,454,827)	(20,123,173)	(343,180,587)	3,728,374	(11,482,469)
NET ASSETS:
Beginning of year	3,773,197,575	4,689,652,402	4,452,794,250	4,795,974,837	265,576,045	277,058,514

End of year	$3,037,164,179	$3,773,197,575	$4,432,671,077	$4,452,794,250	$269,304,419	$265,576,045

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(38,478,936)	$(27,674,403)	$(6,473,757)	$(2,401,765)	$(105,508)	$(782,419)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 93

Statements of Changes in Net Assets

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$102,039	$(7,692,995)	$60,607,144	$5,246,783	$14,771,880	$(3,005,590)
Net realized gain (loss) on investments and foreign currency	109,724,848	200,833,727	141,201,929	133,073,710	52,407,833	183,939,122
Net change in unrealized appreciation (depreciation) on investments and foreign currency	244,768,732	(466,957,664)	181,861,687	(153,511,418)	61,602,303	(340,931,439)

Net increase (decrease) in net assets from investment operations	354,595,619	(273,816,932)	383,670,760	(15,190,925)	128,782,016	(159,997,907)

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	(42,635,374)	(7,506,674)	(2,519,414)	(1,311,276)
Service Class	–	–	(4,207,327)	(533,230)	(7,612,610)	(2,106,179)
Consultant Class	–	–	(638,032)	–	(90,458)	–
Institutional Class	–	–	(13,115,881)	(2,738,810)	(2,720,021)	(1,186,806)
R Class	–	–			(226,100)	(113,727)
K Class	–	–			(231,059)	(63,344)
Net realized gain on investments and foreign currency
Investment Class	(50,051,234)	(16,007,095)	(100,542,375)	(86,786,033)	(9,221,480)	(14,160,961)
Service Class	(9,506,373)	(3,015,764)	(12,209,477)	(11,156,408)	(37,662,892)	(71,209,823)
Consultant Class	(699,843)	(226,990)	(2,985,183)	(2,659,079)	(1,611,685)	(2,423,117)
Institutional Class	(36,267,105)	(10,373,465)	(27,981,290)	(24,966,735)	(8,879,772)	(11,887,154)
R Class	(374,879)	(58,426)			(1,683,262)	(2,190,124)
K Class	(504,189)	(125,508)			(1,016,272)	(1,042,529)

Total distributions	(97,403,623)	(29,807,248)	(204,314,939)	(136,346,969)	(73,475,025)	(107,695,040)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(96,250,867)	(128,372,272)	245,485,021	294,451,345	(20,874,943)	147,753,479
Service Class	18,730,839	(119,333,649)	19,208,306	68,539,674	(288,914,041)	(152,759,752)
Consultant Class	(1,632,584)	1,059,226	3,989,935	14,957,245	(3,805,405)	6,999,042
Institutional Class	25,874,792	(24,517,878)	54,304,122	66,765,812	4,907,087	438,275
R Class	2,950,304	2,092,297			2,483,316	13,089,183
K Class	1,362,780	1,293,607			3,867,457	3,612,310
Shareholder redemption fees
Investment Class	34,806	79,778	131,211	249,340	11,705	110,138
Service Class	1,830	180,844	29,902	51,327	63,509	634,242
K Class	–	(9)			–	–

Net increase (decrease) in net assets from capital share transactions	(48,928,100)	(267,518,056)	323,148,497	445,014,743	(302,261,315)	19,876,917

NET INCREASE (DECREASE) IN NET ASSETS	208,263,896	(571,142,236)	502,504,318	293,476,849	(246,954,324)	(247,816,030)
NET ASSETS:
Beginning of year	1,635,602,298	2,206,744,534	2,425,644,328	2,132,167,479	1,576,954,245	1,824,770,275

End of year	$1,843,866,194	$1,635,602,298	$2,928,148,646	$2,425,644,328	$1,329,999,921	$1,576,954,245

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(718,346)	$(585,048)	$104,734	$94,204	$1,227,883	$(69,519)

94 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Value Plus Fund		Royce 100 Fund		Royce Dividend Value Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$(4,512,013)	$(17,942,015)	$3,820,129	$(2,203,228)	$6,466,075	$2,332,072
Net realized gain (loss) on investments and foreign currency	73,209,917	282,999,938	22,129,056	21,557,245	4,715,713	4,242,268
Net change in unrealized appreciation (depreciation) on investments and foreign currency	200,771,476	(522,171,703)	10,234,695	(53,701,837)	43,493,780	(24,682,355)

Net increase (decrease) in net assets from investment operations	269,469,380	(257,113,780)	36,183,880	(34,347,820)	54,675,568	(18,108,015)

DISTRIBUTIONS:
Net investment income
Investment Class	–	(3,973,855)	(1,109,858)	(46,735)	(1,908,107)	(714,241)
Service Class	–	(9,654,977)	(2,171,815)	–	(2,958,083)	(1,059,090)
Consultant Class	–	–
Institutional Class	–	(3,466,339)			(249,765)
R Class	–	(8,226)	–	–
K Class	–	–	(13,851)	–
Net realized gain on investments and foreign currency
Investment Class	–	–	(5,347,166)	(3,108,241)	(281,579)	(1,223,501)
Service Class	–	–	(17,649,123)	(15,452,399)	(594,951)	(2,867,224)
Consultant Class	–	–
Institutional Class	–	–			(55,684)
R Class	–	–	(157,770)	(130,243)
K Class	–	–	(235,061)	(181,337)

Total distributions	–	(17,103,397)	(26,684,644)	(18,918,955)	(6,048,169)	(5,864,056)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(113,741,824)	33,159,380	4,430,476	5,131,162	18,217,648	57,157,873
Service Class	(637,273,254)	(848,101,245)	(98,413,720)	(11,187,742)	19,094,095	100,621,245
Consultant Class	(3,330,475)	(7,468,096)
Institutional Class	(81,721,749)	(121,895,301)			21,931,199
R Class	(15,162)	281,374	(1,037,720)	2,419,632
K Class	(84,938)	(1,181,200)	(1,079,162)	2,100,132
Shareholder redemption fees
Investment Class	5,789	84,677	3,283	21,461	19,184	17,078
Service Class	43,741	164,613	22,175	66,531	11,034	67,799

Net increase (decrease) in net assets from capital share transactions	(836,117,872)	(944,955,798)	(96,074,668)	(1,448,824)	59,273,160	157,863,995

NET INCREASE (DECREASE) IN NET ASSETS	(566,648,492)	(1,219,172,975)	(86,575,432)	(54,715,599)	107,900,559	133,891,924
NET ASSETS:
Beginning of year	1,999,296,203	3,218,469,178	381,752,838	436,468,437	286,822,311	152,930,387

End of year	$1,432,647,711	$1,999,296,203	$295,177,406	$381,752,838	$394,722,870	$286,822,311

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(4,144,731)	$(4,839,927)	$528,222	$–	$1,527,478	$487,373

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 95

Statements of Changes in Net Assets

			Royce International Smaller-
	Royce Global Value Fund		Companies Fund

	Year ended	Year ended	Year ended	Year ended
	12/31/12	12/31/11	12/31/12	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$3,023,958	$2,363,099	$312,115	$186,087
Net realized gain (loss) on investments and foreign currency	(35,393,527)	(1,113,155)	(470,078)	428,419
Net change in unrealized appreciation (depreciation) on investments and foreign currency	61,537,989	(115,351,653)	4,127,441	(5,301,142)

Net increase (decrease) in net assets from investment operations	29,168,420	(114,101,709)	3,969,478	(4,686,636)

DISTRIBUTIONS:
Net investment income
Investment Class	(2,257,000)	(1,481,274)
Service Class	(672,322)	(794,372)	(351,848)	(158,172)
Consultant Class	(28,794)	(102,078)
R Class	(950)
K Class	(565)
Net realized gain on investments and foreign currency
Investment Class	–	–
Service Class	–	–	–	(1,529,125)
Consultant Class	–	–
R Class	–
K Class	–
Return of capital
Investment Class	–	–
Service Class	–	–	–	(12,924)
Consultant Class	–	–
R Class	–
K Class	–

Total distributions	(2,959,631)	(2,377,724)	(351,848)	(1,700,221)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	23,272,708	207,132,510
Service Class	(34,945,055)	19,816,952	2,636,481	8,177,613
Consultant Class	3,019,093	22,957,004
R Class	76,841
K Class	42,936
Shareholder redemption fees
Investment Class	51,565	95,961
Service Class	31,111	198,465	13,906	14,620

Net increase (decrease) in net assets from capital share transactions	(8,450,801)	250,200,892	2,650,387	8,192,233

NET INCREASE (DECREASE) IN NET ASSETS	17,757,988	133,721,459	6,268,017	1,805,376
NET ASSETS:
Beginning of year	282,339,157	148,617,698	20,102,869	18,297,493

End of year	$300,097,145	$282,339,157	$26,370,886	$20,102,869

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(26,269)	$(101,148)	$(42,855)	$(11,012)

96 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Year Ended December 31, 2012

	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced	Total Return	Heritage	Opportunity
	Mutual Fund	Fund	Fund	Stock Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$117,665,409	$19,150,949	$78,927,805	$67,535,537	$127,150,548	$5,584,635	$18,782,660
Affiliated Companies	5,559,790	823,307	77,550,950	8,521,078	9,458,233	–	–
Foreign withholding tax	(933,640)	(815,052)	(2,806,069)	(2,506,493)	(1,414,348)	(126,833)	(19,437)
Interest	224,617	30,105	258,482	55,759	816,429	3,958	67,878
Securities lending	1,961,857	879,562	1,023,131	1,558,768	137,373	27,605	1,513,298

Total income	124,478,033	20,068,871	154,954,299	75,164,649	136,148,235	5,489,365	20,344,399

Expenses:
Investment advisory fees	44,654,744	14,763,517	64,565,815	41,094,630	43,907,098	2,713,893	17,728,592
Distribution fees	7,931,860	1,637,960	2,341,356	5,710,391	4,740,675	720,357	604,608
Shareholder servicing	5,585,757	921,584	4,217,219	3,307,453	3,598,739	299,090	979,538
Shareholder reports	1,217,324	432,883	1,567,382	814,395	980,495	87,795	265,072
Administrative and office facilities	725,319	148,183	851,639	483,989	559,174	33,827	218,887
Custody	513,603	317,911	555,818	568,909	424,289	75,874	185,739
Trustees’ fees	206,605	41,232	242,419	133,902	158,931	9,590	61,563
Registration	110,419	63,633	140,704	74,012	121,123	51,466	79,523
Legal	94,678	19,784	110,767	64,897	73,017	4,417	29,171
Audit	77,882	68,690	76,021	70,029	76,099	41,929	45,672
Other expenses	171,375	37,055	191,444	119,188	322,604	9,942	52,657

Total expenses	61,289,566	18,452,432	74,860,584	52,441,795	54,962,244	4,048,180	20,251,022
Compensating balance credits	(2,732)	(842)	(2,347)	(945)	(2,311)	(329)	(676)
Fees waived by distributor	–	–	(62,396)	–	–	(21,653)	–
Expenses reimbursed by investment adviser	–	(99,240)	–	(1,966,729)	–	(6,201)	(7,986)

Net expenses	61,286,834	18,352,350	74,795,841	50,474,121	54,959,933	4,019,997	20,242,360

Net investment income (loss)	63,191,199	1,716,521	80,158,458	24,690,528	81,188,302	1,469,368	102,039

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	372,114,192	35,500,529	294,023,483	229,800,069	181,483,690	11,017,640	105,060,942
Investments in Affiliated Companies	6,715,561	7,455,322	(14,720,352)	(78,391,450)	3,401,143	–	4,663,669
Foreign currency transactions	10,005	(32,093)	616,462	(149,316)	54,049	3,478	237
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	334,784,719	35,262,769	365,936,325	(19,686,811)	334,224,267	23,055,013	244,768,925
Other assets and liabilities denominated in foreign currency	(12,244)	6,845	57,184	10,099	(7,173)	3,796	(193)

Net realized and unrealized gain (loss) on investments and foreign currency	713,612,233	78,193,372	645,913,102	131,582,591	519,155,976	34,079,927	354,493,580

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$776,803,432	$79,909,893	$726,071,560	$156,273,119	$600,344,278	$35,549,295	$354,595,619

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 97

Statements of Operations	Year Ended December 31, 2012

	Royce	Royce	Royce	Royce	Royce	Royce	Royce International
	Special Equity	Value	Value Plus	100	Dividend	Global	Smaller-
	Fund	Fund	Fund	Fund	Value Fund	Value Fund	Companies Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$56,531,338	$35,606,570	$19,888,931	$8,809,944	$11,302,869	$8,636,810	$775,288
Affiliated Companies	36,094,508	–	74,704	–	–	–	–
Foreign withholding tax	–	(370,073)	(420,483)	(72,093)	(121,675)	(742,722)	(56,569)
Interest	202,614	12,276	32,655	3,313	7,527	13,104	1,409
Securities lending	48,300	251,827	214,224	10,537	36,200	54,177	–

Total income	92,876,760	35,500,600	19,790,031	8,751,701	11,224,921	7,961,369	720,128

Expenses:
Investment advisory fees	27,559,900	14,921,949	17,718,634	3,558,074	3,491,107	3,843,650	301,785
Distribution fees	1,177,963	3,049,271	3,321,998	729,384	581,321	509,487	60,357
Shareholder servicing	2,123,826	1,752,171	2,116,425	432,117	395,718	342,401	45,687
Shareholder reports	570,397	395,627	569,100	172,805	149,761	101,853	9,591
Administrative and office facilities	323,673	197,094	247,594	47,815	38,658	38,865	2,781
Custody	228,415	162,220	182,242	36,620	73,394	176,377	44,469
Trustees’ fees	94,495	54,711	66,375	13,240	11,472	10,726	807
Registration	120,979	75,477	69,289	36,543	60,042	59,949	21,440
Legal	41,142	26,280	34,597	6,386	6,756	6,829	357
Audit	60,616	45,434	45,726	29,346	32,825	50,916	25,462
Other expenses	67,783	49,665	69,295	13,944	8,501	14,065	1,166

Total expenses	32,369,189	20,729,899	24,441,275	5,076,274	4,849,555	5,155,118	513,902
Compensating balance credits	(1,929)	(1,179)	(771)	(455)	(705)	(209)	(24)
Fees waived by investment adviser and distributor	–	–	(124,359)	(111,894)	(70,373)	–	(105,865)
Expenses reimbursed by investment adviser	(97,644)	–	(14,101)	(32,353)	(19,631)	(217,498)	–

Net expenses	32,269,616	20,728,720	24,302,044	4,931,572	4,758,846	4,937,411	408,013

Net investment income (loss)	60,607,144	14,771,880	(4,512,013)	3,820,129	6,466,075	3,023,958	312,115

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	127,633,271	52,482,648	105,690,447	22,125,438	4,715,540	(35,322,607)	(463,061)
Investments in Affiliated Companies	13,568,658	–	(32,521,723)	–	–	–	–
Foreign currency transactions	–	(74,815)	41,193	3,618	173	(70,920)	(7,017)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	181,861,687	61,587,748	200,766,560	10,236,621	43,493,112	61,529,045	4,126,821
Other assets and liabilities denominated in foreign currency	–	14,555	4,916	(1,926)	668	8,944	620

Net realized and unrealized gain (loss) on investments and foreign currency	323,063,616	114,010,136	273,981,393	32,363,751	48,209,493	26,144,462	3,657,363

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$383,670,760	$128,782,016	$269,469,380	$36,183,880	$54,675,568	$29,168,420	$3,969,478
98 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund – Investment Class
2012	$10.76	$0.15	$1.39	$1.54	$(0.15)	$(0.65)	$–	$(0.80)	$–	$11.50	14.58%	$4,232,988	0.89%	0.89%	0.89%	1.19%	22%
2011	11.65	0.01	(0.50)	(0.49)	(0.02)	(0.38)	–	(0.40)	–	10.76	(4.17)	4,266,754	0.90	0.90	0.90	0.11	20
2010	9.45	0.06	2.19	2.25	(0.05)	–	–	(0.05)	–	11.65	23.86	4,735,403	0.90	0.90	0.90	0.63	25
2009	6.94	0.02	2.50	2.52	(0.01)	–	–	(0.01)	–	9.45	36.28	3,555,507	0.92	0.92	0.92	0.33	23
2008	10.82	0.05	(3.82)	(3.77)	(0.01)	(0.10)	–	(0.11)	–	6.94	(34.78)	2,293,526	0.90	0.89	0.89	0.55	36
Royce Pennsylvania Mutual Fund – Service Class
2012	$10.75	$0.10	$1.40	$1.50	$(0.09)	$(0.65)	$–	$(0.74)	$–	$11.51	14.15%	$473,624	1.24%	1.24%	1.24%	0.90%	22%
2011	11.65	(0.02)	(0.50)	(0.52)	–	(0.38)	–	(0.38)	–	10.75	(4.42)	406,052	1.19	1.19	1.19	(0.18)	20
2010	9.41	0.02	2.20	2.22	–	–	–	–	0.02	11.65	23.80	448,784	1.27	1.27	1.25	0.18	25
2009	6.90	(0.00)	2.49	2.49	–	–	–	–	0.02	9.41	36.38	609,445	1.31	1.31	1.29	(0.05)	23
2008	10.78	0.04	(3.82)	(3.78)	–	(0.10)	–	(0.10)	–	6.90	(35.00)	115,959	1.11	1.11	1.11	0.41	36
Royce Pennsylvania Mutual Fund – Consultant Class
2012	$9.69	$0.01	$1.25	$1.26	$(0.01)	$(0.65)	$–	$(0.66)	$–	$10.29	13.27%	$654,642	1.97%	1.97%	1.97%	0.12%	22%
2011	10.61	(0.09)	(0.45)	(0.54)	–	(0.38)	–	(0.38)	–	9.69	(5.05)	664,778	1.85	1.85	1.85	(0.85)	20
2010	8.65	(0.03)	1.99	1.96	–	–	–	–	–	10.61	22.66	841,525	1.87	1.87	1.87	(0.36)	25
2009	6.40	(0.05)	2.30	2.25	–	–	–	–	–	8.65	35.16	757,734	1.89	1.89	1.89	(0.64)	23
2008	10.09	(0.04)	(3.55)	(3.59)	–	(0.10)	–	(0.10)	–	6.40	(35.52)	635,688	1.88	1.87	1.87	(0.46)	36
Royce Pennsylvania Mutual Fund – Institutional Class [a]
2012	$10.79	$0.13	$1.43	$1.56	$(0.18)	$(0.65)	$–	$(0.83)	$–	$11.52	14.72%	$488,052	0.80%	0.80%	0.80%	1.53%	22%
2011	12.19	0.03	(1.05)	(1.02)	–	(0.38)	–	(0.38)	–	10.79	(8.33)[1]	241,951	0.78 [2]	0.78 [2]	0.78 [2]	0.46 [2]	20
Royce Pennsylvania Mutual Fund – R Class
2012	$10.50	$0.07	$1.35	$1.42	$(0.05)	$(0.65)	$–	$(0.70)	$–	$11.22	13.79%	$32,977	1.50%	1.50%	1.50%	0.70%	22%
2011	11.43	(0.05)	(0.50)	(0.55)	–	(0.38)	–	(0.38)	–	10.50	(4.77)	22,542	1.51	1.51	1.51	(0.47)	20
2010	9.28	0.01	2.14	2.15	(0.00)	–	–	(0.00)	–	11.43	23.21	17,868	1.51	1.51	1.51	0.06	25
2009	6.87	(0.05)	2.46	2.41	–	–	–	–	–	9.28	35.08	9,808	1.95	1.95	1.84	(0.61)	23
2008	10.78	(0.00)	(3.81)	(3.81)	–	(0.10)	–	(0.10)	–	6.87	(35.28)	5,270	1.58	1.57	1.57	(0.03)	36
Royce Pennsylvania Mutual Fund – K Class [b]
2012	$9.68	$0.09	$1.24	$1.33	$(0.07)	$(0.65)	$–	$(0.72)	$–	$10.29	14.04%	$8,849	1.26%	1.26%	1.26%	0.94%	22%
2011	10.57	(0.05)	(0.46)	(0.51)	–	(0.38)	–	(0.38)	–	9.68	(4.78)	5,800	1.55	1.55	1.55	(0.49)	20
2010	8.59	0.00	1.98	1.98	(0.00)	–	–	(0.00)	–	10.57	23.11	3,760	1.61	1.61	1.59	0.01	25
2009	6.34	(0.02)	2.27	2.25	–	–	–	–	–	8.59	35.49	1,920	1.79	1.79	1.59	(0.34)	23
2008	10.00	0.01	(3.57)	(3.56)	–	(0.10)	–	(0.10)	–	6.34	(35.53)[1]	694	12.12 [2]	12.12 [2]	1.59 [2]	0.13 [2]	36
Royce Micro-Cap Fund – Investment Class
2012	$14.55	$0.05	$1.07	$1.12	$(0.01)	$(0.88)	$–	$(0.89)	$–	$14.78	7.93%	$740,364	1.47%	1.47%	1.47%	0.29%	15%
2011	17.57	(0.07)	(2.05)	(2.12)	(0.20)	(0.70)	–	(0.90)	–	14.55	(12.04)	904,168	1.50	1.50	1.50	(0.50)	35
2010	13.71	(0.03)	4.14	4.11	(0.25)	–	–	(0.25)	–	17.57	30.06	1,085,782	1.50	1.50	1.50	(0.27)	36
2009	8.93	(0.06)	5.02	4.96	(0.18)	–	–	(0.18)	–	13.71	55.67	844,859	1.54	1.54	1.54	(0.41)	34
2008	15.72	0.12	(6.58)	(6.46)	–	(0.33)	–	(0.33)	–	8.93	(40.94)	455,077	1.52	1.51	1.51	0.89	43

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 99

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Micro-Cap Fund – Service Class
2012	$14.41	$0.02	$1.06	$1.08	$–	$(0.88)	$–	$(0.88)	$–	$14.61	7.76%	$109,457	1.74%	1.74%	1.66%	0.14%	15%
2011	17.43	(0.10)	(2.04)	(2.14)	(0.18)	(0.70)	–	(0.88)	–	14.41	(12.23)	122,479	1.76	1.76	1.66	(0.65)	35
2010	13.61	(0.08)	4.14	4.06	(0.24)	–	–	(0.24)	–	17.43	29.85	139,911	1.78	1.78	1.66	(0.41)	36
2009	8.87	(0.10)	5.01	4.91	(0.18)	–	–	(0.18)	0.01	13.61	55.49	84,771	1.77	1.77	1.66	(0.53)	34
2008	15.63	0.07	(6.51)	(6.44)	–	(0.33)	–	(0.33)	0.01	8.87	(40.98)	28,245	1.79	1.78	1.66	0.58	43
Royce Micro-Cap Fund – Consultant Class
2012	$13.11	$(0.10)	$0.95	$0.85	$–	$(0.88)	$–	$(0.88)	$–	$13.08	6.77%	$120,871	2.55%	2.55%	2.55%	(0.77)%	15%
2011	15.91	(0.21)	(1.84)	(2.05)	(0.05)	(0.70)	–	(0.75)	–	13.11	(12.86)	134,752	2.42	2.42	2.42	(1.41)	35
2010	12.45	(0.15)	3.74	3.59	(0.13)	–	–	(0.13)	–	15.91	28.85	181,746	2.43	2.43	2.43	(1.20)	36
2009	8.14	(0.13)	4.53	4.40	(0.09)	–	–	(0.09)	–	12.45	54.14	149,454	2.46	2.46	2.46	(1.30)	34
2008	14.51	0.00	(6.04)	(6.04)	–	(0.33)	–	(0.33)	–	8.14	(41.46)	103,038	2.45	2.45	2.45	0.02	43
Royce Premier Fund – Investment Class
2012	$18.52	$0.24	$1.85	$2.09	$(0.24)	$(1.21)	$–	$(1.45)	$–	$19.16	11.45%	$4,629,272	1.06%	1.06%	1.06%	1.19%	7%
2011	20.35	(0.02)	(0.17)	(0.19)	(0.05)	(1.59)	–	(1.64)	–	18.52	(0.86)	4,539,127	1.09	1.09	1.09	(0.11)	18
2010	16.31	(0.01)	4.32	4.31	–	(0.27)	–	(0.27)	–	20.35	26.46	4,961,891	1.12	1.12	1.12	(0.07)	10
2009	12.24	(0.02)	4.09	4.07	–	–	–	–	–	16.31	33.25	3,911,502	1.15	1.15	1.15	(0.14)	14
2008	17.36	0.02	(4.94)	(4.92)	–	(0.20)	–	(0.20)	–	12.24	(28.29)	2,634,045	1.13	1.12	1.12	0.15	11
Royce Premier Fund – Service Class
2012	$18.23	$0.19	$1.81	$2.00	$(0.13)	$(1.21)	$–	$(1.34)	$–	$18.89	11.14%	$560,553	1.33%	1.33%	1.32%	0.92%	7%
2011	20.07	(0.07)	(0.16)	(0.23)	(0.02)	(1.59)	–	(1.61)	–	18.23	(1.07)	628,824	1.34	1.34	1.32	(0.33)	18
2010	16.12	(0.05)	4.27	4.22	–	(0.27)	–	(0.27)	–	20.07	26.22	584,817	1.39	1.39	1.37	(0.30)	10
2009	12.14	(0.06)	4.04	3.98	–	–	–	–	–	16.12	32.78	377,079	1.44	1.44	1.43	(0.41)	14
2008	17.25	(0.01)	(4.91)	(4.92)	–	(0.20)	–	(0.20)	0.01	12.14	(28.41)	209,647	1.37	1.37	1.34	(0.06)	11
Royce Premier Fund – Consultant Class
2012	$16.87	$0.02	$1.69	$1.71	$(0.02)	$(1.21)	$–	$(1.23)	$–	$17.35	10.24%	$60,568	2.12%	2.12%	2.12%	0.13%	7%
2011	18.81	(0.21)	(0.14)	(0.35)	–	(1.59)	–	(1.59)	–	16.87	(1.80)	59,766	2.05	2.05	2.05	(1.07)	18
2010	15.24	(0.17)	4.01	3.84	–	(0.27)	–	(0.27)	–	18.81	25.24	71,686	2.08	2.08	2.08	(1.04)	10
2009	11.55	(0.15)	3.84	3.69	–	–	–	–	–	15.24	31.95	58,241	2.14	2.14	2.14	(1.13)	14
2008	16.57	(0.13)	(4.69)	(4.82)	–	(0.20)	–	(0.20)	–	11.55	(29.04)	28,977	2.12	2.11	2.11	(0.84)	11
Royce Premier Fund – Institutional Class
2012	$18.66	$0.26	$1.87	$2.13	$(0.28)	$(1.21)	$–	$(1.49)	$–	$19.30	11.57%	$866,277	0.98%	0.98%	0.98%	1.30%	7%
2011	20.49	0.00	(0.16)	(0.16)	(0.08	(1.59)	–	(1.67)	–	18.66	(0.73)	813,837	0.97	0.97	0.97	0.02	18
2010	16.40	0.01	4.35	4.36	–	(0.27)	–	(0.27)	–	20.49	26.62	706,870	0.99	0.99	0.99	0.07	10
2009	12.30	(0.00)	4.10	4.10	–	–	–	–	–	16.40	33.33	516,900	1.03	1.03	1.03	(0.01)	14
2008	17.42	0.04	(4.96)	(4.92)	–	(0.20)	–	(0.20)	–	12.30	(28.19)	352,804	1.01	1.01	1.01	0.27	11

100 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund – W Class
2012	$18.57	$0.25	$1.85	$2.10	$(0.26)	$(1.21)	$–	$(1.47)	$–	$19.20	11.46%	$533,763	1.05%	1.05%	1.05%	1.19%	7%
2011	20.40	(0.01)	(0.15)	(0.16)	(0.08)	(1.59)	–	(1.67)	–	18.57	(0.75)	549,648	1.00	1.00	1.00	(0.01)	18
2010	16.33	0.01	4.33	4.34	–	(0.27)	–	(0.27)	–	20.40	26.61	425,397	1.02	1.02	1.02	0.04	10
2009	12.25	(0.01)	4.09	4.08	–	–	–	–	–	16.33	33.31	319,120	1.07	1.07	1.07	(0.06)	14
2008	17.36	0.04	(4.95)	(4.91)	–	(0.20)	–	(0.20)	–	12.25	(28.23)	234,618	1.04	1.04	1.04	0.23	11
Royce Premier Fund – R Class
2012	$17.99	$0.11	$1.80	$1.91	$(0.08)	$(1.21)	$–	$(1.29)	$–	$18.61	10.75%	$28,632	1.68%	1.68%	1.68%	0.57%	7%
2011	19.91	(0.14)	(0.15)	(0.29)	(0.04)	(1.59)	–	(1.63)	–	17.99	(1.38)	23,653	1.66	1.66	1.66	(0.63)	18
2010	16.07	(0.11)	4.22	4.11	–	(0.27)	–	(0.27)	–	19.91	25.61	10,185	1.78	1.78	1.78	(0.64)	10
2009	12.15	(0.12)	4.04	3.92	–	–	–	–	–	16.07	32.26	2,634	2.26	2.26	1.84	(0.83)	14
2008	17.36	(0.08)	(4.93)	(5.01)	–	(0.20)	–	(0.20)	–	12.15	(28.81)	396	3.97	3.97	1.84	(0.54)	11
Royce Premier Fund – K Class [b]
2012	$8.67	$0.08	$0.85	$0.93	$(0.20)	$(1.21)	$–	$(1.41)	$–	$8.19	11.00%	$9,707	1.47%	1.47%	1.47%	0.79%	7%
2011	10.46	(0.05)	(0.09)	(0.14)	(0.06)	(1.59)	–	(1.65)	–	8.67	(1.20)	8,776	1.49	1.49	1.49	(0.46)	18
2010	8.53	(0.04)	2.24	2.20	–	(0.27)	–	(0.27)	–	10.46	25.86	3,845	1.63	1.63	1.59	(0.47)	10
2009	6.44	(0.05)	2.14	2.09	–	–	–	–	–	8.53	32.45	1,551	2.39	2.39	1.59	(0.60)	14
2008	10.00	(0.02)	(3.34)	(3.36)	–	(0.20)	–	(0.20)	–	6.44	(33.51)[1]	35	35.36 [2]	35.36 [2]	1.59 [2]	(0.38)[2]	11
Royce Low-Priced Stock Fund – Investment Class
2012	$14.34	$0.15	$0.50	$0.65	$(0.25)	$(0.91)	$–	$(1.16)	$–	$13.83	4.79%	$255,335	1.26%	1.26%	1.24%	0.86%	8%
2011	18.31	(0.06)	(2.57)	(2.63)	(0.14)	(1.20)	–	(1.34)	–	14.34	(14.37)	276,247	1.26	1.26	1.24	(0.15)	22
2010	14.08	(0.03)	4.50	4.47	(0.10)	(0.14)	–	(0.24)	–	18.31	31.77	148,144	1.26	1.26	1.24	(0.10)	24
2009	9.17	(0.01)	4.96	4.95	(0.04)	–	–	(0.04)	–	14.08	54.04	94,966	1.27	1.27	1.24	(0.14)	22
2008	14.75	0.03	(5.35)	(5.32)	–	(0.27)	–	(0.27)	0.01	9.17	(35.77)	65,004	1.24	1.24	1.24	0.29	39
Royce Low-Priced Stock Fund – Service Class
2012	$14.31	$0.11	$0.49	$0.60	$(0.16)	$(0.91)	$–	$(1.07)	$–	$13.84	4.48%	$1,800,089	1.57%	1.57%	1.49%	0.54%	8%
2011	18.26	(0.06)	(2.60)	(2.66)	(0.09)	(1.20)	–	(1.29)	–	14.31	(14.58)	2,489,189	1.56	1.56	1.49	(0.39)	22
2010	14.05	(0.05)	4.47	4.42	(0.07)	(0.14)	–	(0.21)	–	18.26	31.49	3,456,142	1.60	1.60	1.49	(0.37)	24
2009	9.16	(0.04)	4.95	4.91	(0.02)	–	–	(0.02)	–	14.05	53.58	2,669,235	1.60	1.60	1.49	(0.38)	22
2008	14.78	(0.01)	(5.34)	(5.35)	–	(0.27)	–	(0.27)	–	9.16	(35.97)	1,870,016	1.56	1.55	1.49	(0.10)	39
Royce Low-Priced Stock Fund – Institutional Class
2012	$14.36	$0.16	$0.49	$0.65	$(0.26)	$(0.91)	$–	$(1.17)	$–	$13.84	4.81%	$969,664	1.20%	1.20%	1.20%	0.92%	8%
2011	18.33	(0.01)	(2.61)	(2.62)	(0.15)	(1.20)	–	(1.35)	–	14.36	(14.35)	991,706	1.17	1.17	1.17	(0.07)	22
2010	14.09	(0.02)	4.50	4.48	(0.10)	(0.14)	–	(0.24)	–	18.33	31.82	1,077,659	1.18	1.18	1.18	(0.04)	24
2009	9.18	(0.01)	4.96	4.95	(0.04)	–	–	(0.04)	–	14.09	53.97	673,846	1.24	1.24	1.24	(0.15)	22
2008	14.76	0.03	(5.34)	(5.31)	–	(0.27)	–	(0.27)	–	9.18	(35.75)	553,070	1.18	1.18	1.18	0.22	39

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 101

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Low-Priced Stock Fund – R Class
2012	$14.05	$0.04	$0.50	$0.54	$(0.10)	$(0.91)	$–	$(1.01)	$–	$13.58	4.10%	$5,823	2.05%	2.05%	1.84%	0.22%	8%
2011	18.05	(0.19)	(2.49)	(2.68)	(0.12)	(1.20)	–	(1.32)	–	14.05	(14.86)	7,337	1.95	1.95	1.84	(0.72)	22
2010	13.95	(0.12)	4.44	4.32	(0.08)	(0.14)	–	(0.22)	–	18.05	31.00	2,925	2.21	2.21	1.84	(0.67)	24
2009	9.11	(0.09)	4.92	4.83	(0.00)	–	–	(0.00)	0.01	13.95	53.13	1,134	3.02	3.02	1.84	(0.76)	22
2008	14.76	(0.05)	(5.33)	(5.38)	–	(0.27)	–	(0.27)	–	9.11	(36.22)	74	10.95	10.94	1.84	(0.42)	39
Royce Low-Priced Stock Fund – K Class [b]
2012	$8.65	$0.07	$0.27	$0.34	$(0.18)	$(0.91)	$–	$(1.09)	$–	$7.90	4.42%	$6,253	1.71%	1.71%	1.59%	0.40%	8%
2011	11.70	(0.08)	(1.63)	(1.71)	(0.14)	(1.20)	–	(1.34)	–	8.65	(14.71)	8,719	1.68	1.68	1.59	(0.48)	22
2010	9.09	(0.08)	2.93	2.85	(0.10)	(0.14)	–	(0.24)	–	11.70	31.44	4,782	1.78	1.78	1.59	(0.40)	24
2009	5.95	(0.10)	3.28	3.18	(0.04)	–	–	(0.04)	–	9.09	53.45	676	4.75	4.75	1.59	(0.44)	22
2008	10.00	(0.01)	(3.77)	(3.78)	–	(0.27)	–	(0.27)	–	5.95	(37.47)[1]	30	40.19 [2]	40.19 [2]	1.59 [2]	(0.19)[2]	39
Royce Total Return Fund – Investment Class
2012	$12.68	$0.26	$1.54	$1.80	$(0.23)	$(0.62)	$–	$(0.85)	$–	$13.63	14.42%	$3,044,664	1.10%	1.10%	1.10%	1.89%	17%
2011	13.17	0.15	(0.37)	(0.22)	(0.12)	(0.15)	–	(0.27)	–	12.68	(1.68)	3,106,208	1.12	1.12	1.12	1.10	21
2010	10.81	0.19	2.32	2.51	(0.15)	–	–	(0.15)	–	13.17	23.47	3,562,002	1.14	1.14	1.14	1.64	15
2009	8.70	0.16	2.09	2.25	(0.14)	–	–	(0.14)	–	10.81	26.22	3,077,099	1.17	1.17	1.17	1.74	20
2008	12.93	0.20	(4.20)	(4.00)	(0.23)	(0.00)	–	(0.23)	–	8.70	(31.17)	2,577,031	1.12	1.12	1.12	1.69	25
Royce Total Return Fund – Service Class
2012	$12.71	$0.22	$1.55	$1.77	$(0.14)	$(0.62)	$–	$(0.76)	$–	$13.72	14.11%	$264,528	1.39%	1.39%	1.39%	1.58%	17%
2011	13.19	0.11	(0.38)	(0.27)	(0.06)	(0.15)	–	(0.21)	–	12.71	(2.01)	282,704	1.41	1.41	1.41	0.82	21
2010	10.81	0.16	2.32	2.48	(0.10)	–	–	(0.10)	–	13.19	23.11	295,656	1.42	1.42	1.42	1.39	15
2009	8.67	0.14	2.09	2.23	(0.10)	–	–	(0.10)	0.01	10.81	26.16	215,939	1.42	1.42	1.42	1.49	20
2008	12.82	0.17	(4.16)	(3.99)	(0.18)	(0.00)	–	(0.18)	0.02	8.67	(31.17)	155,644	1.37	1.37	1.34	1.49	25
Royce Total Return Fund – Consultant Class
2012	$12.77	$0.11	$1.56	$1.67	$(0.01)	$(0.62)	$–	$(0.63)	$–	$13.81	13.19%	$331,116	2.20%	2.20%	2.20%	0.80%	17%
2011	13.27	0.02	(0.37)	(0.35)	–	(0.15)	–	(0.15)	–	12.77	(2.64)	328,610	2.07	2.07	2.07	0.15	21
2010	10.90	0.08	2.33	2.41	(0.04)	–	–	(0.04)	–	13.27	22.18	391,886	2.09	2.09	2.09	0.68	15
2009	8.76	0.07	2.12	2.19	(0.05)	–	–	(0.05)	–	10.90	25.12	366,367	2.12	2.12	2.12	0.78	20
2008	12.91	0.08	(4.18)	(4.10)	(0.05)	(0.00)	–	(0.05)	–	8.76	(31.83)	354,384	2.09	2.08	2.08	0.71	25
Royce Total Return Fund – Institutional Class
2012	$12.64	$0.27	$1.54	$1.81	$(0.28)	$(0.62)	$–	$(0.90)	$–	$13.55	14.48%	$408,551	1.02%	1.02%	1.02%	2.02%	17%
2011	13.14	0.16	(0.37)	(0.21)	(0.14)	(0.15)	–	(0.29)	–	12.64	(1.55)	390,277	1.00	1.00	1.00	1.26	21
2010	10.80	0.21	2.31	2.52	(0.18)	–	–	(0.18)	–	13.14	23.56	356,038	1.01	1.01	1.01	1.79	15
2009	8.70	0.17	2.09	2.26	(0.16)	–	–	(0.16)	–	10.80	26.41	264,041	1.04	1.04	1.04	1.87	20
2008	12.95	0.20	(4.19)	(3.99)	(0.26)	(0.00)	–	(0.26)	–	8.70	(31.09)	191,014	1.00	0.99	0.99	1.82	25

102 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Total Return Fund – W Class
2012	$12.69	$0.26	$1.54	$1.80	$(0.25)	$(0.62)	$–	$(0.87)	$–	$13.62	14.41%	$171,603	1.12%	1.12%	1.12%	1.97%	17%
2011	13.19	0.16	(0.37)	(0.21)	(0.14)	(0.15)	–	(0.29)	–	12.69	(1.58)	132,488	1.05	1.05	1.05	1.27	21
2010	10.83	0.20	2.32	2.52	(0.16)	–	–	(0.16)	–	13.19	23.44	75,063	1.09	1.09	1.09	1.74	15
2009	8.71	0.16	2.10	2.26	(0.14)	–	–	(0.14)	–	10.83	26.28	48,058	1.13	1.13	1.13	1.78	20
2008	12.95	0.23	(4.23)	(4.00)	(0.24)	(0.00)	–	(0.24)	–	8.71	(31.18)	65,260	1.08	1.08	1.08	1.66	25
Royce Total Return Fund – R Class
2012	$12.79	$0.18	$1.55	$1.73	$(0.08)	$(0.62)	$–	$(0.70)	$–	$13.82	13.66%	$48,797	1.74%	1.74%	1.74%	1.36%	17%
2011	13.28	0.08	(0.38)	(0.30)	(0.04)	(0.15)	–	(0.19)	–	12.79	(2.23)	34,695	1.68	1.68	1.68	0.62	21
2010	10.88	0.15	2.32	2.47	(0.07)	–	–	(0.07)	–	13.28	22.76	20,011	1.71	1.71	1.71	1.20	15
2009	8.74	0.10	2.10	2.20	(0.06)	–	–	(0.06)	–	10.88	25.43	6,450	1.85	1.85	1.84	1.05	20
2008	12.93	0.11	(4.19)	(4.08)	(0.11)	(0.00)	–	(0.11)	–	8.74	(31.67)	2,946	2.03	2.02	1.84	1.10	25
Royce Total Return Fund – K Class [c]
2012	$9.90	$0.17	$1.21	$1.38	$(0.13)	$(0.62)	$–	$(0.75)	$–	$10.53	14.08%	$163,412	1.43%	1.43%	1.43%	1.51%	17%
2011	10.31	0.09	(0.30)	(0.21)	(0.05)	(0.15)	–	(0.20)	–	9.90	(1.97)	177,812	1.44	1.44	1.44	0.90	21
2010	8.47	0.13	1.81	1.94	(0.10)	–	–	(0.10)	–	10.31	23.08	95,319	1.43	1.43	1.43	1.46	15
2009	6.81	0.11	1.63	1.74	(0.08)	–	–	(0.08)	–	8.47	25.89	43,281	1.42	1.42	1.42	1.44	20
2008	10.00	0.02	(3.07)	(3.05)	(0.14)	(0.00)	–	(0.14)	–	6.81	(30.56)[1]	14,064	1.46 [2]	1.46 [2]	1.46 [2]	1.81 [2]	25
Royce Heritage Fund – Investment Class
2012	$13.07	$0.10	$1.80	$1.90	$(0.13)	$(0.36)	$–	$(0.49)	$–	$14.48	14.70%	$40,374	1.20%	1.20%	1.20%	0.94%	39%
2011	15.10	0.01	(1.41)	(1.40)	(0.05)	(0.59)	–	(0.64)	0.01	13.07	(9.16)	21,088	1.22	1.22	1.22	0.15	51
2010	12.12	0.04	3.31	3.35	(0.08)	(0.29)	–	(0.37)	–	15.10	27.71	13,313	1.25	1.25	1.24	0.35	66
2009	7.97	0.02	4.13	4.15	–	–	–	–	–	12.12	52.07	10,052	1.34	1.34	1.24	0.19	59
2008	12.88	0.04	(4.70)	(4.66)	–	(0.25)	–	(0.25)	–	7.97	(36.07)	5,522	1.39	1.38	1.24	0.40	128
Royce Heritage Fund – Service Class
2012	$13.00	$0.08	$1.78	$1.86	$(0.05)	$(0.36)	$–	$(0.41)	$–	$14.45	14.39%	$203,112	1.46%	1.46%	1.45%	0.56%	39%
2011	15.03	(0.01)	(1.40)	(1.41)	(0.03)	(0.59)	–	(0.62)	–	13.00	(9.39)	218,770	1.47	1.47	1.44	(0.07)	51
2010	12.07	0.03	3.28	3.31	(0.06)	(0.29)	–	(0.35)	–	15.03	27.50	243,822	1.47	1.47	1.38	0.21	66
2009	7.95	(0.00)	4.12	4.12	–	–	–	–	–	12.07	51.82	182,690	1.51	1.51	1.42	(0.02)	59
2008	12.88	0.02	(4.70)	(4.68)	–	(0.25)	–	(0.25)	–	7.95	(36.22)	78,526	1.50	1.49	1.49	0.14	128
Royce Heritage Fund – Consultant Class
2012	$10.64	$(0.04)	$1.44	$1.40	$–	$(0.36)	$–	$(0.36)	$–	$11.68	13.30%	$13,909	2.41%	2.41%	2.41%	(0.39)%	39%
2011	12.50	(0.11)	(1.16)	(1.27)	–	(0.59)	–	(0.59)	–	10.64	(10.14)	13,850	2.28	2.28	2.28	(0.91)	51
2010	10.14	(0.08)	2.73	2.65	–	(0.29)	–	(0.29)	–	12.50	26.22	12,801	2.36	2.36	2.36	(0.77)	66
2009	6.75	(0.09)	3.48	3.39	–	–	–	–	–	10.14	50.22	7,485	2.55	2.55	2.49	(1.05)	59
2008	11.10	(0.08)	(4.03)	(4.11)	–	(0.25)	–	(0.25)	0.01	6.75	(36.81)	4,609	2.69	2.68	2.49	(0.86)	128

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 103

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Heritage Fund – R Class [b]
2012	$9.87	$0.02	$1.34	$1.36	$(0.01)	$(0.36)	$–	$(0.37)	$–	$10.86	13.88%	$4,832	1.95%	1.95%	1.84%	0.17%	39%
2011	11.63	(0.06)	(1.07)	(1.13)	(0.04)	(0.59)	–	(0.63)	–	9.87	(9.73)	4,081	1.90	1.90	1.84	(0.45)	51
2010	9.43	(0.03)	2.55	2.52	(0.03)	(0.29)	–	(0.32)	–	11.63	26.84	1,909	2.22	2.22	1.84	(0.25)	66
2009	6.23	(0.05)	3.25	3.20	–	–	–	–	–	9.43	51.36	832	4.03	4.03	1.84	(0.56)	59
2008	10.00	(0.01)	(3.51)	(3.52)	–	(0.25)	–	(0.25)	–	6.23	(35.05)[1]	65	19.77 [2]	19.76 [2]	1.84 [2]	(0.27)[2]	128
Royce Heritage Fund – K Class [b]
2012	$9.93	$0.04	$1.36	$1.40	$(0.07)	$(0.36)	$–	$(0.43)	$–	$10.90	14.22%	$7,077	1.61%	1.61%	1.59%	0.42%	39%
2011	11.68	(0.04)	(1.08)	(1.12)	(0.04)	(0.59)	–	(0.63)	–	9.93	(9.53)	7,787	1.66	1.66	1.59	(0.24)	51
2010	9.46	(0.03)	2.60	2.57	(0.06)	(0.29)	–	(0.35)	–	11.68	27.29	5,214	1.67	1.67	1.59	(0.00)	66
2009	6.24	(0.02)	3.24	3.22	–	–	–	–	–	9.46	51.60	287	5.82	5.82	1.59	(0.26)	59
2008	10.00	(0.00)	(3.51)	(3.51)	–	(0.25)	–	(0.25)	–	6.24	(34.95)[1]	65	19.53 [2]	19.53 [2]	1.59 [2]	(0.02)[2]	128
Royce Opportunity Fund – Investment Class
2012	$10.32	$0.00	$2.30	$2.30	$–	$(0.67)	$–	$(0.67)	$–	$11.95	22.59%	$921,473	1.13%	1.13%	1.13%	0.02%	34%
2011	12.08	(0.04)	(1.53)	(1.57)	–	(0.19)	–	(0.19)	–	10.32	(12.95)	878,824	1.16	1.16	1.16	(0.38)	35
2010	9.03	(0.04)	3.09	3.05	–	–	–	–	–	12.08	33.78	1,170,607	1.17	1.17	1.17	(0.44)	47
2009	5.57	(0.03)	3.49	3.46	(0.00)	–	–	(0.00)	–	9.03	62.14	836,268	1.22	1.22	1.22	(0.43)	44
2008	11.02	0.06	(5.12)	(5.06)	(0.05)	(0.34)	–	(0.39)	–	5.57	(45.73)	581,860	1.17	1.17	1.17	0.63	52
Royce Opportunity Fund – Service Class
2012	$10.03	$(0.04)	$2.23	$2.19	$–	$(0.67)	$–	$(0.67)	$–	$11.55	22.14%	$205,084	1.46%	1.46%	1.46%	(0.32)%	34%
2011	11.78	(0.08)	(1.49)	(1.57)	–	(0.19)	–	(0.19)	0.01	10.03	(13.20)	160,496	1.48	1.48	1.48	(0.73)	35
2010	8.83	(0.08)	3.03	2.95	–	–	–	–	–	11.78	33.41	312,728	1.46	1.46	1.46	(0.78)	47
2009	5.46	(0.05)	3.42	3.37	–	–	–	–	–	8.83	61.72	298,410	1.47	1.47	1.47	(0.69)	44
2008	10.80	0.04	(5.00)	(4.96)	(0.04)	(0.34)	–	(0.38)	–	5.46	(45.76)	162,607	1.41	1.41	1.34	0.40	52
Royce Opportunity Fund – Consultant Class
2012	$9.67	$(0.13)	$2.14	$2.01	$–	$(0.67)	$–	$(0.67)	$–	$11.01	21.09%	$11,930	2.36%	2.36%	2.36%	(1.22)%	34%
2011	11.46	(0.15)	(1.45)	(1.60)	–	(0.19)	–	(0.19)	–	9.67	(13.91)	11,884	2.24	2.24	2.24	(1.44)	35
2010	8.66	(0.15)	2.95	2.80	–	–	–	–	–	11.46	32.33	13,126	2.29	2.29	2.29	(1.56)	47
2009	5.42	(0.11)	3.35	3.24	–	–	–	–	–	8.66	59.78	7,500	2.45	2.45	2.45	(1.66)	44
2008	10.78	(0.07)	(4.95)	(5.02)	–	(0.34)	–	(0.34)	–	5.42	(46.40)	4,707	2.48	2.47	2.47	(0.74)	52
Royce Opportunity Fund – Institutional Class
2012	$10.40	$0.01	$2.32	$2.33	$–	$(0.67)	$–	$(0.67)	$–	$12.06	22.70%	$689,939	1.04%	1.04%	1.04%	0.11%	34%
2011	12.16	(0.03)	(1.54)	(1.57)	–	(0.19)	–	(0.19)	–	10.40	(12.86)	574,826	1.03	1.03	1.03	(0.24)	35
2010	9.07	(0.03)	3.12	3.09	–	–	–	–	–	12.16	34.07	702,220	1.04	1.04	1.04	(0.32)	47
2009	5.60	(0.02)	3.50	3.48	(0.01)	–	–	(0.01)	–	9.07	62.23	502,300	1.04	1.04	1.04	(0.26)	44
2008	11.09	0.05	(5.13)	(5.08)	(0.07)	(0.34)	–	(0.41)	–	5.60	(45.66)	310,272	1.04	1.04	1.04	0.60	52

104 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Opportunity Fund – R Class
2012	$9.98	$(0.07)	$2.22	$2.15	$–	$(0.67)	$–	$(0.67)	$–	$11.46	21.85%	$6,612	2.01%	2.01%	1.84%	(0.62)%	34%
2011	11.78	(0.10)	(1.51)	(1.61)	–	(0.19)	–	(0.19)	–	9.98	(13.62)	3,088	2.03	2.03	1.84	(0.98)	35
2010	8.86	(0.11)	3.03	2.92	–	–	–	–	–	11.78	32.96	1,407	2.88	2.88	1.84	(1.06)	47
2009	5.50	(0.07)	3.43	3.36	–	–	–	–	–	8.86	61.09	341	9.91	9.91	1.84	(1.05)	44
2008	11.02	(0.06)	(5.08)	(5.14)	(0.04)	(0.34)	–	(0.38)	–	5.50	(46.50)	64	18.28	18.27	1.84	(0.04)	52
Royce Opportunity Fund – K Class [b]
2012	$9.33	$(0.04)	$2.08	$2.04	$–	$(0.67)	$–	$(0.67)	$–	$10.70	22.19%	$8,828	1.52%	1.52%	1.52%	(0.36)%	34%
2011	10.98	(0.07)	(1.39)	(1.46)	–	(0.19)	–	(0.19)	–	9.33	(13.25)	6,484	1.46	1.46	1.46	(0.68)	35
2010	8.24	(0.07)	2.81	2.74	–	–	–	–	–	10.98	33.25	6,657	1.63	1.63	1.59	(0.76)	47
2009	5.11	(0.06)	3.19	3.13	–	–	–	–	–	8.24	61.25	286	6.85	6.85	1.59	(0.86)	44
2008	10.00	(0.00)	(4.51)	(4.51)	(0.04)	(0.34)	–	(0.38)	–	5.11	(44.92)[1]	24	44.39 [2]	44.39 [2]	1.59 [2]	(0.06)[2]	52
Royce Special Equity Fund – Investment Class
2012	$19.70	$0.46	$2.53	$2.99	$(0.46)	$(1.10)	$–	$(1.56)	$–	$21.13	15.36%	$2,048,091	1.13%	1.13%	1.13%	2.20%	31%
2011	20.87	0.05	(0.05)	0.00	(0.09)	(1.08)	–	(1.17)	–	19.70	0.08	1,677,393	1.15	1.15	1.15	0.23	23
2010	17.50	0.14	3.29	3.43	(0.06)	–	–	(0.06)	–	20.87	19.61	1,487,632	1.17	1.16	1.16	0.78	21
2009	13.69	0.07	3.80	3.87	(0.07)	–	–	(0.07)	0.01	17.50	28.38	842,678	1.17	1.17	1.17	0.62	10
2008	18.27	0.21	(3.83)	(3.62)	(0.21)	(0.75)	–	(0.96)	–	13.69	(19.62)	316,558	1.15	1.15	1.15	1.32	27
Royce Special Equity Fund – Service Class
2012	$19.66	$0.42	$2.52	$2.94	$(0.38)	$(1.10)	$–	$(1.48)	$–	$21.12	15.10%	$250,915	1.43%	1.43%	1.39%	1.90%	31%
2011	20.83	0.00	(0.05)	(0.05)	(0.05)	(1.08)	–	(1.13)	0.01	19.66	(0.12)	216,143	1.45	1.45	1.39	0.00	23
2010	17.48	0.10	3.27	3.37	(0.03)	–	–	(0.03)	0.01	20.83	19.33	160,870	1.48	1.48	1.39	0.56	21
2009	13.69	(0.00)	3.84	3.84	(0.06)	–	–	(0.06)	0.01	17.48	28.11	72,360	1.52	1.52	1.39	0.29	10
2008	18.28	0.11	(3.77)	(3.66)	(0.19)	(0.75)	–	(0.94)	0.01	13.69	(19.74)	9,549	1.83	1.82	1.35	1.27	27
Royce Special Equity Fund – Consultant Class
2012	$18.88	$0.23	$2.42	$2.65	$(0.23)	$(1.10)	$–	$(1.33)	$–	$20.20	14.20%	$57,755	2.18%	2.18%	2.18%	1.13%	31%
2011	20.16	(0.15)	(0.05)	(0.20)	–	(1.08)	–	(1.08)	–	18.88	(0.93)	50,253	2.16	2.16	2.16	(0.77)	23
2010	17.03	(0.04)	3.17	3.13	–	–	–	–	–	20.16	18.38	38,497	2.17	2.17	2.17	(0.22)	21
2009	13.42	(0.06)	3.67	3.61	–	–	–	–	–	17.03	26.90	20,891	2.23	2.23	2.23	(0.41)	10
2008	17.87	0.03	(3.72)	(3.69)	(0.01)	(0.75)	–	(0.76)	–	13.42	(20.46)	11,460	2.26	2.26	2.26	0.18	27
Royce Special Equity Fund – Institutional Class
2012	$19.63	$0.49	$2.51	$3.00	$(0.51)	$(1.10)	$–	$(1.61)	$–	$21.02	15.46%	$571,388	1.02%	1.02%	1.02%	2.28%	31%
2011	20.79	0.07	(0.03)	0.04	(0.12)	(1.08)	–	(1.20)	–	19.63	0.25	481,855	1.03	1.03	1.03	0.36	23
2010	17.44	0.16	3.27	3.43	(0.08)	–	–	(0.08)	–	20.79	19.69	445,168	1.04	1.04	1.04	0.91	21
2009	13.65	0.11	3.77	3.88	(0.09)	–	–	(0.09)	–	17.44	28.42	280,253	1.05	1.05	1.05	0.81	10
2008	18.22	0.21	(3.80)	(3.59)	(0.23)	(0.75)	–	(0.98)	–	13.65	(19.52)	161,840	1.05	1.05	1.05	1.43	27

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 105

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Fund – Investment Class
2012	$10.97	$0.15	$0.92	$1.07	$(0.14)	$(0.53)	$–	$(0.67)	$–	$11.37	9.88%	$206,316	1.19%	1.19%	1.19%	1.22%	25%
2011	12.70	0.00	(0.92)	(0.92)	(0.07)	(0.75)	–	(0.82)	0.01	10.97	(7.17)	218,126	1.17	1.17	1.17	0.09	35
2010	10.16	0.03	2.55	2.58	(0.04)	–	–	(0.04)	–	12.70	25.42	115,007	1.16	1.16	1.16	0.32	35
2009	7.00	0.01	3.15	3.16	–	–	–	–	–	10.16	45.14	67,249	1.14	1.14	1.14	0.06	49
2008	10.62	(0.01)	(3.61)	(3.62)	–	–	–	–	–	7.00	(34.09)	18,993	1.16	1.16	1.16	(0.06)	41
Royce Value Fund – Service Class
2012	$10.94	$0.12	$0.91	$1.03	$(0.10)	$(0.53)	$–	$(0.63)	$–	$11.34	9.56%	$831,673	1.45%	1.45%	1.45%	0.90%	25%
2011	12.65	(0.03)	(0.92)	(0.95)	(0.02)	(0.75)	–	(0.77)	0.01	10.94	(7.41)	1,083,903	1.45	1.45	1.44	(0.23)	35
2010	10.13	0.00	2.53	2.53	(0.01)	–	–	(0.01)	–	12.65	24.97	1,415,766	1.46	1.46	1.44	0.04	35
2009	7.00	(0.03)	3.16	3.13	–	–	–	–	–	10.13	44.71	1,178,806	1.47	1.47	1.45	(0.31)	49
2008	10.64	(0.03)	(3.62)	(3.65)	–	–	–	–	0.01	7.00	(34.21)	704,406	1.45	1.45	1.45	(0.34)	41
Royce Value Fund – Consultant Class
2012	$10.46	$0.02	$0.89	$0.91	$(0.03)	$(0.53)	$–	$(0.56)	$–	$10.81	8.77%	$33,480	2.26%	2.26%	2.26%	0.15%	25%
2011	12.21	(0.11)	(0.89)	(1.00)	–	(0.75)	–	(0.75)	–	10.46	(8.20)	36,104	2.17	2.17	2.17	(0.94)	35
2010	9.84	(0.07)	2.44	2.37	–	–	–	–	–	12.21	24.09	35,167	2.18	2.18	2.18	(0.69)	35
2009	6.85	(0.09)	3.08	2.99	–	–	–	–	–	9.84	43.65	27,625	2.23	2.23	2.23	(1.09)	49
2008	10.50	(0.11)	(3.54)	(3.65)	–	–	–	–	–	6.85	(34.76)	15,915	2.29	2.28	2.28	(1.18)	41
Royce Value Fund – Institutional Class
2012	$10.98	$0.17	$0.92	$1.09	$(0.16)	$(0.53)	$–	$(0.69)	$–	$11.38	10.04%	$202,643	1.05%	1.05%	1.05%	1.41%	25%
2011	12.71	0.03	(0.94)	(0.91)	(0.07)	(0.75)	–	(0.82)	–	10.98	(7.12)	190,591	1.04	1.04	1.04	0.19	35
2010	10.17	0.05	2.54	2.59	(0.05)	–	–	(0.05)	–	12.71	25.52	219,111	1.04	1.04	1.04	0.45	35
2009	7.00	0.01	3.16	3.17	–	–	–	–	–	10.17	45.29	167,215	1.04	1.04	1.04	0.10	49
2008	10.61	0.00	(3.61)	(3.61)	–	–	–	–	–	7.00	(34.02)	114,244	1.04	1.04	1.04	0.03	41
Royce Value Fund – R Class
2012	$10.78	$0.07	$0.91	$0.98	$(0.07)	$(0.53)	$–	$(0.60)	$–	$11.16	9.18%	$37,679	1.85%	1.85%	1.85%	0.59%	25%
2011	12.54	(0.06)	(0.91)	(0.97)	(0.04)	(0.75)	–	(0.79)	–	10.78	(7.75)	34,151	1.68	1.68	1.68	(0.44)	35
2010	10.05	(0.02)	2.51	2.49	(0.00)	–	–	(0.00)	–	12.54	24.81	26,524	1.68	1.67	1.67	(0.16)	35
2009	6.97	(0.06)	3.14	3.08	–	–	–	–	–	10.05	44.19	6,114	2.08	2.08	1.84	(0.68)	49
2008	10.63	(0.06)	(3.62)	(3.68)	–	–	–	–	0.02	6.97	(34.43)	326	6.72	6.71	1.84	(0.68)	41
Royce Value Fund – K Class [b]
2012	$8.95	$0.09	$0.75	$0.84	$(0.12)	$(0.53)	$–	$(0.65)	$–	$9.14	9.49%	$18,209	1.53%	1.53%	1.53%	0.98%	25%
2011	10.54	(0.03)	(0.77)	(0.80)	(0.04)	(0.75)	–	(0.79)	–	8.95	(7.54)	14,079	1.54	1.54	1.54	(0.33)	35
2010	8.46	(0.00)	2.10	2.10	(0.02)	–	–	(0.02)	–	10.54	24.82	13,195	1.50	1.50	1.50	0.01	35
2009	5.91	(0.03)	2.58	2.55	–	–	–	–	–	8.46	43.15	4,721	1.73	1.73	1.59	(0.43)	49
2008	10.00	(0.01)	(4.08)	(4.09)	–	–	–	–	–	5.91	(40.90)[1]	1,550	9.63 [2]	9.63 [2]	1.59 [2]	(0.35)[2]	41

106 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Plus Fund – Investment Class
2012	$12.04	$(0.02)	$1.88	$1.86	$–	$–	$–	$–	$–	$13.90	15.45%	$228,016	1.27%	1.27%	1.27%	(0.14)%	32%
2011	13.52	(0.06)	(1.27)	(1.33)	(0.15)	–	–	(0.15)	–	12.04	(9.79)	298,073	1.13	1.13	1.13	(0.42)	49
2010	11.31	(0.02)	2.31	2.29	(0.08)	–	–	(0.08)	–	13.52	20.25	305,161	1.08	1.08	1.08	(0.14)	48
2009	7.97	0.01	3.33	3.34	–	–	–	–	–	11.31	41.91	261,906	1.06	1.06	1.06	0.13	39
2008	13.80	(0.02)	(5.63)	(5.65)	–	(0.18)	–	(0.18)	–	7.97	(40.88)	122,043	1.07	1.07	1.07	(0.15)	42
Royce Value Plus Fund – Service Class
2012	$12.00	$(0.04)	$1.87	$1.83	$–	$–	$–	$–	$–	$13.83	15.25%	$966,735	1.45%	1.45%	1.44%	(0.33)%	32%
2011	13.42	(0.08)	(1.26)	(1.34)	(0.08)	–	–	(0.08)	–	12.00	(9.98)	1,417,973	1.44	1.44	1.42	(0.74)	49
2010	11.24	(0.06)	2.27	2.21	(0.03)	–	–	(0.03)	–	13.42	19.70	2,454,325	1.44	1.44	1.42	(0.53)	48
2009	7.95	(0.02)	3.31	3.29	–	–	–	–	–	11.24	41.38	2,505,017	1.47	1.47	1.45	(0.25)	39
2008	13.81	(0.06)	(5.62)	(5.68)	–	(0.18)	–	(0.18)	–	7.95	(41.07)	1,709,764	1.44	1.43	1.43	(0.53)	42
Royce Value Plus Fund – Consultant Class
2012	$11.60	$(0.15)	$1.79	$1.64	$–	$–	$–	$–	$–	$13.24	14.14%	$19,618	2.37%	2.37%	2.37%	(1.21)%	32%
2011	12.99	(0.19)	(1.20)	(1.39)	–	–	–	–	–	11.60	(10.70)	20,245	2.19	2.19	2.19	(1.50)	49
2010	10.93	(0.14)	2.20	2.06	–	–	–	–	–	12.99	18.85	30,279	2.16	2.16	2.16	(1.26)	48
2009	7.79	(0.09)	3.23	3.14	–	–	–	–	–	10.93	40.31	31,154	2.20	2.20	2.20	(0.98)	39
2008	13.65	(0.15)	(5.53)	(5.68)	–	(0.18)	–	(0.18)	–	7.79	(41.55)	26,024	2.21	2.21	2.21	(1.30)	42
Royce Value Plus Fund – Institutional Class
2012	$12.05	$0.01	$1.88	$1.89	$–	$–	$–	$–	$–	$13.94	15.68%	$216,572	1.06%	1.06%	1.06%	0.08%	32%
2011	13.52	(0.01)	(1.30)	(1.31)	(0.16)	–	–	(0.16)	–	12.05	(9.70)	261,425	1.05	1.05	1.05	(0.36)	49
2010	11.31	(0.01)	2.30	2.29	(0.08)	–	–	(0.08)	–	13.52	20.25	425,911	1.04	1.04	1.04	(0.12)	48
2009	7.97	0.01	3.33	3.34	–	–	–	–	–	11.31	41.91	357,734	1.06	1.06	1.06	0.08	39
2008	13.80	(0.01)	(5.64)	(5.65)	–	(0.18)	–	(0.18)	–	7.97	(40.88)	143,315	1.04	1.04	1.04	(0.13)	42
Royce Value Plus Fund – R Class
2012	$11.77	$(0.09)	$1.83	$1.74	$–	$–	$–	$–	$–	$13.51	14.78%	$1,221	2.35%	2.35%	1.84%	(0.66)%	32%
2011	13.24	(0.15)	(1.23)	(1.38)	(0.09)	–	–	(0.09)	–	11.77	(10.40)	1,079	2.45	2.45	1.84	(1.12)	49
2010	11.13	(0.11)	2.26	2.15	(0.04)	–	–	(0.04)	–	13.24	19.34	942	2.75	2.75	1.84	(0.90)	48
2009	7.91	(0.06)	3.28	3.22	–	–	–	–	–	11.13	40.71	642	3.76	3.76	1.84	(0.70)	39
2008	13.80	(0.09)	(5.62)	(5.71)	–	(0.18)	–	(0.18)	–	7.91	(41.31)	331	6.62	6.62	1.84	(0.92)	42
Royce Value Plus Fund – K Class [b]
2012	$8.78	$(0.04)	$1.36	$1.32	$–	$–	$–	$–	$–	$10.10	15.03%	$486	2.96%	2.96%	1.59%	(0.45)%	32%
2011	9.77	(0.08)	(0.91)	(0.99)	–	–	–	–	–	8.78	(10.13)	501	1.86	1.86	1.59	(0.86)	49
2010	8.22	(0.06)	1.67	1.61	(0.06)	–	–	(0.06)	–	9.77	19.55	1,851	1.88	1.88	1.59	(0.67)	48
2009	5.82	(0.03)	2.43	2.40	–	–	–	–	–	8.22	41.24	1,363	2.46	2.45	1.59	(0.38)	39
2008	10.00	(0.04)	(3.96)	(4.00)	–	(0.18)	–	(0.18)	–	5.82	(39.91)[1]	31	39.36 [2]	39.36 [2]	1.59 [2]	(0.75)[2]	42

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 107

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce 100 Fund – Investment Class
2012	$8.74	$0.12	$0.88	$1.00	$(0.15)	$(0.74)	$–	$(0.89)	$–	$8.85	11.78%	$68,395	1.19%	1.19%	1.19%	1.31%	13%
2011	9.82	(0.03)	(0.60)	(0.63)	(0.00)	(0.45)	–	(0.45)	–	8.74	(6.31)	63,012	1.17	1.17	1.17	(0.27)	27
2010	7.94	0.03	1.96	1.99	–	(0.11)	–	(0.11)	–	9.82	25.06	66,011	1.17	1.17	1.17	0.33	27
2009	5.74	0.00	2.20	2.20	–	–	–	–	–	7.94	38.33	35,165	1.22	1.22	1.22	0.03	42
2008	8.23	0.01	(2.41)	(2.40)	–	(0.09)	–	(0.09)	–	5.74	(29.13)	15,748	1.39	1.39	1.24	0.21	72
Royce 100 Fund – Service Class
2012	$8.67	$0.11	$0.86	$0.97	$(0.09)	$(0.74)	$–	$(0.83)	$–	$8.81	11.52%	$220,674	1.46%	1.46%	1.42%	1.03%	13%
2011	9.76	(0.05)	(0.59)	(0.64)	–	(0.45)	–	(0.45)	–	8.67	(6.52)	310,825	1.47	1.47	1.42	(0.53)	27
2010	7.91	0.00	1.96	1.96	–	(0.11)	–	(0.11)	–	9.76	24.77	366,184	1.50	1.50	1.46	0.03	27
2009	5.73	(0.01)	2.19	2.18	–	–	–	–	–	7.91	38.05	197,607	1.54	1.54	1.49	(0.19)	42
2008	8.22	(0.01)	(2.40)	(2.41)	–	(0.09)	–	(0.09)	0.01	5.73	(29.17)	43,882	1.57	1.56	1.49	(0.10)	72
Royce 100 Fund – R Class [b]
2012	$10.46	$0.05	$1.07	$1.12	$–	$(0.74)	$–	$(0.74)	$–	$10.84	10.95%	$2,554	2.57%	2.57%	1.84%	0.46%	13%
2011	11.72	(0.10)	(0.71)	(0.81)	–	(0.45)	–	(0.45)	–	10.46	(6.88)	3,469	2.70	2.69	1.84	(0.88)	27
2010	9.52	(0.03)	2.34	2.31	–	(0.11)	–	(0.11)	–	11.72	24.26	1,358	2.22	2.21	1.84	(0.29)	27
2009	6.93	(0.05)	2.64	2.59	–	–	–	–	–	9.52	37.37	296	6.58	6.57	1.84	(0.56)	42
2008	10.00	(0.02)	(2.96)	(2.98)	–	(0.09)	–	(0.09)	–	6.93	(29.78)[1]	70	18.97 [2]	18.97 [2]	1.84 [2]	(0.44)[2]	72
Royce 100 Fund – K Class [b]
2012	$10.56	$0.11	$1.06	$1.17	$(0.04)	$(0.74)	$–	$(0.78)	$–	$10.95	11.37%	$3,554	1.68%	1.68%	1.59%	0.88%	13%
2011	11.81	(0.08)	(0.72)	(0.80)	–	(0.45)	–	(0.45)	–	10.56	(6.75)	4,447	1.66	1.66	1.59	(0.68)	27
2010	9.57	0.02	2.33	2.35	–	(0.11)	–	(0.11)	–	11.81	24.55	2,915	1.89	1.89	1.59	0.20	27
2009	6.94	(0.03)	2.66	2.63	–	–	–	–	–	9.57	37.90	186	5.78	5.78	1.59	(0.41)	42
2008	10.00	(0.01)	(2.96)	(2.97)	–	(0.09)	–	(0.09)	–	6.94	(29.68)[1]	95	17.55 [2]	17.55 [2]	1.59 [2]	(0.13)[2]	72
Royce Dividend Value Fund – Investment Class
2012	$6.34	$0.14	$0.95	$1.09	$(0.12)	$(0.02)	$–	$(0.14)	$–	$7.29	17.26%	$118,820	1.19%	1.19%	1.19%	1.99%	28%
2011	6.80	0.07	(0.37)	(0.30)	(0.07)	(0.09)	–	(0.16)	–	6.34	(4.46)	85,188	1.20	1.20	1.20	1.14	14
2010	5.31	0.09	1.51	1.60	(0.08)	(0.03)	–	(0.11)	–	6.80	30.46	35,626	1.38	1.38	1.24	1.56	21
2009	3.90	0.07	1.40	1.47	(0.06)	–	–	(0.06)	–	5.31	38.22	13,208	1.69	1.69	1.24	1.70	43
2008	5.82	0.11	(1.91)	(1.80)	(0.12)	(0.00)	–	(0.12)	–	3.90	(31.38)	1,881	2.84	2.83	1.24	2.13	61
Royce Dividend Value Fund – Service Class
2012	$6.38	$0.12	$0.95	$1.07	$(0.08)	$(0.02)	$–	$(0.10)	$–	$7.35	16.95%	$252,443	1.48%	1.48%	1.46%	1.74%	28%
2011	6.82	0.05	(0.36)	(0.31)	(0.04)	(0.09)	–	(0.13)	–	6.38	(4.55)	201,634	1.48	1.48	1.46	0.84	14
2010	5.33	0.08	1.51	1.59	(0.07)	(0.03)	–	(0.10)	–	6.82	30.11	117,304	1.56	1.56	1.49	1.32	21
2009	3.92	0.07	1.39	1.46	(0.05)	–	–	(0.05)	–	5.33	37.73	16,107	2.04	2.04	1.49	1.45	43
2008	5.83	0.09	(1.90)	(1.81)	(0.10)	(0.00)	–	(0.10)	–	3.92	(31.47)	4,872	2.54	2.54	1.49	1.89	61
Royce Dividend Value Fund – Institutional Class [d]
2012	$6.80	$0.08	$0.50	$0.58	$(0.08)	$(0.02)	$–	$(0.10)	$–	$7.28	8.51%[1]	$23,460	1.33%[2]	1.33%[2]	1.04%[2]	3.48%[2]	28%

108 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Global Value Fund – Investment Class [e]
2012	$11.74	$0.14	$1.19	$1.33	$(0.16)	$–	$–	$(0.16)	$–	$12.91	11.37%	$178,319	1.47%	1.47%	1.44%	1.16%	36%
2011	14.54	0.13	(2.82)	(2.69)	(0.12)	–	–	(0.12)	0.01	11.74	(18.48)	141,180	1.42	1.42	1.42	0.80	77
2010	11.02	(0.06)	3.68	3.62	(0.10)	–	–	(0.10)	–	14.54	32.88 [1]	6,626	2.07 [2]	2.07 [2]	1.44 [2]	(0.58)[2]	42
Royce Global Value Fund – Service Class
2012	$11.77	$0.12	$1.18	$1.30	$(0.09)	$–	$–	$(0.09)	$–	$12.98	11.03%	$98,274	1.80%	1.80%	1.69%	0.88%	36%
2011	14.56	0.07	(2.80)	(2.73)	(0.07)	–	–	(0.07)	0.01	11.77	(18.69)	122,574	1.77	1.77	1.69	0.41	77
2010	10.79	(0.03)	3.87	3.84	(0.08)	–	–	(0.08)	0.01	14.56	35.69	141,992	1.84	1.84	1.69	0.01	42
2009	6.70	0.01	4.13	4.14	(0.06)	–	–	(0.06)	0.01	10.79	61.89	50,946	1.88	1.88	1.69	0.11	71
2008	11.20	0.14	(4.65)	(4.51)	(0.03)	(0.00)	–	(0.03)	0.04	6.70	(39.92)	31,040	1.91	1.90	1.69	1.64	45
Royce Global Value Fund – Consultant Class [f]
2012	$11.71	$0.02	$1.17	$1.19	$(0.02)	$–	$–	$(0.02)	$–	$12.88	10.13%	$23,383	2.55%	2.55%	2.44%	0.16%	36%
2011	15.66	(0.09)	(3.80)	(3.89)	(0.06)	–	–	(0.06)	–	11.71	(24.82)[1]	18,585	2.64 [2]	2.64 [2]	2.44 [2]	(0.77)[2]	77
Royce Global Value Fund – R Class [g]
2012	$10.00	$0.02	$(0.21)	$(0.19)	$(0.12)	$–	$–	$(0.12)	$–	$9.69	(1.90)%[1]	$80	19.19%[2]	19.19%[2]	1.99%[2]	0.70%[2]	36%
Royce Global Value Fund – K Class [g]
2012	$10.00	$0.09	$(0.27)	$(0.18)	$(0.13)	$–	$–	$(0.13)	$–	$9.69	(1.74)%[1]	$41	29.99%[2]	29.98%[2]	1.74%[2]	1.20%[2]	36%
Royce International Smaller-Companies Fund – Service Class [h]
2012	$9.58	$0.14	$1.70	$1.84	$(0.15)	$–	$–	$(0.15)	$0.01	$11.28	19.39%	$26,371	2.13%	2.13%	1.69%	1.29%	44%
2011	12.85	0.10	(2.51)	(2.41)	(0.08)	(0.78)	(0.01)	(0.87)	0.01	9.58	(18.75)	20,103	2.15	2.15	1.69	0.88	38
2010	10.49	0.03	2.72	2.75	(0.10)	(0.30)	–	(0.40)	0.01	12.85	26.45	18,297	2.35	2.35	1.69	0.45	55
2009	6.99	(0.02)	3.53	3.51	(0.02)	–	–	(0.02)	0.01	10.49	50.31	7,871	3.01	3.01	1.69	(0.18)	38
2008	10.00	(0.02)	(2.99)	(3.01)	–	–	–	–	–	6.99	(30.10)[1]	1,960	6.24 [2]	5.98 [2]	1.69 [2]	(0.43)[2]	1

[1]	Not annualized
[2]	Annualized
[a]	The Class commenced operations on June 6, 2011.
[b]	The Class commenced operations on May 15, 2008.
[c]	The Class commenced operations on May 1, 2008.
[d]	The Class commenced operations on September 4, 2012.
[e]	The Class commenced operations on September 1, 2010.
[f]	The Class commenced operations on May 2, 2011.
[g]	The Class commenced operations on March 21, 2012.
[h]	The Fund commenced operations on July 1, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 109

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Dividend Value Fund, Royce Global Value Fund and Royce International Smaller-Companies Fund (the “Fund” or “Funds”), are fourteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     At December 31, 2012, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Fund:

Royce International Smaller-Companies Fund    12%

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.
Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2012. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Royce Pennsylvania Mutual Fund
Common Stocks	$5,648,398,649	$180,761,401	$–	$5,829,160,050
Cash Equivalents	102,721,409	75,946,000	–	178,667,409
Royce Micro-Cap Fund
Common Stocks	708,370,833	244,013,142	403,638	952,787,613
Cash Equivalents	22,690,458	13,427,000	–	36,117,458

110 | The Royce Funds 2012 Annual Report to Shareholders

Valuation of Investments (continued):

	Level 1	Level 2	Level 3	Total
Royce Premier Fund
Common Stocks	$5,816,841,651	$599,280,528	$–	$6,416,122,179
Cash Equivalents	198,869,651	272,862,000	–	471,731,651
Royce Low-Priced Stock Fund
Common Stocks	2,220,025,243	767,364,729	–	2,987,389,972
Cash Equivalents	108,541,564	55,591,000	–	164,132,564
Royce Total Return Fund
Common Stocks	4,213,922,313	111,142,961	–	4,325,065,274
Corporate Bonds	–	3,496,875	–	3,496,875
Cash Equivalents	43,379,953	108,998,000	–	152,377,953
Royce Heritage Fund
Common Stocks	212,580,065	47,634,928	–	260,214,993
Cash Equivalents	1,522,584	9,538,000	–	11,060,584
Royce Opportunity Fund
Common Stocks	1,713,228,713	–	–	1,713,228,713
Preferred Stocks	7,696,312	–	–	7,696,312
Cash Equivalents	77,870,030	124,329,000	–	202,199,030
Royce Special Equity Fund
Common Stocks	2,596,282,522	21,024,564	–	2,617,307,086
Cash Equivalents	18,600	310,976,000	–	310,994,600
Royce Value Fund
Common Stocks	1,179,466,675	135,153,162	–	1,314,619,837
Cash Equivalents	21,218,911	18,001,000	–	39,219,911
Royce Value Plus Fund
Common Stocks	1,271,721,004	149,612,273	–	1,421,333,277
Cash Equivalents	113,429,210	6,710,000	–	120,139,210
Royce 100 Fund
Common Stocks	265,545,431	23,169,810	–	288,715,241
Cash Equivalents	3,483,733	8,356,000	–	11,839,733
Royce Dividend Value Fund
Common Stocks	338,877,643	45,763,516	–	384,641,159
Cash Equivalents	2,015,454	14,092,000	–	16,107,454
Royce Global Value Fund
Common Stocks	77,226,164	209,873,228	–	287,099,392
Cash Equivalents	3,993,332	12,739,000	–	16,732,332
Royce International Smaller-Companies Fund
Common Stocks	1,333,586	24,267,488	–	25,601,074
Cash Equivalents	–	1,037,000	–	1,037,000

     For the year ended December 31, 2012, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Funds recognize transfers between levels as of the end of the reporting period. At December 31, 2012, the following Funds had securities transfer from Level 2 to Level 1 within the fair value hierarchy:

	Transfers from Level 2		Transfers from Level 2
	to Level 1		to Level 1
Royce Pennsylvania Mutual Fund	$33,931,128	Royce Value Plus Fund	$8,398,311
Royce Micro-Cap Fund	25,861,707	Royce Dividend Value Fund	3,454,686
Royce Low-Priced Stock Fund	48,386,367	Royce Global Value Fund	3,427,963
Royce Total Return Fund	72,532,647	Royce International Smaller-Companies Fund	485,906
Royce Heritage Fund	2,022,132

Level 3 Reconciliation:

	Balance as of		Realized and Unrealized	Balance as of
	12/31/11	Sales	Gain (Loss)[1]	12/31/12
Royce Micro-Cap Fund
Common Stocks	$385,968	$–	$17,670	$403,638
Royce Low-Priced Stock Fund
Common Stocks	4,425,038	–	(4,425,038)	–
Royce Heritage Fund
Common Stocks	641,800	323,405	(318,395)	–
Royce Dividend Value Fund
Common Stocks	174,722	–	(174,722)	–
Royce Global Value Fund
Common Stocks	626,722	–	(626,722)	–

The Royce Funds 2012 Annual Report to Shareholders | 111

Notes to Financial Statements (continued)

Level 3 Reconciliation (continued):

	Balance as of		Realized and Unrealized	Balance as of
	12/31/11	Sales	Gain (Loss)[1]	12/31/12
Royce International Smaller-Companies Fund
Common Stocks	$38,173	$ –	$(38,173)	$ –

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

112 | The Royce Funds 2012 Annual Report to Shareholders

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 12, 2013. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2012.

Capital Share Transactions (in dollars):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11

Royce Pennsylvania Mutual Fund
Investment Class	$662,607,895	$1,102,213,825	$257,795,544	$139,754,604	$(1,256,398,755)	$(1,345,967,573)	$(335,995,316)	$(103,999,144)
Service Class	165,003,710	169,728,944	28,468,833	14,465,251	(155,198,379)	(188,824,860)	38,274,164	(4,630,665)
Consultant Class	34,093,194	60,497,490	39,215,706	24,684,398	(126,201,488)	(200,472,135)	(52,892,588)	(115,290,247)
Institutional Class	261,272,296	270,513,053	32,724,191	8,073,158	(61,037,580)	(20,245,905)	232,958,907	258,340,306
R Class	15,853,054	13,140,277	1,943,538	773,925	(9,101,626)	(7,708,102)	8,694,966	6,206,100
K Class	4,442,442	4,738,021	491,916	182,665	(2,231,520)	(2,519,234)	2,702,838	2,401,452

Royce Micro-Cap Fund
Investment Class	110,135,135	249,149,983	40,891,444	49,969,999	(331,749,308)	(287,777,166)	(180,722,729)	11,342,816
Service Class	77,650,222	50,283,758	7,331,533	7,305,787	(100,912,526)	(48,298,365)	(15,930,771)	9,291,180
Consultant Class	5,379,491	13,417,277	7,635,941	7,216,221	(27,570,388)	(38,792,369)	(14,554,956)	(18,158,871)

Royce Premier Fund
Investment Class	747,646,770	1,177,957,241	313,244,907	350,452,967	(1,142,070,039)	(1,538,043,931)	(81,178,362)	(9,633,723)
Service Class	137,054,293	219,593,689	37,837,318	51,342,238	(266,450,099)	(165,382,138)	(91,558,488)	105,553,789
Consultant Class	4,914,067	6,859,040	3,975,657	5,081,665	(9,949,114)	(17,751,057)	(1,059,390)	(5,810,352)
Institutional Class	163,632,309	405,946,501	58,694,049	67,306,892	(196,727,102)	(276,014,319)	25,599,256	197,239,074
W Class	113,845,651	303,893,656	29,318,980	32,794,914	(180,176,714)	(153,965,533)	(37,012,083)	182,723,037
R Class	11,096,351	20,687,253	1,863,347	1,921,311	(8,690,901)	(6,179,082)	4,268,797	16,429,482
K Class	2,923,140	10,047,005	1,464,327	1,442,829	(2,940,122)	(4,581,276)	1,447,345	6,908,558

Royce Low-Priced Stock Fund
Investment Class	121,523,266	267,858,377	19,845,684	21,315,767	(152,071,182)	(88,665,008)	(10,702,232)	200,509,136
Service Class	239,998,652	649,126,714	135,141,136	209,213,994	(1,027,840,636)	(1,162,028,440)	(652,700,848)	(303,687,732)
Institutional Class	216,954,398	363,441,878	76,401,516	83,945,467	(281,899,681)	(263,698,270)	11,456,233	183,689,075
R Class	1,545,216	7,291,736	413,318	633,549	(3,319,490)	(1,958,515)	(1,360,956)	5,966,770
K Class	1,898,473	7,773,938	781,650	1,169,483	(4,667,746)	(2,309,772)	(1,987,623)	6,633,649

Royce Total Return Fund
Investment Class	419,303,349	570,309,226	173,830,152	61,427,071	(885,921,003)	(967,945,453)	(292,787,502)	(336,209,156)
Service Class	69,272,271	97,812,608	14,854,646	4,720,762	(124,544,896)	(104,405,718)	(40,417,979)	(1,872,348)
Consultant Class	20,173,454	31,585,192	14,273,391	3,609,466	(58,339,142)	(85,206,542)	(23,892,297)	(50,011,884)
Institutional Class	92,895,625	142,262,470	23,588,680	7,938,613	(126,051,961)	(98,177,361)	(9,567,656)	52,023,722
W Class	56,620,882	84,832,543	10,281,660	2,638,508	(37,853,609)	(24,105,173)	29,048,933	63,365,878
R Class	19,963,699	22,947,769	2,354,016	482,478	(11,233,311)	(7,804,372)	11,084,404	15,625,875
K Class	96,984,981	166,693,686	11,545,341	3,316,355	(135,315,960)	(87,921,184)	(26,785,638)	82,088,857

Royce Heritage Fund
Investment Class	25,279,973	13,834,446	1,251,617	960,195	(9,957,079)	(3,901,453)	16,574,511	10,893,188
Service Class	23,331,563	52,657,922	5,597,731	9,824,989	(67,038,754)	(52,842,256)	(38,109,460)	9,640,655
Consultant Class	1,725,731	5,827,667	423,298	735,831	(3,413,072)	(2,917,799)	(1,264,043)	3,645,699
R Class	1,916,645	4,544,349	157,800	212,823	(1,786,121)	(1,949,780)	288,324	2,807,392
K Class	4,681,526	6,751,172	271,701	468,676	(6,488,110)	(3,597,680)	(1,534,883)	3,622,168

Royce Opportunity Fund
Investment Class	128,158,726	187,675,587	47,244,802	15,192,502	(271,654,395)	(331,240,361)	(96,250,867)	(128,372,272)
Service Class	70,636,968	72,921,825	9,474,766	3,011,889	(61,380,895)	(195,267,363)	18,730,839	(119,333,649)
Consultant Class	1,688,984	4,180,186	671,947	220,159	(3,993,515)	(3,341,119)	(1,632,584)	1,059,226
Institutional Class	158,959,803	145,203,393	34,022,248	9,624,122	(167,107,259)	(179,345,393)	25,874,792	(24,517,878)
R Class	4,090,762	2,725,250	374,879	58,426	(1,515,337)	(691,379)	2,950,304	2,092,297
K Class	2,701,921	12,548,071	504,189	125,508	(1,843,330)	(11,379,972)	1,362,780	1,293,607

Royce Special Equity Fund
Investment Class	577,591,163	696,228,274	130,040,727	86,530,365	(462,146,869)	(488,307,294)	245,485,021	294,451,345
Service Class	95,889,522	118,969,742	15,496,840	11,164,951	(92,178,056)	(61,595,019)	19,208,306	68,539,674
Consultant Class	8,002,331	20,800,103	3,566,493	2,609,373	(7,578,889)	(8,452,231)	3,989,935	14,957,245
Institutional Class	142,834,981	156,918,524	38,652,965	26,944,460	(127,183,824)	(117,097,172)	54,304,122	66,765,812

The Royce Funds 2012 Annual Report to Shareholders | 113

Notes to Financial Statements (continued)

Capital Share Transactions (in dollars) (continued):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11

Royce Value Fund
Investment Class	$70,246,479	$236,538,146	$10,320,986	$12,574,342	$(101,442,408)	$(101,359,009)	$(20,874,943)	$147,753,479
Service Class	109,344,849	339,194,986	44,267,749	71,891,837	(442,526,639)	(563,846,575)	(288,914,041)	(152,759,752)
Consultant Class	3,482,363	11,153,721	1,631,878	2,303,504	(8,919,646)	(6,458,183)	(3,805,405)	6,999,042
Institutional Class	45,645,269	64,381,177	11,504,828	12,914,796	(52,243,010)	(76,857,698)	4,907,087	438,275
R Class	12,801,375	20,039,567	1,909,362	2,303,851	(12,227,421)	(9,254,235)	2,483,316	13,089,183
K Class	9,830,058	17,684,351	1,247,136	1,103,064	(7,209,737)	(15,175,105)	3,867,457	3,612,310

Royce Value Plus Fund
Investment Class	69,004,335	185,667,134	–	3,286,855	(182,746,159)	(155,794,609)	(113,741,824)	33,159,380
Service Class	123,835,229	272,171,440	–	9,452,816	(761,108,483)	(1,129,725,501)	(637,273,254)	(848,101,245)
Consultant Class	1,261,129	1,284,171	–	–	(4,591,604)	(8,752,267)	(3,330,475)	(7,468,096)
Institutional Class	50,704,394	111,467,750	–	3,221,338	(132,426,143)	(236,584,389)	(81,721,749)	(121,895,301)
R Class	737,783	451,652	–	8,226	(752,945)	(178,504)	(15,162)	281,374
K Class	159,051	3,058,200	–	–	(243,989)	(4,239,400)	(84,938)	(1,181,200)

Royce 100 Fund
Investment Class	28,275,102	32,341,098	5,900,826	2,656,739	(29,745,452)	(29,866,675)	4,430,476	5,131,162
Service Class	31,574,384	118,580,030	19,484,774	15,193,911	(149,472,878)	(144,961,683)	(98,413,720)	(11,187,742)
R Class	2,369,785	3,262,072	157,770	130,243	(3,565,275)	(972,683)	(1,037,720)	2,419,632
K Class	1,218,557	4,756,044	248,406	181,048	(2,546,125)	(2,836,960)	(1,079,162)	2,100,132

Royce Dividend Value Fund
Investment Class	73,458,760	79,351,633	2,119,445	1,764,026	(57,360,557)	(23,957,786)	18,217,648	57,157,873
Service Class	84,975,117	167,064,708	3,193,010	3,620,595	(69,074,032)	(70,064,058)	19,094,095	100,621,245
Institutional Class	22,056,597		305,449		(430,847)		21,931,199

Royce Global Value Fund
Investment Class	91,568,654	458,023,470	2,219,916	1,438,187	(70,515,862)	(252,329,147)	23,272,708	207,132,510
Service Class	34,284,203	179,708,594	652,820	771,935	(69,882,078)	(160,663,577)	(34,945,055)	19,816,952
Consultant Class	7,109,366	24,267,972	28,010	99,255	(4,118,283)	(1,410,223)	3,019,093	22,957,004
R Class	75,891		950		–		76,841
K Class	42,371		565		–		42,936

Royce International Smaller-Companies Fund
Service Class	10,558,425	17,672,503	336,519	1,683,837	(8,258,463)	(11,178,727)	2,636,481	8,177,613

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11

Royce Pennsylvania Mutual Fund
Investment Class	57,315,522	93,955,432	23,088,722	13,159,567	(108,721,143)	(117,108,017)	(28,316,899)	(9,993,018)
Service Class	14,331,989	14,475,377	2,555,226	1,363,360	(13,503,390)	(16,595,769)	3,383,825	(757,032)
Consultant Class	3,295,095	5,643,268	3,937,320	2,579,352	(12,234,852)	(18,914,549)	(5,002,437)	(10,691,929)
Institutional Class	22,317,425	23,477,535	2,922,651	758,043	(5,277,914)	(1,820,044)	19,962,162	22,415,534
R Class	1,421,548	1,175,009	179,128	74,703	(809,427)	(666,563)	791,249	583,149
K Class	428,087	456,460	49,436	19,127	(217,025)	(231,873)	260,498	243,714

Royce Micro-Cap Fund
Investment Class	7,184,519	14,410,692	2,883,568	3,453,352	(22,127,390)	(17,485,122)	(12,059,303)	378,922
Service Class	5,290,434	2,868,077	522,645	509,469	(6,819,080)	(2,905,990)	(1,006,001)	471,556
Consultant Class	390,707	861,120	607,577	552,967	(2,035,352)	(2,554,011)	(1,037,068)	(1,139,924)

Royce Premier Fund
Investment Class	38,100,247	56,921,269	16,634,759	19,056,714	(58,228,633)	(74,774,521)	(3,493,627)	1,203,462
Service Class	7,053,893	10,661,741	2,043,052	2,836,588	(13,922,293)	(8,148,599)	(4,825,348)	5,349,730
Consultant Class	274,128	358,012	233,450	303,202	(560,084)	(930,069)	(52,506)	(268,855)
Institutional Class	8,171,315	19,132,729	3,090,868	3,634,281	(9,977,508)	(13,659,607)	1,284,675	9,107,403
W Class	5,771,151	14,454,090	1,552,912	1,779,431	(9,121,752)	(7,486,167)	(1,797,689)	8,747,354
R Class	580,289	1,006,378	102,157	107,576	(458,782)	(310,552)	223,664	803,402
K Class	318,350	910,788	181,684	167,576	(326,918)	(433,639)	173,116	644,725

114 | The Royce Funds 2012 Annual Report to Shareholders

Capital Share Transactions (in shares) (continued):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11

Royce Low-Priced Stock Fund
Investment Class	8,187,882	14,766,141	1,478,272	1,480,262	(10,464,863)	(5,072,436)	(798,709)	11,173,967
Service Class	16,082,356	36,270,301	10,083,981	14,559,081	(70,093,267)	(66,117,217)	(43,926,930)	(15,287,835)
Institutional Class	14,658,805	19,794,095	5,682,348	5,821,461	(19,337,316)	(15,354,755)	1,003,837	10,260,801
R Class	104,095	433,871	31,455	44,901	(229,127)	(118,436)	(93,577)	360,336
K Class	207,241	674,843	102,021	134,578	(525,629)	(210,142)	(216,367)	599,279

Royce Total Return Fund
Investment Class	31,093,660	43,347,125	12,992,846	4,874,317	(65,700,802)	(73,682,294)	(21,614,296)	(25,460,852)
Service Class	5,140,212	7,382,050	1,104,895	374,791	(9,205,687)	(7,941,788)	(2,960,580)	(184,947)
Consultant Class	1,485,792	2,356,914	1,051,103	288,296	(4,288,883)	(6,445,536)	(1,751,988)	(3,800,326)
Institutional Class	6,887,862	10,769,148	1,770,103	632,149	(9,394,490)	(7,607,871)	(736,525)	3,793,426
W Class	4,191,083	6,414,204	768,514	210,690	(2,800,377)	(1,871,026)	2,159,220	4,753,868
R Class	1,471,260	1,760,255	173,782	38,216	(827,928)	(591,978)	817,114	1,206,493
K Class	9,249,102	16,865,834	1,117,868	339,825	(12,806,385)	(8,485,413)	(2,439,415)	8,720,246

Royce Heritage Fund
Investment Class	1,804,807	920,375	88,973	73,804	(718,974)	(262,754)	1,174,806	731,425
Service Class	1,676,233	3,478,683	400,670	759,273	(4,845,156)	(3,632,933)	(2,768,253)	605,023
Consultant Class	151,913	458,167	37,493	69,418	(299,964)	(249,851)	(110,558)	277,734
R Class	189,339	404,387	15,043	21,650	(173,028)	(176,673)	31,354	249,364
K Class	440,847	594,107	25,725	47,389	(601,164)	(303,773)	(134,592)	337,723

Royce Opportunity Fund
Investment Class	11,028,382	16,080,330	4,137,014	1,525,352	(23,238,518)	(29,329,940)	(8,073,122)	(11,724,258)
Service Class	6,304,466	6,253,247	857,445	311,146	(5,418,150)	(17,108,991)	1,743,761	(10,544,598)
Consultant Class	156,945	371,087	63,752	23,572	(366,220)	(311,141)	(145,523)	83,518
Institutional Class	13,339,942	12,519,115	2,950,759	959,534	(14,367,297)	(15,954,285)	1,923,404	(2,475,636)
R Class	368,584	247,611	34,204	6,061	(134,921)	(63,912)	267,867	189,760
K Class	255,383	1,128,142	49,285	13,930	(174,304)	(1,053,344)	130,364	88,728

Royce Special Equity Fund
Investment Class	27,211,249	33,469,863	6,281,951	4,453,441	(21,715,568)	(24,072,476)	11,777,632	13,850,828
Service Class	4,525,611	5,712,641	749,726	575,810	(4,387,157)	(3,018,331)	888,180	3,270,120
Consultant Class	393,687	1,037,328	180,399	140,063	(375,603)	(425,823)	198,483	751,568
Institutional Class	6,717,922	7,481,863	1,874,538	1,392,479	(5,963,143)	(5,729,562)	2,629,317	3,144,780

Royce Value Fund
Investment Class	6,106,020	18,150,120	928,146	1,150,443	(8,777,389)	(8,468,180)	(1,743,223)	10,832,383
Service Class	9,480,588	25,928,581	3,991,686	6,595,581	(39,259,385)	(45,319,524)	(25,787,111)	(12,795,362)
Consultant Class	315,057	892,206	154,388	220,854	(822,780)	(542,320)	(353,335)	570,740
Institutional Class	3,985,141	5,163,976	1,034,607	1,180,512	(4,574,089)	(6,225,995)	445,659	118,493
R Class	1,126,145	1,581,685	175,010	214,312	(1,092,910)	(743,888)	208,245	1,052,109
K Class	1,047,488	1,654,858	139,501	123,662	(768,482)	(1,456,778)	418,507	321,742

Royce Value Plus Fund
Investment Class	5,344,485	13,953,159	–	275,512	(13,687,043)	(12,058,932)	(8,342,558)	2,169,739
Service Class	9,451,131	20,796,051	–	795,022	(57,686,001)	(86,273,369)	(48,234,870)	(64,682,296)
Consultant Class	97,660	99,173	–	–	(361,007)	(684,718)	(263,347)	(585,545)
Institutional Class	3,813,004	8,212,310	–	269,794	(9,966,075)	(18,297,908)	(6,153,071)	(9,815,804)
R Class	56,661	33,407	–	705	(57,916)	(13,559)	(1,255)	20,553
K Class	16,250	333,094	–	–	(25,241)	(465,542)	(8,991)	(132,448)

Royce 100 Fund
Investment Class	3,117,457	3,285,201	686,458	309,283	(3,286,242)	(3,107,511)	517,673	486,973
Service Class	3,400,812	12,069,200	2,288,621	1,783,323	(16,496,087)	(15,506,812)	(10,806,654)	(1,654,289)
R Class	212,108	287,703	15,083	12,682	(323,459)	(84,431)	(96,268)	215,954
K Class	108,470	398,695	23,523	17,442	(228,464)	(241,925)	(96,471)	174,212
The Royce Funds 2012 Annual Report to Shareholders | 115

Notes to Financial Statements (continued)

Capital Share Transactions (in shares) (continued):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11

Royce Dividend Value Fund
Investment Class	10,955,363	11,679,392	306,194	279,799	(8,396,697)	(3,772,024)	2,864,860	8,187,167
Service Class	12,321,600	24,465,109	458,132	569,317	(10,025,848)	(10,620,820)	2,753,884	14,413,606
Institutional Class	3,238,890		43,093		(61,381)		3,220,602

Royce Global Value Fund
Investment Class	7,291,263	31,068,356	175,061	119,550	(5,672,627)	(19,622,886)	1,793,697	11,565,020
Service Class	2,693,567	12,306,022	51,403	64,008	(5,587,200)	(11,710,844)	(2,842,230)	659,186
Consultant Class	564,189	1,694,955	2,221	8,264	(338,661)	(116,145)	227,749	1,587,074
R Class	8,118		100		–		8,218
K Class	4,237		59		–		4,296

Royce International Smaller-Companies Fund
Service Class	1,000,016	1,481,538	30,648	173,413	(791,871)	(980,107)	238,793	674,844

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2013, is shown below to the extent that it impacted net expenses for the period ended December 31, 2012. See the Prospectus for contractual waiver expiration dates.

	Annual contractual	Committed net annual							Period ended
	advisory fee as a	operating expense ratio cap							December 31, 2012
	percentage of	Investment	Service	Consultant	Institutional				Net advisory	Advisory
	average net assets[1]	Class[3]	Class[3]	Class[3]	Class[3]	W Class[3]	R Class[3]	K Class[3]	fees	fees waived
Royce Pennsylvania Mutual Fund	0.75%[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$44,654,744	$–
Royce Micro-Cap Fund	1.30%	N/A	1.66%	N/A	N/A	N/A	N/A	N/A	14,763,517	–
Royce Premier Fund	0.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	64,565,815	–
Royce Low-Priced Stock Fund	1.13%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	41,094,630	–
Royce Total Return Fund	0.97%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	43,907,098	–
Royce Heritage Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	2,713,893	–
Royce Opportunity Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	N/A	17,728,592	–
Royce Special Equity Fund	0.99%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	27,559,900	–
Royce Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14,921,949	–
Royce Value Plus Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	17,718,634	–
Royce 100 Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	3,558,074	–
Royce Dividend Value Fund	1.00%	N/A	N/A	N/A	1.04%	N/A	N/A	N/A	3,467,240	23,867
Royce Global Value Fund	1.25%	1.44%	1.69%	2.44%	N/A	N/A	1.99%	1.74%	3,843,650	–
Royce International Smaller-Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	195,920	105,865

[1]
From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.15% for Royce Low-Priced Stock Fund and 1.25% for Royce Global Value Fund and Royce International Smaller-Companies Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion – .05% per annum; more than $4 billion to $6 billion – .10% per annum; over $6 billion – .15% per annum.

[2]
Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[3]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

116 | The Royce Funds 2012 Annual Report to Shareholders

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Period ended December 31, 2012

	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Pennsylvania Mutual Fund – Service Class	0.25%	$1,094,517	$–
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	6,673,158	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	144,883	–
Royce Pennsylvania Mutual Fund – K Class	0.25%	19,302	–
Royce Micro-Cap Fund – Service Class	0.25%	324,182	–
Royce Micro-Cap Fund – Consultant Class	1.00%	1,313,778	–
Royce Premier Fund – Service Class	0.25%	1,497,498	62,396
Royce Premier Fund – Consultant Class	1.00%	614,809	–
Royce Premier Fund – R Class	0.50%	141,573	–
Royce Premier Fund – K Class	0.25%	25,080	–
Royce Low-Priced Stock Fund – Service Class	0.25%	5,656,380	–
Royce Low-Priced Stock Fund – R Class	0.50%	33,816	–
Royce Low-Priced Stock Fund – K Class	0.25%	20,195	–
Royce Total Return Fund – Service Class	0.25%	724,394	–
Royce Total Return Fund – Consultant Class	1.00%	3,322,764	–
Royce Total Return Fund – R Class	0.50%	217,107	–
Royce Total Return Fund – K Class	0.25%	476,410	–
Royce Heritage Fund – Service Class	0.25%	519,675	21,653
Royce Heritage Fund – Consultant Class	1.00%	138,840	–
Royce Heritage Fund – R Class	0.50%	24,022	–
Royce Heritage Fund – K Class	0.25%	16,167	–
Royce Opportunity Fund – Service Class	0.25%	438,762	–
Royce Opportunity Fund – Consultant Class	1.00%	123,410	–
Royce Opportunity Fund – R Class	0.50%	23,251	–
Royce Opportunity Fund – K Class	0.25%	19,185	–
Royce Special Equity Fund – Service Class	0.25%	615,956	–
Royce Special Equity Fund – Consultant Class	1.00%	562,007	–
Royce Value Fund – Service Class	0.25%	2,454,125	–
Royce Value Fund – Consultant Class	1.00%	362,987	–
Royce Value Fund – R Class	0.50%	188,974	–
Royce Value Fund – K Class	0.25%	43,185	–
Royce Value Plus Fund – Service Class	0.25%	2,984,615	124,359
Royce Value Plus Fund – Consultant Class	1.00%	205,081	–
Royce Value Plus Fund – R Class	0.50%	6,599	–
Royce Value Plus Fund – K Class	0.25%	1,344	–
Royce 100 Fund – Service Class	0.25%	587,442	111,894
Royce 100 Fund – R Class	0.50%	19,362	–
Royce 100 Fund – K Class	0.25%	10,686	–
Royce Dividend Value Fund – Service Class	0.25%	534,815	46,506
Royce Global Value Fund – Service Class	0.25%	291,040	–
Royce Global Value Fund – Consultant Class	1.00%	218,132	–
Royce Global Value Fund – R Class	0.50%	238	–
Royce Global Value Fund – K Class	0.25%	77	–
Royce International Smaller-Companies Fund – Service Class	0.25%	60,357	–

Purchases and Sales of Investment Securities:
     For the period ended December 31, 2012, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales		Purchases	Sales
Royce Pennsylvania Mutual Fund	$1,296,763,325	$1,641,808,072	Royce Special Equity Fund	$847,133,460	$763,938,619
Royce Micro-Cap Fund	168,517,587	422,228,479	Royce Value Fund	371,470,142	727,807,721
Royce Premier Fund	452,473,487	777,261,261	Royce Value Plus Fund	555,055,431	1,352,994,338
Royce Low-Priced Stock Fund	281,778,471	1,139,414,488	Royce 100 Fund	44,307,476	164,540,293
Royce Total Return Fund	725,637,181	1,132,554,421	Royce Dividend Value Fund	150,835,615	94,870,783
Royce Heritage Fund	103,679,503	131,837,897	Royce Global Value Fund	103,027,012	115,585,604
Royce Opportunity Fund	560,139,395	759,967,171	Royce International Smaller-Companies Fund	12,615,039	9,691,983

The Royce Funds 2012 Annual Report to Shareholders | 117

Notes to Financial Statements (continued)

Class Specific Expenses:
     Class specific expenses, for Funds with multiple classes, were as follows for the period ended December 31, 2012:

							Class Level
					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Pennsylvania Mutual Fund – Investment Class	$–	$3,717,100	$853,819	$64,151	$(1,993)	$4,633,077	$–
Royce Pennsylvania Mutual Fund – Service Class	1,094,517	771,054	138,037	13,590	(47)	2,017,151	–
Royce Pennsylvania Mutual Fund – Consultant Class	6,673,158	1,018,431	203,895	16,021	(637)	7,910,868	–
Royce Pennsylvania Mutual Fund – Institutional Class	–	6,663	15,911	14,256	(2)	36,828	–
Royce Pennsylvania Mutual Fund – R Class	144,883	57,106	4,473	1,201	(26)	207,637	–
Royce Pennsylvania Mutual Fund – K Class	19,302	15,403	1,189	1,200	(3)	37,091	–
	7,931,860	5,585,757	1,217,324	110,419	(2,708)
Royce Micro-Cap Fund – Investment Class	–	594,526	361,746	37,916	(527)	993,661	–
Royce Micro-Cap Fund – Service Class	324,182	119,733	36,520	12,972	(34)	493,373	99,240
Royce Micro-Cap Fund – Consultant Class	1,313,778	207,325	34,617	12,745	(126)	1,568,339	–
	1,637,960	921,584	432,883	63,633	(687)		99,240
Royce Premier Fund – Investment Class	–	3,156,312	1,228,135	73,109	(1,512)	4,456,044	–
Royce Premier Fund – Service Class	1,497,498	623,057	86,572	13,811	(109)	2,220,829	–
Royce Premier Fund – Consultant Class	614,809	67,326	16,247	11,931	(55)	710,258	–
Royce Premier Fund – Institutional Class	–	8,601	77,168	16,173	(8)	101,934	–
Royce Premier Fund – W Class	–	283,822	154,840	23,280	(313)	461,629	–
Royce Premier Fund – R Class	141,573	54,755	3,724	1,200	(12)	201,240	–
Royce Premier Fund – K Class	25,080	23,346	696	1,200	(3)	50,319	–
	2,278,960	4,217,219	1,567,382	140,704	(2,012)
Royce Low-Priced Stock Fund – Investment Class	–	206,192	42,743	27,470	(25)	276,380	48,166
Royce Low-Priced Stock Fund – Service Class	5,656,380	3,047,842	493,261	25,979	(900)	9,222,562	1,894,624
Royce Low-Priced Stock Fund – Institutional Class	–	9,016	275,402	18,163	(7)	302,574	–
Royce Low-Priced Stock Fund – R Class	33,816	23,110	1,602	1,200	(10)	59,718	14,147
Royce Low-Priced Stock Fund – K Class	20,195	21,293	1,387	1,200	(3)	44,072	9,792
	5,710,391	3,307,453	814,395	74,012	(945)		1,966,729
Royce Total Return Fund – Investment Class	–	2,202,013	730,586	47,185	(1,641)	2,978,143	–
Royce Total Return Fund – Service Class	724,394	320,623	54,858	13,827	(43)	1,113,659	–
Royce Total Return Fund – Consultant Class	3,322,764	536,070	102,274	19,081	(318)	3,979,871	–
Royce Total Return Fund – Institutional Class	–	10,128	24,484	19,863	(14)	54,461	–
Royce Total Return Fund – W Class	–	99,545	60,813	18,763	(6)	179,115	–
Royce Total Return Fund – R Class	217,107	95,460	5,161	1,201	(25)	318,904	–
Royce Total Return Fund – K Class	476,410	334,900	2,319	1,203	(7)	814,825	–
	4,740,675	3,598,739	980,495	121,123	(2,054)
Royce Heritage Fund – Investment Class	–	21,504	4,225	12,914	(7)	38,636	–
Royce Heritage Fund – Service Class	519,675	218,882	73,033	22,829	(276)	834,143	–
Royce Heritage Fund – Consultant Class	138,840	26,215	8,212	13,679	(28)	186,918	–
Royce Heritage Fund – R Class	24,022	16,128	1,332	1,018	(7)	42,493	5,213
Royce Heritage Fund – K Class	16,167	16,361	993	1,026	(4)	34,543	988
	698,704	299,090	87,795	51,466	(322)		6,201
Royce Opportunity Fund – Investment Class	–	661,574	180,154	35,551	(612)	876,667	–
Royce Opportunity Fund – Service Class	438,762	249,292	58,114	12,820	(19)	758,969	–
Royce Opportunity Fund – Consultant Class	123,410	25,335	4,843	10,558	(17)	164,129	–
Royce Opportunity Fund – Institutional Class	–	7,265	19,557	18,562	(6)	45,378	–
Royce Opportunity Fund – R Class	23,251	19,413	1,700	1,008	(11)	45,361	7,986
Royce Opportunity Fund – K Class	19,185	16,659	704	1,024	(3)	37,569	–
	604,608	979,538	265,072	79,523	(668)		7,986
Royce Special Equity Fund – Investment Class	–	1,755,598	457,880	74,345	(1,206)	2,286,617	–
Royce Special Equity Fund – Service Class	615,956	299,134	89,816	18,104	(354)	1,022,656	97,644
Royce Special Equity Fund – Consultant Class	562,007	61,672	16,696	12,504	(58)	652,821	–
Royce Special Equity Fund – Institutional Class	–	7,422	6,005	16,026	(6)	29,447	–
	1,177,963	2,123,826	570,397	120,979	(1,624)		97,644

118 | The Royce Funds 2012 Annual Report to Shareholders

Class Specific Expenses (continued):

							Class Level
					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Value Fund – Investment Class	$–	$224,116	$95,109	$16,800	$(395)	$335,630	$–
Royce Value Fund – Service Class	2,454,125	1,312,091	277,746	29,356	(704)	4,072,614	–
Royce Value Fund – Consultant Class	362,987	55,340	14,216	11,512	(51)	444,004	–
Royce Value Fund – Institutional Class	–	7,294	1,737	15,406	(5)	24,432	–
Royce Value Fund – R Class	188,974	114,874	3,669	1,202	(20)	308,699	–
Royce Value Fund – K Class	43,185	38,456	3,150	1,201	(4)	85,988	–
	3,049,271	1,752,171	395,627	75,477	(1,179)
Royce Value Plus Fund – Investment Class	–	458,520	138,002	15,525	(86)	611,961	–
Royce Value Plus Fund – Service Class	2,984,615	1,596,973	376,529	21,802	(534)	4,979,385	–
Royce Value Plus Fund – Consultant Class	205,081	48,692	9,860	10,614	(31)	274,216	–
Royce Value Plus Fund – Institutional Class	–	(4,261)	43,844	18,948	(6)	58,525	–
Royce Value Plus Fund – R Class	6,599	8,903	665	1,200	(4)	17,363	6,742
Royce Value Plus Fund – K Class	1,344	7,598	200	1,200	(2)	10,340	7,359
	3,197,639	2,116,425	569,100	69,289	(663)		14,101
Royce 100 Fund – Investment Class	–	58,480	27,153	12,494	(101)	98,026	–
Royce 100 Fund – Service Class	587,442	331,719	131,914	22,842	(252)	1,073,665	–
Royce 100 Fund – R Class	19,362	27,063	12,789	201	(99)	59,316	28,310
Royce 100 Fund – K Class	10,686	14,855	949	1,006	(3)	27,493	4,043
	617,490	432,117	172,805	36,543	(455)		32,353
Royce Dividend Value Fund – Investment Class	–	102,328	37,461	17,883	(25)	157,647	–
Royce Dividend Value Fund – Service Class	534,815	289,403	112,268	26,547	(635)	962,398	–
Royce Dividend Value Fund – Institutional Class	–	3,987	32	15,612	–	19,631	19,631
	534,815	395,718	149,761	60,042	(660)		19,631
Royce Global Value Fund – Investment Class	–	137,063	46,890	22,770	(23)	206,700	48,254
Royce Global Value Fund – Service Class	291,040	169,866	46,299	20,622	(162)	527,665	129,051
Royce Global Value Fund – Consultant Class	218,132	23,068	8,606	12,032	(24)	261,814	23,333
Royce Global Value Fund – R Class	238	5,967	30	2,262	–	8,497	8,182
Royce Global Value Fund – K Class	77	6,437	28	2,263	–	8,805	8,678
	509,487	342,401	101,853	59,949	(209)		217,498

Tax Information:
     At December 31, 2012, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized

	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Pennsylvania Mutual Fund	$4,801,372,697	$1,206,454,762	$1,676,737,604	$470,282,842
Royce Micro-Cap Fund	887,591,126	101,313,945	225,357,555	124,043,610
Royce Premier Fund	4,988,382,225	1,899,471,605	2,207,582,279	308,110,674
Royce Low-Priced Stock Fund	2,818,270,300	333,252,236	697,782,183	364,529,947
Royce Total Return Fund	3,204,950,359	1,275,989,743	1,522,964,862	246,975,119
Royce Heritage Fund	220,032,325	51,243,252	56,847,578	5,604,326
Royce Opportunity Fund	1,797,682,392	125,441,663	371,440,228	245,998,565
Royce Special Equity Fund	2,422,268,581	506,033,105	553,085,605	47,052,500
Royce Value Fund	1,255,699,434	98,140,314	210,289,608	112,149,294
Royce Value Plus Fund	1,337,646,409	203,826,078	313,483,701	109,657,623
Royce 100 Fund	245,215,584	55,339,390	73,569,270	18,229,880
Royce Dividend Value Fund	361,292,498	39,456,115	54,446,904	14,990,789
Royce Global Value Fund	332,092,155	(28,260,431)	21,782,778	50,043,209
Royce International Smaller-Companies Fund	24,435,964	2,202,110	3,825,151	1,623,041

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, dividends accrued from Real Estate Investment Trusts, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

The Royce Funds 2012 Annual Report to Shareholders | 119

Notes to Financial Statements (continued)

Tax Information (continued):
     Distributions during the periods ended December 31, 2012 and 2011, were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains		Return of Capital

	2012	2011	2012	2011	2012	2011
Royce Pennsylvania Mutual Fund	$83,523,200	$7,542,786	$303,972,765	$196,847,870	$–	$–
Royce Micro-Cap Fund	3,824,113	14,271,892	55,623,852	54,873,388	–	–
Royce Premier Fund	89,857,357	18,295,499	391,763,741	531,796,630	–	–
Royce Low-Priced Stock Fund	43,483,652	30,296,582	193,625,861	292,701,390	–	–
Royce Total Return Fund	79,171,771	38,550,895	188,093,615	51,505,439	–	–
Royce Heritage Fund	1,004,504	1,852,743	6,791,289	10,510,436	–	–
Royce Opportunity Fund	19,148,442	–	78,255,181	29,807,248	–	–
Royce Special Equity Fund	60,596,614	10,778,714	143,718,325	125,568,255	–	–
Royce Value Fund	14,199,753	4,774,888	59,275,272	102,920,152	–	–
Royce Value Plus Fund	–	17,103,397	–	–	–	–
Royce 100 Fund	3,453,944	1,521,477	23,230,700	17,397,478	–	–
Royce Dividend Value Fund	5,115,955	4,203,847	932,214	1,660,209	–	–
Royce Global Value Fund	2,959,631	2,377,724	–	–	–	–
Royce International Smaller-Companies Fund	351,848	402,788	–	1,284,509	–	12,924

The tax basis components of distributable earnings at December 31, 2012, were as follows:

					Qualified
					Late Year
		Undistributed			Ordinary
		Long-Term			and
	Undistributed	Capital Gains or	Capital Loss	Net Unrealized	Post-October	Total	Capital Loss
	Ordinary	(Capital Loss	Carryforward	Appreciation	Loss	Distributable	Carryforward
	Income	Carryforward)	to 12/31/17[1]	(Depreciation)[2]	Deferrals[3]	Earnings	Utilized
Royce Pennsylvania Mutual Fund	$10,114,915	$16,134,240	$–	$1,202,872,500	$–	$1,229,121,655	$–
Royce Micro-Cap Fund	698,929	4,886,056	–	101,313,585	(4,571,966)	102,326,604	–
Royce Premier Fund	–	27,695,292	–	1,899,449,084	(89,025)	1,927,055,351	–
Royce Low-Priced Stock Fund	1,783,500	4,694,607	–	333,261,466	(10,043,428)	329,696,145	–
Royce Total Return Fund	16,789,546	12,509,140	–	1,257,013,624	–	1,286,312,310	–
Royce Heritage Fund	946,214	2,410,300	–	51,243,914	–	54,600,428	–
Royce Opportunity Fund	3,113,197	9,194,987	–	125,441,471	(1,504,714)	136,244,941	–
Royce Special Equity Fund	104,734	15,299,759	–	506,033,104	–	521,437,597	–
Royce Value Fund	1,834,786	754,904	–	98,142,165	(3,546)	100,728,309	–
Royce Value Plus Fund	369,437	–	(90,329,111)	203,824,932	(492,936)	113,372,322	29,871,967
Royce 100 Fund	603,948	2,269,377	–	55,338,619	(518)	58,211,426	–
Royce Dividend Value Fund	1,667,939	4,714,826	–	39,421,761	–	45,804,526	–
Royce Global Value Fund	–	(30,670,715)	(7,981,106)	(28,270,331)	(8,276,250)	(75,198,402)	–
Royce International Smaller-Companies Fund	–	(645,622)	–	2,201,962	(292,369)	1,263,971	–

[1]
On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

[2]
Includes timing differences on foreign currency, recognition of losses on securities sold, mark-to-market of Passive Foreign Investment Companies and investments in Real Estate Investment Trusts and publicly traded partnerships.

[3]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

120 | The Royce Funds 2012 Annual Report to Shareholders

Tax Information (continued):
     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the period ended December 31, 2012, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, Real Estate Investment Trusts, publicly traded partnerships, foreign currency transactions, equalization and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid–in
	Income (Loss)	Gain (Loss)	Capital
Royce Pennsylvania Mutual Fund	$647,017	$(15,222,430)	$14,575,413
Royce Micro-Cap Fund	1,970,967	(1,970,967)	–
Royce Premier Fund	362,395	(14,706,461)	14,344,066
Royce Low-Priced Stock Fund	7,988,592	(7,988,592)	–
Royce Total Return Fund	(14,778,582)	3,553,652	11,224,930
Royce Heritage Fund	212,048	123,824	(335,872)
Royce Opportunity Fund	(235,336)	(3,591,254)	3,826,590
Royce Special Equity Fund	–	(11,836,198)	11,836,198
Royce Value Fund	(74,815)	(3,585,175)	3,659,990
Royce Value Plus Fund	5,207,208	(5,207,208)	–
Royce 100 Fund	3,618	(2,278,961)	2,275,343
Royce Dividend Value Fund	(310,015)	311,018	(1,003)
Royce Global Value Fund	10,552	64,564	(75,116)
Royce International Smaller-Companies Fund	7,890	(2,237)	(5,653)

     Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2009 – 2012) and has concluded that as of December 31, 2012, no provision for income tax is required in the Funds’ financial statements.

Transactions in Affiliated Companies:
     An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2012:

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/11	12/31/11	Purchases	Sales	(Loss)	Income	12/31/12	12/31/12
Royce Pennsylvania Mutual Fund
America’s Car-Mart	451,600	$17,693,688	$4,373,867	$–	$–	$–	556,600	$22,553,432
CRA International	592,143	11,748,117	–	–	–	–	592,143	11,706,667
DTS	65,000	1,770,600	26,907,518	–	–	–	1,167,789	19,502,076
Ethan Allen Interiors	1,623,910	38,502,906	–	1,790,305	(528,239)	1,331,606	1,573,910	40,465,226
Hi-Tech Pharmacal	530,400	20,627,256	15,436,926	–	–	1,457,906	997,731	34,900,630
Obagi Medical Products[1]	1,053,977	10,708,407	180,814	9,701,091	6,123,802	–
Pervasive Software	1,461,500	8,505,930	–	–	–	–	1,461,500	13,021,965
Preformed Line Products	291,088	17,366,310	1,147,791	–	–	303,088	311,088	18,484,849
Pulse Electronics[1]	2,231,739	6,248,869	–	–	–	–
Rofin-Sinar Technologies[1]	1,642,767	37,537,226	4,822,113	15,603,401	(1,471,002)	–
Shoe Carnival	639,729	16,441,035	6,122,731	1,803,663	149,878	1,419,023	1,227,698	25,155,532
Stanley Furniture	912,235	2,736,705	–	–	–	–	912,235	4,105,058
U.S. Physical Therapy	883,675	17,390,724	1,402,626	4,770,333	2,441,122	552,147	656,893	18,090,833
Weyco Group	590,500	14,496,775	–	–	–	496,020	590,500	13,794,080
Winnebago Industries	1,504,450	11,102,841	–	–	–	–	1,504,450	25,771,229
		232,877,389			6,715,561	5,559,790		247,551,577
Royce Micro-Cap Fund
Anaren[1]	743,436	12,355,906	122,988	3,411,270	(327,442)	–
AXT	1,879,961	7,839,438	146,710	789,419	(422,024)	–	1,808,161	5,080,932
GP Strategies[1]	1,029,900	13,883,052	–	4,028,803	5,409,885	–
Graham Corporation	621,249	13,940,828	–	384,400	(21,200)	49,300	601,249	11,724,355
Key Technology	446,814	5,781,773	–	503,042	(254,122)	–	421,814	4,403,738
LaCrosse Footwear[1]	532,669	6,722,283	–	7,482,367	3,040,315	130,667
Legumex Walker[1]	702,500	3,557,532	–	–	–	–
Lincoln Educational Services	1,382,527	10,921,963	1,438,566	334,218	(147,288)	422,626	1,520,827	8,501,423
Novatel Wireless	413,900	1,295,507	4,739,482	868,464	(362,454)	–	2,142,033	2,870,325
PDI	1,015,694	6,551,226	–	323,730	(96,360)	–	982,694	7,468,475
Pilot Gold[1]	3,114,500	3,943,761	–	715,720	(340,580)	–

The Royce Funds 2012 Annual Report to Shareholders | 121

Notes to Financial Statements (continued)

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/11	12/31/11	Purchases	Sales	(Loss)	Income	12/31/12	12/31/12
Royce Micro-Cap Fund (continued)
TGC Industries[1]	1,105,667	$7,894,463	$102,053	$1,486,187	$1,201,032	$138,434
Universal Stainless & Alloy Products[1]	326,512	12,198,488	1,547,641	2,395,846	632,652	–
Voltamp Transformers[1]	524,000	4,499,463	–	2,167,163	(724,274)	82,280
World Energy Solutions	747,900	2,258,658	–	189,796	(132,818)	–	733,900	$3,192,465
		113,644,341			7,455,322	823,307		43,241,713
Royce Premier Fund
ADTRAN	2,535,434	76,468,690	15,670,954	–	–	1,014,906	3,245,434	63,415,780
Alleghany Corporation[1]	514,525	146,788,837	–	–	–	–
Benchmark Electronics	2,710,000	36,503,700	1,817,591	–	–	–	2,843,900	47,265,618
Cabot Microelectronics	2,086,191	98,572,525	–	–	–	31,292,865	2,086,191	74,080,642
Cal-Maine Foods	1,771,686	64,790,557	–	1,643,839	594,584	2,374,059	1,721,686	69,246,211
Cognex Corporation	3,052,717	109,256,741	–	–	–	4,701,184	3,052,717	112,401,040
Fair Isaac	1,832,600	65,680,384	–	–	–	146,608	1,832,600	77,024,178
Fairchild Semiconductor International	6,458,112	77,755,668	714,525	–	–	–	6,508,112	93,716,813
FEI Company[1]	2,693,120	109,825,434	–	47,945,195	16,846,368	363,468
Knight Capital Group Cl. A1	4,667,200	55,166,304	–	72,603,294	(59,062,852)	–
Lincoln Electric Holdings	5,074,994	198,533,765	–	–	–	3,603,246	5,074,994	247,050,708
MKS Instruments	2,971,910	82,678,536	–	–	–	1,842,584	2,971,910	76,615,840
Myriad Genetics	4,329,367	90,656,945	19,677,063	1,284,805	223,048	–	5,114,765	139,377,346
Nu Skin Enterprises Cl. A	4,181,500	203,095,455	–	11,086,627	8,796,891	3,196,496	3,816,994	141,419,628
ProAssurance Corporation[1]	1,683,449	134,372,899	–	44,943,506	29,530,780	5,668,956
Sanderson Farms	2,130,191	106,786,475	–	12,520,759	(310,076)	1,448,530	1,880,191	89,403,082
Schnitzer Steel Industries Cl. A	2,108,038	89,127,846	–	–	–	1,221,608	2,108,038	63,936,793
Seabridge Gold	2,883,900	46,459,629	9,008,341	612,250	(293,960)	–	3,342,400	60,062,928
Semperit AG Holding	1,689,463	65,050,999	8,528,212	–	–	1,392,137	1,894,996	78,103,926
Silver Standard Resources	4,621,999	63,876,026	4,788,635	22,452,101	(11,576,543)	–	4,115,069	61,273,377
Simpson Manufacturing	3,387,886	114,036,243	–	–	–	2,540,915	3,387,886	111,088,782
Strayer Education	1,068,485	103,846,057	–	–	–	4,273,940	1,068,485	60,016,803
Thor Industries	4,407,057	120,885,574	–	8,459,744	531,408	9,199,539	4,166,757	155,961,714
Trican Well Service	7,241,100	124,742,386	12,091,170	–	–	2,019,981	8,027,100	105,876,702
Unit Corporation	2,896,073	134,377,787	–	–	–	–	2,896,073	130,468,089
Veeco Instruments	2,658,912	55,305,370	1,401,520	–	–	–	2,708,912	79,967,082
Woodward	3,906,024	159,873,562	–	–	–	1,249,928	3,906,024	148,936,695
		2,734,514,394			(14,720,352)	77,550,950		2,286,709,777
Royce Low-Priced Stock Fund
C&J Energy Services[1]	450,000	9,418,500	41,882,532	7,011,634	(304,139)	–
Castle (A.M.) & Co.[1]	1,799,667	17,024,850	–	18,923,609	(8,376,526)	–
Corinthian Colleges[1]	5,239,000	11,368,630	–	18,535,237	(14,865,291)	–
Cross Country Healthcare[1]	2,692,607	14,943,969	–	25,637,102	(18,390,182)	–
Globe Specialty Metals	4,160,280	55,706,149	–	3,129,151	(1,114,268)	1,036,945	4,026,606	55,365,832
Houston Wire & Cable	1,591,200	21,990,384	–	–	–	572,832	1,591,200	19,524,024
Kennedy-Wilson Holdings[1]	2,891,499	30,592,059	351,000	8,029,583	2,385,216	511,024
Korn/Ferry International[1]	2,836,963	48,398,589	820,315	21,146,997	(6,560,797)	–
KVH Industries	1,100,200	8,559,556	–	4,423,568	(214,921)	–	777,804	10,873,700
McEwen Mining[1]	7,858,918	26,405,964	813,865	10,751,720	(4,250,191)	–
Neutral Tandem[1]	1,681,614	17,976,454	–	15,330,889	(7,341,729)	3,504,630
Novatel Wireless[1]	3,205,176	10,032,201	–	18,431,709	(11,252,115)	–
NutriSystem[1]	1,625,690	21,020,172	–	11,245,391	(5,619,909)	962,983
PC-Tel	1,095,592	7,493,849	–	764,664	(99,972)	131,471	995,592	7,168,262
Pretium Resources[1]	5,037,000	61,853,124	–	6,458,472	5,233,084	–
Sigma Designs	2,007,658	12,045,948	–	5,393,449	(3,788,835)	–	1,720,358	8,859,844
Smith Micro Software[1]	2,208,776	2,495,917	–	2,072,296	1,201,172	–
Tesco Corporation	3,475,005	43,924,063	–	15,492,054	(3,928,753)	–	2,682,105	30,549,176
Total Energy Services	1,866,700	31,809,485	–	–	–	316,993	1,866,700	28,130,926
TrueBlue	3,212,691	44,592,151	3,154,110	2,765,281	(347,454)	–	3,262,691	51,387,383
Universal Technical Institute	1,730,679	22,118,078	–	1,496,074	(755,840)	692,272	1,655,679	16,623,017
WaterFurnace Renewable Energy	970,500	14,823,048	–	–	–	791,928	970,500	14,088,690
		534,593,140			(78,391,450)	8,521,078		242,570,854
Royce Total Return Fund
Barry (R.G.)	1,048,496	12,665,832	–	–	–	429,883	1,048,496	14,857,188
Cato Corporation (The) Cl. A1	1,477,815	35,763,123	–	1,296,635	285,541	4,275,939

122 | The Royce Funds 2012 Annual Report to Shareholders

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/11	12/31/11	Purchases	Sales	(Loss)	Income	12/31/12	12/31/12
Royce Total Return Fund (continued)
Chase Corporation	773,974	$10,758,239	$–	$–	$–	$309,590	773,974	$14,395,916
Colony Financial[1]	2,082,230	32,711,833	5,093,274	11,415,298	(1,107,930)	2,383,911
DDi Corporation[1]	1,093,312	10,200,601	–	9,903,624	4,218,584	131,197
Mueller (Paul) Company	116,700	2,042,250	–	–	–	–	116,700	2,520,720
Peapack-Gladstone Financial	473,145	5,081,577	33,604	–	–	94,850	475,350	6,692,928
Starrett (L.S.) Company (The) Cl. A	529,400	6,802,790	–	–	–	211,760	529,400	5,135,180
Village Super Market Cl. A	714,675	20,332,504	600,799	190,950	4,948	1,621,103	726,483	23,872,231
		136,358,749			3,401,143	9,458,233		67,474,163
Royce Opportunity Fund
BTU International	690,763	1,795,984	–	40,172	(30,839)	–	686,756	1,366,644
ClearOne	556,620	2,404,599	–	–	–	–	556,620	2,248,745
Comstock Holding Companies Cl. A	1,290,590	1,342,213	–	9,849	(4,188)	–	1,285,590	1,491,285
Cost Plus[1]	1,393,623	13,587,824	–	7,118,946	18,863,319	–
dELiA*s	1,721,584	1,756,016	104,418	1,392,120	(1,112,386)	–	1,602,615	1,875,059
Dixie Group	819,019	2,416,106	41,625	–	–	–	829,519	2,745,708
Evans & Sutherland Computer[1]	654,730	134,220	–	3,006,750	(2,962,350)	–
MarineMax	1,415,750	9,230,690	447,866	1,965,009	(840,017)	–	1,357,850	12,139,179
Material Sciences[1]	560,160	4,570,906	–	915,145	(315,339)	–
NCI Building Systems[1]	1,005,369	10,928,361	1,163,048	1,755,844	(440,054)	–
Network Equipment Technologies[1]	1,972,468	2,288,063	81,459	8,187,146	(5,635,146)	–
Pericom Semiconductor	1,112,329	8,464,824	996,332	–	–	–	1,240,848	9,964,009
Planar Systems	1,554,792	3,016,296	–	–	–	–	1,554,792	2,223,352
SigmaTron International	345,972	1,141,708	–	11,867	(5,052)	–	344,172	1,400,780
Spartech Corporation[1]	1,597,940	7,558,256	847,361	14,256,786	(1,787,358)	–
Spire Corporation	505,783	313,585	4,921	207,850	(173,145)	–	448,074	224,485
TRC Companies	1,644,680	9,884,527	557,282	1,046,751	(635,753)	–	1,683,765	9,799,512
Unifi[1]	945,600	7,186,560	1,221,720	1,379,384	(258,023)	–
		88,020,738			4,663,669	–		45,478,758
Royce Special Equity Fund
Ampco-Pittsburgh	979,650	18,946,431	145,053	–	–	707,877	987,000	19,720,260
Applied Industrial Technologies	1,627,973	57,255,810	31,860,683	–	–	1,772,571	2,430,400	102,101,104
Arden Group Cl. A	182,543	16,430,695	4,770,089	475,948	(10,100)	4,956,812	232,001	20,873,130
Atrion Corporation	158,000	37,956,340	2,435,630	811,477	310,904	2,010,911	165,000	32,340,000
Bowl America Cl. A	342,575	4,282,188	–	–	–	448,773	342,575	4,282,187
Children’s Place Retail Stores	1,173,000	62,309,760	7,113,000	213,172	16,719	–	1,318,056	58,376,700
Clearwater Paper	1,901,200	67,701,732	4,132,336	2,762,034	(118,245)	–	1,956,000	76,596,960
Computer Services[1]	929,517	26,258,855	118,196	6,951,915	2,672,427	1,020,954
CSS Industries	974,100	19,404,072	–	–	–	584,460	974,100	21,323,049
Dorman Products	1,396,165	51,560,373	657,904	7,796,524	9,531,259	3,903,990	2,306,679	81,518,036
Finish Line (The) Cl. A	2,390,550	46,101,757	44,384,448	–	–	810,610	4,462,000	84,465,660
Foster (L.B.) Company	926,600	26,213,514	65,200	–	–	92,831	928,875	40,350,330
Frisch’s Restaurants	505,100	9,859,552	–	–	–	5,121,714	505,100	9,344,350
Hawkins	877,400	32,340,964	1,439,299	442,091	(17,352)	589,017	911,020	35,201,813
Hurco Companies	170,000	3,570,000	6,449,861	–	–	–	435,179	10,009,117
Littelfuse	1,032,650	44,383,297	18,809,377	–	–	908,388	1,375,583	84,887,227
Mesa Laboratories[1]	315,000	13,053,600	–	6,752,933	8,035,618	87,591
Minerals Technologies	507,500	28,688,975	59,881,919	–	–	304,645	2,851,200	113,819,904
National Presto Industries	612,000	57,283,200	3,458,143	–	–	7,960,250	656,500	45,364,150
Park Electrochemical	1,879,800	48,160,476	3,777,042	–	–	788,202	2,011,012	51,743,338
Rimage Corporation[1]	807,000	9,078,750	1,910,829	13,271,060	(7,087,425)	448,405
Scholastic Corporation			75,777,807			708,318	2,400,207	70,950,119
Schulman (A.)	1,423,500	30,149,730	5,968,956	4,954,713	679,042	1,470,928	1,472,577	42,601,652
Standex International	792,200	27,069,474	1,815,889	288,206	65,666	238,581	831,990	42,672,767
Stepan Company	692,200	55,486,752	–	5,089,639	1,542,699	795,112	1,252,900	69,586,066
UniFirst Corporation	886,600	50,305,684	35,726,835	–	–	197,765	1,469,012	107,707,960
Universal Electronics[1]	755,000	12,736,850	–	14,675,309	(4,466,779)	–
Utah Medical Products[1]	321,331	8,675,937	–	8,429,813	2,414,225	165,803
		865,264,768			13,568,658	36,094,508		1,225,835,879
Royce Value Plus Fund
Casual Male Retail Group[1]	3,578,734	12,239,270	–	33,643,616	(22,473,582)	–
Celadon Group[1]	1,663,600	19,647,116	–	10,036,287	522,576	74,704

The Royce Funds 2012 Annual Report to Shareholders | 123

Notes to Financial Statements (continued)

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/11	12/31/11	Purchases	Sales	(Loss)	Income	12/31/12	12/31/12
Royce Value Plus Fund (continued)
Cerus Corporation	2,884,500	$8,076,600	$–	$–	$–	$–	2,884,500	$9,115,020
Cosi	4,975,812	3,507,948	1,207,675	–	–	–	6,833,770	5,316,673
Digi International[1]	1,504,600	16,791,336	–	17,018,378	(2,278,081)	–
Immersion Corporation			9,091,807	–	–	–	1,578,109	10,841,609
Mercury Systems[1]	2,218,749	29,487,174	–	12,195,361	484,053	–
Oplink Communications[1]	1,395,012	22,975,848	–	28,664,423	(8,776,689)	–
		112,725,292			(32,521,723)	74,704		25,273,302

[1] Not an Affiliated Company at December 31, 2012.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of
Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Dividend Value Fund, Royce Global Value Fund and Royce International Smaller-Companies Fund.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Dividend Value Fund, Royce Global Value Fund and Royce International Smaller-Companies Fund (constituting The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 20, 2013

124 | The Royce Funds 2012 Annual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2012, and held for the entire six-month period ended December 31, 2012. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.
Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2012, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/12	12/31/12	Period[1]	7/1/12	12/31/12	Period[1]	Ratio[2]
Investment Class

Royce Pennsylvania Mutual Fund	$1,000.00	$1,101.74	$4.60	$1,000.00	$1,020.76	$4.42	0.87%
Royce Micro-Cap Fund	1,000.00	1,052.57	7.27	1,000.00	1,018.05	7.15	1.41
Royce Premier Fund	1,000.00	1,085.74	5.45	1,000.00	1,019.91	5.28	1.04
Royce Low-Priced Stock Fund	1,000.00	1,057.44	6.41	1,000.00	1,018.90	6.29	1.24
Royce Total Return Fund	1,000.00	1,098.30	5.59	1,000.00	1,019.81	5.38	1.06
Royce Heritage Fund[3]	1,000.00	1,117.88	6.39	1,000.00	1,019.10	6.09	1.20
Royce Opportunity Fund	1,000.00	1,102.00	5.71	1,000.00	1,019.71	5.48	1.08
Royce Special Equity Fund	1,000.00	1,088.45	5.93	1,000.00	1,019.46	5.74	1.13
Royce Value Fund	1,000.00	1,115.10	6.38	1,000.00	1,019.10	6.09	1.20
Royce Value Plus Fund	1,000.00	1,087.64	7.14	1,000.00	1,018.30	6.90	1.36
Royce 100 Fund	1,000.00	1,096.45	6.27	1,000.00	1,019.15	6.04	1.19
Royce Dividend Value Fund	1,000.00	1,116.32	6.38	1,000.00	1,019.10	6.09	1.20
Royce Global Value Fund	1,000.00	1,115.64	7.66	1,000.00	1,017.90	7.30	1.44

Service Class

Royce Pennsylvania Mutual Fund	1,000.00	1,099.56	6.65	1,000.00	1,018.80	6.39	1.26
Royce Micro-Cap Fund	1,000.00	1,051.33	8.56	1,000.00	1,016.79	8.42	1.66
Royce Premier Fund	1,000.00	1,084.04	6.86	1,000.00	1,018.55	6.65	1.31
Royce Low-Priced Stock Fund	1,000.00	1,055.83	7.70	1,000.00	1,017.65	7.56	1.49
Royce Total Return Fund	1,000.00	1,096.23	7.17	1,000.00	1,018.30	6.90	1.36
Royce Heritage Fund[3]	1,000.00	1,116.41	7.66	1,000.00	1,017.90	7.30	1.44
Royce Opportunity Fund	1,000.00	1,100.65	7.60	1,000.00	1,017.90	7.30	1.44
Royce Special Equity Fund	1,000.00	1,087.39	7.29	1,000.00	1,018.15	7.05	1.39
Royce Value Fund	1,000.00	1,113.94	7.55	1,000.00	1,018.00	7.20	1.42
Royce Value Plus Fund	1,000.00	1,088.12	7.24	1,000.00	1,018.20	7.00	1.38
Royce 100 Fund	1,000.00	1,096.24	7.43	1,000.00	1,018.05	7.15	1.41
Royce Dividend Value Fund	1,000.00	1,115.31	7.82	1,000.00	1,017.75	7.46	1.47
Royce Global Value Fund	1,000.00	1,115.08	8.99	1,000.00	1,016.64	8.57	1.69
Royce International Smaller-Companies Fund	1,000.00	1,142.66	9.10	1,000.00	1,016.64	8.57	1.69

The Royce Funds 2012 Annual Report to Shareholders | 125

Understanding Your Fund’s Expenses (unaudited) (continued)

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/12	12/31/12	Period[1]	7/1/12	12/31/12	Period[1]	Ratio[2]
Consultant Class
Royce Pennsylvania Mutual Fund	$1,000.00	$1,094.29	$10.90	$1,000.00	$1,014.73	$10.48	2.07%
Royce Micro-Cap Fund	1,000.00	1,046.17	13.73	1,000.00	1,011.71	13.50	2.67
Royce Premier Fund	1,000.00	1,079.40	11.39	1,000.00	1,014.18	11.04	2.18
Royce Total Return Fund	1,000.00	1,090.92	12.14	1,000.00	1,013.52	11.69	2.31
Royce Heritage Fund[3]	1,000.00	1,111.06	13.32	1,000.00	1,012.52	12.70	2.51
Royce Opportunity Fund	1,000.00	1,094.37	12.95	1,000.00	1,012.77	12.45	2.46
Royce Special Equity Fund	1,000.00	1,082.96	11.57	1,000.00	1,014.03	11.19	2.21
Royce Value Fund	1,000.00	1,110.02	12.30	1,000.00	1,013.47	11.74	2.32
Royce Value Plus Fund	1,000.00	1,081.70	12.92	1,000.00	1,012.72	12.50	2.47
Royce Global Value Fund	1,000.00	1,109.82	12.94	1,000.00	1,012.87	12.35	2.44

Institutional Class

Royce Pennsylvania Mutual Fund	1,000.00	1,102.27	4.23	1,000.00	1,021.11	4.06	0.80
Royce Premier Fund	1,000.00	1,086.04	5.14	1,000.00	1,020.21	4.98	0.98
Royce Low-Priced Stock Fund	1,000.00	1,056.96	6.20	1,000.00	1,019.10	6.09	1.20
Royce Total Return Fund	1,000.00	1,098.31	5.43	1,000.00	1,019.96	5.23	1.03
Royce Opportunity Fund	1,000.00	1,102.91	5.50	1,000.00	1,019.91	5.28	1.04
Royce Special Equity Fund	1,000.00	1,089.13	5.36	1,000.00	1,020.01	5.18	1.02
Royce Value Fund	1,000.00	1,116.70	5.59	1,000.00	1,019.86	5.33	1.05
Royce Value Plus Fund	1,000.00	1,089.91	5.46	1,000.00	1,019.91	5.28	1.04
Royce Dividend Value Fund	1,000.00	1,085.15	3.50	1,000.00	1,012.77	3.37	1.04

W Class

Royce Premier Fund	1,000.00	1,085.41	5.71	1,000.00	1,019.66	5.53	1.09
Royce Total Return Fund	1,000.00	1,097.74	6.27	1,000.00	1,019.15	6.04	1.19

R Class

Royce Pennsylvania Mutual Fund	1,000.00	1,098.11	7.86	1,000.00	1,017.65	7.56	1.49
Royce Premier Fund	1,000.00	1,082.24	8.85	1,000.00	1,016.64	8.57	1.69
Royce Low-Priced Stock Fund	1,000.00	1,053.80	9.50	1,000.00	1,015.89	9.32	1.84
Royce Total Return Fund	1,000.00	1,093.80	9.32	1,000.00	1,016.24	8.97	1.77
Royce Heritage Fund	1,000.00	1,113.94	9.78	1,000.00	1,015.89	9.32	1.84
Royce Opportunity Fund	1,000.00	1,098.51	9.71	1,000.00	1,015.89	9.32	1.84
Royce Value Fund	1,000.00	1,111.41	10.35	1,000.00	1,015.33	9.88	1.95
Royce Value Plus Fund	1,000.00	1,085.14	9.64	1,000.00	1,015.89	9.32	1.84
Royce 100 Fund	1,000.00	1,092.75	9.68	1,000.00	1,015.89	9.32	1.84
Royce Global Value Fund	1,000.00	1,112.24	10.57	1,000.00	1,015.13	10.08	1.99

K Class

Royce Pennsylvania Mutual Fund	1,000.00	1,099.50	6.07	1,000.00	1,019.36	5.84	1.15
Royce Premier Fund	1,000.00	1,083.77	7.70	1,000.00	1,017.75	7.46	1.47
Royce Low-Priced Stock Fund	1,000.00	1,055.18	8.21	1,000.00	1,017.14	8.06	1.59
Royce Total Return Fund	1,000.00	1,097.03	7.54	1,000.00	1,017.95	7.25	1.43
Royce Heritage Fund	1,000.00	1,116.33	8.46	1,000.00	1,017.14	8.06	1.59
Royce Opportunity Fund	1,000.00	1,100.45	8.34	1,000.00	1,017.19	8.01	1.58
Royce Value Fund	1,000.00	1,113.58	8.18	1,000.00	1,017.39	7.81	1.54
Royce Value Plus Fund	1,000.00	1,086.02	8.34	1,000.00	1,017.14	8.06	1.59
Royce 100 Fund	1,000.00	1,094.01	8.37	1,000.00	1,017.14	8.06	1.59
Royce Global Value Fund	1,000.00	1,115.29	9.25	1,000.00	1,016.39	8.82	1.74

[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period for all funds existing for the full half-year period; Royce Dividend Value Fund-Institutional Class multiplied by 118 days).

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

126 | The Royce Funds 2012 Annual Report to Shareholders

Federal Tax Information

     In January 2013, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2012.

2012 Supplemental Tax Information:

			%	Long-Term Capital
	%	% U.S. Govt	Income Qualifying	Gain Distribution or
Fund	QDI	Income	For DRD	Maximum Allowable (000’s)
Royce Pennsylvania Mutual Fund	100.00%	N/A	100.00%	$303,973
Royce Micro-Cap Fund	100.00%	N/A	100.00%	55,624
Royce Premier Fund	100.00%	N/A	100.00%	391,764
Royce Low-Priced Stock Fund	100.00%	N/A	97.20%	193,626
Royce Total Return Fund	100.00%	N/A	100.00%	188,094
Royce Heritage Fund	100.00%	N/A	100.00%	6,791
Royce Opportunity Fund	81.89%	N/A	82.10%	78,255
Royce Special Equity Fund	100.00%	N/A	100.00%	143,718
Royce Value Fund	100.00%	N/A	100.00%	59,275
Royce Value Plus Fund	N/A	N/A	N/A	N/A
Royce 100 Fund	100.00%	N/A	100.00%	23,231
Royce Dividend Value Fund	100.00%	N/A	100.00%	932
Royce Global Value Fund	100.00%	N/A	8.64%	N/A
Royce International Smaller-Companies Fund	100.00%	N/A	0.00%	N/A

Definitions:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit:
      For the year ended December 31, 2012, the following funds had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

		Net Foreign
	Net Foreign	Source Income	Foreign	Foreign
Fund	Source Income	Per Share	Tax	Tax Per Share
Royce Global Value Fund	$3,338,072	$.1418	$742,323	$.0315
Royce International Smaller-Companies Fund	389,382	.1702	56,049	.0245

The Royce Funds 2012 Annual Report to Shareholders | 127

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1, President
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer, and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Patricia W. Chadwick, Trustee
Age: 64 | Number of Funds Overseen: 34 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 70 | Number of Funds Overseen: 48 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 73 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 67 | Number of Funds Overseen: 48 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 61 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 54 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 54 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 50 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 45 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer, and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 53 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

128 | The Royce Funds 2012 Annual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2012, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2012 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
    All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an index of domestic small- to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The returns for the Russell 2500—Financial Services Sector represent those of the financial services companies within the Russell 2500 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.
    The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
   Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Royce Funds may invest up to 25% (100% for Royce Global Value and International Smaller-Companies Funds, 35% of Heritage, Low-Priced Stock and Micro-Cap Funds, 10% of Opportunity Fund and 5% of Special Equity Fund) of their respective assets in foreign securities, which generally may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
   This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

   The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2012 Annual Report to Shareholders | 129

2012: In Quotes

History has shown that lousy economic conditions, or even dismal corporate results, don’t necessarily lead to disappointing stock market returns in any given year—or decade, for that matter.
- Paul J. Lim, nytimes.com, December 15, 2012

Points To Ponder

Bonds are thought to be lower-risk investments; we believe that, at today’s prices, long-term bonds are very risky.
- Bill Nygren, Oakmark Funds, Morningstar Advisor, October 12, 2012

 Our national wealth didn’t come from politicians of any ilk, level, office or ideology. It came from the long-term, much defiled 1% of the population and their dedicated followers via the marvelous magic of capitalism.
- Ken Fisher, Forbes, November 19, 2012

Profit margins are probably the most mean-reverting series in finance, and if profit margins do not mean-revert, then something has gone badly wrong with capitalism. If high profits do not attract competition, there is something wrong with the system and it is not functioning properly.
- Jeremy Grantham

Individual and institutional investors are insuring that they will lose money on Treasuries [after inflation] over the next 10 years when they by-pass the chance to make money in equities.
- Noah Blackstein, Barron’s, July 14, 2012

It is important to recognize that results in the short term reflect a lot of randomness. Even skillful managers will slump, and unskillful managers will shine. But over the long haul, good process wins.
- Michael Mauboussin, Daily News & Analysis, June 4, 2012

The market always does what it’s supposed to do only never when it’s supposed to do it.
- Arnold Van De Berg

Do not trust financial market risk models. Despite the predilection of some analysts to model the financial markets using sophisticated mathematics, the markets are governed by behavioral science, not physical science.
- Seth Klarman

In Absolute Agreement

Whenever you find yourself on the side of the majority, it is time to pause and reflect.
- Mark Twain

To preserve independence, we must not let our rulers load us with perpetual debt. We must make our election between economy and liberty, or profusion and servitude.
- Thomas Jefferson

It’s never as good as you think it is when it’s great, and never as bad as you think it is when it’s bad.
- Preston Athey, Barron’s, June 16, 2012

Leverage reduces the investor’s critical asset: patience.
-Jeremy Grantham, GMO Letter, February 2012

We don’t have to be smarter than the rest. We have to be more disciplined than the rest.
- Warren Buffett, 2002

Cocktail Conversation

A decade ago, jewelry accounted for more than 90% of global gold demand...Jewelry accounted for just 43% of global demand in the 2012 first half.
- The Wall Street Journal, November 12, 2012

The one who follows the crowd will usually get no further than the crowd. The one who walks alone is likely to find himself in places no one has ever been.
- Albert Einstein

Timeless Tidbits

The key to happiness is good health and a bad memory.
- Ingrid Bergman

The things that will destroy America are prosperity at any price, peace at any price, safety first instead of duty first and love of soft living and the get-rich-quick theory of life.
- Theodore Roosevelt

You can’t live a perfect day without doing something for someone who will never be able to repay you.
- John Wooden

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

130 | This page is not part of the 2012 Annual Report to Shareholders

Making Headlines

At The Royce Funds, the integrity of our process and the reputation of our people are as important to us as the success of our portfolios, so it is always gratifying when the results of these three efforts are recognized in the wider world. Through the years, we have been fortunate enough to have a number of positive things written about The Royce Funds, our firm and our people. Below is a summary of what we think were among the best media mentions from the last year.

February 21, 2012

 Whitney George Shares His Small-Cap Experience with Value Investor Insight

 Royce Co-Chief Investment Officer, Portfolio Manager, and Managing Director Whitney George revealed his investment strategy in the Value Investor Insight article “Staying Power.” The in-depth interview covers examples of companies Whitney was interested in, why he is slow to fall in love with a stock, and why small-caps require an even greater focus on margins of safety. “We believe our edge is in bringing a formidable amount of knowledge and experience to a part of the stock market that is not always well understood or effectively followed.” Having a long-term time horizon of three to five years is an added edge as it gives Royce managers the ability to buy companies that are out of favor due to lackluster short-term outlooks. As Whitney points out in the article, “It’s a good deal easier to know what’s likely to happen than to know precisely when it’s going to happen.”

 March 23, 2012

 Seeking Alpha Points to Royce Micro-Cap Fund

 In his February 29, 2012 article, Seeking Alpha contributor Ian Cassel looked at the five-and 10-year performances of ten micro-cap funds. Cassel says, “Even though most people broad-brush micro-cap as ‘NOT investable,’ some of the greatest managers of all time like Peter Lynch and Warren Buffett started in the micro- and small-cap arenas.” Jenifer Taylor manages Royce Micro-Cap Fund, which invests primarily in companies with market capitalizations up to $500 million.

 July 10, 2012

 Investor’s Business Daily: David Nadel Talks Emerging Markets

 For his June 26, 2012 “Emerging-Market Funds’ Flows Soar As Investors Thrive” article, Paul Katzeff took insights from David Nadel, Royce Portfolio Manager and Director of International Research. Katzeff noted that Nadel invests in emerging markets in several ways. One is to invest in companies based in a developed market that generate a lot of revenue from emerging markets and another is to invest in companies that do business globally but have facilities in emerging markets. David Nadel spoke at the 2012 Morningstar Investment Conference in Chicago, IL.

 November 9, 2012

 Chuck Royce Featured in WSJ’s Article “Funds Prepare for Eventual Succession”

 “I’m not remotely thinking about retirement or anything like it,” said Chuck Royce in a recent article published in The Wall Street Journal, clearing any assumptions his appointment of Whitney George as Co-Chief Investment Officer in 2009 might have aroused. “I believe we have built a firm that does not rely on any one person’s contribution,” he added. The November 4, 2012 article, written by Staff Reporter Joe Light and titled “Funds Prepare for Eventual Succession,” took a look at six top-performing managers who are either past or approaching traditional retirement age. Making the list was Chuck Royce, who at age 73 has spent 40 years at Royce & Associates, LLC as the company’s President, Co-Chief Investment Officer, and Portfolio Manager. According to Morningstar, Chuck belongs to a small group of Portfolio Managers who have a term of such length.

 December 10, 2012

 Jay Kaplan Shares His Investment Strategy with Value Investor Insight

 Published November 30, 2012, the most recent issue of Value Investor Insight took interest in Portfolio Manager and Principal Jay Kaplan, who for 12 years has been a key contributor to our work. The interview, titled “Not-Great Expectations,” engaged Jay through a variety of topics, touching on his long-term, contrarian investment approach, valuation metrics, where he is finding opportunities today, and the quality characteristics of a few companies that he has held for years. “I’m trying not to buy hopes and dreams, but the here and now,” said Jay with regards to Royce’s general approach to valuation. “If the hopes and dreams come true, all the better,” he added.

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The Lessons of 40 Years

November 2012 marked the 40th anniversary of Chuck Royce’s management of Royce Pennsylvania Mutual Fund. Forty years is a long time to do anything, of course, so this happy and momentous event has naturally focused our attention on what we have learned from managing portfolios with a small-cap value orientation. More precisely, we thought about what the most significant lessons have been over four full decades in the mutual fund business. Ultimately, three ideas made it to the top of our list.
     The first is the importance of managing risk. Chuck’s formative years running the Fund coincided with the severe bear market of 1973-4, precipitated by the fall of the “Nifty Fifty,” a group of well known large-cap stocks that had previously been thought to be almost impervious to major market corrections (it would not be the last time a group of stocks earned and lost that kind of lofty reputation). Chuck’s portfolio shed value as dramatically as most others. The bear market recalled to him one of the central lessons of value investing, one that became integral to his own burgeoning approach—capital preservation is as critical to building strong returns as capital appreciation.
     As the Fund began to recover from the bear market near the end of 1974, Chuck began to concentrate his efforts on finding what he thought were well-managed companies with the financial strength to withstand adversity. A set of criteria soon emerged that he wanted in each portfolio holding. This list included a strong balance sheet, high returns on capital, and the ability to generate free cash flow. He reasoned that companies with these attributes had what it took to better hold their value during difficult periods for the company, its industry, or the economy as a whole.
     The second lesson in some ways grew out of the first. Chuck saw that small-caps, especially in the first two-and-a-half decades of his history with the Fund, were often vulnerable and volatile. Yet within the large and diverse small-cap universe were many conservatively capitalized, effectively managed businesses that performed very well, notably over full market cycle periods. These lengthier spans tended to smooth out some of the inherent volatility to which nearly every company in the asset class was subject to some degree. There was also a benefit to be drawn from seeing how a company performed in both up and down markets, an observation he quickly extended to his own approach. Many styles did well in up markets; others held up in downturns. Chuck wanted an approach that could potentially excel through both up and down phases—through full market cycles, in other words. He decided that an approach that did better in down phases while remaining competitive on the upside would work best in trying to meet that objective. This is how the firm’s emphasis on long-term returns became crucial.
     From this came the importance of patience and absolute returns. Stressing long-term results has often meant that our Funds were out of sync with their benchmarks over short- and/or intermediate-term periods. It also meant that, even when the Funds outpaced their respective benchmarks over market cycle and other long-term performance periods, we still care most about absolute returns. We thoroughly enjoy outperforming our small-cap benchmarks, but we learned early in our tenure that one cannot eat from the table of relative results. Given the choice, we would much prefer doubling our investors’—and our own—money every five to seven years or so to the occasional victory over a small-cap index.
     Anniversaries nearly always lead to a look behind, a gaze through life’s rear-view mirror. As we engage in a review of what has mattered over the years, what pleases us most about our long-term record are the lives that our investments have helped to make better. Close behind is the realization that so much of what was important then remains important now—because it still works.

The thoughts in this essay concerning the stock market are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements.

132 | This page is not part of the 2012 Annual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $35 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for 40 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, four assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees, and their families currently have approximately $147 million invested in The Royce Funds.

This Review and Report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA/BD Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce InfoLine 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

ANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

Royce Select Fund I

Royce Select Fund II

Royce Global Select Long/Short Fund

Royce Enterprise Select Fund

Royce Opportunity Select Fund

Royce Financial Services Fund

Royce Micro-Cap Discovery Fund

Royce SMid-Cap Value Fund

Royce Focus Value Fund

Royce Partners Fund

Royce Special Equity Multi-Cap Fund

Royce European
Smaller-Companies Fund

Royce Global Dividend Value Fund

Royce International Micro-Cap Fund

Royce International Premier Fund

www.roycefunds.com

Online Update

Visit www.roycefunds.com for Fund performance information, special messages and commentary from Co-CIOs Chuck Royce, Whitney George, and other portfolio managers, news, literature, and tools to help you better understand and compare our Funds.

eDelivery Saves! Sign Up Now.
eDelivery saves paper, time, and fund expenses.[1] Sign up now to view statements, prospectuses, financial reports, and tax forms online.
> www.roycefunds.com/edelivery
[1] Any direct Royce Funds IRA investor who chooses eDelivery of prospectuses, financial reports, and RWord will be exempt from the $15 annual IRA maintenance fee. (We will continue to also waive the fee for investors with more than $20,000 invested in Royce IRAs at the time the fee is charged, and for new transfer and rollover accounts in their first year.)

Stay Informed
Follow us on Twitter, watch us on YouTube, subscribe to our RSS feed, and sign up for our monthly eWord newsletter to stay up to date on the latest from The Royce Funds.
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Financial Professionals
Login to our Financial Professional website to access up-to-date research, insights, and whitepapers including:

What’s in a Name? How Small-Caps Have Evolved
While the adoption of small-cap is now wide-spread, there remain differences in how the category is defined in the U.S. and abroad.

Consider Micro-Caps: Why Now Might be a Good Time
Low expectations, a history of strong, above-average returns, and solid near-term results may mean the start of something good for the underfollowed and underappreciated micro-cap asset class.
> www.roycefunds.com/research

Quarterly Advisor Materials
Log into our Financial Professional site and manage your preferences to receive alerts about our:
• Quarterly Review Book
• Fund Impact and Attribution Reports
• Longitudinal Studies
• Fact Sheets
> www.roycefunds.com/advisors

This page is not part of the 2012 Annual Report to Shareholders

This page is not part of the 2012 Annual Report to Shareholders | 1

Royce Fund Guide

Value-Oriented Small-Cap Offerings Tailored to Specific Investor Needs

INVESTMENT UNIVERSE BREAKDOWN[1]

The size and diversity of the small-company universe make it a unique and fertile area for investment. For 40 years, it has been our primary area of focus. Over that time, this universe has evolved into an established asset class, used by a wide range of investors, including institutions, consultants, advisors, and individuals. Today, there are numerous small-cap and micro-cap indexes and ETFs. Importantly, the continuous regeneration of the asset class, through the entrance of new companies, spin-offs and IPOs, makes it an evergreen source of investment opportunities. This is why we have elected to focus on the smaller-company universe and believe it is ideally suited for a variety of distinct offerings.

Market Cap
The smaller company universe consists of more than 4,100[1] publicly traded companies in the U.S. (and more than 28,000[1] outside the U.S.). We break it down into two distinct market segments: micro-cap—companies with market caps up to $750 million—and small-cap—companies with market caps between $750 million and $2.5 billion.
     Sorting the universe into two markets is critical because, in our experience, each requires a portfolio approach based primarily on diversification needs. Our portfolio managers share a common investment approach, one that emphasizes paying attention to risk and buying what each thinks are strong businesses at discounted prices, but our portfolios also possess important differences that make each one unique.
     Each portfolio falls within the small-cap universe, in terms of both constituent names and average market cap.

Portfolio Approach
Our portfolio managers possess broad latitude within our investment universe, though in general they seek a combination of quality—measured by the balance sheet and returns on invested capital—and valuation.
     Portfolios that invest more heavily in micro-caps are, in general, more broadly diversified due to liquidity considerations; those that invest primarily in the upper end of the small-cap portfolios tend to be more focused. In addition, we seek to take advantage of pockets of opportunity, such as dividend-paying companies, low-priced companies, turnarounds, special situations, etc., within each universe.

Broadly Diversified Portfolios
A diversified portfolio at Royce is one that generally holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

Focused Portfolios
A focused portfolio at Royce is one that either (i) generally invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

[1] Reuters as of 12/31/12

The Royce Funds, other than Royce Special Equity Multi-Cap Fund, invest primarily in micro-cap, small-cap, and/or mid-cap stocks, which may involve considerably more risk than investing in larger-cap stocks (Please see “Primary Risks for Fund Investors” in the prospectus). Each Fund may invest a portion of its net assets in foreign securities, which may involve political, economic, currency, and other risks not encountered in U.S. investments (Please see “Investing in Foreign Securities” in the prospectus). Distributor: Royce Fund Services, Inc.

2 | This page is not part of the 2012 Annual Report to Shareholders

This guide is designed to help investors better understand both the different approaches and the common ground among our portfolios. Looking closely at our Fund Guide allows investors to see other important differences—in levels of volatility, sector orientation, and investment themes—within the context of our two key differentiators, namely, market cap and portfolio approach. We think that understanding these differences can inform asset allocation decisions, especially when investors incorporate more than one Royce offering within their portfolios. Listed below are the Royce Funds included in this Annual Report, arranged by average market cap. For a complete listing of our Funds and their attributes please visit our website at www.roycefunds.com.

Fund Tools Go online for more tools to help you better understand our Funds. Compare Funds > www.roycefunds.com/compare Prices & Performance > www.roycefunds.com/prices

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

This page is not part of the 2012 Annual Report to Shareholders | 3

Performance and Expenses	Through December 31, 2012

	Average Annual Total Returns
						Gross Annual	Net Annual
				Since	Since	Operating	Operating
Fund	1-Year	5-Year	10-Year	Inception	Inception Date	Expenses	Expenses

Royce Select Fund I	13.68%	6.01%	12.84%	13.38%	11/18/98	1.14%	1.14%

Royce Select Fund II	13.77	5.60	n.a.	6.39	6/30/05	2.76	1.68

Royce Global Select Long/Short Fund	14.02	5.05	n.a.	10.56	6/30/05	1.76	1.65

Royce Enterprise Select Fund	15.68	4.59	n.a.	4.47	9/28/07	4.24	1.25

Royce Opportunity Select Fund	35.14	n.a.	n.a.	17.41	8/31/10	2.83	1.44

Royce Financial Services Fund	20.72	1.61	n.a.	5.81	12/31/03	1.89	1.54

Royce Micro-Cap Discovery Fund	3.10	-0.29	n.a.	4.35	10/3/03	2.99	1.49

Royce SMid-Cap Value Fund	15.45	3.21	n.a.	3.08	9/28/07	1.95	1.35

Royce Focus Value Fund	9.20	n.a.	n.a.	14.10	2/27/09	1.98	1.36

Royce Partners Fund	20.74	n.a.	n.a.	10.92	4/27/09	4.28	1.38

Royce Special Equity Multi-Cap Fund	11.62	n.a.	n.a.	9.39	12/31/10	1.97	1.39

Royce European Smaller-Companies Fund	23.83	2.44	n.a.	2.27	12/29/06	2.10	1.70

Royce Global Dividend Value Fund	22.52	n.a.	n.a.	1.83	12/31/10	3.48	1.70

Royce International Micro-Cap Fund	13.59	n.a.	n.a.	-5.58	12/31/10	4.01	1.78

Royce International Premier Fund	23.40	n.a.	n.a.	1.36	12/31/10	3.77	1.69

[1] Not annualized

Important Performance, Expense, and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Funds). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses, reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, if any, to the extent necessary to maintain net operating expenses at or below: 1.35% for Royce Focus Value, Partners, and SMid-Cap Value Funds; 1.49% for Royce Financial Services and Micro-Cap Discovery Funds through April 30, 2013 and at or below 1.99% for Royce Partners and Micro-Cap Discovery Funds through April 30, 2022; and at or below 1.39% for Royce Special Equity Multi-Cap Fund through April 30, 2014; and at or below 1.49% for Royce Select Fund II and Global Select Long/Short Funds and at or below 1.24% for Royce Enterprise Select and Opportunity Select Funds through April 30, 2015. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of the Funds’ Service Class bear an annual distribution expense that is not borne by the Funds’ Investment Class. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Global Select Long/Short, European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic or other developments that are unique to a particular country or region. (Please see “Investing in foreign securities” in the prospectus.) Therefore, the prices of securities of foreign companies, in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. Distributor: Royce Fund Services, Inc.

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Portfolio Characteristics	As of December 31, 2012

	Longevity				% of
	of Fund	Portfolio	Fund Assets	Market Cap	Non-U.S.	Portfolio
Fund	(in years)	Approach	(in millions)	Breakdown	Securities	Volatility[2]

Royce Select Fund I	14		$50		9.9%	Moderate

Royce Select Fund II	7		4		35.9	Higher

Royce Global Select Long/Short Fund	7		21		73.5	Moderate

Royce Enterprise Select Fund	5		1		9.7	Lower

Royce Opportunity Select Fund[1]	2		3		4.6	—

Royce Financial Services Fund	9		17		29.9	Moderate

Royce Micro-Cap Discovery Fund	9		4		5.9	Moderate

Royce SMid-Cap Value Fund	5		11		33.2	Higher

Royce Focus Value Fund	3		9		24.9	Lower

Royce Partners Fund	3		2		22.7	Lower

Royce Special Equity Multi-Cap Fund[1]	2		109		0.0	—

Royce European Smaller-Companies Fund	6		16		95.8	Higher

Royce Global Dividend Value Fund[1]	2		7		87.1	—

Royce International Micro-Cap Fund[1]	2		5		92.5	—

Royce International Premier Fund[1]	2		6		94.3	—

[1]	The Fund does not have the three years of history required for calculating a volatility score.
[2]
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns, with an emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. Except as noted below, each Fund’s results reflect its score compared with all small-cap objective funds tracked by Morningstar with at least three years of history (374 funds as of 12/31/12). For Royce Global Select Long/Short Fund and Royce Select Fund II all world stock funds with weighted average market-caps of less than $5 billion tracked by Morningstar that have at least three years of history (24 funds as of 12/31/12) are included. For Royce Financial Services Fund, all financial funds tracked by the Morningstar with at least three years of history (32 funds as of 12/31/12) are included. For Royce Enterprise Select, SMid-Cap Value, Focus Value, and Partners Funds, all mid-cap stock funds with weighted average market caps between $750 million and $10 billion tracked by Morningstar with at least three years of history (390 funds as of 12/31/12) are included. For Royce European Smaller-Companies Fund, all European stock funds tracked by Morningstar with at least three years of history (32 funds as of 12/31/12) are included. We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility; and those in the bottom third to have high volatility.

Market Cap Breakdown Key: ■ <$750M ■ $750M–$2.5B ■ $2.5B–$15B ■ >$15B Broadly Diversified Focused

This page is not part of the 2012 Annual Report to Shareholders | 5

Charles M. Royce, President

One of the most interesting recent
developments in the equity markets,
particularly in the small-cap space,
has been the persistent disparity
in performance between high- and
low-quality companies. Over longer
periods of time, higher-quality
companies have differentiated
themselves from a performance
standpoint, especially compared
to the lower quality segments of
the market. While the aftermath
of the financial crisis altered this
script, there are signs that the
dynamic is changing.

Historically, lower-quality companies
have tended to demonstrate their
most robust outperformance when
markets are in the initial recovery
phase following a recession or bear
market low. However, once economies
and markets move from recovery to
expansion, the rate of change in these
inputs begins to slow while leadership
tends to rotate back to higher-
quality companies, whose business
fundamentals are more compelling.

Continued on page 8...
Letter to Our Shareholders

Men can do nothing without the make-believe of a beginning.
– George Eliot

See a Little Light
     When seeing out one year and ushering in another, it is important to remember that the calendar, useful though it may be, provides only one way of tracking time. Some people, for example, choose to look to spring for a new beginning, while others, more habituated to the rhythms of the school year, prefer the arrival of fall. The stock market, in all its caprice and unpredictability, most often eschews 12-month spans in favor of its own irregularly paced seasons. So we find ourselves, as we look back on 2012 and peer ahead to 2013, at one of those curious, familiar junctures when the calendar compels a shift that the market seems to have anticipated months before. From our perspective as active small-cap managers, the recent market cycle change was something of a watershed. In fact, it seems very likely to us that the 2012 small-cap low on June 4 signaled the end of the closely correlated, range-bound cycle of the last few years, a cycle that created ample disappointments for those of us committed to high quality, risk management, and long-term absolute returns. It is not yet clear that this June low will prove as auspicious as it looks to us at this writing. Suffice it to say that major market inflection points seldom do any of us the favor of announcing their arrival.
     It is equally important to emphasize that our new-found sanguine attitude is contingent on seeing in 2013 more of what we saw in the second half of 2012, particularly in last year’s closing months. During this period, investors were looking more closely at companies that possess sustainable quality in the form of strong balance sheets, high returns on invested

6 | This page is not part of the 2012 Annual Report to Shareholders capital, steady earnings, and reasonable dividends while paying a bit less attention to high-yield instruments, copiously leveraged stocks, and explosive growth surprises. We want to stress the extremely cautious nature of our optimism. The resurgence of quality off the June low was not decisive and has been thus far short lived. However, in our view, it did mark a subtle and significant shift that grew more pronounced in the fourth quarter, most notably in October and November when share prices went wobbly from the impact of Hurricane Sandy and the aftermath of the elections, which included periods of recurrent anxiety over the then-looming fiscal cliff.
     Quality shone through in this more uncertain period. Throughout most of our first 35 years of managing portfolios, this resilience would have been unexceptional, and hardly worth mentioning, because quality companies have historically defended well. However, since the spring of 2010—and even more dramatically since the April 2011 small-cap high—little of what worked historically has enjoyed success. This has made the last five years—the last three particularly—among the most frustrating periods of our 40 years in business. With retrospective clarity, perhaps we should have suspected that something was amiss, or at least historically aberrant, when stocks rebounded so quickly and dynamically from the March 2009 bottom. Considering that the recession which began in 2007 was made far worse by the global financial crisis in the fall of 2008, the market’s surge may have been too much too soon, welcome though it was.
     In any event, investors soon became more than a little wary, shuffling in and out of stocks with little regard for business fundamentals and too much for macro headlines, nearly all of them negative. Unable to establish any clear direction, the market sputtered as it rose and wheezed as it stumbled. It often seemed as though many of the investors who were frantically shoving money in and pulling it out again weeks, days, or hours later were the same people decrying the mercurial nature of asset prices and questioning whether equities were any longer a viable investment option. Along the way, results for passive investment approaches began to outpace those of an ever-larger number of active managers. So it is with a large measure of relief that we bid a tentative and hopeful good-bye to all that as we look ahead to better, more stable days.

The Wall of Worry
An old adage has it that “the market climbs a wall of worry” during those times when stocks behave bullishly in the face of negative news or perceptions. It seems clear to us that in 2012, the market scaled just such a wall. Consider the following: For the most part, the bearish second quarter eroded, but did not undo, the gains achieved in the first. The year’s final six months found many investors still behaving coolly toward equities and a host of large-scale economic and fiscal issues yet to be fully worked through. As the year closed, a fiscal cliff deal had yet to be reached, various European nations continued

From our perspective as active small-
cap managers, the recent market cycle
change was something of a watershed.
In fact, it seems very likely to us that the
2012 small-cap low on June 4 signaled
the end of the closely correlated, range-
bound cycle of the last few years, a cycle
that created ample disappointments for
those of us committed to high quality,
risk management, and long-term
absolute returns.

This page is not part of the 2012 Annual Report to Shareholders | 7

However, the four rounds of QE
have created an extended tailwind
for low-quality companies. Highly
levered businesses—a low-quality
attribute from our standpoint—have
benefited from the sharp drop in the
cost of capital that has accompanied
the Fed’s bond buying programs.
Access to capital has simultaneously
improved, allowing weaker companies
to stave off potential financing
challenges. This is particularly
relevant in the smaller company space
where financing is often tenuous.
Interestingly, companies with large
net cash positions have also lagged
as that cash has been viewed as an
unproductive asset that generates
little or no return, even though it
provides a healthy margin of safety
and is often the result of profitability.
Even allowing for strong second-half
results, high-quality small-caps look
highly attractive to us relative to
both their lower-quality counterparts
and their high-quality peers in the
large-cap space.

The drop in market volatility back
to pre-crisis levels, as measured
by the VIX, has contributed to the
relative strength of low-quality
companies. Investors’ appetite for
riskier assets tends to correlate with
sharp moves—both up and down—in
volatility. As the more violent swings

Continued on page 10...

Letter to Our Shareholders

to flirt with financial peril, and China was still growing at a slower pace than in previous boom years. In addition, there was a typically contentious presidential election preceded by a disastrous hurricane that swept through the world’s financial capital. Yet the market ultimately shrugged off most of these concerns.
     Share prices did not skyrocket following the June 4 small-cap low. July, in fact, saw a downturn for most stocks. But August and September were highly rewarding months that enabled equities to rally decisively enough to post impressive third-quarter results. For the quarter, the small-cap Russell 2000 Index gained 5.3% while the large-cap S&P 500 and Russell 1000 Indexes were up 6.4% and 6.3%, respectively, and the more tech-oriented Nasdaq Composite climbed 6.2%. Following the strong third quarter, equities took a bit of breather in October, before rallying again in November and December, which repeated to some degree the third quarter’s pattern, though with far more modest or slightly negative results. For the fourth quarter, the Russell 2000 was up 1.9%, the Russell 1000 rose 0.1%, the S&P 500 was off 0.4%, and the Nasdaq Composite fell 3.1%.
     The end result was a strong calendar year, especially compared to 2011, with each major equity index posting double-digit returns. In 2012, the Russell 2000 gained 16.3%, the S&P 500 rose 16.0%, the Russell 1000 was up 16.4%, and the Nasdaq Composite increased 15.9%. Three-year returns for the major indexes were also strong, with each again posting double-digit average annual total returns. For the three-year period ended December 31, 2012, the Russell 2000 led with a gain of 12.2%. The Russell 2000, Russell 1000, and S&P 500 each finished the year within 2.5% of their respective highs established during 2012’s third quarter, while the Nasdaq Composite remained 40.2% below its peak from March 10, 2000.
     Non-U.S. equities also enjoyed a strong second half after starting the year with generally lower gains when stacked against their domestic cousins. The Russell Global ex-U.S. Small Cap Index climbed 8.3% in the third quarter, while the Russell Global ex-U.S. Large Cap Index rose 7.7%. In contrast to the domestic indexes, these strong third-quarter performances were followed by consistently positive results in the fourth quarter. The Russell Global ex-U.S. Small Cap Index was up 4.8% versus a gain of 5.8% for the Russell Global ex-U.S. Large Cap Index. For the full year small-caps were the leaders, with the Russell Global ex-U.S. Small Cap Index gaining 18.8% while the Russell Global ex-U.S. Large Cap Index was up 17.0%. So while the perception persists that non-U.S. markets are a mess—a perception based on the uncertain debt and currency situations in Europe and slower-than-desired growth in developing countries—the reality is that stocks across the globe finished the year with highly attractive results.
     Shifting back stateside finds that micro-cap stocks enjoyed a very strong year. After finishing the first half with an enviable 13.0% return, the Russell Microcap Index climbed 5.9% in the third quarter and was essentially flat in the fourth, up 0.04%, which gave the index a 19.7% increase in 2012. Mid-cap stocks also experienced robust results for the calendar year—the Russell Midcap Index was up 17.3% in 2012.

8 | This page is not part of the 2012 Annual Report to Shareholders

Good-Bye to All That (We Hope)
With three notable exceptions, calendar-year results for The Royce Funds in this Annual Review and Report fell short of our expectations on a relative basis (well short in some cases), even as almost all of the portfolios finished the year with both solid second-half performances and more-than-respectable absolute returns. This was most notably the case for our more focused portfolios, which drew the greatest benefit from the market’s suddenly renewed affection for quality characteristics. Results as a whole therefore left us frustrated yet hopeful, for the reasons outlined above.
     We have previously discussed the reasons for recent performance disappointments, but they are worth recapping for what we would like to think will be the last time, at least for a while. Beginning with 2007’s recession and moving through the global financial crisis into the early days of June 2012, the markets were highly volatile, closely correlated, and frequently disappointing. This pattern could first be seen emerging in the spring of 2010 and was cast in harder material by the small-cap high on April 29, 2011. So while the one- and three-year numbers for the major domestic indexes were strong through the end of 2012, investors continue to be leery of the market, most probably owing to its lack of a sustainable course, bullish or bearish, especially in the roughly 13-month period between the April 2011 high and the 2012 low in early June. More importantly, this cycle of high correlation proved very difficult for certain Royce-managed portfolios.
     Throughout this time, we remained patient and disciplined, resolutely searching for companies that met our standards for quality and attractive valuation while investors grew more interested in other matters. On the one hand, they sought safety in fixed income instruments, utilities, or high-yielding vehicles such as REITs and MLPs; on the other hand they looked for fast, dramatic growth, which most often came from highly leveraged companies in which we take no interest. For our part, we continued to see many companies across several sector and industry groups that answered to our preferred combination of quality and value. However, many of the largest company, industry, and/or sector weightings in some portfolios have fared poorest, including those in the Energy, Materials, and Information Technology sectors. While all of this has been frustrating, none of it has changed the way in which we invest or construct portfolios. As we said in our Semiannual Review and Report, patience and discipline are not virtues to which we pay lip service. Our investment horizon will remain squarely focused on the long term, as it has for 40 years.

New Cycle, New Balance
The recent era of low rates and ample liquidity has not changed our view of the importance of strong balance sheets, high returns on invested capital, cash flow, or dividends. Many small-cap companies that possess any number of these characteristics underperformed

An old adage has it that “the market
climbs a wall of worry” during those
times when stocks behave bullishly
in the face of negative news or
perceptions. It seems clear to us
that in 2012 the market scaled just
such a wall.

This page is not part of the 2012 Annual Report to Shareholders | 9

in the market dissipated, investors
were increasingly willing to embrace
the added risk associated with
lower quality enterprises.

The current preference for passive
strategies and ETFs at the expense of
active management has also played
a role. Within small-cap, active
managers, especially those with a
long-term orientation, tend to have
a quality bias in their portfolios,
while passive index vehicles,
especially those meant to replicate
the Russell 2000, have no bias other
than market cap and therefore have
a higher weighting in lower-quality
companies. Persistent redemptions
of actively managed funds combined
with modest inflows to ETFs have
further distorted the low quality/high
performance differential.

The key question, then, is when will
this change? It is our view that it may
already have begun. Interest rates,
while at historic lows, cannot fall
much lower. In fact, each successive
round of quantitative easing is
exerting less and less pressure on
rates while at the same time raising
the specter of increased inflation
down the road. While liquidity should
remain abundant, the rate of change
in the cost of capital has clearly
peaked. By the same token, the rate
of decline in market volatility has

Continued on page 12...

Letter to Our Shareholders

2012 TOTAL RETURNS FOR THE ROYCE FUNDS VS. BENCHMARK INDEXES as of 12/31/12

the Russell 2000 and other small-cap or mid-cap indexes in 2010, 2011, and the first half of 2012, which definitely hampered the effectiveness of our disciplined approach. This can be seen in many of the Funds’ one-, three., and even five-year results in some cases, through the end of 2012. We did not enjoy watching so many portfolio favorites languish. But not once did we consider changing our core principles. We knew that we were in a highly anomalous market, one that we may not see again for more than a generation. So we stayed patient and consistent while we waited for the cycle to shift.
     Our contention is that quality stocks underperformed through much of the recent cycle of correlation owing to both the zero-interest-rate policies that the Fed has implemented over the last few years and the related rounds of quantitative easing. With interest rates so low, companies were finding it very easy to restructure debt or take on more of it. The price companies were paying to do so was miniscule, so investors acted

10 | This page is not part of the 2012 Annual Report to Shareholders accordingly by rewarding a number of fast-growing, highly leveraged businesses while often ignoring those with strong balance sheets. In an environment where the cost of debt has been virtually nil, low-debt companies lost their traditional advantage. (Our Sidebar piece provides some more details.) However, we also suspect that we have reached a stage where this advantage is diminishing because rates have been historically low for a few years now and monetary stimulus no longer has the same dramatic impact it had with the first two or three rounds of quantitative easing. In addition to their stalwart second-half returns, we think this is a good sign for high-quality small-cap stocks.

A Quality Cycle?
As correlation continues to abate, we expect to see more opportunities for quality stocks to flourish. This is ultimately why we were not surprised by the market’s strength in the second half, even with ample ongoing uncertainty. We feel confident that the market has entered a cycle in which stock picking matters. Our optimism, cautious as it is, is bolstered by the fact that in the years ahead earnings growth can accelerate for small caps and should be robust as the economy continues to improve. While many companies are hesitant about capital expenditures, those issues have more to do with timing. That is, businesses were not willing to start spending until the President and Congress struck a deal. Yet our meetings with management teams have convinced us that there is no question about their willingness to invest.
     In this context, it is worth mentioning that the tax and stimulus deal that was struck early in January still left important matters such as infrastructure spending, entitlements, and the next debt ceiling increase unresolved. So there will be opportunities for political

We did not enjoy watching so many
portfolio favorites languish. But not
once did we consider changing our
core principles. We knew that we
were in a highly anomalous market,
one that we may not see again for
more than a generation. So we stayed
patient and consistent while we
waited for the cycle to shift.

This page is not part of the 2012 Annual Report to Shareholders | 11

significantly slowed with the VIX now
back to its long-run averages. And
while the global economy continues to
grow, GDP statistics are anything but
robust. Low-quality companies have
had an extended moment in the sun,
but it is our strong belief that we are
entering a new era for quality.

intransigence to potentially affect the markets in 2013, and it will be interesting to see how investors respond to additional rounds of fiscal gridlock. Our thought is that greater levels of attention to business fundamentals will remain high. We believe that equities will continue their positive performance into 2013, that quality-oriented companies and active management approaches, especially within the small-cap universe, will continue their resurgence, and that non-U.S. small-caps will continue to surprise on the upside. We are very happy to say that it looks like a new, more historically typical cycle has begun.

Sincerely

	Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
	President	Vice President	Vice President

January 31, 2013

12 | This page is not part of the 2012 Annual Report to Shareholders

The Royce Funds 2012 Annual Report to Shareholders | 13

Royce Select Fund I

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July-December 2012[1]			10.61%

One-Year			13.68

Three-Year			8.99

Five-Year			6.01

10-Year			12.84

Since Inception (11/18/98)			13.38

ANNUAL EXPENSE RATIO

Operating Expenses			1.14%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS1	Year	RS1

2012	13.7%	2005	10.9%

2011	-3.6	2004	19.1

2010	18.2	2003	48.7

2009	39.6	2002	-15.8

2008	-25.9	2001	24.5

2007	10.7	2000	15.0

2006	15.0	1999	35.4

TOP 10 POSITIONS % of Net Assets

Reliance Steel & Aluminum			3.1%

Robert Half International			2.9

Oil States International			2.9

Helmerich & Payne			2.9

Tetra Tech			2.7

Alleghany Corporation			2.6

GrafTech International			2.5

Intrepid Potash			2.5

Teradyne			2.3

Minerals Technologies			2.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			26.6%

Information Technology			19.8

Energy			13.9

Materials			12.7

Consumer Discretionary			8.7

Financials			5.9

Health Care			4.3

Consumer Staples			1.0

Cash and Cash Equivalents			7.1

Manager’s Discussion
In 2012 a somewhat frustrating first half was succeeded by a far better second half for Royce Select Fund I (RS1). The Fund was up 13.7% in 2012, behind the 16.3% gain for its small-cap benchmark, the Russell 2000 Index, for the same period.
     The year started on a positive note, and the Fund was up 11.5% in the year’s bullish opening quarter versus a 12.4% increase for the small-cap index. The bull phase was derailed when the Russell 2000 reached a high on March 26, 2012, just before the end of the first quarter. This made for a bearish second quarter despite mostly rising share prices in June, including a dramatic rally on that month’s final trading day to close out the first half of the year. Once again, a market rally was interrupted by investors’ concerns about European debt and the pace of growth here in the U.S. and China. During the second quarter, RS1 fell 7.8% (with most of the losses coming in a particularly brutal May) versus a loss of 3.5% for its small-cap benchmark.
     Small-caps reached their low for the year on June 4, 2012. Solid earnings from many companies, along with news that showed the U.S. economy slowly but surely improving, made the third quarter another bullish period, though overall returns were not quite as robust as they were in the first quarter. RS1 gained 4.4% in the third quarter compared to a 5.3% gain for the small-cap index. The Fund’s performance in the year’s last three months helped it to narrow the gap between it and its benchmark. This was particularly true in October, when RS1 gained 1.1% while the Russell 2000 fell 2.2%. For the fourth quarter, the Fund outperformed its benchmark, up 6.0% versus 1.9%. This quarterly advantage gave RS1 an edge for the second half of the year, with the Fund gaining 10.6% versus 7.2% for the Russell 2000.
     Longer-term returns remained strong. From the previous small-cap peak on July 13, 2007 through April 29, 2011, the Fund gained 32.9% versus 6.6% for the Russell 2000. From that same peak through December 31, 2012, RS1 was up 31.9% while the small-cap index was up a more modest 7.3%. The Fund outperformed the Russell 2000 for the five-, 10-year, and since inception (11/18/98) periods ended December 31, 2012. RS1’s average annual total return since inception was 13.4%.
     One reason for the Fund’s terrific second half was the resurgence of quality within small-cap, which benefited disciplined, bottom-up stock pickers such as ourselves. This could be seen at the sector, industry, and position levels. Each of the Fund’s eight equity sectors posted net gains in 2012. Industrials led by a hefty margin, though Consumer Discretionary and

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Warnaco Group (The)	1.44%

AZZ	1.22

IPG Photonics	1.02

Apogee Enterprises	0.91

Valmont Industries	0.86

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Effective January 18, 2013 this changed to shares redeemed within 180 days of purchase may be subject to a 1% redemption fee. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

14 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

Information Technology also did notably well. Industrials benefited from strong performances from utility infrastructure companies and those tied to the improving U.S. economy, particularly in construction. AZZ manufactures electrical and industrial products and provides galvanizing services. The company regularly exceeded quarterly earnings expectations and saw margin expansion in 2012 based on a pick-up in steel galvanizing activity and strong global demand for its utility infrastructure components used for power plant build outs. We took gains through much of the year. Valmont Industries is in a similar business—it makes fabricated metal products, pole and tower structures, and mechanized irrigation systems. The firm benefited from strong global utility infrastructure demand which bolstered its growth outlook. Severe droughts in the Midwest also helped sales of its irrigation systems to grow. Solid growth for architectural glass and installation projects at improved margins combined with a second-half improvement in the Architectural Billings Index—seen as a bellwether for commercial construction—drove the stock price of Apogee Enterprise higher. The CEO, who joined the firm in August 2011, also laid out feasible plans to expand margins via cost reduction and process improvement on top of the benefit from improved factory utilization rates.
     Small-cap M&A (merger & acquisitions) activity was not as robust as some were anticipating in 2012, though the portfolio benefited from the announcement on Halloween that apparel maker The Warnaco Group would be acquired for a more than 30% premium by a larger competitor in its business, PVH Corporation. The ensuing increase in Warnaco’s share price prompted us to sell our position in early November. IPG Photonics develops and manufactures high-power fiber-optic lasers and other laser products. Results improved through the year as its business in Asia reaccelerated while overall sentiment about fiber laser opportunities improved. We reduced our position in July.
     The higher cost structure in its industry hurt the profitability of Arkansas Best, a shipping and motorized transport company. An acquisition announced in spring put more leverage on its balance sheet than we were willing to accept, so we sold our shares in RS1’s portfolio in June. Major Drilling Group International provides contract drilling services for the metals industry. Although the firm continued to operate profitably, revenue and earnings were hurt as precious metals miners pared back development projects. This in turn seemed to spark fears of a possible decrease in demand for its services. We added to our stake at various points through the year.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Arkansas Best	-0.75%

Major Drilling Group International	-0.74

Cliffs Natural Resources	-0.67

ADTRAN	-0.67

GrafTech International	-0.62

[1] Net of dividends

ROYCE SELECT FUND I VS. RUSSELL 2000 Value of $10,000 Invested on 11/18/98

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$50 million

Number of Holdings	62

Turnover Rate	54%

Average Market Capitalization[1]	$1,777 million

Weighted Average P/E Ratio[2,3]	14.5x

Weighted Average P/B Ratio[2]	1.7x

U.S. Investments (% of Net Assets)	83.0%

Non-U.S. Investments (% of Net Assets)	9.9%

Symbol	RYSFX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RS1	0.36	21.92

Russell 2000	0.25	24.55

Category Median	0.24	24.07

Best Quartile Breakpoint	0.30	22.94

[1] Five years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 353 small-cap objective funds (oldest class) with at least five years of history.

The Fund beat the Russell 2000 and performed within the Best Quartile of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund’s volatility ranked within the Best Quartile of small-cap objective funds, while the Fund also produced lower volatility than the Russell 2000.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

The Royce Funds 2012 Annual Report to Shareholders | 15

Royce Select Fund II

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July–December 2012[1]			7.94%

One-Year			13.77

Three-Year			5.77

Five-Year			5.60

Since Inception (6/30/05)			6.39

ANNUAL EXPENSE RATIO

Gross Operating Expenses			2.76%

Net Operating Expenses			1.68

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS2	Year	RS2

2012	13.8%	2008	-33.4%

2011	-14.0	2007	-5.5

2010	21.0	2006	19.8

2009	66.6

TOP 10 POSITIONS % of Net Assets

Helmerich & Payne			2.9%

Teradyne			2.4

Value Partners Group			2.4

Photronics			2.2

Bankrate			2.1

Abercrombie & Fitch Cl. A			2.0

Signet Jewelers			1.9

Super Micro Computer			1.9

Computer Task Group			1.9

Minth Group			1.9

SHORT POSITIONS % of Net Assets

iShares Barclays 20+ Year Treasury Bond Fund			-1.3%

ProShares UltraShort QQQ			-1.2

ProShares UltraShort MSCI Emerging Markets			-1.1

ProShares UltraShort Oil & Gas			-1.1

ProShares UltraShort FTSE China 25			-1.0

Direxion Daily Natural Gas Related Bear 3X Shares			-1.0

ProShares Short MSCI Emerging Markets			-0.2

PORTFOLIO SECTOR BREAKDOWN[1] % of Net Assets

Information Technology			34.8%

Consumer Discretionary			16.0

Industrials			10.9

Financials			10.4

Materials			9.1

Energy			7.6

Health Care			4.8

Consumer Staples			0.8

Miscellaneous			2.6

Cash and Cash Equivalents			3.0

[1] Long positions only

Manager’s Discussion
Macro events loomed large over the market in 2012, with investors contending with matters such as eurozone debt, Hurricane Sandy, elections in the U.S. and elsewhere, and the fiscal cliff. The market also responded in a generally favorable fashion to the various stimulus actions taken by the Federal Reserve. In this context, we were very pleased with the absolute result for Royce Select Fund II (RS2) even as it lagged its small-cap benchmarks. The Fund was up 13.8% in 2012, trailing its two benchmarks, the Russell 2000 Index and the Russell Global Small Cap Index, which posted respective calendar-year gains of 16.3% and 17.7%. (The Fund has the ability to invest in U.S. and/or foreign securities, and since May 1, 2011 there has been no limit to its foreign exposure. As such, we introduced the Russell Global Small Cap Index as an additional benchmark. At the end of 2012, 35.8% of the Fund’s net assets were held in non-U.S. investments.)
     A bull run kicked off after small-caps reached a low on October 3, 2011. The rally lasted through most of 2012’s opening quarter, with small-cap reaching its first-half high on March 26. In the opening quarter of 2012 RS2 rose 11.7% while the Russell 2000 was up 12.4% and the Russell Global Small Cap climbed 13.7%. Share prices began to fall following the late March high, making the second quarter a bearish period fueled by fear of European debt and the speed of growth in the U.S. and Chinese economies. For the second quarter RS2 fell further behind its domestic benchmark, losing 5.6% compared to a 3.5% decline for the Russell 2000. However, RS2 did beat the Russell Global Small Cap, which declined 6.7% for the same period.
     While the rally that brightened the summer months was a positive for stocks as a whole, the Fund was unable to gain ground on either benchmark during the third quarter. Between the beginning of July and the end of September, RS2 gained 3.8% versus 5.3% for the Russell 2000 and 7.1% for its global benchmark. The final quarter was more volatile, though most small-caps finished the quarter with slight gains. RS2 gained 4.0% in the fourth quarter, ahead of the 1.9% gain for the Russell 2000 and the 3.6% increase for the Russell Global Small Cap. Longer-term

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Abercrombie & Fitch Cl. A	0.82%

Western Digital	0.81

Charming Shoppes	0.80

IPG Photonics	0.77

Teradyne	0.72

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Effective January 18, 2013 this changed to shares redeemed within 180 days of purchase may be subject to a 1% redemption fee. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Select Fund II at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar-year total returns based on those net asset values differ from the adjusted net asset values and calendar-year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Funds most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than dividends on securities sold short, acquired fund fees and expenses, and interest expense of borrowing, at or below 1.49% through April 30, 2015. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

16 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

results were also better. The Fund outperformed each benchmark for the five-year and since inception (6/30/05) periods ended December 31, 2012.
     For the calendar year all of the Fund’s nine equity sectors were positive. Consumer Discretionary led all sectors by a considerable margin, spurred by very strong results in the specialty retail industry. This group made a larger contribution to returns than any of the portfolio’s other sectors. We initiated a position in clothing retailer Abercrombie & Fitch in June 2012 and were pleased to see its share price climb quickly in November when the firm announced better-than-expected results. The company operates more than 1,000 stores under its own name as well as Hollister and Gilly Hicks. Charming Shoppes is the largest plus-size retailer of women’s clothing in the U.S. After announcing plans in early December 2011 to conduct a strategic financial review, the firm was acquired by Ascena Retail Group in June.
     The Information Technology sector was also a key contributor to performance for the period. Three of that sector’s industries—computers & peripherals, semiconductors & semiconductor equipment, and internet software & services—were the Fund’s second-, third-, and fourth-best performing groups in 2012. Western Digital, a Lake Forest, California based company founded in 1970, manufactures storage products for the creation, management, and preservation of digital content. The company is benefiting from its leading market share in the Hard Disk Drive (HDDs) industry and the continued recovery in the enterprise segment. We reduced our position at various points throughout the year.
     The top two detractors to performance during 2012 were Chinese companies in the otherwise stalwart Information Technology sector that encountered difficulties that we ultimately saw as more long-lasting than we would prefer. Comba Telecom System is one of the leading wireless coverage solution providers in China, specializing in products that enhance the coverage of mobile networks. The company has been consistently under pressure due to year over year declines in capital expenditures from China Mobile and increased competition. Our take earlier in the year was that it could successfully weather these storms, but further declines in its share price led us to reevaluate. We sold our position between July and November. China High Precision Automation Group produces a wide range of industrial and technological equipment including display, measuring, and electrical power instruments, as well as industrial automation and control adjustment instruments. We sold our shares in early August after its shares plummeted 63% following an accounting review.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Comba Telecom Systems Holdings	-1.29%

China High Precision Automation Group	-0.87

Super Micro Computer	-0.64

Acacia Research-Acacia Technologies	-0.62

Sprott	-0.59

[1] Net of dividends

ROYCE SELECT FUND II VS. RUSSELL 2000 AND RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 6/30/05

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$4 million

Number of Holdings	87

Turnover Rate	123%

Average Market Capitalization[1,4]	$1,014 million

Weighted Average P/E Ratio[2,3,4]	13.7x

Weighted Average P/B Ratio[2,4]	1.8x

Symbol	RSFDX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E calculation excludes ETF’s and companies with zero or negative earnings (11% of portfolio holdings as of 12/31/12).
[4] Long Positions only

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RS2	0.33	25.08

Russell 2000	0.25	24.55

Category Median	0.24	24.07

Best Quartile Breakpoint	0.30	22.94

[1] Five years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 353 small-cap objective funds (oldest class) with at least five years of history.
The Fund beat the Russell 2000 and performed within the Best Quartile of small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio.

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United States	61.2%

China	6.8

Hong Kong	6.3

Canada	6.1

United Kingdom	3.8

[1] Represents countries that are 3% or more of net assets.
[2] Long positions only are represented above and except in the case of ETF’s securities are categorized by the country of their headquarters.
DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages (%)

The Royce Funds 2012 Annual Report to Shareholders | 17

Royce Global Select Long/Short Fund	(Formerly Royce Global Select Fund)

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July–December 2012[1]			10.29%

One-Year			14.02

Three-Year			7.69

Five-Year			5.05

Since Inception (6/30/05)			10.56

ANNUAL EXPENSE RATIO

Gross Operating Expenses			1.76%

Net Operating Expenses			1.65

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGS	Year	RGS

2012	14.0%	2008	-34.4%

2011	-17.8	2007	18.2

2010	33.2	2006	19.4

2009	56.1

TOP 10 LONG POSITIONS % of Net Assets

Semperit AG Holding			3.1%

Mayr-Melnhof Karton			3.1

Helmerich & Payne			2.9

Recordati			2.9

Ashmore Group			2.8

FamilyMart			2.4

USS			2.2

Jupiter Fund Management			2.2

Domino Printing Sciences			2.2

MegaStudy			2.1

TOP 10 SHORT POSITIONS % of Net Assets

ProShares Ultra Health Care			-2.2%

Direxion Daily Emerging Markets Bull 3X Shares			-2.1

iShares MSCI Japan Index Fund			-2.0

iShares MSCI Canada Index Fund			-1.6

Deluxe Corporation			-1.5

United Rentals			-1.4

Direxion Daily Energy Bull 3X Shares			-1.3

Monster Beverage			-1.3

Direxion Daily Gold Miners Bull 3X Shares			-1.2

Accenture Cl. A			-1.1

PORTFOLIO SECTOR BREAKDOWN[1] % of Net Assets

Industrials			17.6%

Materials			17.6

Consumer Discretionary			15.1

Financials			11.9

Health Care			9.1

Energy			7.7

Consumer Staples			6.9

Information Technology			5.4

Cash and Cash Equivalents			8.7

[1] Long positions only

Manager’s Discussion
Royce Global Select Long/Short Fund (RGS) gained 14.0% in 2012, lagging the Russell Global Small Cap Index, which was up 17.7%. The Fund’s benchmark is long only. In contrast, the Fund finished 2012 with 91.3% of our net assets invested long in common stocks, 8.7% in cash and cash equivalents, and 30.6% in short positions. In this context we were quite pleased with RGS’s calendar-year performance and note that its short exposure, which was a weak spot for the Fund in 2012, is meant in part to provide a measure of downside protection for times when the markets are less bullish.
     During the dynamic first quarter the Fund gained 12.7%, trailing its benchmark, which rose 13.7%. Concerns about European sovereign debt, the fragility of the U.S. economic recovery, and the slowing pace of growth in China all pressured global share prices in the second quarter. The Fund lost ground to its benchmark during the year’s bearish spring and early summer months due largely to the share price collapse of a long-held investment that became the top detractor in 2012—a long position in Lamprell. RGS fell 8.3% during the second quarter versus a decline of 6.7% for its benchmark.
     Global markets reversed in the third quarter after news came out of Europe in late June that more definitive action would be taken to shore up the finances of troubled Spain and Italy. However, the Fund’s shorts created a drag on third-quarter results as its 6.3% gain lagged its long-only benchmark’s increase of 7.1%. The pace of the rally slackened in the fourth quarter, though small-cap share prices in general continued to climb. RGS was up 3.8% in the fourth quarter versus a gain of 3.6% for the Russell Global Small Cap. From the June low through the end of December, RGS was up 14.4% compared to 18.8% for the benchmark. By contrast, RGS beat its benchmark for the longer-term five-year and since inception (6/30/05) periods ended December 31, 2012. The Fund’s average annual total return since inception was 10.6%.
     In addition to strength from long investments located in Japan, Mexico, Brazil, Australia, and Hong Kong, the Fund enjoyed success with several European long holdings. While many observers seem to have written Europe off thanks to its debt and currency issues, we see a more nuanced picture. One can almost color in a map of corporate Europe by the strength of balance sheets with the U.K. and the area north of the Alps (in particular Switzerland, Germany, France, Scandinavia, and northern Italy) showing both strong corporate balance

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Jupiter Fund Management	1.12%

Moshi Moshi Hotline	0.90

Grendene	0.88

Pfeiffer Vacuum Technology	0.82

TGS-NOPEC Geophysical	0.79

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Effective January 18, 2013 this changed to shares redeemed within 180 days of purchase may be subject to a 1% redemption fee. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Funds most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than dividends on securities sold short and interest expense on borrowing, at or below 1.49% through April 30, 2015. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

18 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

sheets and relatively resilient economies, while most of the bad news has been coming from peripheral markets such as Greece, Spain, Portugal and Ireland. The bulk of our European long investments have been in the former group, and we see many companies in those areas that we think can continue to flourish and create value as they did in 2012.
     Eight of the Fund’s nine equity sectors finished the year with net gains while net losses in the Diversified Investment Companies sector were modest. Materials led all sectors by a wide margin, though notable net gains also came from Industrials, Financials, Health Care, and Information Technology. London-based asset manager Jupiter Fund Management, RGS’s top performer in 2012, manages funds for retail and institutional investors; better-than-expected inflows helped its shares to climb, and we began to reduce our position in September. Japan’s Moshi Moshi Hotline operates call centers and offers back office services. After its stock soared in early August when the company significantly raised its consolidated mid-year outlook, we trimmed our position. Shares in Brazil’s Grendene, one of the world’s most profitable shoemakers, more than doubled in 2012 versus a flat Brazilian stock market, helping the Fund’s performance almost as much as Moshi Moshi Hotline.
     Top 2012 detractor Lamprell refurbishes offshore drilling rigs. It had been a long-time positive contributor to the Fund, but its share price fell dramatically in May when the company issued a profit warning—(the first of an eventual five in 2012)—after it encountered supply-chain problems stemming from its foray into an untested business line of building new rigs. Concluding that the new-build business line was structurally unattractive and a hindrance to managing the company as well as it had been before, we sold our investment in June. We initially thought that a recovery was possible for number-two detractor Li Ning, China’s largest sportswear maker and retailer, which led us to add shares in the first half. However, we sold our shares after the firm’s founder engaged in an inter-company transaction that we regarded as counter to the interests of minority shareholders. Lastly, a short position in ProShares Ultra Health Care—a hedge against that sector—was unprofitable in a generally strong year for many Health Care stocks, including the Fund’s own long positions in that sector.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Lamprell	-1.46%

Li Ning	-0.75

ProShares Ultra Health Care (Short)	-0.59

MegaStudy	-0.57

Sprott	-0.48

[1] Net of dividends

ROYCE GLOBAL SELECT LONG/SHORT FUND VS. RUSSELL GLOBAL SMALL CAP INDEX Value of $10,000 Invested on 6/30/05

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$21 million

Number of Holdings	86

Turnover Rate	77%

Average Market Capitalization[1,4]	$1,586 million

Weighted Average P/E Ratio[2,3,4]	13.1x

Weighted Average P/B Ratio[2,4]	2.0x

Symbol	RSFTX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E calculation excludes ETF’s and companies with zero or negative earnings (1% of portfolio holdings as of 12/31/12).
[4] Long Positions only

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RGS	0.32	22.88

Russell Global Small Cap	0.12	24.57

Category Median	0.12	24.51

Best Quartile Breakpoint	0.25	22.93

[1] Five years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 21 world stock small-cap objective funds (oldest class) with at least five years of history.

The Fund beat the Russell Global Small Cap and performed within the Best Quartile of world stock small-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund’s volatility ranked within the Best Quartile of world stock small-cap objective funds, while the Fund also produced lower volatility than the Russell Global Small Cap.

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United Kingdom	12.7%

Japan	11.4

United States	8.8

Austria	6.2

Hong Kong	5.5

Germany	5.4

Mexico	5.2

South Africa	4.9

Switzerland	3.4

[1] Represents countries that are 3% or more of net assets.
[2] Long positions only are represented above and, except in the case of ETF’s, securities are categorized by the country of their headquarters.

The Royce Funds 2012 Annual Report to Shareholders | 19

Royce Enterprise Select Fund (Formerly Royce SMid-Cap Select Fund)

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July–December 2012[1]			9.37%

One-Year			15.68

Three-Year			10.93

Five-Year			4.59

Since Inception (9/28/07)			4.47

ANNUAL EXPENSE RATIO

Gross Operating Expenses			4.24%

Net Operating Expenses			1.25

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSS	Year	RSS

2012	15.7%	2009	23.1%

2011	0.7	2008	-25.5

2010	17.2

TOP 10 POSITIONS % of Net Assets

Alleghany Corporation			3.8%

PerkinElmer			3.0

Leucadia National			2.8

Garmin			2.8

Moody’s Corporation			2.8

Cabot Corporation			2.5

Reliance Steel & Aluminum			2.5

Kennametal			2.5

Valmont Industries			2.4

Myriad Genetics			2.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			18.2%

Financials			13.9

Consumer Discretionary			13.3

Information Technology			11.2

Materials			10.2

Health Care			9.7

Energy			2.3

Utilities			1.4

Miscellaneous			1.3

Cash and Cash Equivalents			18.5

Manager’s Discussion
Royce Enterprise Select Fund (RSS), formerly known as Royce SMid-Cap Select Fund, focuses on mid-cap issues and the larger end of the small-cap asset class. The Fund posted a terrific absolute return for the calendar year, although it trailed its small-cap and mid-cap benchmark by a modest margin. The Fund gained 15.7% in 2012 compared to the Russell 2500 Index, which climbed 17.9% for the same period.
     In a similar fashion to the first halves of 2011 and 2010, the first six months of 2012 saw a highly volatile market as investors shifted quickly from confidence in equities to deep pessimism over the European debt crisis, the waning strength of emerging market economies—China and Brazil especially—and the muted and unpredictable rate of growth in the U.S. During the first quarter of 2012, investors were decidedly bullish. The Fed’s third round of quantitative easing, dubbed Operation Twist, debuted in the fall of 2011 and combined with solid corporate earnings helped to boost equity returns into the first quarter of 2012. RSS increased 11.6% in 2012’s opening quarter compared to the Russell 2500’s 13.0% gain. In the second quarter, the market retreated as spring began, creating losses for most stocks and market indexes. For the quarter RSS lost 5.3%, again trailing its benchmark, which lost 4.1%.
     True to its bipolar nature of late, the market then began a second solid rally following the June 4, 2012 small-cap low. For the third quarter, the Fund largely kept pace with its benchmark, gaining 5.1% compared to the index’s 5.6% increase. The fourth quarter saw the bull move diminish somewhat, with October showing negative results for most stocks. We were therefore pleased to see the Fund maintain its outperformance over the second half. For the fourth quarter RSS gained 4.1% versus 3.1% for the Russell 2500.
     Although we were disappointed that the Fund trailed its benchmark in 2012, we continue to believe strongly that our bottom-up, fundamentally focused approach can achieve robust absolute long-term results. We remain disciplined value investors with a relentless emphasis on managing risk and anticipate that such an approach can ultimately be successful. In addition, we continue to be focused on what we believe are high-quality businesses capable of generating high returns on invested capital that also possess superior balance sheets. We were also pleased that for the period ended December 31, 2012 RSS outperformed the Russell 2500 for the five-year and since inception (9/28/07) time frames.

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Stella-Jones	1.47%

Moody’s Corporation	0.93

Hubbell Cl. B	0.86

Valmont Industries	0.85

PerkinElmer	0.83

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Effective January 18, 2013 this changed to shares redeemed within 180 days of purchase may be subject to a 1% redemption fee. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Funds most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than interest expense on borrowings, at or below 1.24% through April 30, 2015. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

20 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review
     The Industrials sector was the Fund’s top contributor in 2012 by a hefty margin. We benefited from its overweight position versus the benchmark as well as strong stock selection. Materials and Information Technology also made healthy contributions to returns in a calendar year that saw seven of the Fund’s eight equity sectors contribute positively. Energy was the only notable weak spot as overcapacity in energy services combined with sliding natural gas prices. At the industry level, net gains could be found in several groups, though machinery and electrical equipment were particularly impressive. Not surprisingly, energy equipment & services detracted most, followed by communications equipment and semiconductors & semiconductor equipment, though net losses in each group were comparatively small.
     The Fund’s largest individual detractor came from the Energy sector. We have long been attracted to Trican Well Service by its growing business, talented management, and pristine balance sheet. The company provides specialized equipment and services for the drilling, completion, and reworking of oil and gas wells. While the firm continued to execute successfully in its native Canada, it met with issues in some of its U.S. activities, an increase in raw materials costs, and persistently low natural gas prices. We continue to have a high opinion of this specialized equipment and service provider. While confident that an improved energy market will ultimately rekindle investor interest in the company’s prospects, we finished selling our position in early January 2013 as we saw more intriguing opportunities elsewhere. Between September and November we also sold our stake in International Rectifier, which makes power semiconductors. Declining revenues and a falling stock price prompted our decision to sell.
     Stella-Jones leapt to the top of the performance charts by performing well later in the year. This Canadian manufacturer of industrial structures and support components produced from pressure treated wood was a strong gainer as demand for railroad ties surged from Class 1 railroad companies. Hurricane Sandy provided another boost as damage to electrical infrastructure led to strong orders for utility poles. Hubbell was another solid gainer from the Industrials sector as this maker of electronic products for a broad range of commercial, industrial, and residential applications delivered excellent financial results with particular strength in residential lighting and construction driven by the improving U.S. housing market. Moody’s Corporation provides credit ratings, research, and risk analysis. Its shares were helped by strong credit markets and a brisk market for bond issuance, many of which receive their ratings from Moody’s.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Trican Well Service	-0.82%

International Rectifier	-0.51

C&J Energy Services	-0.38

Towers Watson & Company Cl. A	-0.38

ADTRAN	-0.37

[1] Net of dividends

ROYCE ENTERPRISE SELECT FUND VS. RUSSELL 2500 Value of $10,000 Invested on 9/28/07

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$1 million

Number of Holdings	62

Turnover Rate	127%

Average Market Capitalization[1]	$4,072 million

Weighted Average P/E Ratio[2,3]	15.0x

Weighted Average P/B Ratio[2]	2.0x

U.S. Investments (% of Net Assets)	71.7%

Non-U.S. Investments (% of Net Assets)	9.8%

Symbol	RMISX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RSS	0.33	16.98

Russell 2500	0.28	23.67

Category Median	0.22	22.62

Best Decile Breakpoint	0.36	19.60

[1] Five years ended 12/31/12. Category Median and Best Decile Breakpoint based on 364 mid-cap objective funds (oldest class) with at least five years of history.

The Fund beat the Russell 2500 and performed within the top 50% of mid-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund’s volatility ranked within the Best Decile of mid-cap objective funds, while the Fund also produced lower volatility than the Russell 2500.

The Royce Funds 2012 Annual Report to Shareholders | 21

Royce Opportunity Select Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July–December 2012[1]			15.76%

One-Year			35.14

Since Inception (8/31/10)			17.41

ANNUAL EXPENSE RATIO

Gross Operating Expenses			2.83%

Net Operating Expenses			1.44

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROS	Year	ROS

2012	35.1%	2011	-17.1%

TOP 10 LONG POSITIONS % of Net Assets

Exar Corporation			3.1%

BofI Holding			2.6

Standard Pacific			2.6

US Silica Holdings			2.5

Ultratech			2.3

Kratos Defense & Security Solutions			2.3

Newpark Resources			2.2

Builders FirstSource			2.2

Hercules Offshore			2.1

Radian Group			2.1

TOP 10 SHORT POSITIONS % of Net Assets

Fresh Market			-2.6%

Atlas Air Worldwide Holdings			-1.4

Cabot Corporation			-1.2

Rent-A-Center			-1.1

ANN			-1.1

Koppers Holdings			-0.8

Stamps.com			-0.8

Worthington Industries			-0.6

Spirit Airlines			-0.6

Bravo Brio Restaurant Group			-0.4

PORTFOLIO SECTOR BREAKDOWN[1] % of Net Assets

Information Technology			27.8%

Industrials			15.5

Consumer Discretionary			14.5

Energy			12.1

Financials			9.4

Materials			8.6

Miscellaneous			3.1

Cash and Cash Equivalents			9.0

[1] Long positions only

Manager’s Discussion
Royce Opportunity Select Fund made the most of its buying and selling opportunities in the calendar year with a truly impressive showing. The Fund gained 35.1% in 2012, well ahead of its small-cap benchmark, the Russell 2000 Index, which was up 16.3% for the same period.
     We were particularly happy that the Fund outpaced its benchmark during the year’s bullish and bearish periods. The former is something that we would typically expect, though the portfolio’s down market strength felt equally rewarding. The upturn that began off the October 2011 small-cap low lasted through March 26, 2012—that is, through most of 2012’s first quarter—a period in which ROS was up 18.1% compared to a 12.4% increase for the benchmark. Anxieties soon returned to the markets, centered on European sovereign debt and the strength of the U.S. and Chinese economies. This had the effect of driving stock prices down through April and May, with small-caps reaching a low for the year on June 4. During the bearish second quarter ROS effectively held its value, losing 1.1% versus a decline of 3.5% for the Russell 2000.
     Following the early June low, share prices mostly increased into mid-September, though certain small-cap stocks continued to climb through the end of the year. This made the second half less volatile and, for some companies, equally or slightly more bullish than the first. For the third quarter ROS gained 5.2%, essentially even with the small-cap index’s 5.3% increase. The fourth quarter was more volatile, but a strong December helped to keep most small-cap results in the black. The Fund climbed 10.0% in the year’s final quarter, easily beating the Russell 2000, which was up 1.9% for the same period.
     Since the Fund’s inception on August 31, 2010, we have focused on long-term opportunities in companies that appeared to be hitting a low point in their business cycle and/or were going through earnings disappointments. Our reasoning was that many of these businesses could benefit from a resumption in business activity and by extension a pick-up in earnings-driven growth. In most cases we anticipated that these companies would rebound at some point in 2012, and we were pleased that this was largely how events played out. ROS outperformed the Russell 2000 for the one- and two-year periods ended December 31, 2012 while also being very close to the small-cap index for the since inception period, in which the Russell 2000 was up 17.5%. The Fund’s average annual total return since inception was 17.4%.

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Ellie Mae	4.40%

Standard Pacific	3.64

J.C. Penney Company (Short)	2.26

Georgia Gulf	1.86

Lithia Motors Cl. A	1.83

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Effective January 18, 2013 this changed to shares redeemed within 180 days of purchase may be subject to a 1% redemption fee. Current performance month-end may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Funds most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than dividends on securities sold short, acquired fund fees and expenses, and interest expense on borrowing, at or below 1.24% through April 30, 2015. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

22 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

     While there continues to be great uncertainty and the pace of growth remains fairly muted, it is important to remember that the economy is nonetheless expanding. Moreover, certain resurgent areas were particularly strong in 2012, such as housing, automobiles, and many consumer areas. The market rewarded these industries over the last 12 months as many investors, flush with liquidity thanks to record low interest rates, were hungry for growth. The portfolio was well positioned to benefit from these developments, enjoying particular success with holdings related to housing. Contributions came from companies that ranged from builders to mortgage businesses. Ellie Mae provides business automation software for the mortgage industry that helps to speed up the application process and make it cheaper. It provides a great example of the good things that tend to happen when companies consistently exceed earnings expectations. We took gains in the second half. A rising stock price also led us to reduce our position in Standard Pacific, a California-based homebuilder. The company is strong in its home state and also in recent high-growth areas such as Texas, Colorado, and Arizona.
     Also benefiting from the resurgent housing market was chemical and building products company Georgia Gulf. Its business reaped a benefit from lower natural gas prices, as gas is used as a chemical feedstock. An improved cost structure also helped the business to operate more efficiently. We began to reduce our position in January and sold the last of our shares in April. Other investors seemed to be anticipating a quicker turnaround than we thought was possible for multi-line retailer J.C. Penney Company. With its shares looking very overpriced to us early in 2012, we began to short the stock. In June and July, we covered our position at a hefty gain.
     SUPERVALU was the opposite situation—a long position in a potential turnaround that by the end of December had still not reversed its misfortunes. We were drawn to its solid business operating pharmacies and supermarkets and attractive cash-flow characteristics, reasoning that these could help its business to recover. Events in early July then forced us to reconsider our analysis. We still see the potential for a turnaround, but a tough pricing environment and dismal sales led us to take our losses and move on. Our experience with Michael Kors Holdings was disappointing in that shares that looked expensive to us when we first took a short position continued to climb into the fall. We covered our short positions at net losses between August and September.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

SUPERVALU	-1.45%

Michael Kors Holdings (Short)	-0.90

Carbonite	-0.82

lululemon athletica (Short)	-0.79

Century Aluminum	-0.72

[1] Net of dividends

ROYCE OPPORTUNITY SELECT FUND VS. RUSSELL 2000 Value of $10,000 Invested on 8/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$3 million

Number of Holdings	83

Turnover Rate	196%

Average Market Capitalization[1,3]	$613 million

Weighted Average P/B Ratio[2,3]	1.3x

U.S. Investments[3] (% of Net Assets)	86.3%

Non-U.S. Investments[3] (% of Net Assets)	4.7%

Symbol	ROSFX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] Long positions only

The Royce Funds 2012 Annual Report to Shareholders | 23

Royce Financial Services Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July–December 2012[1]			11.54%

One-Year			20.72

Three-Year			8.25

Five-Year			1.61

Since Inception (12/11/03)			5.81

ANNUAL EXPENSE RATIO

Gross Operating Expenses			1.89%

Net Operating Expenses			1.54

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFS	Year	RFS

2012	20.7%	2007	-4.7%

2011	-11.3	2006	24.8

2010	18.5	2005	12.2

2009	32.1	2004	15.1

2008	-35.4

TOP 10 POSITIONS % of Net Assets

Jupiter Fund Management			2.9%

SEI Investments			2.5

Northern Trust			2.5

AllianceBernstein Holding L.P.			2.4

Ashmore Group			2.4

State Street			2.4

Apollo Global Management LLC Cl. A			2.3

Invesco			2.1

MasterCard Cl. A			2.0

Air Lease Cl. A			2.0

PORTFOLIO INDUSTRY BREAKDOWN % of Net Assets

Capital Markets			60.1%

Insurance			9.0

Diversified Financial Services			7.7

Consumer Finance			3.6

IT Services			3.3

Commercial Banks			3.0

Trading Companies & Distributors			2.0

Software			1.8

Media			1.7

Professional Services			1.7

Real Estate Management & Development			1.6

Closed-End Funds			0.9

Cash and Cash Equivalents			3.6

Manager’s Discussion
The stocks of financial companies exhibited strong performance as a whole in 2012, as did Royce Financial Services Fund (RFS) on an absolute and relative basis. The Fund finished 2012 with a gain of 20.7%, besting both its small-cap benchmark, the Russell 2000 Index, which rose 16.3%, and the Russell 2500 Financial Services Index, which climbed 20.2% for the same period.
     A rally started for small-cap stocks following their 2011 low on October 3. Initially the Fund lagged, underperforming in 2011’s fourth quarter, although its performance was strong on an absolute basis. The first quarter of 2012 saw a welcome reversal of this trend as RFS climbed 15.4%, ahead of both the Russell 2000, which rose 12.4%, and the financial services component of the Russell 2500, which was up 12.5%. The second quarter was characterized by a market that grew progressively more bearish through the first week of June, with May showing the worst losses—during April and May the Russell 2000 fell 8.1%, RFS lost 10.0%, and the financial services companies in the Russell 2500 slipped a more modest 4.4%. For the second quarter as a whole the Fund fell 6.2% compared to respective declines of 3.5% and 0.2% for the benchmark and the Russell 2500 Financial Services Index.
     RFS’s second half-performance was both more impressive and less dramatic. Following the June 4, 2012 small-cap low, a rally added heat to the summer months. As was the case in 2012’s first quarter, the Fund acquitted itself well on an absolute and relative basis between the ends of June and September, outperforming both the small-cap index and the financial services index. For the third quarter, RFS gained 6.6% versus 5.3% for the Russell 2000 and 4.5% for the Russell 2500 Financial Services Index. The fourth quarter added some additional headwinds in the form of Hurricane Sandy, the elections, the looming fiscal cliff, and the initiation of a fourth round of monetary stimulus in mid-December. The combination made for a more unsettled period for stocks as a whole in which RFS gained 4.6% compared to respective increases of 1.9% for the Russell 2000 and 2.5% for the Russell 2500 Financial Services Index. For the second half as a whole, RFS climbed 11.5% versus 7.2% for its small-cap benchmark and 7.1% for the financial services component of the Russell 2500.

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Apollo Global Management LLC Cl. A	1.03%

Coronation Fund Managers	0.92

Invesco	0.92

FX Alliance	0.92

Jefferies Group	0.89

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2013. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

24 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

     Results over the last full market cycle were more mixed. RFS was up 1.2% from the previous small-cap peak on July 13, 2007 through the most recent peak on April 29, 2011 versus an increase of 6.6% for the Russell 2000 and a loss of 13.5% for the financial services component of the Russell 2500. The Fund outperformed the financial services companies in the Russell 2500 for the five-year and since inception (12/31/03) periods ended December 2012. Our disciplined approach to investing in what we believe are fundamentally strong, conservatively capitalized, and attractively valued financial companies has at times put us out of sync both with the benchmark and the index that tracks the performance of micro-cap, small-cap, and mid-cap financial services stocks.
     As was the case in the first half, the portfolio’s overweight in capital markets cut both ways during the calendar year, though the strong second half, particularly for asset management businesses, gave a distinct advantage to net contributors from this industry. The group housed eight of the Fund’s top-10 contributors and seven of its 10 most significant detractors. Top-10 positions Apollo Global Management and Invesco were among the portfolio’s top contributors. New York City based Apollo Global Management offers alternative asset and other investment management services including private equity, credit, and real estate funds. We like its core business, dividend, solid earnings history, and positive cash flows and were content to hold our shares through the year. We reduced our position in Invesco as its shares climbed. The company is an investment manager catering to high-net-worth individuals and institutions with a great dividend, attractive margins, and increased assets under management. Based in Cape Town, South Africa, Coronation Fund Managers is an asset management company offering a range of local and international products to institutional and individual investors. Accelerated net inflows were a major reason for the strong performance of its stock.
     The Fund’s most significant detractor for the annual period was Sprott, a Canadian investment management company with a history dating back to 1981. The firm underperformed mostly owing to its high exposure to the precious metals and mining industry. We added shares in June and July. Artio Global Investors is a New York City-based asset manager that first attracted us with its impressive long-term track record with non-U.S. equities. Its stock suffered as assets and revenues declined. We liked its dividend, its attractively low share price, and the company’s expertise in a market that we view as poised for growth. We were content to hold our shares at the end of 2012.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Sprott	-0.57%

Artio Global Investors Cl. A	-0.48

AGF Management Cl. B	-0.28

U.S. Global Investors Cl. A	-0.23

Air Lease Cl. A	-0.17

[1] Net of dividends

ROYCE FINANCIAL SERVICES FUND VS. RUSSELL 2000 AND RUSSELL 2500 FINANCIAL SERVICES Value of $10,000 Invested on 12/31/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$17 million

Number of Holdings	78

Turnover Rate	26%

Average Market Capitalization[1]	$2,525 million

Weighted Average P/E Ratio[2,3]	16.2x

Weighted Average P/B Ratio[2]	1.8x

U.S. Investments (% of Net Assets)	66.5%

Non-U.S. Investments (% of Net Assets)	29.9%

Symbol	RYFSX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RFS	0.17	23.60

Russell 2000	0.28	24.55

Category Median	0.01	25.67

Best Quartile Breakpoint	0.07	23.29

[1] Five years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 31 financial services objective funds (oldest class only) with at least five years of history.

The Fund performed within the Best Quartile of financial services objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund’s volatility ranked within the top 50% of financial services objective funds, while the Fund also produced lower volatility than the Russell 2000.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Annual Report to Shareholders | 25

Royce Micro-Cap Discovery Fund (Formerly Royce Discovery Fund)

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July–December 2012[1]			3.10%

One-Year			3.10

Three-Year			6.44

Five-Year			-0.29

Since Inception (10/3/03)			4.35

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.99%

Net Operating Expenses			1.49

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDF	Year	RDF

2012	3.1%	2007	-7.4%

2011	-2.2	2006	16.8

2010	19.6	2005	7.6

2009	25.9	2004	13.3

2008	-35.1

TOP 10 POSITIONS % of Net Assets

Hi-Tech Pharmacal			1.9%

Computer Task Group			1.9

Materion Corporation			1.8

Standex International			1.8

Young Innovations			1.8

American Software Cl. A			1.7

Miller Industries			1.6

Kulicke & Soffa Industries			1.6

Standard Motor Products			1.6

TESSCO Technologies			1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			25.6%

Industrials			18.6

Materials			14.1

Consumer Discretionary			10.3

Health Care			9.5

Energy			5.8

Financials			5.0

Consumer Staples			2.1

Miscellaneous			4.6

Cash and Cash Equivalents			4.4

Managers’ Discussion
Two thousand twelve was a difficult year for Royce Micro-Cap Discovery Fund (RDF), formerly Royce Discovery Fund, though it was a fine one for many other micro-cap stocks. This made for a poor relative performance for the calendar year. The Fund was up 3.1% in 2012, trailing its benchmark, the Russell Microcap Index, which posted a calendar-year gain of 19.7%.
     RDF struggled to keep pace with the index following a micro-cap high on March 26, 2012 (this high lasted into September). During the first half of the year, the Fund was flat versus an increase of 13.0% for its benchmark. While the rally that invigorated the summer months was welcome for stocks as a whole, it bore too close a resemblance to 2012’s first quarter, a period in which the Fund acquitted itself well on an absolute basis but trailed the micro-cap index. For the third quarter, RDF gained 2.9% versus 5.9% for its benchmark. The Fund thus remained behind as it entered the fourth quarter, a more unsettled period in which we would typically expect the portfolio to have fared better, particularly on a relative basis. Attempting to make sense of Hurricane Sandy, the elections, the looming fiscal cliff, and the initiation of a fourth round of monetary stimulus in mid-December, the markets were more volatile, finishing the quarter for the most part flat to slightly negative. RDF was up 0.2% in the year’s final quarter compared to a gain of 0.04% for the Russell Microcap.
     As we have mentioned previously, since August 2010 the Fund’s approach moved from an exclusively quantitative value approach to one in which the portfolio managers evaluate the purchase and sale recommendations of its proprietary model using both quantitative and qualitative portfolio analysis before investment decisions are implemented. The Fund’s heavier weightings in more economically sensitive areas of the micro-cap space—including Information Technology and Materials—hindered results for the calendar year. This left us in a dilemma—our disciplined approach and preference for bargain-priced companies with strong fundamentals have led us to companies that have had limited participation in recent rallies and full participation during downturns. Needless to say, this pattern has persisted for far longer than any of us would like.

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Presidential Life	0.66%

Kensey Nash	0.62

Computer Task Group	0.59

ePlus	0.55

Stage Stores	0.49

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Discovery Fund at 6/29/12 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and calendar-year total returns based on those net asset values differ from the adjusted net asset values and calendar-year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expense ratio at or below 1.49% through April 30, 2013 and at or below 1.99% through April 30, 2022. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

26 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

     There was significant bifurcation in the micro-cap market in 2012, where strong performance came from two extremes in the asset class while many companies left in the middle languished. This barbell-shaped market consisted of high-yielding, fixed-income-looking issues at one end—primarily REITs (real estate investment trusts) and MLPs (master limited partnerships), which many investors saw as more stable. The other end was made up of companies that were growing very quickly, but were mostly more speculative types of companies that lacked the strong business qualities that we seek for the portfolio. These were primarily higher-growth and higher-risk investments in sectors and industries such as biotech, fast-growing consumer oriented companies, and high-growth tech stocks. Very few investors were interested in the kinds of micro-cap companies that were attracting our attention—businesses with good balance sheets and solid returns on invested capital. The bulk of these stocks apparently looked too risky to one segment of investors and not fast-growing enough to another.
     At the end of the calendar-year period all but one of the Fund’s eight equity sectors were in positive territory. Health Care and Industrials were the Fund’s best-performing sectors. Chemicals, from the otherwise disappointing Materials sector, led all industry groups by a solid margin, followed by health care equipment & supplies, software, and construction & engineering. Financials was the only sector to detract from returns, though net losses for its industry groups were comparatively small. Information Technology remained the Fund’s largest sector.
     RDF ended the calendar year with 90 holdings, down from 112 holdings at the end of 2011. The most significant detractor at the individual position level was Richmont Mines, a Canadian gold producer. The company’s CEO resigned in February 2012 and the firm recently announced revised reserve and resource guidance on several mines which has pressured annual production estimates and driven its stock price down. We sold our shares in November. We parted ways that same month with Amtech Systems, a maker of capital equipment including silicon wafers and semiconductor processing equipment, after its share price fell further than we were prepared to accept. The for-profit education industry has been the subject of headlines emphasizing high dropout rates and poorly prepared students, though deteriorating financial results for Lincoln Educational Services were more of a factor in our decision to sell.
     The Fund’s top two contributors were acquisition targets. The purchase of Presidential Life, which offers fixed annuity, life insurance, and accident and health insurance, was announced in July, prompting us to sell our shares. Biomedical device Kensey Nash was acquired by Royal DSM following an announcement in May, when we sold our position.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Richmont Mines	-1.28%

Amtech Systems	-0.76

Lincoln Educational Services	-0.71

Dynamics Research	-0.66

Super Micro Computer	-0.63

[1] Net of dividends

ROYCE MICRO-CAP DISCOVERY FUND VS. RUSSELL MICROCAP Value of $10,000 Invested on 10/3/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$4 million

Number of Holdings	90

Turnover Rate	87%

Average Market Capitalization[1]	$426 million

Weighted Average P/E Ratio[2,3]	13.5x

Weighted Average P/B Ratio[2]	1.3x

U.S. Investments (% of Net Assets)	89.6%

Non-U.S. Investments (% of Net Assets)	6.0%

Symbol	RYDFX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RDF	0.09	23.76

Russell Microcap	0.17	25.61

Category Median	0.23	24.99

Best Quartile Breakpoint	0.29	24.31

[1] Five years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 27 micro-cap objective funds (oldest class only) with at least five years of history.

The Fund’s volatility ranked within the Best Quartile of micro-cap objective funds, while the Fund also produced lower volatility than the Russell Microcap.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2012 Annual Report to Shareholders | 27

Royce SMid-Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July–December 2012[1]			12.44%

One-Year			15.45

Three-Year			8.75

Five-Year			3.21

Since Inception (9/28/07)			3.08

ANNUAL EXPENSE RATIO

Gross Operating Expenses			1.95%

Net Operating Expenses			1.35

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSV	Year	RSV

2012	15.4%	2009	28.7%

2011	-11.6	2008	-29.3

2010	26.0

TOP 10 POSITIONS % of Net Assets

Western Digital			3.6%

Helmerich & Payne			3.5

Semperit AG Holding			3.5

Reliance Steel & Aluminum			3.3

Analog Devices			3.2

Teradyne			3.1

Westlake Chemical			3.1

Pason Systems			2.8

Globe Specialty Metals			2.7

Ashmore Group			2.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			20.6%

Industrials			15.7

Information Technology			15.6

Financials			13.9

Energy			12.1

Consumer Discretionary			10.4

Health Care			3.6

Consumer Staples			0.7

Cash and Cash Equivalents			7.4

Managers’ Discussion
As we reflect on the surprisingly strong year enjoyed by equity markets around the globe in 2012, we were pleased to see investors become increasingly willing to look past the steady stream of negative macroeconomic headlines and recognize the unique opportunities residing within select high-quality businesses. In the face of renewed recession in Europe and uneven economic footing in the U.S., there was clearly plenty to give investors pause. Compounding all of this were the uncertainties around future tax and healthcare policies and whether or not steps would be taken to effectively deal with structural deficits both in the U.S. and overseas. In the face of these systemic challenges, companies continued to forge ahead in their respective businesses, navigating these uncertain waters with a degree of caution but also with an eye toward exploiting opportunities when they arose. Generally speaking, balance sheets continued to strengthen and, while organic growth prospects remained somewhat elusive, margins and profits continued to improve throughout the year.
     Royce SMid-Cap Value Fund (RSV), with its mandate to explore the larger segment of the smaller company universe, posted a strong absolute result while lagging its benchmark, the Russell 2500 Index. RSV gained 15.4% for 2012 compared to the Russell 2500, which gained 17.9% for the same period.
     RSV made a very impressive showing in 2012’s first quarter, rising 15.2% and easily surpassing the 13.0% advance for the Russell 2500. The second quarter was more challenging as the Fund fell 10.9% compared to the more modest drop of 4.1% for the index. The second half proved more stable and constructive, with gains more evenly distributed across the final two quarters of 2012. The small-cap market hit a bottom on June 4 and pushed more or less steadily higher even in the face of the devastating effects of Hurricane Sandy, the highly contentious U.S. presidential election, and growing worries over the potential economic impact of the fiscal cliff. RSV had a solid third quarter as it gained 8.4%, nicely ahead of the index’s 5.6% gain. In 2012’s final quarter, small- and mid-cap stocks continued their advance, though at a slower pace. RSV again edged its benchmark with a gain of 3.7% for the quarter, ahead of the Russell 2500, which rose 3.1%.
     Recently celebrating its fifth anniversary, RSV has consistently and effectively applied its investment discipline of focusing on well-capitalized, high-quality businesses that we believe are mispriced in the marketplace. Launched in the midst of the recession and just prior to the

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Westlake Chemical	2.94%

Stella-Jones	1.32

Valmont Industries	1.08

Reliance Steel & Aluminum	0.92

Autoliv	0.82

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses at or below 1.35% through April 30, 2013. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

28 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review
financial crisis, the Fund experienced more than its fair share of volatility during its first half decade, which has made relative results somewhat disappointing.
     Performance over the course of 2012 was mostly positive from a sector standpoint as only one of the Fund’s eight equity sectors modestly detracted from returns. Leading the list of positive contributors was the Materials sector, followed by Industrials and Information Technology. Energy, a notable detractor in the first half, rebounded to finish the full year with modest net gains. Consumer Staples was the only sector in negative territory, albeit only slightly due to its limited exposure in the Fund. Results were largely consistent at the industry level. On the positive side, chemicals was a major bright spot leading all industry groups, followed by machinery and semiconductors & semiconductor equipment. Detracting from returns at the industry level were professional services and food products.
     Westlake Chemical, a manufacturer of basic chemicals, vinyls, polymers, and fabricated building products, was the top performer for the year. The company also makes plastics and high-end plastic films used to wrap food. Low natural gas prices gave it a significant cost advantage, as the company uses gas as a primary feedstock for plastic manufacture. We like this founder-controlled business for its conservative and intelligent management and think its ongoing prospects remain more than solid. Stella-Jones was another notable performer. This Canadian manufacturer of industrial structures and support components produced from pressure-treated wood was a strong gainer as demand for railroad ties surged from the Class 1 railroad companies. Hurricane Sandy provided another boost as damage to electrical infrastructure led to strong orders for utility poles. Valmont Industries benefited from a robust demand for global utility infrastructure equipment. This development improved the firm’s outlook for sustained growth, while its irrigation system sales grew in the wake of summer droughts in the Midwest.
     Sprott held the unpleasant distinction of being the Fund’s largest detractor for 2012. One of the largest hedge fund managers in Canada, the company focuses primarily on commodities and commodity-oriented businesses. Sprott struggled with performance issues that led to investor redemptions and a drop in assets under management. We continue to like its long-term prospects. We have long been attracted to the growing business, talented management, and pristine balance sheet of another Canadian company—Trican Well Service. The company provides specialized equipment and services for drilling, completion, and reworking oil and gas wells. As its stock price fell alongside commodity prices, we increased our stake, confident that an improved energy market can rekindle investor interest.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Sprott	-0.53%

Trican Well Service	-0.52

Kirkland Lake Gold	-0.51

Silver Standard Resources	-0.37

International Rectifier	-0.34

[1] Net of dividends

ROYCE SMID-CAP VALUE FUND VS. RUSSELL 2500 Value of $10,000 Invested on 9/28/07

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$11 million

Number of Holdings	51

Turnover Rate	46%

Average Market Capitalization[1]	$3,140 million

Weighted Average P/E Ratio[2,3]	14.0x

Weighted Average P/B Ratio[2]	2.0x

U.S. Investments (% of Net Assets)	59.3%

Non-U.S. Investments (% of Net Assets)	33.3%

Symbol	RMVSX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RSV	0.24	23.00

Russell 2500	0.28	23.67

Category Median	0.22	22.62

Best Quartile Breakpoint	0.30	21.20

[1] Five years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 364 mid-cap objective funds (oldest class only) with at least five years of history.
The Fund performed within the top 50% of mid-cap objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund produced lower volatility than the Russell 2500.

The Royce Funds 2012 Annual Report to Shareholders | 29

Royce Focus Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July–December 2012[1]			9.20%

One-Year			9.20

Three-Year			2.69

Since Inception (2/27/09)			14.10

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.98%

Net Operating Expenses			1.36

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFV	Year	RFV

2012	9.2%	2010	15.2%

2011	-13.9

TOP 10 POSITIONS % of Net Assets

Western Digital			3.6%

Analog Devices			3.6

Franklin Resources			3.5

Berkshire Hathaway Cl. B			3.5

Exxon Mobil			3.4

Mosaic Company (The)			3.2

Microsoft Corporation			3.0

Apple			3.0

Helmerich & Payne			2.8

Pason Systems			2.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			24.7%

Information Technology			21.7

Financials			16.8

Energy			14.6

Consumer Discretionary			6.4

Industrials			4.9

Consumer Staples			4.9

Health Care			2.1

Government Bonds			1.2

Cash and Cash Equivalents			2.7

Managers’ Discussion
A strong second half was not enough to undo the ill effects of a dismal first six months for Royce Focus Value Fund (RFV) in 2012. For the calendar year, the Fund was up 9.2% versus a gain of 17.9% for RFV’s small- and mid-cap benchmark, the Russell 2500 Index, for the same period.
     Although it trailed its benchmark in the bullish first quarter, the Fund posted a more-than-respectable return, gaining 10.5% versus 13.0% for the Russell 2500. This repeated the pattern established in the fourth quarter of 2011, another positive period in which the Fund failed to keep pace with the small- and mid-cap index. More trouble arrived when share prices began to retreat late in March, leading to losses for the Fund in April (-2.7% versus -0.7%) and steeper declines in May (-9.5% versus -6.8%). A June rally (+2.8% versus +3.6%) offered too little too late. RFV finished the second quarter with a loss of 9.5% compared to the more modest 4.1% loss for its benchmark.
     Stocks extended their June rebound with a solid third-quarter upswing that saw the Fund finally make up some ground against the Russell 2500. RFV rose 8.9% from the beginning of July through the end of September compared to its benchmark’s 5.6% return. The fourth quarter was also bullish, though less so than the first and third quarters. Investors paused a bit between mid-September and early November, in part due to the effects of Hurricane Sandy, the aftermath of the election, and the then-looming fiscal cliff. The Fund rose 0.3% in the fourth quarter, trailing its benchmark’s 3.1% gain.
     The Fund’s strong second half, in which it beat the Russell 2500 (+9.2% versus +8.8%), was encouraging. However, market cycle results have been well below our expectations since the Fund’s inception on February 27, 2009 (just prior to the last small-cap bottom on March 9, 2009). From that bottom through the most recent small-cap peak on April 29, 2011, RFV was up 93.8% compared to a gain of 162.5% for the benchmark. Despite these disappointing trough-to-peak results, the Fund provided solid longer-term absolute returns. Its average annual total return since inception was 14.1%.
     Seven of the Fund’s eight equity sectors finished 2012 in the black, with only Materials detracting from calendar-year results. Although results in this sector were disappointing, we were

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Western Digital	1.27%

Africa Oil	1.13

Franklin Resources	0.97

Analog Devices	0.80

Apple	0.69

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.35% through April 30, 2013. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

30 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

pleased to see that sector’s chemicals group continue to post net gains between the end of June and December. We were also encouraged by positive second-half returns for select holdings in the otherwise dismal metals & mining group, including Allied Nevada Gold, Fresnillo, Nucor Corporation, and Reliance Steel & Aluminum. The Consumer Discretionary sector also posted losses in the first half of 2012, but strong results from RV and bus maker Thor Industries and retailer The Buckle helped it become a positive contributor in the year’s second half.
     Not every holding managed to turn things around in the year’s last six months. Major Drilling Group International provides contract drilling services for metals miners. Its share price suffered in 2012 as precious metals miners scaled back development, which seemed to create fears of lower demand for its business. This looked to us like a case of guilt by association. Our take was that its resilience in a challenging market for mining companies—the company was profitable in 2012—was a major positive. Trican Well Service is a long-time Royce favorite that first drew our attention with its well-run business and low-debt balance sheet. We added to our stake in March when its shares were sliding. While the firm continued to execute its Canadian operations with great success, it met with what we expect to be temporary issues with some of its U.S. activities, an increase in raw materials costs, and persistently low natural gas prices. We continue to have a high opinion of this specialized equipment and service provider for drilling, completion, and reworking oil and gas wells. It was a top-20 holding at the end of 2012.
     The share price of top contributor and number one holding Western Digital, which makes hard drives and related products, was quite volatile in 2012, though it was relatively more stable in the second half. After announcing in April that its disk prices were lower than they had been at the beginning of the year, its shares tumbled. The company bought back shares in the aftermath, which is nearly always a positive sign to us. The firm’s earnings then surprised on the upside for the next two quarters, giving a boost to its stock price. Liking its ongoing prospects as a leader in its field, we were happy to hold a large position at the end of 2012. A soaring share price gave us a very positive experience with Africa Oil, which explores for oil and gas primarily in East Africa but is based in Vancouver, British Columbia. Its stock price began to spout late in March on news that it had made the first major oil discovery in Kenya. Although its stock price peaked in May, its shares remained mostly healthy through the end of the year. We reduced our position between May and October before buying shares when its price dipped in November.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Major Drilling Group International	-0.85%

Trican Well Service	-0.57

Schnitzer Steel Industries Cl. A	-0.56

Newmont Mining	-0.55

Sprott	-0.45

[1] Net of dividends

ROYCE FOCUS VALUE FUND VS. RUSSELL 2500 Value of $10,000 Invested on 2/27/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$9 million

Number of Holdings	50

Turnover Rate	21%

Average Market Capitalization[1]	$6,114 million

Weighted Average P/E Ratio[2,3]	14.1x

Weighted Average P/B Ratio[2]	1.8x

U.S. Investments (% of Net Assets)	72.4%

Non-U.S. Investments (% of Net Assets)	24.9%

Symbol	RYFVX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2] Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RFV	0.23	19.19

Russell 2500	0.74	19.24

Category Median	0.67	18.24

Best Quartile Breakpoint	0.76	17.07

[1] Three years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 390 mid-cap objective funds (oldest class only) with at least three years of history.

The Fund produced lower volatility than the Russell 2500.

The Royce Funds 2012 Annual Report to Shareholders | 31

Royce Partners Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July–December 2012[1]			12.50%

One-Year			20.74

Three-Year			8.19

Since Inception (4/27/09)			10.92

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			4.28%

Net Operating Expenses			1.38

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	PTR	Year	PTR

2012	20.7%	2010	18.7%

2011	-11.7

TOP 10 POSITIONS % of Net Assets

Value Partners Group			3.5%

Moody’s Corporation			3.1

Ensco Cl. A			2.8

Mayr-Melnhof Karton			2.6

State Street			2.5

Graco			2.5

Northern Trust			2.4

Verisk Analytics Cl. A			2.4

MasterCard Cl. A			2.4

Greif Cl. A			2.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			32.4%

Industrials			26.8

Materials			12.5

Information Technology			11.9

Consumer Discretionary			6.1

Energy			6.0

Health Care			1.8

Cash and Cash Equivalents			2.5

Manager’s Discussion
Given the litany of risks that confronted investors at the beginning of 2012, we were very pleased with both the absolute and relative performance of Royce Partners Fund (PTR) for the full calendar year. Economic prospects for the world’s major economies remained uncertain at best while new challenges continued to surface throughout the year. The eurozone fell back into recession during the second and third quarters as strict fiscal austerity measures were not offset by the open-ended liquidity measures enacted by the ECB. China continued to struggle with a decelerating economic activity that threw into question the ability of emerging markets economies to pick up the economic slack created by the slumping developed world. The Fund was up 20.7% in 2012, nicely ahead of its benchmark, the Russell 2500 Index, which rose 17.9% for the same period.
     In the strong first quarter, PTR produced a stellar return, advancing 15.7%, well ahead of the Russell 2500, which rose 13.0%. The second quarter, which included the difficult months of April and May followed by a partial recovery in June, saw PTR underperform as equities of all sizes fell. PTR lost 7.3% versus a 4.1% decline for the small- and mid-cap index. A welcome summer rally reversed most of these losses. During the third quarter PTR reestablished its leadership over the index by rising 6.0% compared to the Russell 2500’s gain of 5.6%. The fourth quarter proved to be more volatile as a series of events challenged the commitment of investors. Hurricane Sandy wreaked havoc on a large swath of the east coast, disrupting business activity for an extended period. Just afterward, we were treated to a highly contentious U.S. presidential election, which was then followed by the significant expansion of the Fed’s bond-buying program to include mortgage-backed securities. All of this was capped off by a budget debate that highlighted the deep divide between the two main political parties on the issues of taxes and revenues. PTR gained 6.1% in the volatile fourth quarter, ahead of the index’s increase of 3.1%. For the period ended December 31, 2012, the Fund’s average annual total return since inception (4/27/09) was 10.9%.
     PTR is one of a select group of Royce offerings with the flexibility to pursue opportunities up and down the market capitalization spectrum. Consistent with our view that leadership in the market will most likely rotate between small- and larger-cap stocks over time, this flexibility is of

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

IPG Photonics	2.32%

Valmont Industries	2.03

FX Alliance	1.54

Moody’s Corporation	1.09

NVR	1.00

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.35% through April 30, 2013 and 1.99% through April 30, 2022. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

32 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

great value, especially within the context of an asset class—equities—that looks broadly attractive to us versus other asset classes, particularly fixed income. We use the same rigorous criteria of strong balance sheets, high internal rates of return, and compelling valuation combined with a long-term investment horizon that has come to distinguish the Royce approach over the past four decades. So while a meaningful portion of the portfolio will continue to be sourced from our favored segment of smaller companies, the Fund also has the opportunity to apply our strict methodology to companies of all sizes.
     Six of the Fund’s seven equity sectors made positive contributions in 2012, with Financials leading by a considerable margin followed by strong net gains from Industrials. The Information Technology sector also posted solid results, with the Fund’s top individual performer coming from this sector. At the industry level, capital markets, machinery, and electronic equipment, instruments & components were the top contributors, though net gains came from several groups. IT services and electrical equipment were the two largest detractors at the industry level, although net losses were relatively modest.
     IPG Photonics is a leading manufacturer of fiber lasers and amplifiers for use in materials processing, telecommunications, and medical applications. Its business continued its winning ways as it experienced broad expansion in end markets for its fiber laser technology. The company surpassed its prior peak earnings levels and delivered solid results through the year. We believe that accelerating expansion in global end markets, combined with IPG’s first mover advantage in numerous laser applications, puts the company in position for continued success. Valmont Industries, which makes fabricated metal products, pole and tower structures, and mechanized irrigation systems, was also a standout for the year. Its galvanized steel electric utility poles business grew as it won a number of large bids for projects as infrastructure spending began to pick up.
     Western Union, the world’s largest money-transfer business, fell precipitously in the third quarter following management’s decision to reduce pricing in key corridors in an effort to rebuild market share. Once known for providing a premium service and demanding premium pricing, the growing commoditization of the money transfer business and increased competition led to a sharp cut in both revenue and earnings estimates for both 2013 and 2014. We sold our shares in November before reinitiating a position early in 2013. MoneyGram International, a competitor to Western Union in the consumer payments and transfer business, had its share of problems as well as concerns arose as to the magnitude of a settlement with the DOJ and U.S. Attorney’s office over consumer fraud and money laundering. We sold our stake early in January 2013.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Western Union	-0.63%

MoneyGram International	-0.49

GrafTech International	-0.40

Ritchie Bros. Auctioneers	-0.19

Ameresco Cl. A	-0.14

[1] Net of dividends

ROYCE PARTNERS FUND VS. RUSSELL 2500 Value of $10,000 Invested on 4/27/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$2 million

Number of Holdings	58

Turnover Rate	31%

Average Market Capitalization[1]	$3,990 million

Weighted Average P/E Ratio[2,3]	17.7x

Weighted Average P/B Ratio[2]	2.1x

U.S. Investments (% of Net Assets)	74.6%

Non-U.S. Investments (% of Net Assets)	22.9%

Symbol	RPTRX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

PTR	0.52	18.33

Russell 2500	0.74	19.24

Category Median	0.67	18.24

Best Quartile Breakpoint	0.76	17.07

[1] Three years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 390 mid-cap objective funds (oldest class only) with at least three years of history.

The Fund produced lower volatility than the Russell 2500.

The Royce Funds 2012 Annual Report to Shareholders | 33

Royce Special Equity Multi-Cap Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July–December 2012[1]			4.64%

One-Year			11.62

Since Inception (12/31/10)			9.39

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.97%

Net Operating Expenses			1.39

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSM	Year	RSM

2012	11.6%	2011	7.2%

TOP 10 POSITIONS % of Net Assets

Emerson Electric			4.0%

Molex Cl. A			3.9

Walgreen Company			3.7

Dover Corporation			3.6

Analog Devices			3.5

Bed Bath & Beyond			3.4

Gap (The)			3.2

Cisco Systems			3.2

Occidental Petroleum			3.1

Nordstrom			3.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			23.5%

Industrials			23.2

Consumer Discretionary			23.2

Health Care			14.6

Consumer Staples			6.6

Energy			3.1

Cash and Cash Equivalents			5.8

Manager’s Discussion
In 2012, Royce Special Equity Multi-Cap Fund (RSM) gained 11.6% versus 16.4% for its benchmark, the Russell 1000 Index, for the same period. During the more extreme first half of the year, RSM underperformed the large-cap index, though its results were largely in line with our expectations. The Fund gained 12.1% in the first quarter, slightly underperforming its benchmark, which gained 12.9%. This bullish phase, which began after an October 2011 low, lasted until almost the end of March before the market switched modes, with April and May seeing mostly declining share prices. Although stocks began to rebound in June, it was not enough to lift second-quarter results into positive territory. During the second quarter RSM lost 4.9%, underperforming its benchmark, which lost 3.1%. The majority of the underperformance came in the dynamic up month of June when the Russell 1000 gained 3.8% while RSM only added 2.5%. The second half was a far less extreme period. RSM climbed 4.8% in the third quarter versus a 6.3% increase for the large-cap index. During the fourth quarter the Fund was close to its benchmark, down 0.1% while the Russell 1000 rose 0.1%. The Fund outperformed the Russell 1000 for the since inception (12/31/10) period ended December 31, 2012. RSM’s average annual total return since inception was 9.4%.
     We believe that our ability to differentiate among stocks is crucial at this juncture. One needs, within the confines of strict adherence to discerning metrics, to find securities that can benefit from whatever comes of our tangled fiscal situation. We believe that regardless of the ultimate outcome, inexpensive, quality businesses that generate free cash flow remain, at a minimum, relatively better than other investment choices; we continue to believe they can provide solid absolute returns as well. Companies that are inexpensively priced, that have high returns on capital, that are conservatively financed, and that are able to generate cash are likely to outperform. The ability to pay, and even increase, dividends also seems valuable to us in either scenario of inflation or deflation. Thus, we believe that the “tangibility” of dividends from companies generating stable cash flow will become increasingly important.
     The S&P 500 Dividend Aristocrats—those companies in the large-cap index that have continuously increased their dividends—have outperformed the S&P 500 for approximately three years—a trend that we think is only going to increase. We strive to find these kinds of

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Gap (The)	1.75%

Scripps Networks Interactive Cl. A	1.12

Mattel	1.11

Home Depot (The)	0.83

Analog Devices	0.70

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the service class (its oldest class). Gross operating expenses reflect total gross annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, at or below 1.39% through April 30, 2014. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

34 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

companies for the portfolio that also meet our other criteria. Since about one-half of household owned equities are held in tax-deferred accounts, and since most individuals buy dividend-yielding stocks for income and downside protection (less market volatility), we do not see the hike in taxes on dividends as a major event. Further, dividend yields after tax still compare favorably to the alternatives. People age 65 and over earned nearly 50% of all dividend income according to IRS data. This group is growing, as is their need for income.
     Our portfolio construction method remains firmly rooted in bottom-up stock selection. The process requires that a company possess very specific qualities to merit inclusion in the portfolio. We have not changed our discipline. In fact, the only recent tweak we have introduced has been to at times reduce our usual trailing 12-month EBIT (earnings before interest and taxes) used in our valuation metric to a lower figure in an effort to account for the high levels of global uncertainty, a move that we regard as stress-testing the attractiveness of a holding.
     Statistically, the market looks fairly priced as of this writing. However, in other parts of the world we have seen the self-inflicted market penalty caused by political division, lingering budget issues, and resulting debt. Opportunities exist amid this, and, as always, we intend to be opportunistically poised to find bargains, even assuming poor macro outcomes. Following the market’s strong second-half advance, its final month-and-a-half in particular, few opportunities have been apparent. That rise, the government’s poor performance in the fiscal cliff negotiations, and perhaps even poorer prospects for the U.S. to get its fiscal act together—both figuratively and literally—any time soon have caused us to do more selling than buying of late.
     All but one of the Fund’s six sectors were positive performers in 2012, with Consumer Discretionary, Industrials, and Information Technology having the largest impact. The Energy sector was the only detractor for the annual period. The Gap was the best performer in 2012. The company is a portfolio of specialty retail clothing brands including the Gap, Old Navy, Banana Republic, and most recently Piperlime, an online brand selling footwear and handbags. Occidental Petroleum and Staples were the largest detractors from performance. Occidental Petroleum is a globally diversified oil and gas company. Staples is a leading retailer in the office products distribution industry serving both consumers and businesses through its domestic and international stores. The company operates in 26 countries in North and South America, Europe, Asia, and Australia. Weaker-than-expected sales continue to weigh on the company as it tries to address a lackluster demand environment.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Occidental Petroleum	-0.53%

Staples	-0.35

Intel Corporation	-0.30

Kohl’s Corporation	-0.27

Avnet	-0.25

[1] Net of dividends

ROYCE SPECIAL EQUITY MULTI-CAP FUND VS. RUSSELL 1000 Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$109 million

Number of Holdings	32

Turnover Rate	14%

Average Market Capitalization[1]	$20,505 million

Weighted Average P/E Ratio[2,3]	14.5x

Weighted Average P/B Ratio[2]	2.4x

U.S. Investments (% of Net Assets)	94.2%

Non-U.S. Investments (% of Net Assets)	0.0%

Symbol
Investment Class	RSMCX
Service Class	RSEMX
Institutional Class	RMUIX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/12).

The Royce Funds 2012 Annual Report to Shareholders | 35

Royce European Smaller-Companies Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July-December 2012[1]			17.47%

One-Year			23.83

Three-Year			10.08

Five-Year			2.44

Since Inception (12/29/06)			2.27

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.10%

Net Operating Expenses			1.70

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RES	Year	RES

2012	23.8%	2009	57.7%

2011	-20.3	2008	-46.4

2010	35.2	2007	1.4

TOP 10 POSITIONS % of Net Assets

Semperit AG Holding			2.8%

Mayr-Melnhof Karton			2.5

Recordati			2.3

Ashmore Group			2.3

KWS Saat			2.1

Takkt			2.1

Partners Group Holding			2.0

DiaSorin			2.0

Ekornes			2.0

Vetoquinol			1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			18.9%

Health Care			18.3

Consumer Discretionary			14.4

Financials			14.3

Information Technology			13.3

Materials			10.1

Consumer Staples			3.3

Energy			3.3

Cash and Cash Equivalents			4.1

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United Kingdom			18.2%

France			16.5

Germany			13.5

Switzerland			12.6

Italy			7.0

Austria			5.3

South Africa			4.5

Belgium			3.5

Norway			3.1

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Managers’ Discussion
Following the sharp decline in the European equity markets that defined 2011, investors quickly shifted gears and climbed the proverbial wall of worry over the course of 2012. Still mired in the uncertainty around perilously high sovereign debt burdens and the strict regimen of fiscal austerity mandated by the ECB (European Central Bank), we were pleasantly surprised to see many markets in Europe begin to gradually return to normalcy. Royce European Smaller Companies Fund (RES), which seeks to invest in the highest conviction ideas we are finding in our European research efforts, performed well in absolute terms—our preferred measure—but lagged behind the stunning advance put in by its European benchmark. RES gained 23.8% in 2012, trailing the Russell Europe Small Cap Index, which advanced 28.9% for the same period.
     During the powerful rally that characterized the year’s first quarter, RES gained 16.0% while lagging its European small-cap benchmark, which advanced 19.7%. Investor confidence was shaken late in the first quarter as global economic growth once again began to stall and European efforts to manage the increasingly complex consequences of their prior fiscal mismanagement were deemed inadequate. RES fell 9.1% in 2012’s second quarter compared to a 9.6% decline for the Russell Europe Small Cap Index.
     The second half of the year proved to be more stable. Following news from the ECB in late June that more definitive action would be taken to shore up the finances of troubled Spain and Italy, the markets rallied. Positive conditions lasted for the most part through the end of the year and made for a solidly bullish third quarter. Once again, the Fund failed to keep pace with the heady advance of its benchmark. While gaining a more than respectable 8.4%, the Fund’s increase was behind the 10.2% gain recorded by the benchmark. The pace of the rally slowed for many small-caps elsewhere around the globe in the fourth quarter, though it remained dynamic for many smaller European equities. We were equally pleased that RES’s results were on par with those of the index. RES was up 8.4% in the fourth quarter, ahead of the 8.1% gain for the Russell Europe Small Cap Index. Now beginning its seventh year in operation, we are pleased that the Fund managed to generate positive returns in what has been one of the most challenging

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Fuchs Petrolub	1.30%

Keller Group	1.23

KWS Saat	1.05

Pfeiffer Vacuum Technology	0.99

Parrot	0.97

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2013 and at or below 1.99% through April 30, 2022. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

36 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

investment environments in recent memory. RES also outperformed its benchmark over the three-, five-year and since inception periods (12/29/06) ended December 31, 2012.
     Led by Industrials, all eight of the Fund’s equity sectors generated positive performance in 2012. Health Care, Materials, Information Technology, and Financials also made notable contributions, demonstrating the breadth of the market’s strength with solid performance from both cyclical and more traditionally defensive areas of the market. The Energy sector was the most challenging for the year. The sector generated only modest gains for the Fund as overcapacity in the service segment and a challenging price environment for natural gas made for mostly lackluster performance. At the industry level, results were also strong across several groups. Machinery led by a wide margin, though capital markets and pharmaceuticals also posted strong net gains for the year. Not surprisingly, energy equipment & services was the largest detractor at the industry level. Semiconductors & semiconductor equipment, hotels, restaurants & leisure, and diversified consumer services were also in negative territory for the year, though net losses for these groups were decidedly modest.
     Lamprell, a leading UAE-based construction and engineering firm that specializes in the repair and refurbishment of oil and gas rigs, had the unfortunate distinction of being the Fund’s top loser for the year after having been a significant positive contributor in 2010. The company stumbled badly in the second quarter in its efforts to enter the rig construction business, mostly due to problems with suppliers. This was followed by a dramatic drop in its stock price during May when the first of an eventual five profit warnings were released. Concluding that the new-build business line was structurally unattractive and a hindrance to managing the company as well as it had been before, we sold our investment in June. Severfield-Rowen is the UK’s leading structural steelwork fabricator. Falling steel prices and delays to contract payments led the firm to issue a profit warning, lay off 5% of its workers, and ponder not paying its dividend near the end of 2012. Confident that the firm could rebound when steel prices stabilize, we chose to hold our shares.
     Fuchs Petrolub was the top individual gainer for the year. One of the world’s leading refiners and producers of industrial and automotive lubricants, this German company benefited from solid demand growth particularly in the emerging markets and from a decline in base oil prices, its primary raw material cost input. Another notable winner was Keller Group, which is the world’s largest independent ground engineering specialist with operations in Europe, the U.S., and Australia and a growing presence in the Middle East and Asia. It benefited from a pick up in the company’s core U.S. construction market. Although we think its prospects remain promising, especially in light of the rebound for housing in the U.S., we took gains in 2012.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Lamprell	-1.32%

Severfield-Rowen	-0.48

Audika Groupe	-0.32

SMA Solar Technology	-0.31

Ipsen	-0.30

[1] Net of dividends

ROYCE EUROPEAN SMALLER-COMPANIES FUND VS. RUSSELL EUROPE SMALL CAP Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$16 million

Number of Holdings	73

Turnover Rate	22%

Average Market Capitalization[1]	$1,303 million

Weighted Average P/E Ratio[2,3]	14.7x

Weighted Average P/B Ratio[2]	2.2x

Symbol	RISCX

[1] Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/12).

MORNINGSTAR STATISTICAL MEASURES[1]

	Sharpe Ratio	Standard Deviation

RES	0.21	26.38

Russell Europe Small Cap	0.02	29.38

Category Median	-0.03	26.50

Best Quartile Breakpoint	0.05	25.39

[1] Five years ended 12/31/12. Category Median and Best Quartile Breakpoint based on 29 European stock objective funds (oldest class only) with at least five years of history.

The Fund beat the Russell Europe Small Cap and performed within the Best Quartile of European stock objective funds on a risk-adjusted basis, as shown by its Sharpe ratio. In addition, the Fund’s volatility ranked within the top 50% of European stock objective funds, while the Fund also produced lower volatility than the Russell Europe Small Cap.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2012 Annual Report to Shareholders | 37

Royce Global Dividend Value Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July–December 2012[1]			15.83%

One-Year			22.52

Since Inception (12/31/10)			1.83

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.48%

Net Operating Expenses			1.70

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGD	Year	RGD

2012	22.5%	2011	-15.4%

TOP 10 POSITIONS % of Net Assets

Randgold Resources ADR			1.6%

Jupiter Fund Management			1.6

Mayr-Melnhof Karton			1.3

Tidewater			1.2

SimCorp			1.2

KBR			1.2

Invesco			1.1

Warsaw Stock Exchange			1.1

USS			1.1

Pfeiffer Vacuum Technology			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			19.3%

Industrials			18.1

Financials			15.9

Materials			13.4

Health Care			13.0

Information Technology			10.0

Consumer Staples			4.4

Energy			3.4

Diversified Investment Companies			0.5

Cash and Cash Equivalents			2.0

Manager’s Discussion
Royce Global Dividend Value Fund (RGD) gained 22.5% for the annual period ended December 31, 2012 versus a 17.7% increase for its small-cap benchmark, the Russell Global Small Cap Index, for the same period. During the more extreme first half of the year RGD slightly underperformed the small-cap index, though its results were largely in line with our expectations. The Fund gained 15.3% in the first quarter compared to 13.7% for the Russell Global Small Cap Index. This bullish phase, which began after an October 2011 small-cap low, lasted nearly through the end of March. The market then shifted, with April and May seeing mostly declining share prices. Stocks began to rebound in June, but not enough to make returns for the second quarter positive. RGD was down 8.3% in the second quarter while its benchmark lost 6.7%.
     The second half was far less extreme, and the Fund fared better on both an absolute and relative basis. Small-cap stocks reached a low on June 4, 2012. While the domestic Russell 2000 reached a high for the year on September 14, the prices of many smaller companies continued to rise through the end of the year following some stumbles in a bearish October. RGD climbed 9.5% in the third quarter versus a 7.1% increase for its global small-cap benchmark. The fourth quarter was less bullish, though for many equities it remained a solidly positive period. The Fund rose 5.7% for the year’s final quarter, while its benchmark was up 3.6%. RGD outperformed its benchmark from the index’s low on June 4, 2012 through December 31, 2012, up 22.0% versus 18.8%. The Fund also outperformed its benchmark for the since inception (12/31/10) period ended December 31, 2012.
     The Fund has a global scope. In constructing its portfolio we primarily look for dividend-paying companies based in developed countries, including the U.S. From our point of view dividends have always been a marker of quality in the small-cap space—they can also potentially provide a cushion against high volatility.
     For the calendar year all but one of the Fund’s eight equity sectors were in the black. Energy, the only sector to detract from results, suffered relatively small losses for the year. Consumer Discretionary led all sectors, followed by strong net gains for Industrials, Financials, Information Technology, Materials, and Consumer Staples. At the industry level, capital markets led the advance, along with machinery, textiles, apparel & luxury goods, and food products.

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Fuchs Petrolub	0.84%

Moshi Moshi Hotline	0.80

Pandora	0.71

Grendene	0.64

Binggrae	0.60

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014 and at or below 1.99% through April 30, 2022. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

38 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

     Fuchs Petrolub, a German based provider of lubricants and greases, was the top contributor for the period. Founded in 1931, the company is the world’s largest independent lubricant manufacturer and the only independent lubricant company with a global presence. The company is active in more than 100 countries with 38 production plants. Its shares benefited from increased demand, especially in emerging markets, and a decline in base oil prices, its primary raw material cost input. We took gains in September and December. Moshi Moshi Hotline is a Japanese business that provides call centers, back office services, consulting, and other services. Its stock fell sharply following the March 2011 earthquake when we began to build a position. Its core businesses, dividend yield, and attractive valuation all drew our attention. Its stock began to climb in early August when the company significantly raised its consolidated mid-year revenue outlook based mostly on increased sales and improved business efficiency. We reduced our position in September and October.
     We initiated a position in Pandora A/S in RDV’s portfolio in July 2012 shortly before its stock took off. Based in Denmark, the company designs, manufactures, and distributes hand-finished jewelry. Its shares plunged 65% in August of 2011 after an unexpected profit warning. It then struggled to rebound, again tumbling dramatically in February 2012. All of this pulled its valuation down to levels that were even more attractive to us. Its shares then rose in August when the company released better-than-expected results. This trend continued when strong third-quarter results were released early in November, again sending its stock price higher. We sold more than half of our stake in November.
     Lamprell was the greatest detractor from performance during 2012. The company has a leading market position in the Arabian Gulf undertaking upgrades and refurbishment of jack-up rigs and land rigs. The business, which was incorporated in the mid 1970s, recently diversified into new rigs, a related business but one with different characteristics and structural issues. The company’s struggles with these challenges became more evident in the first half of 2012 via supply-chain problems. Its stock price then plummeted in May when the company issued the first of an eventual five profit warnings. These were more than enough problems for us, so we sold our position in the portfolio in June. Major Drilling Group International is a Canadian company that provides drilling services to the mining industry and is the second-largest mining driller in the world. Although it remained profitable, its business was pressured by softer demand and drilling outlook throughout the year. Liking its long-term prospects, we added to our stake from October through the end of the year.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Lamprell	-0.57%

Major Drilling Group International	-0.27

Straumann Holding	-0.23

MegaStudy	-0.18

Severfield-Rowen	-0.17

[1] Net of dividends

ROYCE GLOBAL DIVIDEND VALUE FUND VS. RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$7 million

Number of Holdings	162

Turnover Rate	36%

Average Market Capitalization[1]	$1,301 million

Weighted Average P/E Ratio[2,3]	14.2x

Weighted Average P/B Ratio[2]	2.1x

Symbol	RGVDX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 12/31/12).

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United States	10.7%

Japan	10.1

United Kingdom	9.0

Switzerland	8.9

Hong Kong	7.3

Germany	6.9

France	4.7

Canada	4.3

South Africa	3.9

South Korea	3.1

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

The Royce Funds 2012 Annual Report to Shareholders | 39

Royce International Micro-Cap Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July–December 2012[1]			9.07%

One-Year			13.59

Since Inception (12/31/10)			-5.58

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			4.01%

Net Operating Expenses			1.78

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMI	Year	RMI

2012	13.6%	2011	-21.5% %

TOP 10 POSITIONS % of Net Assets

Vetoquinol			1.5%

Semperit AG Holding			1.5

Nihon M&A Center			1.4

Manutan International			1.3

MegaStudy			1.3

Miraial			1.2

Parrot			1.2

CSE Global			1.2

Evolution Mining			1.2

Elektrobudowa			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			25.3%

Industrials			19.4

Materials			13.8

Information Technology			13.3

Health Care			12.0

Financials			6.3

Energy			2.7

Consumer Staples			1.7

Cash and Cash Equivalents			5.5

Manager’s Discussion
International smaller companies perked up substantially over the course of the year’s second half to register solid gains for the full calendar year. Investors looked past several developments including a renewed recession in the eurozone and a worrisome deceleration in economic activity in China and other important emerging market economies and were ultimately rewarded with solid full year gains. Calendar-year results for Royce International Micro-Cap Fund (RMI) were solid from an absolute standpoint, but a bit disappointing on a relative basis. The Fund advanced 13.6% in 2012, lagging its benchmark, the Russell Global ex-US Small Cap Index, which rose 18.8% for the same period.
     The first half of 2012 saw similarly ample volatility for markets outside the U.S. and, while correlation was not quite as high as it was in prior years, returns stayed within a fairly narrow range. The first quarter was a generally bullish period that saw the Fund rise 15.7%, outpacing its international small-cap benchmark’s rise of 14.4%. The rally was short lived, however, as the aforementioned concerns about Europe, China, and the U.S. once again led to an exodus from stocks and thus extended the range-bound, risk-on/risk-off return pattern that has characterized the market for much of the past several years. The result was a disappointing second quarter for nearly all equity investors. April witnessed modest losses before May took a turn as the cruelest month. Several non-U.S. indexes showed double-digit losses before markets began to stabilize in June, helped by a powerful rally on the last trading day of the month. Given our disciplined and risk-averse approach, we were a bit disappointed that the Fund did not hold up better during this volatile period. RMI fell 10.0% in the second quarter, while its benchmark declined 8.5%.The Fund’s underperformance came in part from disappointing results from two overweight sectors—Materials and Consumer Discretionary.
     Small-cap prices across the globe reached a low on June 4, 2012. In the more bullish third quarter, RMI lost some ground to the international small-cap index, climbing 7.3% while the benchmark rallied 8.3%. The fourth quarter offered more of the same, albeit in a more volatile fashion. October saw some retrenchment of previous gains followed by a steady rally in equity prices through the end of the year. RMI added 1.6% in the final quarter of 2012 compared to a 4.8% gain for the Russell Global ex-U.S. Small Cap Index during the same period. Much of

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

Padini Holdings	1.07%

Daewoong Pharmaceutical	0.86

Parrot	0.83

Selamat Sempurna	0.73

FAG Bearings India	0.68

[1] Includes dividends.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014 and at or below 1.99% though April 30, 2022. Expenses are estimated for the current fiscal year. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

40 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

this drag came from poor performance from holdings in the metals & mining industry, which is part of the Materials sector. While shorter-term results have been short of what we expect, we are confident that our disciplined approach can achieve strong absolute returns over the long term.
     Two of the Fund’s eight equity sectors finished 2012 in the red, though only the Materials sector posted substantial net losses. This was primarily due to poor results from holdings in the metals & mining group, where several companies suffered mostly from the combination of weaker precious metals prices and increased operating costs for miners. In March and July we built our stake in Canadian gold miner Richmont Mines as its price slid. Its near-term prospects were then seriously hurt by a dramatic reduction in reserve estimates at one of its properties. While the company has two mines in production—always a significant advantage for mining firms—that are both located in Canada, its recent difficulties, including its plummeting share price, were enough to convince us to sell our position in October. Based in Lancashire, England, Promethean World develops interactive learning software and other technologies. Recent substantial sales declines in North America were not offset by the company’s net gains from the rest of the world, which led to revised earnings guidance for fiscal 2012 and a commensurately weaker share price. We sold our shares early in July. Two purchases in March more than doubled our position in Vancouver, British Columbia-based Goldgroup Mining, signaling our confidence in the ability of its shares to recover. We like its pristine balance sheet, its management, and the fact that it is a smaller miner with proven gold-producing properties.
     Information Technology and Consumer Discretionary led all sectors in 2012, followed by Industrials and Financials. At the industry level, electronic equipment, instruments & component, and machinery took top honors, with the only notable detractor being the metals & mining industry. Based in Kuala Lumpur, Malaysia, Padini was the top individual performer for the Fund in 2012. Structured as an investment holding company with subsidiaries that distributes apparel, footwear, and accessories under seven different brands, strong cost management and stellar revenue growth allowed the company to increased margins and drive powerful earnings growth. We took gains between May and September. A second-half surge was the prescription for a healthy year for Daewoong Pharmaceuticals, a company with the largest prescription drug sales in Korea. Its rising stock price led us to sell our shares between September and November. Based in Paris, Parrot has invented several Bluetooth peripherals and released a number of well-received products in 2012, leading investors to embrace shares that still looked inexpensive to us at the end of the year.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

Richmont Mines	-0.95%

Promethean World	-0.72

Goldgroup Mining	-0.62

Saracen Mineral Holdings	-0.48

Foraco International	-0.38

[1] Net of dividends

ROYCE INTERNATIONAL MICRO-CAP FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$5 million

Number of Holdings	116

Turnover Rate	62%

Average Market Capitalization[1]	$339 million

Weighted Average P/E Ratio[2,3]	10.4x

Weighted Average P/B Ratio[2]	1.4x

Symbol	ROIMX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/12).

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

France	11.2%

Hong Kong	9.9

Japan	9.7

United Kingdom	5.4

Germany	4.9

Australia	4.5

Switzerland	4.5

India	4.0

Malaysia	3.8

Canada	3.5

South Africa	3.1

Italy	3.1

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

The Royce Funds 2012 Annual Report to Shareholders | 41

Royce International Premier Fund

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/12

July–December 2012[1]			13.63%

One-Year			23.40

Since Inception (12/31/10)			1.36

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.77%

Net Operating Expenses			1.69

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RIP	Year	RIP

2012	23.4%	2011	-16.8%

TOP 10 POSITIONS % of Net Assets

Lewis Group			3.2%

DiaSorin			3.1

Semperit AG Holding			3.0

Mayr-Melnhof Karton			3.0

Domino Printing Sciences			2.9

MegaStudy			2.7

MISUMI Group			2.5

Stella International Holdings			2.5

Partners Group Holding			2.5

Virbac			2.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Health Care			24.1%

Industrials			21.4

Consumer Discretionary			21.0

Information Technology			10.6

Materials			7.2

Financials			6.5

Consumer Staples			3.9

Cash and Cash Equivalents			5.3

Managers’ Discussion
We were pleased to see higher quality small-caps around the world rebound in 2012. This resurgence was reflected in the strong absolute and relative results for Royce International Premier Fund (RIP). The Fund gained 23.4% in 2012, ahead of the 18.8% increase for its benchmark, the Russell Global ex-U.S. Small Cap Index, over the same period.
     RIP made a fast start to the year, consistent with many non-U.S. companies, and rallied 14.8% in the first quarter while its benchmark rose 14.4%. In late March, the upturn gave way to a bearish run dominated by concerns over macroeconomic forces such as the European sovereign debt crisis, slow economic growth in the emerging economies of China and Brazil, and the sluggish pace of the U.S. recovery. For the second quarter, the Fund lost less than its benchmark, falling 5.4% compared to an 8.5% loss driven in part by portfolio strength in the Health Care (where RIP was overweight versus its benchmark) and Consumer Staples sectors. We were particularly pleased to see the Fund perform better through this brief downturn as preserving capital in down periods is always of paramount importance to us.
     Small-cap prices across the globe reached a low in 2012 on June 4. In the more bullish third quarter, RIP ceded some ground to the international small-cap index thanks in part to the portfolio’s underweight in the robust Financials sector. For the period the Fund climbed 6.9% while the benchmark increased 8.3%. We felt better about the Fund’s performance pattern in the fourth quarter. Stock prices in general were somewhat more volatile as the year moved toward its end, although the mostly bearish month of October proved harder on domestic issues than their overseas competitors. The Fund and its benchmark both fared well for the month and the final quarter as a whole. RIP rose 6.3% for the fourth quarter, edging out the 4.8% increase for the Russell Global ex-U.S. Small Cap Index.
     The Fund invests in a limited portfolio of our highest conviction ideas sourced from our international research efforts. RIP seeks what we believe are high quality non-U.S. businesses with strong balance sheets, a sustainable or competitive edge, solid-to-strong growth prospects, and a management team we see as capable of successfully guiding the business going forward. Annualized returns for the Fund over its short operating history were positive on an absolute basis, although more muted than we would like. Compared to the benchmark, however, the Fund’s disciplined approach to preserving capital and high-quality orientation provided a measure of safety and relative outperformance. For the periods ended December 31, 2012, RIP outperformed the Russell Global ex-U.S. Small Cap Index for the one-year and since inception (12/31/10) periods.

GOOD IDEAS THAT WORKED Top Contributors to 2012 Performance[1]

DiaSorin	1.34%

Fuchs Petrolub	1.06

Pfeiffer Vacuum Technology	1.03

Victrex	0.99

Recordati	0.87

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses, at or below 1.69% through April 30, 2014 and at or below 1.99% through April 30, 2022. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2012.

42 | The Royce Funds 2012 Annual Report to Shareholders

Performance and Portfolio Review

     We were quite pleased that all eight of the Fund’s equity sectors generated positive performance in 2012, led by notably strong results from Materials, Health Care, and Industrials. Financials and Consumer Discretionary were the next strongest sectors, demonstrating solid performance from both cyclical and more traditionally defensive areas of the market. Not surprisingly, Telecommunication Services made the most modest contribution as this sector had very little representation in the Fund. At the industry level, results were also broadly positive. Machinery led by a sizable margin, followed by strong net contributions from pharmaceuticals, metals & mining, capital markets, chemicals, and textiles, apparel & luxury goods. Diversified consumer services, internet software & services, and semiconductors & semiconductor equipment formed the short list of industry groups in which the Fund suffered modest net losses.
     DiaSorin is an Italian business with a global presence that develops, produces, and distributes immunoreagent kits for clinical diagnostics with a focus on in vitro diagnostics. The Fund’s top performer in 2012, the company outperformed its competitors and produced solid earnings growth due in large part to its leadership position in the Vitamin D market, strong market gains in Japan, and a growing business in emerging markets. We increased our stake throughout the year. Fuchs Petrolub, a German business that refines and produces industrial and automotive lubricants, was another standout. The company benefited from growing demand, especially in emerging markets, and a decline in base oil prices, its primary raw material cost input. The result was a strong boost to earnings and profitability that drove its share price higher.
     MegaStudy, a South Korean educational firm that specializes in online tutoring and test preparation, was the most challenging position for the just completed year. Based on our confidence in the company’s long-term prospects in this rapidly growing field, we added to our position as its stock price fell on disappointing results for its business that stemmed from increased competition. We had less confidence in the ongoing prospects for Lung Kee, a Hong Kong based manufacturer of mold bases. The company saw pressure on its share price caused by declining demand for some of its key products. A new position for the Fund, it suffered from concerns over the credit crisis in Europe as well as the slowdown in domestic consumption in China, both of which led to a reduction in orders from its customers. Inflation on the ground in China also led to an increase in its input costs. We sold our shares in July.

GOOD IDEAS AT THE TIME Top Detractors from 2012 Performance[1]

MegaStudy	-0.67%

Straumann Holding	-0.56

Lung Kee (Bermuda) Holdings	-0.43

Mobotix	-0.24

SimCorp	-0.18

[1] Net of dividends

ROYCE INTERNATIONAL PREMIER FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Fund Net Assets	$6 million

Number of Holdings	47

Turnover Rate	103%

Average Market Capitalization[1]	$1,745 million

Weighted Average P/E Ratio[2,3]	16.6x

Weighted Average P/B Ratio[2]	3.0x

Symbol	RYIPX

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/12).

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United Kingdom	16.7%

Switzerland	14.7

Germany	11.3

Japan	10.7

France	7.9

Austria	6.0

Italy	5.2

South Korea	4.8

Hong Kong	3.9

South Africa	3.2

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

The Royce Funds 2012 Annual Report to Shareholders | 43

Schedules of Investments

Royce Select Fund I

	SHARES	VALUE
COMMON STOCKS – 92.9%

Consumer Discretionary – 8.7%
Auto Components - 2.1%
Drew Industries	20,296	$654,546
Gentex Corporation	20,300	382,046

		1,036,592

Automobiles - 0.9%
Thor Industries	11,900	445,417

Diversified Consumer Services - 1.7%
Sotheby’s	24,592	826,783

Specialty Retail - 2.6%
†Ascena Retail Group [1]	38,300	708,167
Men’s Wearhouse (The)	19,200	598,272

		1,306,439

Textiles, Apparel & Luxury Goods - 1.4%
Columbia Sportswear	13,327	711,129

Total (Cost $3,623,544)		4,326,360

Consumer Staples – 1.0%
Food Products - 1.0%
Cal-Maine Foods	11,978	481,755

Total (Cost $330,711)		481,755

Energy – 13.9%
Energy Equipment & Services - 13.9%
CARBO Ceramics	3,400	266,356
Helmerich & Payne	25,400	1,422,654
Oil States International [1]	20,300	1,452,262
Pason Systems	45,400	782,759
ShawCor Cl. A	26,200	1,026,981
†Superior Energy Services [1]	33,100	685,832
†Trican Well Service	43,400	572,442
Unit Corporation [1]	16,150	727,557

Total (Cost $5,075,599)		6,936,843

Financials – 5.9%
Capital Markets - 3.3%
Lazard Cl. A	28,000	835,520
SEI Investments	35,100	819,234

		1,654,754

Insurance - 2.6%
Alleghany Corporation [1]	3,905	1,309,815

Total (Cost $2,381,550)		2,964,569

Health Care – 4.3%
Health Care Providers & Services - 1.3%
VCA Antech [1]	30,877	649,961

Life Sciences Tools & Services - 3.0%
Bio-Rad Laboratories Cl. A [1]	9,000	945,450
ICON ADR [1]	18,824	522,554

		1,468,004

Total (Cost $1,721,749)		2,117,965

Industrials – 26.6%
Aerospace & Defense - 1.3%
Teledyne Technologies [1]	9,828	639,508

Building Products - 1.6%
Apogee Enterprises	33,732	808,556

Commercial Services & Supplies - 3.6%
Sykes Enterprises [1]	29,400	447,468
Tetra Tech [1]	51,100	1,351,595

		1,799,063

Electrical Equipment - 5.6%
AZZ	22,710	872,745
†Global Power Equipment Group	40,218	689,739
GrafTech International [1]	133,859	1,256,936

		2,819,420

Machinery - 7.9%
Astec Industries	20,000	666,600
Gardner Denver	4,300	294,550
Kennametal	25,000	1,000,000
Lincoln Electric Holdings	14,850	722,898
Valmont Industries	5,600	764,680
Wabtec Corporation	5,775	505,543

		3,954,271

Professional Services - 5.4%
CRA International [1]	24,279	479,996
Robert Half International	45,900	1,460,538
†TrueBlue [1]	46,900	738,675

		2,679,209

Trading Companies & Distributors - 1.2%
MSC Industrial Direct Cl. A	7,752	584,346

Total (Cost $10,487,113)		13,284,373

Information Technology – 19.8%
Communications Equipment - 1.8%
ADTRAN	47,300	924,242

Electronic Equipment, Instruments & Components - 7.0%
Coherent	14,881	753,276
Dolby Laboratories Cl. A	25,200	739,116
†FARO Technologies [1]	13,700	488,816
FEI Company	4,852	269,092
IPG Photonics	7,090	472,548
Rofin-Sinar Technologies [1]	35,564	771,028

		3,493,876

Office Electronics - 0.8%
Zebra Technologies Cl. A [1]	9,900	388,872

Semiconductors & Semiconductor Equipment - 10.2%
Aixtron ADR	39,700	474,415
ATMI [1]	39,400	822,672
Cabot Microelectronics	15,091	535,882
Integrated Silicon Solution [1]	78,000	702,000
Nanometrics [1]	68,200	983,444
Teradyne [1]	67,500	1,140,075
Veeco Instruments [1]	14,100	416,232

		5,074,720

Total (Cost $9,629,275)		9,881,710

44 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Materials – 12.7%
Chemicals - 6.6%
Intrepid Potash	57,958	$1,233,926
KMG Chemicals	14,256	250,478
LSB Industries [1]	21,351	756,252
Minerals Technologies	25,740	1,027,541

		3,268,197

Metals & Mining - 6.1%
Allied Nevada Gold [1]	10,100	304,313
Major Drilling Group International	73,300	722,168
Reliance Steel & Aluminum	24,800	1,540,080
Sims Metal Management ADR	49,370	486,788

		3,053,349

Total (Cost $5,598,645)		6,321,546

TOTAL COMMON STOCKS
(Cost $38,848,186)		46,315,121

REPURCHASE AGREEMENT – 7.2%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $3,611,020 (collateralized by obligations of various U.S. Government Agencies, 0.875% due 12/27/13, valued at $3,684,657) (Cost $3,611,000)		3,611,000

TOTAL INVESTMENTS – 100.1%
(Cost $42,459,186)		49,926,121

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.1)%		(70,000)

NET ASSETS – 100.0%		$49,856,121

Royce Micro-Cap Discovery Fund

	SHARES	VALUE
COMMON STOCKS – 95.6%

Consumer Discretionary – 10.3%
Auto Components - 1.6%
Standard Motor Products	3,200	$71,104

Diversified Consumer Services - 2.8%
Capella Education [1]	1,800	50,814
†Corinthian Colleges [1]	17,800	43,432
Universal Technical Institute	3,000	30,120

		124,366

Hotels, Restaurants & Leisure - 1.0%
†Ruby Tuesday [1]	5,500	43,230

Household Durables - 0.5%
Hooker Furniture	1,500	21,795

Leisure Equipment & Products - 2.3%
Arctic Cat [1]	1,700	56,763
†Johnson Outdoors Cl. A [1]	2,400	47,808

		104,571

Specialty Retail - 1.3%
†Stage Stores	900	22,302
Stein Mart	5,100	38,454

		60,756

Textiles, Apparel & Luxury Goods - 0.8%
†True Religion Apparel	1,400	35,588

Total (Cost $451,990)		461,410

Consumer Staples – 2.1%
Food & Staples Retailing - 0.9%
Village Super Market Cl. A	1,300	42,718

Food Products - 1.2%
†Calavo Growers	2,100	52,941

Total (Cost $99,809)		95,659

Energy – 5.8%
Energy Equipment & Services - 1.7%
Matrix Service [1]	3,300	37,950
†Natural Gas Services Group [1]	2,200	36,124

		74,074

Oil, Gas & Consumable Fuels - 4.1%
EPL Oil & Gas [1]	2,200	49,610
TransGlobe Energy [1]	3,500	32,830
VAALCO Energy [1]	7,200	62,280
Warren Resources [1]	14,000	39,340

		184,060

Total (Cost $228,940)		258,134

Financials – 5.0%
Consumer Finance - 1.0%
Nicholas Financial	3,500	43,400

Insurance - 4.0%
American Safety Insurance Holdings [1]	1,900	35,948
EMC Insurance Group	1,500	35,820
Maiden Holdings	6,100	56,059

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 45

Schedules of Investments

Royce Micro-Cap Discovery Fund (continued)

	SHARES	VALUE
Financials (continued)
Insurance (continued)
Navigators Group [1]	1,000	$51,070

		178,897

Total (Cost $221,632)		222,297

Health Care – 9.5%
Health Care Equipment & Supplies - 4.3%
ICU Medical [1]	900	54,837
†Invacare Corporation	3,500	57,050
Young Innovations	2,000	78,820

		190,707

Health Care Providers & Services - 1.5%
Almost Family	1,100	22,286
†National HealthCare	1,000	47,020

		69,306

Pharmaceuticals - 3.7%
Hi-Tech Pharmacal	2,460	86,051
Obagi Medical Products [1]	3,600	48,924
SciClone Pharmaceuticals [1]	6,700	28,877

		163,852

Total (Cost $374,036)		423,865

Industrials – 18.6%
Aerospace & Defense - 2.2%
†AeroVironment [1]	2,000	43,480
National Presto Industries	800	55,280

		98,760

Commercial Services & Supplies - 2.2%
Intersections	3,200	30,336
†Sykes Enterprises [1]	4,300	65,446

		95,782

Construction & Engineering - 4.8%
†Aegion Corporation [1]	1,700	37,723
Baker (Michael)	1,100	27,423
Comfort Systems USA	2,800	34,048
MYR Group [1]	2,900	64,525
†Primoris Services	3,500	52,640

		216,359

Industrial Conglomerates - 1.8%
†Standex International	1,600	82,064

Machinery - 4.6%
Alamo Group	2,000	65,280
Foster (L.B.) Company	750	32,580
†Lydall [1]	2,500	35,850
Miller Industries	4,720	71,980

		205,690

Professional Services - 3.0%
ICF International [1]	900	21,096
†Korn/Ferry International [1]	3,000	47,580
†TrueBlue [1]	4,000	63,000

		131,676

Total (Cost $808,258)		830,331

Information Technology – 25.6%
Communications Equipment - 4.6%
Bel Fuse Cl. B	1,000	19,550
Comtech Telecommunications	1,900	48,222
Globecomm Systems [1]	5,900	66,670
†TESSCO Technologies	3,100	68,634

		203,076

Computers & Peripherals - 3.3%
†QLogic Corporation [1]	5,100	49,623
Super Micro Computer [1]	5,600	57,120
Xyratex	4,700	39,527

		146,270

Electronic Equipment, Instruments & Components - 2.1%
Multi-Fineline Electronix [1]	1,650	33,346
†PC Connection	5,300	60,950

		94,296

Internet Software & Services - 4.1%
†Dice Holdings [1]	4,600	42,228
†Digital River [1]	3,300	47,487
†QuinStreet [1]	7,000	47,040
United Online	8,500	47,515

		184,270

IT Services - 2.6%
Computer Task Group [1]	4,700	85,681
TeleTech Holdings [1]	1,700	30,260

		115,941

Semiconductors & Semiconductor Equipment - 4.7%
†Cabot Microelectronics	1,500	53,265
Integrated Silicon Solution [1]	2,900	26,100
IXYS Corporation	6,600	60,324
Kulicke & Soffa Industries [1]	6,000	71,940

		211,629

Software - 4.2%
Actuate Corporation [1]	10,300	57,680
American Software Cl. A	9,700	75,272
ePlus	1,300	53,742

		186,694

Total (Cost $1,122,418)		1,142,176

Materials – 14.1%
Chemicals - 6.4%
†FutureFuel Corporation	5,700	67,488
Innospec	1,600	55,184
†KMG Chemicals	3,200	56,224
Schulman (A.)	2,200	63,646
Stepan Company	800	44,432

		286,974

Metals & Mining - 6.3%
Aurizon Mines [1]	10,600	36,888
Endeavour Silver [1]	3,900	30,771
†Haynes International	1,100	57,057
Horsehead Holding Corporation [1]	3,912	39,942
Materion Corporation	3,200	82,496

46 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
†Nevsun Resources	8,100	$34,668

		281,822

Paper & Forest Products - 1.4%
†Glatfelter	3,600	62,928

Total (Cost $577,815)		631,724

Miscellaneous [3] – 4.6%
Total (Cost $201,785)		205,016

TOTAL COMMON STOCKS
(Cost $4,086,683)		4,270,612

REPURCHASE AGREEMENT – 4.7%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $211,001 (collateralized by obligations of various U.S. Government Agencies, 0.75% due 8/15/13, valued at $216,411) (Cost $211,000)		211,000

TOTAL INVESTMENTS – 100.3%
(Cost $4,297,683)		4,481,612

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.3)%		(13,386)

NET ASSETS – 100.0%		$4,468,226

Royce Financial Services Fund

	SHARES	VALUE
COMMON STOCKS – 96.4%

Capital Markets - 60.1%
Affiliated Managers Group [1]	1,500	$195,225
AllianceBernstein Holding L.P.	23,300	406,119
Apollo Global Management LLC Cl. A	22,000	381,920
Artio Global Investors Cl. A	25,000	47,500
Ashmore Group	70,000	404,762
Banque Privee Edmond de Rothschild	3	59,913
Blackstone Group L.P.	16,300	254,117
Citadel Capital [1]	150,000	91,038
Coronation Fund Managers	62,000	290,480
Cowen Group [1]	83,000	203,350
Daewoo Securities	3,800	43,104
Diamond Hill Investment Group	2,500	169,650
Egyptian Financial Group-Hermes Holding Company [1]	31,875	55,230
Federated Investors Cl. B	11,900	240,737
†Financial Engines [1]	6,800	188,700
Invesco	13,800	360,042
Investec	8,500	57,894
IOOF Holdings	11,528	87,487
Jefferies Group	12,100	224,697
Jupiter Fund Management	105,000	487,344
KKR & Co. L.P.	18,300	278,709
Lazard Cl. A	11,300	337,192
Manning & Napier	17,800	224,280
MVC Capital	3,800	46,170
Northern Trust	8,400	421,344
†Oaktree Capital Group LLC	6,100	277,489
Och-Ziff Capital Management Group LLC Cl. A	15,300	145,350
Oppenheimer Holdings Cl. A	11,500	198,605
Partners Group Holding	1,000	230,971
Raymond James Financial	5,100	196,503
Reinet Investments [1]	5,500	100,302
Samsung Securities	1,791	90,079
SEI Investments	18,400	429,456
SHUAA Capital [1]	580,000	86,747
Sprott	70,500	280,667
†State Street	8,500	399,585
Stifel Financial [1]	6,073	194,154
T. Rowe Price Group	3,500	227,955
†TD AMERITRADE Holding Corporation	15,500	260,555
Tokai Tokyo Financial Holdings	9,400	43,102
U.S. Global Investors Cl. A	51,100	204,911
UOB-Kay Hian Holdings	95,000	127,011
Value Partners Group	430,000	288,655
Vontobel Holding	3,000	92,630
Waddell & Reed Financial Cl. A	5,900	205,438
Westwood Holdings Group	5,300	216,770
WisdomTree Investments [1]	48,000	293,760

Total (Cost $9,747,792)		10,147,699

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 47

Schedules of Investments

Royce Financial Services Fund (continued)

	SHARES	VALUE

Closed-End Funds - 0.9%
†RIT Capital Partners	8,500	$156,419

Total (Cost $153,505)		156,419

Commercial Banks - 3.0%
BLOM Bank GDR	8,000	63,200
BOK Financial	4,600	250,516
First Republic Bank	5,600	183,568

Total (Cost $435,273)		497,284

Consumer Finance - 3.6%
Credit Acceptance [1]	848	86,225
†Regional Management [1]	18,200	301,210
World Acceptance [1]	3,000	223,680

Total (Cost $414,103)		611,115

Diversified Financial Services - 7.7%
Bolsas y Mercados Espanoles	4,000	96,684
Hellenic Exchanges	36,000	207,437
Interactive Brokers Group	12,800	175,104
†Moody’s Corporation	6,000	301,920
MSCI Cl. A [1]	2,800	86,772
RHJ International [1]	10,000	52,570
Singapore Exchange	25,000	144,935
Warsaw Stock Exchange	19,000	238,913

Total (Cost $1,288,610)		1,304,335

Insurance - 9.0%
Brown & Brown	2,600	66,196
E-L Financial	400	174,927
First American Financial	5,000	120,450
Greenlight Capital Re Cl. A [1]	9,000	207,720
Marsh & McLennan	7,400	255,078
Platinum Underwriters Holdings	5,500	253,000
RLI Corp.	1,100	71,126
State Auto Financial	11,000	164,340
Willis Group Holdings	6,100	204,533

Total (Cost $1,313,031)		1,517,370

IT Services - 3.3%
MasterCard Cl. A	700	343,896
†Vantiv Cl. A [1]	10,000	204,200

Total (Cost $293,957)		548,096

Media - 1.7%
Morningstar	4,600	289,018

Total (Cost $181,189)		289,018

Professional Services - 1.7%
Verisk Analytics Cl. A [1]	5,600	285,600

Total (Cost $177,018)		285,600

Real Estate Management & Development - 1.6%
Kennedy-Wilson Holdings	19,676	275,070

Total (Cost $186,246)		275,070

Software - 1.8%
Fair Isaac	7,400	311,022

Total (Cost $153,499)		311,022

Trading Companies & Distributors - 2.0%
Air Lease Cl. A [1]	15,700	337,550

Total (Cost $356,874)		337,550

TOTAL COMMON STOCKS
(Cost $14,701,097)		16,280,578

REPURCHASE AGREEMENT – 2.0%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $342,002 (collateralized by obligations of various U.S. Government Agencies, 0.75% due 8/15/13, valued at $352,297) (Cost $342,000)		342,000

TOTAL INVESTMENTS – 98.4%
(Cost $15,043,097)		16,622,578

CASH AND OTHER ASSETS
LESS LIABILITIES – 1.6%		265,809

NET ASSETS – 100.0%		$16,888,387

48 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

Royce Select Fund II

	SHARES	VALUE
COMMON STOCKS – 97.0%

Consumer Discretionary – 16.0%
Auto Components - 2.9%
Drew Industries [2]	1,201	$38,732
Minth Group	57,900	66,967

		105,699

Internet & Catalog Retail - 1.0%
†CafePress [1]	6,500	37,505

Media - 1.1%
†IMAX Corporation [1]	1,700	38,216

Multiline Retail - 0.5%
New World Department Store China	30,000	19,529

Specialty Retail - 7.9%
†Abercrombie & Fitch Cl. A [2]	1,500	71,955
American Eagle Outfitters [2]	1,100	22,561
GameStop Corporation Cl. A	1,200	30,108
Guess?	700	17,178
Luk Fook Holdings (International)	7,300	23,426
Signet Jewelers [2]	1,300	69,420
†Stage Stores	900	22,302
Tiffany & Co.	500	28,670

		285,620

Textiles, Apparel & Luxury Goods - 2.6%
Daphne International Holdings	33,900	46,960
Stella International Holdings	16,700	45,270

		92,230

Total (Cost $474,323)		578,799

Consumer Staples – 0.8%
Food Products - 0.8%
First Resources	16,800	27,987

Total (Cost $18,385)		27,987

Energy – 7.6%
Energy Equipment & Services - 7.6%
†C&J Energy Services [1]	1,500	32,160
Helmerich & Payne	1,890	105,859
RPC	4,400	53,856
TGS-NOPEC Geophysical	900	29,493
Total Energy Services	3,600	54,252

Total (Cost $229,959)		275,620

Financials – 10.4%
Capital Markets - 8.4%
Ashmore Group	9,500	54,932
†Federated Investors Cl. B [2]	2,900	58,667
Lazard Cl. A	1,300	38,792
Sprott	15,800	62,901
Value Partners Group	131,700	88,409

		303,701

Real Estate Management & Development - 2.0%
E-House China Holdings ADR [2]	9,400	38,540
Midland Holdings	69,300	33,653

		72,193

Total (Cost $424,989)		375,894

Health Care – 4.8%
Health Care Equipment & Supplies - 3.6%
Analogic Corporation [2]	700	52,010
†Invacare Corporation	2,700	44,010
Kossan Rubber Industries	32,635	35,850

		131,870

Pharmaceuticals - 1.2%
Hi-Tech Pharmacal	1,200	41,976

Total (Cost $162,448)		173,846

Industrials – 10.9%
Aerospace & Defense - 2.5%
AeroVironment [1]	1,500	32,610
†Astronics Corporation [1]	2,530	57,886

		90,496

Commercial Services & Supplies - 1.4%
Team [1,2]	1,344	51,126

Construction & Engineering - 1.3%
†Layne Christensen [1]	1,900	46,113

Electrical Equipment - 1.0%
†Global Power Equipment Group	2,100	36,015

Machinery - 2.6%
†Sarin Technologies	50,700	41,851
†Sun Hydraulics	2,000	52,160

		94,011

Marine - 1.0%
†Clarkson	1,900	37,603

Professional Services - 1.1%
Acacia Research-Acacia Technologies [1]	1,600	41,040

Total (Cost $385,038)		396,404

Information Technology – 34.8%
Communications Equipment - 2.0%
Oplink Communications [1]	2,382	37,111
Plantronics	1,000	36,870

		73,981

Computers & Peripherals - 5.5%
Logitech International	7,000	52,780
Simplo Technology	6,000	30,306
Super Micro Computer [1]	6,700	68,340
Western Digital [2]	1,100	46,739

		198,165

Electronic Equipment, Instruments & Components - 4.4%
†Cognex Corporation	600	22,092
†DTS [1,2]	2,913	48,647
Hollysys Automation Technologies [1]	3,300	39,171
IPG Photonics	400	26,660
Vishay Intertechnology [1]	2,100	22,323

		158,893

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 49

Schedules of Investments

Royce Select Fund II (continued)

	SHARES	VALUE
Information Technology (continued)
Internet Software & Services - 4.3%
†Bankrate [1,2]	6,100	$75,945
Stamps.com [1]	1,500	37,800
ValueClick [1,2]	2,105	40,858

		154,603

IT Services - 5.0%
†Computer Task Group [1]	3,700	67,451
CSE Global	87,100	56,099
†Total System Services	2,700	57,834

		181,384

Semiconductors & Semiconductor Equipment - 11.2%
Integrated Silicon Solution [1]	3,367	30,303
†Kulicke & Soffa Industries [1]	4,100	49,159
Miraial	1,300	24,488
MKS Instruments	988	25,471
Photronics [1]	13,240	78,910
RDA Microelectronics ADR	5,200	55,900
†Silicon Motion Technology ADR [1]	3,800	54,036
Teradyne [1,2]	5,250	88,673

		406,940

Software - 2.4%
Actuate Corporation [1,2]	8,400	47,040
American Software Cl. A [2]	5,164	40,073

		87,113

Total (Cost $1,140,708)		1,261,079

Materials – 9.1%
Chemicals - 2.3%
†Innophos Holdings	900	41,850
Minerals Technologies	1,000	39,920

		81,770

Metals & Mining - 6.8%
Haynes International	899	46,631
Hochschild Mining	5,800	45,066
Horsehead Holding Corporation [1]	3,800	38,798
Market Vectors Junior Gold Miners ETF [2]	2,500	49,500
†Pan American Silver	1,700	31,841
Seabridge Gold [1,2]	1,900	34,143

		245,979

Total (Cost $291,802)		327,749

Miscellaneous [3] – 2.6%

Total (Cost $89,222)		93,327

TOTAL COMMON STOCKS
(Cost $3,216,874)		3,510,705

REPURCHASE AGREEMENT – 10.3%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $373,002 (collateralized by obligations of various U.S. Government Agencies, 0.75% due 8/15/13, valued at $382,494) (Cost $373,000)		373,000

TOTAL INVESTMENTS – 107.3%
(Cost $3,589,874)		3,883,705

LIABILITIES LESS CASH
AND OTHER ASSETS – (7.3)%		(263,647)

NET ASSETS – 100.0%		$3,620,058

SECURITIES SOLD SHORT
COMMON STOCKS – 5.6%
Diversified Investment Companies – 3.5%
Exchange Traded Funds - 3.5%
ProShares Short MSCI Emerging Markets	300	$8,004
ProShares UltraShort FTSE China 25	2,100	36,918
ProShares UltraShort MSCI Emerging Markets	1,800	38,124
ProShares UltraShort QQQ	1,500	44,475

Total (Proceeds $131,416)		127,521

Energy – 2.1%
Oil, Gas & Consumable Fuels - 2.1%
Direxion Daily Natural Gas Related Bear 3X Shares	2,100	36,330
ProShares UltraShort Oil & Gas	1,800	37,818

Total (Proceeds $72,391)		74,148

FIXED INCOME – 1.3%
Government Bonds – 1.3%
iShares Barclays 20+ Year Treasury Bond Fund	400	48,472

Total (Proceeds $51,827)		48,472

TOTAL SECURITIES SOLD SHORT
(Proceeds $255,634)		$250,141

50 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

Royce Global Select Long/Short Fund

	SHARES	VALUE
COMMON STOCKS – 91.3%

Australia – 1.2%
Medusa Mining	45,000	$259,557

Total (Cost $209,695)		259,557

Austria – 6.2%
Mayr-Melnhof Karton [2]	6,000	643,627
Semperit AG Holding [2]	16,000	659,454

Total (Cost $1,253,023)		1,303,081

Belgium – 1.5%
Sipef	4,000	313,347

Total (Cost $271,698)		313,347

Brazil – 2.8%
†Brasil Brokers Participacoes	100,000	335,234
†Eternit	65,000	259,240

Total (Cost $665,470)		594,474

Canada – 2.3%
Sprott [2]	23,400	93,158
Trican Well Service [2]	30,000	395,697

Total (Cost $657,121)		488,855

China – 1.8%
†Daphne International Holdings	150,000	207,788
E-House China Holdings ADR [2]	43,314	177,587

Total (Cost $427,779)		385,375

Denmark – 1.7%
†SimCorp	1,600	358,163

Total (Cost $273,210)		358,163

Finland – 1.4%
Nokian Renkaat	7,000	281,671

Total (Cost $258,594)		281,671

France – 1.4%
Societe Internationale de Plantations d’Heveas	3,500	286,723

Total (Cost $284,243)		286,723

Germany – 5.4%
Carl Zeiss Meditec [2]	11,500	330,402
Fuchs Petrolub [2]	3,000	210,058
KWS Saat [2]	900	289,303
Pfeiffer Vacuum Technology [2]	2,500	302,724

Total (Cost $589,039)		1,132,487

Hong Kong – 5.5%
†Luk Fook Holdings (International)	100,000	320,908
†Media Chinese International	1,050,000	383,381
Value Partners Group	650,000	436,339

Total (Cost $1,091,086)		1,140,628

India – 2.8%
Graphite India	200,000	304,198
Maharashtra Seamless	55,000	271,186

Total (Cost $790,099)		575,384

Italy – 2.9%
Recordati	67,000	613,856

Total (Cost $518,785)		613,856

Japan – 11.4%
EPS Corporation [2]	100	256,218
FamilyMart [2]	12,000	493,970
†MISUMI Group	10,000	271,382
Moshi Moshi Hotline [2]	15,000	191,186
†Nihon M&A Center	10,000	332,962
Santen Pharmaceutical	10,000	382,866
USS	4,500	466,445

Total (Cost $1,984,980)		2,395,029

Jersey – 1.0%
Randgold Resources ADR [2]	2,000	198,500

Total (Cost $141,021)		198,500

Mexico – 5.2%
Fresnillo [2]	12,500	387,860
Grupo SIMEC Ser. B [1]	75,000	355,090
Industrias Bachoco ADR [2]	12,500	349,000

Total (Cost $857,627)		1,091,950

Norway – 3.0%
Ekornes	22,500	375,211
TGS-NOPEC Geophysical	7,500	245,777

Total (Cost $501,466)		620,988

South Africa – 4.9%
Adcock Ingram Holdings [2]	50,000	318,517
Lewis Group [2]	50,000	407,848
Raubex Group	144,507	289,034

Total (Cost $1,182,618)		1,015,399

South Korea – 2.1%
MegaStudy	6,000	442,242

Total (Cost $737,850)		442,242

Switzerland – 3.4%
Burckhardt Compression Holding [2]	1,000	327,983
Partners Group Holding [2]	1,700	392,651

Total (Cost $383,538)		720,634

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 51

Schedules of Investments

Royce Global Select Long/Short Fund (continued)

	SHARES	VALUE
Turkey – 1.9%
†Koza Altin Isletmeleri	4,000	$96,598
Mardin Cimento Sanayii	100,000	299,356

Total (Cost $527,952)		395,954

United Kingdom – 12.7%
Ashmore Group [2]	103,000	595,579
†Domino Printing Sciences [2]	48,000	455,829
EnQuest [1]	175,000	349,201
Hochschild Mining [2]	55,000	427,353
Jupiter Fund Management	100,000	464,137
Spirax-Sarco Engineering [2]	10,000	375,970

Total (Cost $2,075,692)		2,668,069

United States – 8.8%
†Dolby Laboratories Cl. A [2]	11,000	322,630
GrafTech International [1,2]	30,000	281,700
†Guess? [2]	11,000	269,940
Helmerich & Payne [2]	11,000	616,110
Kennametal [2]	9,000	360,000

Total (Cost $1,905,422)		1,850,380

TOTAL COMMON STOCKS
(Cost $17,588,008)		19,132,746

REPURCHASE AGREEMENT – 16.1%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $3,386,019 (collateralized by obligations of various U.S. Government Agencies, 0.75% due 8/15/13, valued at $3,457,544) (Cost $3,386,000)		3,386,000

TOTAL INVESTMENTS – 107.4%
(Cost $20,974,008)		22,518,746

LIABILITIES LESS CASH
AND OTHER ASSETS – (7.4)%		(1,559,761)

NET ASSETS – 100.0%		$20,958,985

SECURITIES SOLD SHORT
COMMON STOCKS – 30.6%
Argentina – 0.4%
MercadoLibre	1,000	$78,570

Total (Proceeds $73,222)		78,570

Brazil – 0.5%
Petroleo Brasileiro ADR	5,000	97,350

Total (Proceeds $97,187)		97,350

Canada – 2.9%
Goldcorp	3,500	128,450
iShares MSCI Canada Index Fund	11,600	329,440
lululemon athletica	1,800	137,214

Total (Proceeds $575,563)		595,104

Cayman Islands – 0.3%
Herbalife	2,000	65,880

Total (Proceeds $115,219)		65,880

Germany – 0.6%
Deutsche Bank	3,000	132,870

Total (Proceeds $130,434)		132,870

Hong Kong – 1.7%
Focus Media Holding ADR	5,500	141,240
Michael Kors Holdings	4,000	204,120

Total (Proceeds $299,783)		345,360

India – 0.6%
Direxion Daily India Bull 3X Shares	6,500	130,910

Total (Proceeds $124,325)		130,910

Ireland – 1.1%
Accenture Cl. A	3,500	232,750

Total (Proceeds $218,347)		232,750

Japan – 2.7%
Fast Retailing	600	152,384
iShares MSCI Japan Index Fund	42,500	414,375

Total (Proceeds $519,405)		566,759

Switzerland – 0.9%
Compagnie Financiere Richemont Cl. A	2,400	191,912

Total (Proceeds $132,876)		191,912

United States – 16.8%
Brunswick Corporation	6,000	174,540
Conn’s	3,500	107,380
Deluxe Corporation	10,000	322,400
Direxion Daily Energy Bull 3X Shares	5,700	276,678
Direxion Daily Gold Miners Bull 3X Shares	22,500	247,500
Equinix	500	103,100
GNC Holdings Cl. A	5,000	166,400
Monster Beverage	5,000	264,400
NCR Corporation	7,000	178,360
Panera Bread Cl. A	1,200	190,596
ProShares Ultra Basic Materials	6,000	220,080
ProShares Ultra Health Care	5,500	461,065
Simon Property Group	800	126,472
Terex Corporation	6,200	174,282
Toll Brothers	7,000	226,310
United Rentals	6,500	295,880

Total (Proceeds $2,925,168)		3,535,443

52 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Non-Country Specific – 2.1%
Direxion Daily Emerging Markets Bull 3X Shares	4,000	$437,120

Total (Proceeds $349,093)		437,120

TOTAL SECURITIES SOLD SHORT
(Proceeds $5,560,622)		$6,410,028

Royce European Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 95.9%

Austria – 5.3%
Mayr-Melnhof Karton	3,700	$396,903
Semperit AG Holding	10,700	441,010

Total (Cost $880,473)		837,913

Belgium – 3.5%
EVS Broadcast Equipment	2,500	147,490
GIMV	4,129	207,622
Sipef	2,500	195,842

Total (Cost $617,035)		550,954

Denmark – 2.4%
H. Lundbeck	10,000	146,395
SimCorp	1,050	235,045

Total (Cost $326,749)		381,440

Finland – 2.0%
Nokian Renkaat	4,750	191,134
Vaisala Cl. A	5,700	119,727

Total (Cost $393,799)		310,861

France – 16.5%
Altamir Amboise	17,400	170,122
Alten	6,000	206,996
Audika Groupe	14,950	163,376
Beneteau	20,000	217,203
bioMerieux	2,000	193,322
Boiron	7,000	241,477
Manutan International	4,500	199,637
Parrot [1]	7,450	277,522
Piscines Desjoyaux	10,000	75,440
Societe Internationale de Plantations d’Heveas	2,000	163,842
†Stallergenes	3,500	199,314
Vetoquinol	8,700	305,041
Virbac	1,000	197,733

Total (Cost $2,854,456)		2,611,025

Germany – 13.5%
Aixtron	9,000	105,691
Carl Zeiss Meditec	6,900	198,241
Fuchs Petrolub	3,500	245,068
KWS Saat	1,025	329,485
Nemetschek	3,000	132,107
Pfeiffer Vacuum Technology	2,300	278,506
PUMA	900	267,132
Rational	900	259,199
Takkt	23,500	327,171

Total (Cost $1,848,924)		2,142,600

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 53

Schedules of Investments

Royce European Smaller-Companies Fund (continued)

	SHARES	VALUE
Greece – 1.0%
JUMBO	21,000	$166,099

Total (Cost $148,952)		166,099

Italy – 7.0%
Azimut Holding	17,000	245,291
†DiaSorin	8,000	320,894
Geox	60,000	173,495
Recordati	39,800	364,649

Total (Cost $909,925)		1,104,329

Netherlands – 1.6%
ASM International	5,000	183,031
Beter Bed Holding	4,000	70,173

Total (Cost $240,079)		253,204

Norway – 3.1%
Ekornes	18,700	311,842
TGS-NOPEC Geophysical	5,500	180,236

Total (Cost $524,514)		492,078

Poland – 0.9%
†Warsaw Stock Exchange	12,000	150,893

Total (Cost $129,779)		150,893

South Africa – 4.5%
Adcock Ingram Holdings	35,000	222,962
Lewis Group	35,000	285,494
Raubex Group	105,000	210,014

Total (Cost $912,809)		718,470

Spain – 1.7%
Almirall	27,700	272,136

Total (Cost $260,347)		272,136

Sweden – 0.6%
Lundin Petroleum [1]	4,100	94,603

Total (Cost $81,941)		94,603

Switzerland – 12.6%
Bank Sarasin & Co. Cl. B [1]	5,480	159,547
Banque Privee Edmond de Rothschild	5	99,854
Burckhardt Compression Holding	900	295,185
Inficon Holding	700	167,875
Logitech International	22,500	171,548
Partners Group Holding	1,400	323,360
Sika	55	127,469
Sulzer	1,580	250,395
†Tecan Group	900	75,420
VZ Holding	1,950	245,953
†Zehnder Group	1,600	77,655

Total (Cost $1,687,769)		1,994,261

Turkey – 1.5%
†Koza Altin Isletmeleri	2,800	67,618
Mardin Cimento Sanayii	56,000	167,640

Total (Cost $345,360)		235,258

United Kingdom – 18.2%
Ashmore Group	62,400	360,817
†Clarkson	6,000	118,746
Diploma	20,000	179,846
Domino Printing Sciences	20,000	189,929
EnQuest [1]	125,000	249,429
Hochschild Mining	32,500	252,527
Jupiter Fund Management	65,000	301,689
Keller Group	17,500	198,530
†Latchways	5,000	80,880
Michael Page International	20,000	129,173
Rotork	5,950	246,753
Severfield-Rowen	67,500	105,897
Spirax-Sarco Engineering	8,000	300,776
Victrex	6,450	174,073

Total (Cost $2,384,805)		2,889,065

TOTAL COMMON STOCKS
(Cost $14,547,716)		15,205,189

REPURCHASE AGREEMENT – 3.5%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $556,003 (collateralized by obligations of various U.S. Government Agencies, 0.30% due 12/4/13, valued at $570,772) (Cost $556,000)		556,000

TOTAL INVESTMENTS – 99.4%
(Cost $15,103,716)		15,761,189

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.6%		93,015

NET ASSETS – 100.0%		$15,854,204

54 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

Royce Enterprise Select Fund

	SHARES	VALUE

COMMON STOCKS – 81.5%

Consumer Discretionary – 13.3%
Automobiles - 1.0%
Thor Industries	340	$12,726

Distributors - 0.6%
†Genuine Parts	120	7,630

Household Durables - 4.9%
Garmin	900	36,738
Mohawk Industries [1]	305	27,593

		64,331

Multiline Retail - 1.2%
Dollar Tree [1]	400	16,224

Specialty Retail - 4.6%
Advance Auto Parts	179	12,951
Ascena Retail Group [1]	800	14,792
Monro Muffler Brake	300	10,491
†Signet Jewelers	290	15,486
Tiffany & Co.	100	5,734

		59,454

Textiles, Apparel & Luxury Goods - 1.0%
Gildan Activewear	345	12,620

Total (Cost $159,805)		172,985

Energy – 2.3%
Energy Equipment & Services - 2.3%
C&J Energy Services [1]	100	2,144
Helmerich & Payne	100	5,601
†Pason Systems	900	15,517
Trican Well Service	550	7,255

Total (Cost $30,272)		30,517

Financials – 13.9%
Capital Markets - 1.3%
Affiliated Managers Group [1]	130	16,919

Diversified Financial Services - 5.6%
Leucadia National	1,550	36,875
Moody’s Corporation	710	35,727

		72,602

Insurance - 4.4%
Alleghany Corporation [1]	146	48,971
Berkley (W.R.)	200	7,548

		56,519

Real Estate Management & Development - 2.6%
Jones Lang LaSalle	320	26,861
†Kennedy-Wilson Holdings	513	7,172

		34,033

Total (Cost $159,606)		180,073

Health Care – 9.7%
Biotechnology - 2.3%
†Myriad Genetics [1]	1,100	29,975

Health Care Equipment & Supplies - 1.7%
†Analogic Corporation	186	13,820
C.R. Bard	80	7,819

		21,639

Health Care Providers & Services - 2.1%
Schein (Henry) [1,2]	340	27,356

Life Sciences Tools & Services - 3.0%
PerkinElmer	1,240	39,358

Pharmaceuticals - 0.6%
†Perrigo Company	72	7,490

Total (Cost $106,874)		125,818

Industrials – 18.2%
Air Freight & Logistics - 1.6%
Expeditors International of Washington	520	20,566

Commercial Services & Supplies - 2.0%
Cintas Corporation	500	20,450
Copart [1]	215	6,342

		26,792

Electrical Equipment - 0.3%
Franklin Electric	60	3,730

Industrial Conglomerates - 0.6%
†Standex International	150	7,694

Machinery - 7.5%
†Crane Company	220	10,182
Kennametal	820	32,800
Valmont Industries	230	31,406
Wabtec Corporation	260	22,760

		97,148

Marine - 1.3%
Kirby Corporation [1]	275	17,020

Professional Services - 4.9%
Equifax	270	14,612
ManpowerGroup	550	23,342
Towers Watson & Company Cl. A	450	25,295

		63,249

Total (Cost $217,317)		236,199

Information Technology – 11.2%
Computers & Peripherals - 1.0%
Western Digital	300	12,747

Electronic Equipment, Instruments & Components - 4.8%
AVX Corporation	1,703	18,358
Coherent	430	21,767
FLIR Systems	700	15,617
Trimble Navigation [1]	100	5,978

		61,720

IT Services - 1.4%
Fiserv [1]	180	14,226
†Gartner [1]	100	4,602

		18,828

Semiconductors & Semiconductor Equipment - 4.0%
Analog Devices	620	26,077

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 55

Schedules of Investments

Royce Enterprise Select Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Teradyne [1]	1,510	$25,504

		51,581

Total (Cost $127,762)		144,876

Materials – 10.2%
Chemicals - 4.2%
Albemarle Corporation	100	6,212
Cabot Corporation	830	33,026
Sigma-Aldrich Corporation	206	15,157

		54,395

Metals & Mining - 4.1%
Globe Specialty Metals	500	6,875
Pan American Silver	720	13,486
Reliance Steel & Aluminum	530	32,913

		53,274

Paper & Forest Products - 1.9%
Stella-Jones	320	24,652

Total (Cost $114,647)		132,321

Utilities – 1.4%
Gas Utilities - 1.4%
UGI Corporation [2]	540	17,663

Total (Cost $13,917)		17,663

Miscellaneous [3] – 1.3%
Total (Cost $17,346)		17,363

TOTAL COMMON STOCKS
(Cost $947,546)		1,057,815

REPURCHASE AGREEMENT – 18.7%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $243,001 (collateralized by obligations of various U.S. Government Agencies, 0.30% due 12/4/13, valued at $250,339) (Cost $243,000)		243,000

TOTAL INVESTMENTS – 100.2%
(Cost $1,190,546)		1,300,815

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.2)%		(2,092)

NET ASSETS – 100.0%		$1,298,723

Royce SMid-Cap Value Fund

	SHARES	VALUE
COMMON STOCKS – 92.6%

Consumer Discretionary – 10.4%
Auto Components - 1.7%
Autoliv	2,900	$195,431

Automobiles - 1.0%
Thor Industries	2,900	108,547

Household Durables - 2.6%
Garmin	7,000	285,740

Multiline Retail - 1.3%
Dollar Tree [1]	3,500	141,960

Specialty Retail - 3.3%
Ascena Retail Group [1]	12,200	225,578
†Signet Jewelers	2,720	145,248

		370,826

Textiles, Apparel & Luxury Goods - 0.5%
Gildan Activewear	1,600	58,528

Total (Cost $1,074,752)		1,161,032

Consumer Staples – 0.7%
Food Products - 0.7%
Sanderson Farms	1,700	80,835

Total (Cost $90,213)		80,835

Energy – 12.1%
Energy Equipment & Services - 12.1%
C&J Energy Services [1]	11,400	244,416
Helmerich & Payne	7,000	392,070
Pason Systems	17,800	306,896
Trican Well Service	22,200	292,816
Unit Corporation [1]	2,600	117,130

Total (Cost $1,416,937)		1,353,328

Financials – 13.9%
Capital Markets - 10.2%
Affiliated Managers Group [1]	1,800	234,270
Ashmore Group	51,600	298,368
Partners Group Holding	800	184,777
Sprott	39,700	158,050
Value Partners Group	384,000	257,775

		1,133,240

Diversified Financial Services - 1.7%
Leucadia National	7,900	187,941

Real Estate Management & Development - 2.0%
Jones Lang LaSalle	1,630	136,822
†Kennedy-Wilson Holdings	6,100	85,278

		222,100

Total (Cost $1,527,625)		1,543,281

Health Care – 3.6%
Biotechnology - 2.5%
Myriad Genetics [1]	10,400	283,400

56 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Health Care (continued)
Health Care Providers & Services - 1.1%
Schein (Henry) [1]	1,500	$120,690

Total (Cost $362,163)		404,090

Industrials – 15.7%
Construction & Engineering - 2.6%
Jacobs Engineering Group [1]	6,700	285,219

Machinery - 10.0%
Kennametal	6,100	244,000
Lincoln Electric Holdings	1,900	92,492
Semperit AG Holding	9,500	391,551
Valmont Industries	1,925	262,859
†Wabtec Corporation	1,400	122,556

		1,113,458

Marine - 1.2%
Kirby Corporation [1]	2,200	136,158

Professional Services - 1.9%
ManpowerGroup	2,600	110,344
Towers Watson & Company Cl. A	1,800	101,178

		211,522

Total (Cost $1,638,541)		1,746,357

Information Technology – 15.6%
Computers & Peripherals - 5.1%
SanDisk Corporation [1]	3,700	161,172
Western Digital	9,400	399,406

		560,578

Electronic Equipment, Instruments & Components - 0.7%
AVX Corporation	7,100	76,538

Semiconductors & Semiconductor Equipment - 8.4%
Analog Devices	8,500	357,510
International Rectifier [1]	8,142	144,358
†LSI Corporation [1]	12,500	88,500
Teradyne [1]	20,650	348,778

		939,146

Software - 1.4%
†SimCorp	700	156,697

Total (Cost $1,678,242)		1,732,959

Materials – 20.6%
Chemicals - 4.3%
Cabot Corporation	3,400	135,286
Westlake Chemical	4,300	340,990

		476,276

Metals & Mining - 14.2%
†Alamos Gold	5,700	99,995
Allied Nevada Gold [1]	5,600	168,728
Globe Specialty Metals	22,100	303,875
Hochschild Mining	21,300	165,502
†Kirkland Lake Gold [1]	8,500	49,990
Pan American Silver	14,700	275,331
†Pretium Resources [1]	11,800	155,878
Reliance Steel & Aluminum	5,900	366,390

		1,585,689

Paper & Forest Products - 2.1%
Stella-Jones	3,025	233,041

Total (Cost $2,290,901)		2,295,006

TOTAL COMMON STOCKS
(Cost $10,079,374)		10,316,888

REPURCHASE AGREEMENT – 7.8%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $867,005 (collateralized by obligations of various U.S. Government Agencies, 0.30% due 12/4/13, valued at $886,199) (Cost $867,000)		867,000

TOTAL INVESTMENTS – 100.4%
(Cost $10,946,374)		11,183,888

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.4)%		(43,447)

NET ASSETS – 100.0%		$11,140,441

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 57

Schedules of Investments

Royce Focus Value Fund

	SHARES	VALUE
COMMON STOCKS – 96.1%

Consumer Discretionary – 6.4%
Automobiles - 1.3%
Thor Industries	3,000	$112,290

Household Durables - 1.4%
†Garmin	3,000	122,460

Specialty Retail - 3.7%
Buckle (The)	3,500	156,240
GameStop Corporation Cl. A	7,000	175,630

		331,870

Total (Cost $477,275)		566,620

Consumer Staples – 4.9%
Food Products - 3.4%
Cal-Maine Foods	2,000	80,440
Industrias Bachoco ADR	4,500	125,640
Sanderson Farms	2,000	95,100

		301,180

Personal Products - 1.5%
†Nu Skin Enterprises Cl. A	3,500	129,675

Total (Cost $366,150)		430,855

Energy – 14.6%
Energy Equipment & Services - 10.0%
†C&J Energy Services [1]	6,000	128,640
Helmerich & Payne	4,500	252,045
Pason Systems	13,500	232,758
Trican Well Service	14,000	184,659
Unit Corporation [1]	2,000	90,100

		888,202

Oil, Gas & Consumable Fuels - 4.6%
†Africa Oil [1]	15,000	105,409
Exxon Mobil	3,500	302,925

		408,334

Total (Cost $1,018,872)		1,296,536

Financials – 16.8%
Capital Markets - 11.5%
Affiliated Managers Group [1]	1,000	130,150
Ashmore Group	30,000	173,470
Franklin Resources	2,500	314,250
Partners Group Holding	600	138,583
Sprott	25,000	99,527
Value Partners Group	250,000	167,823

		1,023,803

Insurance - 3.6%
Berkshire Hathaway Cl. B [1]	3,500	313,950

Real Estate Management & Development - 1.7%
Kennedy-Wilson Holdings	11,000	153,780

Total (Cost $1,113,300)		1,491,533

Health Care – 2.1%
Biotechnology - 2.1%
Myriad Genetics [1]	7,000	190,750

Total (Cost $153,981)		190,750

Industrials – 4.9%
Construction & Engineering - 1.9%
Jacobs Engineering Group [1]	4,000	170,280

Machinery - 1.1%
†Lincoln Electric Holdings	2,000	97,360

Road & Rail - 1.9%
Patriot Transportation Holding [1]	6,000	170,580

Total (Cost $408,371)		438,220

Information Technology – 21.7%
Computers & Peripherals - 8.1%
Apple	500	266,515
SanDisk Corporation [1]	3,000	130,680
Western Digital	7,500	318,675

		715,870

Semiconductors & Semiconductor Equipment - 9.3%
Analog Devices	7,500	315,450
MKS Instruments	8,000	206,240
Teradyne [1]	12,000	202,680
Veeco Instruments [1]	3,500	103,320

		827,690

Software - 4.3%
Microsoft Corporation	10,000	267,300
†SimCorp	500	111,926

		379,226

Total (Cost $1,636,477)		1,922,786

Materials – 24.7%
Chemicals - 4.6%
LSB Industries [1]	3,500	123,970
Mosaic Company (The)	5,000	283,150

		407,120

Metals & Mining - 20.1%
Allied Nevada Gold [1]	6,500	195,845
Fresnillo	4,000	124,115
Globe Specialty Metals	11,700	160,875
Major Drilling Group International	12,500	123,153
Newmont Mining	4,500	208,980
Nucor Corporation	3,000	129,540
Pan American Silver	11,200	209,776
†Pretium Resources [1]	12,000	158,520
Reliance Steel & Aluminum	3,500	217,350
Schnitzer Steel Industries Cl. A	4,000	121,320
Seabridge Gold [1]	7,500	134,775

		1,784,249

Total (Cost $2,105,432)		2,191,369

TOTAL COMMON STOCKS
(Cost $7,279,858)		8,528,669

58 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
FIXED INCOME – 1.2%
Government Bonds – 1.2%
ProShares UltraShort 20+ Year Treasury [1]	1,750	$111,037

TOTAL FIXED INCOME
(Cost $185,658)		111,037

REPURCHASE AGREEMENT – 2.9%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $257,001 (collateralized by obligations of various U.S. Government Agencies, 0.75% due 8/15/13, valued at $266,739) (Cost $257,000)		257,000

TOTAL INVESTMENTS – 100.2%
(Cost $7,722,516)		8,896,706

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.2)%		(21,763)

NET ASSETS – 100.0%		$8,874,943

Royce Partners Fund

	SHARES	VALUE
COMMON STOCKS – 97.5%

Consumer Discretionary – 6.1%
Household Durables - 2.9%
Hunter Douglas	400	$15,542
NVR [1]	50	46,000

		61,542

Media - 1.8%
Morningstar	600	37,698

Specialty Retail - 1.4%
†Tiffany & Co.	500	28,670

Total (Cost $94,454)		127,910

Energy – 6.0%
Energy Equipment & Services - 6.0%
Ensco Cl. A	1,000	59,280
Schlumberger	360	24,944
†Tidewater	900	40,212

Total (Cost $114,969)		124,436

Financials – 32.4%
Capital Markets - 24.5%
AllianceBernstein Holding L.P.	2,500	43,575
Artio Global Investors Cl. A	1,400	2,660
Ashmore Group	8,000	46,259
Bank of New York Mellon (The)	1,700	43,690
Citadel Capital [1]	16,000	9,711
†Coronation Fund Managers	5,300	24,831
Egyptian Financial Group-Hermes Holding Company [1]	4,375	7,581
Jupiter Fund Management	8,800	40,844
†KKR & Co. L.P.	1,300	19,799
Northern Trust	1,000	50,160
SEI Investments	2,000	46,680
SHUAA Capital [1]	100,000	14,956
State Street	1,100	51,711
Value Partners Group	110,000	73,842
†WisdomTree Investments [1]	5,600	34,272

		510,571

Diversified Financial Services - 3.2%
Moody’s Corporation	1,300	65,416

Insurance - 3.1%
E-L Financial	60	26,239
Marsh & McLennan	1,100	37,917

		64,156

Real Estate Management & Development - 1.6%
†Jones Lang LaSalle	400	33,576

Total (Cost $628,417)		673,719

Health Care – 1.8%
Biotechnology - 1.4%
†Myriad Genetics [1]	1,100	29,975

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 59

Schedules of Investments

Royce Partners Fund (continued)

	SHARES	VALUE
Health Care (continued)
Pharmaceuticals - 0.4%
Adcock Ingram Holdings	1,300	$8,281

Total (Cost $40,167)		38,256

Industrials – 26.8%
Air Freight & Logistics - 0.9%
Expeditors International of Washington	500	19,775

Commercial Services & Supplies - 2.4%
Brink’s Company (The)	1,100	31,383
Ritchie Bros. Auctioneers	900	18,801

		50,184

Construction & Engineering - 2.3%
Fluor Corporation	800	46,992

Electrical Equipment - 0.9%
GrafTech International [1]	2,050	19,249

Machinery - 7.6%
Foster (L.B.) Company	800	34,752
Graco	1,000	51,490
Spirax-Sarco Engineering	800	30,078
Valmont Industries	300	40,965

		157,285

Professional Services - 7.9%
Advisory Board (The) [1]	1,000	46,790
ManpowerGroup	700	29,708
Towers Watson & Company Cl. A	700	39,347
Verisk Analytics Cl. A [1]	970	49,470

		165,315

Road & Rail - 3.7%
Landstar System	800	41,968
Patriot Transportation Holding [1]	1,200	34,116

		76,084

Trading Companies & Distributors - 1.1%
Air Lease Cl. A [1]	1,100	23,650

Total (Cost $441,460)		558,534

Information Technology – 11.9%
Electronic Equipment, Instruments & Components - 5.2%
Amphenol Corporation Cl. A	300	19,410
Anixter International	500	31,990
†FARO Technologies [1]	600	21,408
IPG Photonics	550	36,658

		109,466

IT Services - 3.7%
MasterCard Cl. A	100	49,128
MoneyGram International [1]	2,100	27,909

		77,037

Office Electronics - 2.1%
†Zebra Technologies Cl. A [1]	1,100	43,208

Software - 0.9%
Microsoft Corporation	700	18,711

Total (Cost $197,080)		248,422

Materials – 12.5%
Chemicals - 3.2%
Airgas	400	36,516
Sigma-Aldrich Corporation	400	29,432

		65,948

Containers & Packaging - 4.9%
Greif Cl. A	1,100	48,950
Mayr-Melnhof Karton	500	53,636

		102,586

Metals & Mining - 4.4%
†Gold Fields ADR	3,800	47,462
†Reliance Steel & Aluminum	700	43,470

		90,932

Total (Cost $249,608)		259,466

TOTAL COMMON STOCKS
(Cost $1,766,155)		2,030,743

REPURCHASE AGREEMENT – 7.8%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $162,001 (collateralized by obligations of various U.S. Government Agencies, 0.75% due 8/15/13, valued at $166,083) (Cost $162,000)		162,000

TOTAL INVESTMENTS – 105.3%
(Cost $1,928,155)		2,192,743

LIABILITIES LESS CASH
AND OTHER ASSETS – (5.3)%		(109,694)

NET ASSETS – 100.0%		$2,083,049

60 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

Royce Opportunity Select Fund

	SHARES	VALUE
COMMON STOCKS – 91.0%

Consumer Discretionary – 14.5%
Hotels, Restaurants & Leisure - 1.3%
Orient-Express Hotels Cl. A [1]	3,500	$40,915

Household Durables - 5.9%
Furniture Brands International [1]	16,000	16,960
Harman International Industries [2]	900	40,176
Hovnanian Enterprises Cl. A [1]	2,000	14,000
M.D.C. Holdings	1,000	36,760
Standard Pacific [1,2]	11,200	82,320

		190,216

Leisure Equipment & Products - 0.8%
Callaway Golf [2]	4,000	26,000

Media - 1.0%
†Acquity Group ADR [1]	4,000	30,840

Specialty Retail - 2.9%
Lithia Motors Cl. A	1,200	44,904
†Zumiez [1]	2,500	48,525

		93,429

Textiles, Apparel & Luxury Goods - 2.6%
Delta Apparel [1,2]	1,900	26,562
Quiksilver [1]	13,000	55,250

		81,812

Total (Cost $351,118)		463,212

Energy – 12.1%
Energy Equipment & Services - 8.1%
Hercules Offshore [1]	11,000	67,980
Key Energy Services [1]	6,600	45,870
†Natural Gas Services Group [1]	1,700	27,914
Newpark Resources [1]	9,000	70,650
†Patterson-UTI Energy	2,600	48,438

		260,852

Oil, Gas & Consumable Fuels - 4.0%
Goodrich Petroleum [1]	3,000	27,960
Scorpio Tankers [1]	6,500	46,215
SM Energy [2]	400	20,884
StealthGas [1]	4,000	31,720

		126,779

Total (Cost $321,160)		387,631

Financials – 9.4%
Real Estate Investment Trusts (REITs) - 4.7%
LaSalle Hotel Properties [2]	2,000	50,780
PennyMac Mortgage Investment Trust	2,600	65,754
RAIT Financial Trust	6,000	33,900

		150,434

Thrifts & Mortgage Finance - 4.7%
†BofI Holding [1]	3,000	83,610
Radian Group [2]	11,000	67,210

		150,820

Total (Cost $268,199)		301,254

Industrials – 15.5%
Aerospace & Defense - 2.3%
†Kratos Defense & Security Solutions [1]	14,500	72,935

Air Freight & Logistics - 1.4%
†XPO Logistics [1]	2,500	43,450

Building Products - 4.0%
Ameresco Cl. A [1,2]	3,500	34,335
Apogee Enterprises [2]	1,000	23,970
†Builders FirstSource [1]	12,500	69,750

		128,055

Construction & Engineering - 0.7%
Northwest Pipe [1,2]	1,000	23,860

Machinery - 4.7%
Commercial Vehicle Group [1]	3,100	25,451
Flow International [1,2]	4,500	15,750
Hardinge	2,000	19,880
Meritor [1]	7,000	33,110
Mueller Water Products Cl. A	10,000	56,100

		150,291

Road & Rail - 0.6%
Swift Transportation [1,2]	2,000	18,240

Trading Companies & Distributors - 1.8%
†United Rentals [1]	1,300	59,176

Total (Cost $430,997)		496,007

Information Technology – 27.8%
Communications Equipment - 1.0%
Oclaro [1]	7,500	11,775
Westell Technologies Cl. A [1]	11,000	20,350

		32,125

Computers & Peripherals - 0.9%
†Datalink Corporation [1]	3,200	27,360

Electronic Equipment, Instruments & Components - 2.7%
†Audience [1]	3,000	31,170
Newport Corporation [1]	4,200	56,490

		87,660

IT Services - 0.8%
†Online Resources [1]	11,400	25,878

Semiconductors & Semiconductor Equipment - 17.4%
Alpha & Omega Semiconductor [1,2]	4,500	37,800
AXT [1]	3,000	8,430
†Exar Corporation [1,2]	11,000	97,900
Inphi Corporation [1]	3,000	28,740
Integrated Silicon Solution [1]	2,500	22,500
Kulicke & Soffa Industries [1]	3,500	41,965
MEMC Electronic Materials [1]	12,500	40,125
†NeoPhotonics Corporation [1]	8,800	50,512
†OmniVision Technologies [1]	1,900	26,752
Rudolph Technologies [1]	4,000	53,800
†SunPower Corporation [1]	5,000	28,100
TriQuint Semiconductor [1]	9,200	44,528
Ultratech [1]	2,000	74,600

		555,752

Software - 5.0%
Aspen Technology [1]	1,500	41,460
Bottomline Technologies [1]	2,100	55,419
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 61

Schedules of Investments

Royce Opportunity Select Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Software (continued)
†Ellie Mae [1]	2,300	$63,825

		160,704

Total (Cost $777,305)		889,479

Materials – 8.6%
Chemicals - 2.0%
Ferro Corporation [1]	5,000	20,900
OM Group [1]	1,900	42,180

		63,080

Metals & Mining - 6.6%
Century Aluminum [1]	4,000	35,040
RTI International Metals [1,2]	1,500	41,340
†US Silica Holdings	4,700	78,631
†Walter Energy	1,600	57,408

		212,419

Total (Cost $255,998)		275,499

Miscellaneous [3] – 3.1%
Total (Cost $94,990)		96,945

TOTAL COMMON STOCKS
(Cost $2,499,767)		2,910,027

REPURCHASE AGREEMENT – 10.1%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $325,002 (collateralized by obligations of various U.S. Government Agencies, 0.75% due 8/15/13, valued at $332,166) (Cost $325,000)		325,000

TOTAL INVESTMENTS – 101.1%
(Cost $2,824,767)		3,235,027

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.1)%		(36,624)

NET ASSETS – 100.0%		$3,198,403

SECURITIES SOLD SHORT
COMMON STOCKS – 10.8%
Consumer Discretionary – 2.8%
Hotels, Restaurants & Leisure - 0.4%
Bravo Brio Restaurant Group	1,000	$13,430

Specialty Retail - 2.4%
ANN	1,000	33,840
Chico’s FAS	500	9,230
Rent-A-Center	1,000	34,360

		77,430

Total (Proceeds $92,461)		90,860

Consumer Staples – 2.6%
Food & Staples Retailing - 2.6%
Fresh Market	1,700	81,753

Total (Proceeds $83,432)		81,753

Industrials – 1.9%
Air Freight & Logistics - 1.4%
Atlas Air Worldwide Holdings	1,000	44,310

Airlines - 0.5%
Spirit Airlines	1,000	17,720

Total (Proceeds $61,947)		62,030

Information Technology – 0.8%
Internet Software & Services - 0.8%
Stamps.com	1,000	25,200

Total (Proceeds $25,786)		25,200

Materials – 2.7%
Chemicals - 2.1%
Cabot Corporation	1,000	39,790
Koppers Holdings	700	26,705

		66,495

Metals & Mining - 0.6%
Worthington Industries	700	18,193

Total (Proceeds $76,547)		84,688

TOTAL SECURITIES SOLD SHORT
(Proceeds $340,173)		$344,531

62 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

Royce Global Dividend Value Fund

	SHARES	VALUE
COMMON STOCKS – 98.0%

Australia – 1.0%
Cochlear	300	$24,819
Medusa Mining	8,000	46,143

Total (Cost $83,001)		70,962

Austria – 2.1%
Mayr-Melnhof Karton	800	85,817
Semperit AG Holding	1,300	53,581

Total (Cost $161,092)		139,398

Belgium – 1.6%
EVS Broadcast Equipment	600	35,397
Sipef	600	47,002
†Van de Velde	600	27,134

Total (Cost $120,845)		109,533

Bermuda – 1.0%
†Lazard Cl. A	2,160	64,454

Total (Cost $64,117)		64,454

Brazil – 1.5%
Eternit	8,000	31,907
†Fleury	1,700	19,164
Grendene	6,500	52,673

Total (Cost $102,560)		103,744

Canada – 4.3%
Canadian Energy Services & Technology	1,200	12,788
E-L Financial	40	17,493
Major Drilling Group International	6,600	65,025
Pan American Silver	1,600	29,968
Pason Systems	1,500	25,862
ShawCor Cl. A	450	17,639
Sprott	15,000	59,716
Stella-Jones	400	30,815
Trican Well Service	2,000	26,380

Total (Cost $347,061)		285,686

China – 2.1%
Anta Sports Products	30,000	26,820
Daphne International Holdings	45,000	62,336
E-House China Holdings ADR	7,000	28,700
†Pacific Online	70,000	24,820

Total (Cost $162,723)		142,676

Cyprus – 0.6%
Globaltrans Investment GDR	2,500	41,781

Total (Cost $33,391)		41,781

Denmark – 2.0%
H. Lundbeck	2,000	29,279
†Pandora	1,300	28,645
SimCorp	350	78,348

Total (Cost $110,317)		136,272

Egypt – 0.6%
Egyptian Financial Group-Hermes Holding
Company [1]	21,875	37,903

Total (Cost $61,534)		37,903

Finland – 1.8%
Marimekko	1,500	28,337
Nokian Renkaat	700	28,167
Ponsse	4,500	35,434
Vaisala Cl. A	1,500	31,507

Total (Cost $158,314)		123,445

France – 4.7%
Alten	1,500	51,749
Audika Groupe	2,500	27,321
bioMerieux	400	38,664
†Boiron	1,000	34,497
Manutan International	800	35,491
Piscines Desjoyaux	3,000	22,632
Societe Internationale de Plantations d’Heveas	750	61,441
Vetoquinol	1,200	42,074

Total (Cost $369,509)		313,869

Germany – 6.9%
Carl Zeiss Meditec	1,875	53,870
Fielmann	200	19,271
Fuchs Petrolub	960	67,218
KWS Saat	75	24,109
Nemetschek	1,430	62,971
Pfeiffer Vacuum Technology	580	70,232
PUMA	145	43,038
Rational	160	46,080
STRATEC Biomedical	500	24,962
Takkt	3,500	48,728

Total (Cost $406,601)		460,479

Hong Kong – 7.3%
Arts Optical International Holdings	76,000	19,905
Asian Citrus Holdings	40,000	19,030
†Le Saunda Holdings	72,000	23,866
Lung Kee (Bermuda) Holdings	76,000	27,925
†Media Chinese International	55,000	20,082
Midland Holdings	60,000	29,136
New World Department Store China	65,000	42,312
Pacific Textiles Holdings	50,000	45,239
Pico Far East Holdings	85,000	25,400
Stella International Holdings	10,000	27,108
†Television Broadcasts	3,000	22,519
Texwinca Holdings	50,000	47,754
Value Partners Group	95,000	63,773
Win Hanverky Holdings	276,000	28,644

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 63

Schedules of Investments

Royce Global Dividend Value Fund (continued)

	SHARES	VALUE
Hong Kong (continued)
Xtep International Holdings	105,000	$45,438

Total (Cost $552,681)		488,131

Indonesia – 0.8%
Selamat Sempurna	200,000	52,280

Total (Cost $27,572)		52,280

Italy – 1.3%
DiaSorin	1,000	40,112
Recordati	5,200	47,642

Total (Cost $92,855)		87,754

Japan – 10.1%
BML	1,600	39,053
†Dr.Ci:Labo	12	37,445
EPS Corporation	20	51,243
FamilyMart	1,600	65,863
Hisamitsu Pharmaceutical	600	29,750
†Hogy Medical	500	23,814
†Mandom Corporation	700	19,270
†Miraial	1,500	28,256
†MISUMI Group	1,500	40,707
Moshi Moshi Hotline	4,000	50,983
Nihon Kohden	1,200	36,385
†Nihon M&A Center	1,500	49,944
Santen Pharmaceutical	1,800	68,916
Shimano	800	51,010
TOTO	2,000	15,023
USS	700	72,558

Total (Cost $585,555)		680,220

Jersey – 1.6%
Randgold Resources ADR	1,100	109,175

Total (Cost $95,636)		109,175

Lebanon – 0.2%
BLOM Bank GDR	1,600	12,640

Total (Cost $16,017)		12,640

Malaysia – 1.1%
CB Industrial Product Holding	40,000	35,811
Padini Holdings	60,000	36,450

Total (Cost $51,569)		72,261

Mexico – 2.0%
Bolsa Mexicana de Valores	21,200	53,466
Grupo Herdez	17,500	53,801
Industrias Bachoco ADR	1,100	30,712

Total (Cost $99,656)		137,979

Netherlands – 0.7%
Beter Bed Holding	1,500	26,315
Hunter Douglas	500	19,428

Total (Cost $45,471)		45,743

Norway – 2.0%
Ekornes	4,200	70,039
TGS-NOPEC Geophysical	2,000	65,541

Total (Cost $138,843)		135,580

Poland – 1.1%
Warsaw Stock Exchange	6,000	75,446

Total (Cost $88,081)		75,446

Singapore – 2.3%
ARA Asset Management	35,500	47,370
Armstrong Industrial	90,000	19,412
Broadway Industrial Group	90,000	22,965
†ComfortDelGro Corporation	21,000	30,778
SATS	6,600	15,703
Singapore Exchange	2,900	16,813

Total (Cost $162,437)		153,041

South Africa – 3.9%
Adcock Ingram Holdings	9,800	62,429
ADvTECH	45,000	32,981
†Coronation Fund Managers	9,200	43,104
†JSE	4,000	36,876
Lewis Group	4,500	36,706
Raubex Group	25,000	50,003

Total (Cost $291,773)		262,099

South Korea – 3.1%
Bukwang Pharmaceutical	1,653	21,798
Green Cross	300	38,867
†GS Home Shopping	300	42,730
MegaStudy	910	67,073
Sung Kwang Bend	1,500	34,681

Total (Cost $211,910)		205,149

Spain – 0.2%
Bolsas y Mercados Espanoles	600	14,503

Total (Cost $17,729)		14,503

Switzerland – 8.9%
Belimo Holding	15	29,013
Burckhardt Compression Holding	200	65,597
Coltene Holding	1,200	40,376
Inficon Holding	250	59,955
†Kaba Holding	100	42,392
LEM Holding	104	57,400
Partners Group Holding	190	43,885
Sika	23	53,305
Straumann Holding	250	30,900
Sulzer	400	63,391

64 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Switzerland (continued)
†Tecan Group	300	$25,140
VZ Holding	500	63,065
†Zehnder Group	500	24,267

Total (Cost $577,593)		598,686

Thailand – 0.2%
Hana Microelectronics	18,000	13,450

Total (Cost $15,020)		13,450

Turkey – 1.3%
†Koza Altin Isletmeleri	1,100	26,564
Mardin Cimento Sanayii	19,500	58,375

Total (Cost $101,697)		84,939

United Kingdom – 9.0%
Ashmore Group	10,200	58,980
†Clarkson	2,000	39,582
Close Brothers Group	1,200	16,850
De La Rue	1,200	17,712
Diploma	4,100	36,869
Domino Printing Sciences	4,000	37,986
Hochschild Mining	7,500	58,275
†Investec	5,000	34,055
Jupiter Fund Management	22,500	104,431
†Latchways	1,200	19,411
Michael Page International	3,500	22,605
†Oxford Instruments	1,500	35,074
Rathbone Brothers	700	14,783
†RIT Capital Partners	1,700	31,284
Severfield-Rowen	10,200	16,002
Spirax-Sarco Engineering	1,500	56,396

Total (Cost $578,545)		600,295

United States – 10.7%
Apollo Global Management LLC Cl. A	3,200	55,552
†Cascade Corporation	500	32,150
†Compass Minerals International	400	29,884
†Dynamic Materials	1,800	25,020
Expeditors International of Washington	1,200	47,460
†FLIR Systems	1,650	36,811
Greif Cl. A	1,100	48,950
Harman International Industries	800	35,712
†Hecla Mining	9,000	52,470
Invesco	2,900	75,661
KBR	2,600	77,792
Sims Metal Management ADR	4,500	44,370
†Tidewater	1,800	80,424
WaterFurnace Renewable Energy	1,000	14,517
†Western Digital	1,400	59,486

Total (Cost $701,128)		716,259

TOTAL COMMON STOCKS
(Cost $6,632,833)		6,575,832

REPURCHASE AGREEMENT – 2.6%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $175,001 (collateralized by obligations of various U.S. Government Agencies, 0.75% due 8/15/13, valued at $181,181) (Cost $175,000)		175,000

TOTAL INVESTMENTS – 100.6%
(Cost $6,807,833)		6,750,832

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.6)%		(42,664)

NET ASSETS – 100.0%		$6,708,168

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 65

Schedules of Investments

Royce International Micro-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 94.5%

Australia – 4.5%
Evolution Mining [1]	30,000	$54,344
Imdex	25,000	44,682
Kingsrose Mining	35,000	30,922
TFS Corporation [1]	90,000	41,909
Troy Resources	9,711	37,027

Total (Cost $245,960)		208,884

Austria – 1.5%
†Semperit AG Holding	1,700	70,067

Total (Cost $61,718)		70,067

Belgium – 1.0%
†EVS Broadcast Equipment	800	47,197

Total (Cost $36,323)		47,197

Bermuda – 0.8%
Northern Offshore	20,000	35,893

Total (Cost $39,962)		35,893

Brazil – 2.2%
†Brasil Brokers Participacoes	15,000	50,285
Eternit	12,500	49,854

Total (Cost $112,584)		100,139

Canada – 3.5%
Alexco Resource [1]	5,500	19,635
Goldgroup Mining [1]	41,000	15,457
†IROC Energy Services	9,500	21,393
†Major Drilling Group International	4,000	39,409
Sprott Resource	5,000	21,866
Total Energy Services	3,000	45,210

Total (Cost $203,329)		162,970

China – 1.4%
E-House China Holdings ADR	8,000	32,800
†Pacific Online	80,000	28,366
Qunxing Paper Holdings [4]	41,000	2,184

Total (Cost $76,879)		63,350

Denmark – 1.0%
†SimCorp	200	44,770

Total (Cost $32,266)		44,770

Finland – 0.8%
Ponsse	4,500	35,434

Total (Cost $42,291)		35,434

France – 11.2%
Altamir Amboise	4,500	43,997
Audika Groupe	4,500	49,177
†Boiron	600	20,698
Exel Industries	600	29,992
†Foraco International	12,000	29,074
Manutan International	1,400	62,109
Neurones	4,500	49,418
Parrot [1]	1,500	55,877
Piscines Desjoyaux	3,500	26,404
†Societe Internationale de Plantations d’Heveas	500	40,961
†Stallergenes	700	39,863
Vetoquinol	2,000	70,124

Total (Cost $565,640)		517,694

Germany – 4.9%
†Bertrandt	200	20,021
Deutsche Beteiligungs	1,000	25,679
†LPKF Laser & Electronics	1,500	31,389
Mobotix	700	16,781
Nemetschek	1,000	44,036
†SMT Scharf	1,400	39,173
†Takkt	3,500	48,728

Total (Cost $209,660)		225,807

Greece – 0.4%
†JUMBO	2,500	19,774

Total (Cost $11,705)		19,774

Hong Kong – 9.9%
Arts Optical International Holdings	150,000	39,286
Dickson Concepts (International)	45,000	23,947
†Embry Holdings	50,000	28,854
Fairwood Holdings	10,000	20,872
Goldlion Holdings	100,000	53,986
†Le Saunda Holdings	84,000	27,843
Lung Kee (Bermuda) Holdings	100,000	36,744
Midland Holdings	110,000	53,417
Oriental Watch Holdings	90,000	31,688
Pico Far East Holdings	150,000	44,824
Tse Sui Luen Jewellery (International)	61,000	30,669
Win Hanverky Holdings	350,000	36,324
†YGM Trading	12,000	28,295

Total (Cost $494,642)		456,749

India – 4.0%
†Educomp Solutions	15,000	38,625
FAG Bearings India	1,700	53,223
Graphite India	30,000	45,630
Maharashtra Seamless	9,000	44,376

Total (Cost $190,591)		181,854

Indonesia – 0.6%
Selamat Sempurna	100,000	26,140

Total (Cost $13,006)		26,140

66 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Isle of Man – 0.7%
Geodrill [1]	27,500	$29,858

Total (Cost $59,209)		29,858

Italy – 3.1%
†Geox	11,500	33,253
†Interpump Group	2,500	19,426
Nice	15,000	52,010
Piquadro	17,500	36,452

Total (Cost $168,463)		141,141

Japan – 9.7%
†Asahi Company	3,000	42,942
†BML	2,000	48,816
C. Uyemura & Co.	1,500	47,468
EPS Corporation	20	51,244
†Gurunavi	4,000	40,918
†Hogy Medical	400	19,051
†Mandom Corporation	900	24,775
†Milbon	900	28,399
Miraial	3,000	56,512
†Moshi Moshi Hotline	1,700	21,668
†Nihon M&A Center	2,000	66,592

Total (Cost $464,318)		448,385

Malaysia – 3.8%
CB Industrial Product Holding	55,000	49,240
†Coastal Contracts	60,000	39,147
Kossan Rubber Industries	40,000	43,941
Padini Holdings	70,000	42,525

Total (Cost $145,251)		174,853

Mexico – 0.3%
†Medica Sur Ser. B	8,500	15,986

Total (Cost $15,744)		15,986

Netherlands – 1.1%
Beter Bed Holding	3,000	52,630

Total (Cost $54,971)		52,630

Norway – 1.1%
†Ekornes	3,000	50,028

Total (Cost $44,744)		50,028

Poland – 2.1%
Elektrobudowa	1,600	54,296
†Warsaw Stock Exchange	3,500	44,010

Total (Cost $117,405)		98,306

Singapore – 2.9%
Armstrong Industrial	125,000	26,961
CSE Global	85,000	54,746
†Hour Glass (The)	20,000	27,738
†Yoma Strategic Holdings	40,000	23,426

Total (Cost $147,262)		132,871

South Africa – 3.1%
ADvTECH	35,000	25,652
Bell Equipment [1]	5,000	14,663
Merafe Resources [1]	500,000	40,192
Raubex Group	20,000	40,003
†Village Main Reef	160,000	23,742

Total (Cost $205,812)		144,252

South Korea – 2.9%
†GS Home Shopping	300	42,730
†Handsome Co.	1,200	33,123
†MegaStudy	800	58,965

Total (Cost $115,446)		134,818

Spain – 0.6%
Clinica Baviera	5,500	28,401

Total (Cost $42,906)		28,401

Sri Lanka – 0.6%
†Distilleries Company of Sri Lanka	20,000	25,951

Total (Cost $22,213)		25,951

Sweden – 0.9%
Bjoern Borg	7,500	40,356

Total (Cost $54,468)		40,356

Switzerland – 4.5%
Calida Holding	1,500	41,884
Coltene Holding	1,000	33,647
Inficon Holding	125	29,978
LEM Holding	70	38,634
†VZ Holding	300	37,839
†Zehnder Group	500	24,267

Total (Cost $201,073)		206,249

Taiwan – 0.8%
†Makalot Industrial	12,500	38,985

Total (Cost $36,417)		38,985

Turkey – 1.0%
Mardin Cimento Sanayii	15,000	44,904

Total (Cost $53,878)		44,904

United Arab Emirates – 0.6%
†Aramex	52,000	28,261

Total (Cost $25,530)		28,261

United Kingdom – 5.4%
†Clarkson	2,000	39,582
†Clinigen Group [1]	15,000	52,029

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 67

Schedules of Investments

Royce International Micro-Cap Fund (continued)

	SHARES	VALUE
United Kingdom (continued)
Diploma	4,500	$40,465
†Immunodiagnostic Systems Holdings	7,500	38,364
Latchways	2,800	45,293
Severfield-Rowen	20,000	31,377

Total (Cost $246,752)		247,110

United States – 1.6%
Century Casinos [1]	12,000	34,080
WaterFurnace Renewable Energy	2,600	37,744

Total (Cost $95,033)		71,824

TOTAL COMMON STOCKS
(Cost $4,653,451)		4,351,891

REPURCHASE AGREEMENT – 7.9%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $364,002 (collateralized by obligations of various U.S. Government Agencies, 0.75% due 8/15/13, valued at $372,428) (Cost $364,000)		364,000

TOTAL INVESTMENTS – 102.4%
(Cost $5,017,451)		4,715,891

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.4)%		(112,446)

NET ASSETS – 100.0%		$4,603,445

Royce International Premier Fund

	SHARES	VALUE
COMMON STOCKS – 94.7%

Austria – 6.0%
Mayr-Melnhof Karton	1,800	$193,088
Semperit AG Holding	4,700	193,715

Total (Cost $404,504)		386,803

Belgium – 1.4%
EVS Broadcast Equipment	1,500	88,494

Total (Cost $87,886)		88,494

China – 2.1%
Daphne International Holdings	100,000	138,525

Total (Cost $121,970)		138,525

Finland – 2.8%
Nokian Renkaat	3,000	120,716
†Vacon	1,100	58,656

Total (Cost $181,391)		179,372

France – 7.9%
bioMerieux	1,200	115,993
†Stallergenes	2,500	142,367
Vetoquinol	2,605	91,337
Virbac	800	158,186

Total (Cost $479,701)		507,883

Germany – 11.3%
Carl Zeiss Meditec	4,000	114,922
†Fielmann	1,100	105,991
Fuchs Petrolub	1,700	119,033
KWS Saat	400	128,579
Pfeiffer Vacuum Technology	1,200	145,308
Rational	400	115,199

Total (Cost $622,349)		729,032

Hong Kong – 3.9%
†Media Chinese International	250,000	91,281
Stella International Holdings	60,000	162,649

Total (Cost $265,795)		253,930

Italy – 5.2%
DiaSorin	5,000	200,559
Recordati	14,700	134,682

Total (Cost $296,204)		335,241

Japan – 10.7%
FamilyMart	3,000	123,493
†Kakaku.com	3,500	115,251
†M3	50	79,480
†MISUMI Group	6,000	162,829
Santen Pharmaceutical	3,000	114,860

68 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	SHARES	VALUE
Japan (continued)
USS	900	$93,289

Total (Cost $664,106)		689,202

Malaysia – 1.8%
†Media Prima	155,000	118,612

Total (Cost $114,034)		118,612

Norway – 2.2%
Ekornes	8,400	140,079

Total (Cost $163,636)		140,079

South Africa – 3.2%
Lewis Group	25,000	203,924

Total (Cost $215,269)		203,924

South Korea – 4.8%
Green Cross	1,000	129,556
MegaStudy	2,400	176,897

Total (Cost $351,489)		306,453

Switzerland – 14.7%
Belimo Holding	76	147,000
Burckhardt Compression Holding	350	114,794
Geberit	330	73,055
†Kaba Holding	275	116,578
LEM Holding	130	71,750
Partners Group Holding	700	161,680
Straumann Holding	1,200	148,318
†VZ Holding	900	113,516

Total (Cost $868,893)		946,691

United Kingdom – 16.7%
†Abcam	20,000	125,602
Ashmore Group	25,000	144,558
†Aveva Group	3,000	106,681
†Domino Printing Sciences	19,500	185,180
†Oxford Instruments	5,000	116,915
Rotork	3,000	124,413
Spirax-Sarco Engineering	3,400	127,830
Victrex	5,500	148,434

Total (Cost $956,371)		1,079,613

TOTAL COMMON STOCKS
(Cost $5,793,598)		6,103,854

REPURCHASE AGREEMENT – 4.8%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $305,002 (collateralized by obligations of various U.S. Government Agencies, 0.75% due 8/15/13, valued at $312,035) (Cost $305,000)		305,000

TOTAL INVESTMENTS – 99.5%
(Cost $6,098,598)		$6,408,854

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.5%		35,059

NET ASSETS – 100.0%		$6,443,913

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 69

Schedules of Investments

Royce Special Equity Multi-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 94.2%

Consumer Discretionary – 23.2%
Distributors - 2.8%
Genuine Parts	47,700	$3,032,766

Leisure Equipment & Products - 2.7%
Mattel	80,000	2,929,600

Media - 2.4%
Scripps Networks Interactive Cl. A	44,000	2,548,480

Multiline Retail - 5.8%
Kohl’s Corporation	68,800	2,957,024
Nordstrom	63,550	3,399,925

		6,356,949

Specialty Retail - 9.5%
Bed Bath & Beyond [1]	65,300	3,650,923
Gap (The)	113,550	3,524,592
Staples	279,500	3,186,300

		10,361,815

Total (Cost $24,256,860)		25,229,610

Consumer Staples – 6.6%
Food & Staples Retailing - 3.7%
Walgreen Company	109,325	4,046,118

Food Products - 2.9%
Hormel Foods	102,575	3,201,366

Total (Cost $6,727,788)		7,247,484

Energy – 3.1%
Oil, Gas & Consumable Fuels - 3.1%
Occidental Petroleum	44,500	3,409,145

Total (Cost $3,943,995)		3,409,145

Health Care – 14.6%
Health Care Equipment & Supplies - 8.9%
C.R. Bard	33,450	3,269,403
Medtronic	78,400	3,215,968
Stryker Corporation	59,350	3,253,567

		9,738,938

Health Care Providers & Services - 3.1%
Quest Diagnostics	56,900	3,315,563

Pharmaceuticals - 2.6%
Johnson & Johnson	40,700	2,853,070

Total (Cost $15,205,645)		15,907,571

Industrials – 23.2%
Aerospace & Defense - 5.4%
Raytheon Company	51,000	2,935,560
United Technologies	36,145	2,964,251

		5,899,811

Electrical Equipment - 4.0%
Emerson Electric	81,700	4,326,832

Industrial Conglomerates - 2.9%
3M	33,600	3,119,760

Machinery - 10.9%
†Cummins	24,050	2,605,818
Dover Corporation	60,500	3,975,455
Illinois Tool Works	42,500	2,584,425
†Parker Hannifin	32,490	2,763,599

		11,929,297

Total (Cost $23,274,765)		25,275,700

Information Technology – 23.5%
Communications Equipment - 3.2%
Cisco Systems	176,600	3,470,190

Electronic Equipment, Instruments & Components - 6.0%
†Avnet [1]	73,500	2,249,835
Molex Cl. A	190,500	4,251,960

		6,501,795

Semiconductors & Semiconductor Equipment - 11.3%
Analog Devices	90,600	3,810,636
Applied Materials	279,500	3,197,480
Intel Corporation	145,800	3,007,854
†KLA-Tencor	49,350	2,356,956

		12,372,926

Software - 3.0%
Microsoft Corporation	122,200	3,266,406

Total (Cost $25,732,773)		25,611,317

TOTAL COMMON STOCKS
(Cost $99,141,826)		102,680,827

REPURCHASE AGREEMENT – 8.0%
Fixed Income Clearing Corporation, 0.10% dated 12/31/12, due 1/2/13, maturity value $8,706,048 (collateralized by obligations of various U.S. Government Agencies, 0.75% due 8/15/13, valued at $8,882,918) (Cost $8,706,000)		8,706,000

TOTAL INVESTMENTS – 102.2%
(Cost $107,847,826)		111,386,827

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.2)%		(2,416,988)

NET ASSETS – 100.0%		$108,969,839

70 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

†	New additions in 2012.
[1]	Non-income producing.
[2]	All or a portion of these securities have been segregated as collateral for short sales.
[3]	Includes securities first acquired in 2012 and less than 1% of net assets.
[4]
A security for which market quotations are not readily available represents 0.0% of net assets for Royce International Micro-Cap Fund. This security has been valued at its fair value under procedures approved by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2012, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 71

Statements of Assets and Liabilities

	Royce	Royce Micro-Cap	Royce	Royce
	Select	Discovery	Financial	Select
	Fund I	Fund	Services Fund	Fund II
ASSETS:
Investments at value	$46,315,121	$4,270,612	$16,280,578	$3,510,705
Repurchase agreements (at cost and value)	3,611,000	211,000	342,000	373,000
Deposits with brokers for securities sold short	–	–	–	49,741
Cash and foreign currency	305	11,926	1,660	6,359
Receivable for investments sold	–	–	336,908	–
Receivable for capital shares sold	–	8,772	66,302	–
Receivable for dividends and interest	18,625	810	8,292	651
Prepaid expenses and other assets	–	1	46	–

Total Assets	49,945,051	4,503,121	17,035,786	3,940,456

LIABILITIES:
Securities sold short, at fair value	–	–	–	250,141
Payable for investments purchased	–	–	96,084	–
Payable for capital shares redeemed	88,930	6,059	7,951	70,150
Payable for dividends and interest	–	–	–	107
Payable for investment advisory fees	–	5,147	8,410	–
Accrued expenses	–	23,689	34,954	–

Total Liabilities	88,930	34,895	147,399	320,398

Net Assets	$49,856,121	$4,468,226	$16,888,387	$3,620,058

ANALYSIS OF NET ASSETS:
Paid-in capital	$42,383,308	$4,712,322	$16,056,342	$3,311,843
Undistributed net investment income (loss)	6,316	–	63,430	(1,421)
Accumulated net realized gain (loss) on investments and
foreign currency	(332)	(428,024)	(810,871)	10,311
Net unrealized appreciation (depreciation) on investments and
foreign currency	7,466,829	183,928	1,579,486	299,325

Net Assets	$49,856,121	$4,468,226	$16,888,387	$3,620,058

Investment Class	$49,856,121			$3,620,058
Service Class		$4,468,226	$16,888,387

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,865,604			338,947
Service Class		854,703	2,473,692

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$17.40			$10.68
Service Class[2]		$5.23	$6.83

Investments at identified cost	$38,848,186	$4,086,683	$14,701,097	$3,216,874
Proceeds of short sales	–	–	–	255,634
Aggregate value of segregated securities	–	–	–	700,705

[1]	Offering and redemption price per share; shares held less than 365 days may be subject to a 2% redemption fee, payable to the Fund. Effective January 18, 2013, shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.

72 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	Royce	Royce	Royce	Royce
	Global Select	European Smaller-	Enterprise Select	SMid-Cap
	Long/Short Fund	Companies Fund	Fund	Value Fund
ASSETS:
Investments at value	$19,132,746	$15,205,189	$1,057,815	$10,316,888
Repurchase agreements (at cost and value)	3,386,000	556,000	243,000	867,000
Deposits with brokers for securities sold short	4,055,678	–	–	–
Cash and foreign currency	6,808	402	1,594	3,160
Receivable for investments sold	955,503	21,990	–	–
Receivable for capital shares sold	–	162,213	–	188
Receivable for dividends and interest	25,772	36,564	654	10,342
Prepaid expenses and other assets	–	45	–	1

Total Assets	27,562,507	15,982,403	1,303,063	11,197,579

LIABILITIES:
Securities sold short, at fair value	6,410,028	–	–	–
Payable for investments purchased	67,148	28,761	2,053	–
Payable for capital shares redeemed	123,625	48,808	–	20,759
Payable for dividends and interest	2,091	–	–	–
Payable for investment advisory fees	–	17,053	3	9,862
Accrued expenses	630	33,577	2,284	26,517

Total Liabilities	6,603,522	128,199	4,340	57,138

Net Assets	$20,958,985	$15,854,204	$1,298,723	$11,140,441

ANALYSIS OF NET ASSETS:
Paid-in capital	$21,586,988	$17,836,147	$1,183,716	$16,848,029
Undistributed net investment income (loss)	–	(68,643)	2,068	–
Accumulated net realized gain (loss) on investments and
foreign currency	(1,321,917)	(2,570,374)	2,671	(5,944,979)
Net unrealized appreciation (depreciation) on investments and
foreign currency	693,914	657,074	110,268	237,391

Net Assets	$20,958,985	$15,854,204	$1,298,723	$11,140,441

Investment Class	$20,958,985		$1,298,723
Service Class		$15,854,204		$11,140,441

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	1,229,754		125,328
Service Class		1,529,532		955,287

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$17.04		$10.36
Service Class[2]		$10.37		$11.66

Investments at identified cost	$17,588,008	$14,547,716	$947,546	$10,079,374
Proceeds of short sales	5,560,622	–	–	–
Aggregate value of segregated securities	9,627,387	–	16,665	–

[1]	Offering and redemption price per share; shares held less than 365 days may be subject to a 2% redemption fee, payable to the Fund. Effective January 18, 2013, shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee (Royce European Smaller-Companies Fund), or a 1% redemption fee (Royce SMid-Cap Value Fund), payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 73

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Focus Value	Partners	Opportunity	Global Dividend
	Fund	Fund	Select Fund	Value Fund
ASSETS:
Investments at value	$8,639,706	$2,030,743	$2,910,027	$6,575,832
Repurchase agreements (at cost and value)	257,000	162,000	325,000	175,000
Deposits with brokers for securities sold short	–	–	286,117	–
Cash and foreign currency	2,032	302	3,386	16,275
Receivable for investments sold	–	34,389	–	143,956
Receivable for capital shares sold	1,451	913	60,000	34,000
Receivable for dividends and interest	7,134	851	657	12,655
Prepaid expenses and other assets	27	5	–	7

Total Assets	8,907,350	2,229,203	3,585,187	6,957,725

LIABILITIES:
Securities sold short, at fair value	–	–	344,531	–
Payable for investments purchased	–	123,881	40,530	201,093
Payable for capital shares redeemed	–	1,194	–	12,315
Payable for dividends and interest	–	–	378	–
Payable for investment advisory fees	6,694	–	29	9,575
Accrued expenses	25,713	21,079	1,316	26,574

Total Liabilities	32,407	146,154	386,784	249,557

Net Assets	$8,874,943	$2,083,049	$3,198,403	$6,708,168

ANALYSIS OF NET ASSETS:
Paid-in capital	$7,937,279	$1,817,225	$2,786,913	$6,894,172
Undistributed net investment income (loss)	(67,891)	5,492	(1,590)	(2,214)
Accumulated net realized gain (loss) on investments and
foreign currency	(168,609)	(4,255)	7,178	(127,013)
Net unrealized appreciation (depreciation) on investments and
foreign currency	1,174,164	264,587	405,902	(56,777)

Net Assets	$8,874,943	$2,083,049	$3,198,403	$6,708,168

Investment Class			$3,198,403
Service Class	$8,874,943	$2,083,049		$6,708,168

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class			249,638
Service Class	602,128	173,018		664,043

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]			$12.81
Service Class[2]	$14.74	$12.04		$10.10

Investments at identified cost	$7,465,516	$1,766,155	$2,499,767	$6,632,833
Proceeds of short sales	–	–	340,173	–
Aggregate value of segregated securities	–	–	497,701	–

[1]	Offering and redemption price per share; shares held less than 365 days may be subject to a 2% redemption fee, payable to the Fund. Effective January 18, 2013, shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, or a 2% redemption fee, (Royce Global Dividend Value Fund), payable to the Fund.

74 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2012

	Royce	Royce	Royce
	International	International	Special Equity
	Micro-Cap Fund	Premier Fund	Multi-Cap Fund
ASSETS:
Investments at value	$4,351,891	$6,103,854	$102,680,827
Repurchase agreements (at cost and value)	364,000	305,000	8,706,000
Cash and foreign currency	14,361	879	112
Receivable for capital shares sold	17,824	64,092	44,114
Receivable for dividends and interest	4,410	9,622	76,681
Prepaid expenses and other assets	12	1	221

Total Assets	4,752,498	6,483,448	111,507,955

LIABILITIES:
Payable for investments purchased	118,181	3,510	2,351,131
Payable for capital shares redeemed	–	–	68,890
Payable for investment advisory fees	4,002	10,353	90,692
Accrued expenses	26,870	25,672	27,403

Total Liabilities	149,053	39,535	2,538,116

Net Assets	$4,603,445	$6,443,913	$108,969,839

ANALYSIS OF NET ASSETS:
Paid-in capital	$5,870,737	$6,659,541	$104,445,990
Undistributed net investment income (loss)	(13,170)	(23,382)	17,610
Accumulated net realized gain (loss) on investments and
foreign currency	(952,698)	(502,510)	967,238
Net unrealized appreciation (depreciation) on investments and
foreign currency	(301,424)	310,264	3,539,001

Net Assets	$4,603,445	$6,443,913	$108,969,839

Investment Class			$34,374,879
Service Class	$4,603,445	$6,443,913	43,689,666
Institutional Class			30,905,294

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class			2,953,358
Service Class	534,788	643,460	3,741,039
Institutional Class			2,655,205

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]			$11.64
Service Class[2]	$8.61	$10.01	11.68
Institutional Class[3]			11.64

Investments at identified cost	$4,653,451	$5,793,598	$99,141,826

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee, or a 1% redemption fee (Royce Special Equity Multi-Cap Fund), payble to the Fund.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 75

Statements of Changes in Net Assets

			Royce Micro-Cap
	Royce Select Fund I		Discovery Fund		Royce Financial Services Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$829,042	$(439,121)	$34,721	$(26,392)	$241,534	$121,123
Net realized gain (loss) on investments and
foreign currency	3,357,629	7,191,315	583	167,446	705,504	(176,059)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	2,098,657	(8,971,484)	125,030	(258,889)	1,868,205	(2,305,850)

Net increase (decrease) in net assets from
investment operations	6,285,328	(2,219,290)	160,334	(117,835)	2,815,243	(2,360,786)

DISTRIBUTIONS:
Net investment income
Investment Class	(805,821)	–
Service Class			(40,240)	(1,952)	(153,360)	(139,894)
Net realized gain on investments and
foreign currency
Investment Class	(4,035,586)	(6,464,732)
Service Class			–	–	–	–

Total distributions	(4,841,407)	(6,464,732)	(40,240)	(1,952)	(153,360)	(139,894)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	1,066,334	(2,762,287)
Service Class			727,013	94,984	127,677	1,897,713
Shareholder redemption fees
Investment Class	635	3,979
Service Class			357	8,416	3,274	10,903

Net increase (decrease) in net assets from
capital share transactions	1,066,969	(2,758,308)	727,370	103,400	130,951	1,908,616

NET INCREASE (DECREASE) IN NET ASSETS	2,510,890	(11,442,330)	847,464	(16,387)	2,792,834	(592,064)
NET ASSETS:
Beginning of year	47,345,231	58,787,561	3,620,762	3,637,149	14,095,553	14,687,617

End of year	$49,856,121	$47,345,231	$4,468,226	$3,620,762	$16,888,387	$14,095,553

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$6,316	$–	$–	$–	$63,430	$(97,652)

76 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

			Royce Global Select		Royce European Smaller-
	Royce Select Fund II		Long/Short Fund		Companies Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$66,556	$(4,183)	$581,341	$351,544	$201,539	$189,271
Net realized gain (loss) on investments and
foreign currency	134,060	323,131	(977,654)	702,435	(220,323)	345,669
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	277,321	(944,657)	3,298,845	(6,288,113)	3,337,255	(5,588,818)

Net increase (decrease) in net assets from
investment operations	477,937	(625,709)	2,902,532	(5,234,134)	3,318,471	(5,053,878)

DISTRIBUTIONS:
Net investment income
Investment Class	(55,366)	–	(610,348)	(353,292)
Service Class					(225,920)	(191,729)
Net realized gain on investments and
foreign currency
Investment Class	(160,636)	(553,183)	–	(994,032)
Service Class					–	–

Total distributions	(216,002)	(553,183)	(610,348)	(1,347,324)	(225,920)	(191,729)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(61,887)	(542,487)	(3,844,018)	12,712,725
Service Class					(3,163,201)	5,751,691
Shareholder redemption fees
Investment Class	–	202	4,038	20,295
Service Class					6,989	43,230

Net increase (decrease) in net assets from
capital share transactions	(61,887)	(542,285)	(3,839,980)	12,733,020	(3,156,212)	5,794,921

NET INCREASE (DECREASE) IN NET ASSETS	200,048	(1,721,177)	(1,547,796)	6,151,562	(63,661)	549,314
NET ASSETS:
Beginning of year	3,420,010	5,141,187	22,506,781	16,355,219	15,917,865	15,368,551

End of year	$3,620,058	$3,420,010	$20,958,985	$22,506,781	$15,854,204	$15,917,865

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$(1,421)	$(11,737)	$–	$(3,930)	$(68,643)	$(46,571)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 77

Statements of Changes in Net Assets

	Royce Enterprise Select Fund		Royce SMid-Cap Value Fund		Royce Focus Value Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
INVESTMENT OPERATIONS:
Net investment income (loss)	$2,143	$(4,614)	$(3,245)	$(57,490)	$31,675	$(28,804)
Net realized gain (loss) on investments and
foreign currency	127,475	84,598	(206,122)	371,294	(105,119)	363,209
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	46,734	(73,989)	1,627,478	(2,367,229)	871,968	(1,706,389)

Net increase (decrease) in net assets from
investment operations	176,352	5,995	1,418,111	(2,053,425)	798,524	(1,371,984)

DISTRIBUTIONS:
Net investment income
Investment Class	(80)	–
Service Class			–	(16,431)	(155,697)	–
Net realized gain on investments and
foreign currency
Investment Class	(119,739)	(63,941)
Service Class			–	–	(1,950)	(333,049)

Total distributions	(119,819)	(63,941)	–	(16,431)	(157,647)	(333,049)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	119,229	22,838
Service Class			(613,301)	6,195,095	(494,067)	1,487,601
Shareholder redemption fees
Investment Class	–	–
Service Class			8,222	7,021	664	2,805

Net increase (decrease) in net assets from
capital share transactions	119,229	22,838	(605,079)	6,202,116	(493,403)	1,490,406

NET INCREASE (DECREASE) IN NET ASSETS	175,762	(35,108)	813,032	4,132,260	147,474	(214,627)
NET ASSETS:
Beginning of year	1,122,961	1,158,069	10,327,409	6,195,149	8,727,469	8,942,096

End of year	$1,298,723	$1,122,961	$11,140,441	$10,327,409	$8,874,943	$8,727,469

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$2,068	$–	$–	$(2,767)	$(67,891)	$(7,296)

78 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

					Royce Global Dividend
	Royce Partners Fund		Royce Opportunity Select Fund		Value Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Period ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11[1]

INVESTMENT OPERATIONS:
Net investment income (loss)	$6,241	$(4,575)	$16,146	$1,939	$110,305	$54,007
Net realized gain (loss) on investments and
foreign currency	70,836	133,930	219,405	4,162	(71,639)	(57,178)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	274,404	(347,167)	522,838	(450,431)	1,214,840	(1,271,617)

Net increase (decrease) in net assets from
investment operations	351,481	(217,812)	758,389	(444,330)	1,253,506	(1,274,788)

DISTRIBUTIONS:
Net investment income
Investment Class			(27,185)	(3,339)
Service Class	(632)	(6,563)			(109,924)	(50,231)
Net realized gain on investments and
foreign currency
Investment Class			(205,395)	(77,223)
Service Class	(76,810)	(171,566)			–	(5,036)

Total distributions	(77,442)	(178,129)	(232,580)	(80,562)	(109,924)	(55,267)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class			570,739	712,770
Service Class	126,723	306,626			(571,143)	7,459,390
Shareholder redemption fees
Investment Class			–	947
Service Class	31	76			1,040	5,354

Net increase (decrease) in net assets from
capital share transactions	126,754	306,702	570,739	713,717	(570,103)	7,464,744

NET INCREASE (DECREASE) IN NET ASSETS	400,793	(89,239)	1,096,548	188,825	573,479	6,134,689
NET ASSETS:
Beginning of period	1,682,256	1,771,495	2,101,855	1,913,030	6,134,689

End of period	$2,083,049	$1,682,256	$3,198,403	$2,101,855	$6,708,168	$6,134,689

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$5,492	$(28)	$(1,590)	$(566)	$(2,214)	$320

1 The Fund commenced operations on January 3, 2011.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 79

Statements of Changes in Net Assets

	Royce International		Royce International		Royce Special Equity
	Micro-Cap Fund		Premier Fund		Multi-Cap Fund

	Year ended	Period ended	Year ended	Period ended	Year ended	Period ended
	12/31/12	12/31/11[1]	12/31/12	12/31/11[1]	12/31/12	12/31/11[1]
INVESTMENT OPERATIONS:
Net investment income (loss)	$68,271	$48,932	$49,640	$26,443	$1,123,620	$190,225
Net realized gain (loss) on investments and
foreign currency	(138,773)	(805,059)	(382,792)	(113,170)	1,858,816	96,064
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	572,117	(873,541)	1,268,471	(958,207)	2,863,481	675,520

Net increase (decrease) in net assets from
investment operations	501,615	(1,629,668)	935,319	(1,044,934)	5,845,917	961,809

DISTRIBUTIONS:
Net investment income
Investment Class					(375,548)
Service Class	(79,547)	(63,419)	(76,745)	(28,433)	(329,533)	(191,929)
Institutional Class					(400,930)
Net realized gain on investments and
foreign currency
Investment Class					(280,238)
Service Class	–	–	–	(835)	(388,479)	(44,040)
Institutional Class					(273,181)
Return of capital
Investment Class					–
Service Class	–	(3,157)	–	(4,438)	–	–
Institutional Class					–

Total distributions	(79,547)	(66,576)	(76,745)	(33,706)	(2,047,909)	(235,969)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class					34,833,917
Service Class	608,323	5,265,392	1,495,086	5,165,082	2,291,212	36,078,487
Institutional Class					31,218,929
Shareholder redemption fees
Investment Class					2,238
Service Class	1,344	2,562	462	3,349	14,274	6,934

Net increase (decrease) in net assets from
capital share transactions	609,667	5,267,954	1,495,548	5,168,431	68,360,570	36,085,421

NET INCREASE (DECREASE) IN NET ASSETS	1,031,735	3,571,710	2,354,122	4,089,791	72,158,578	36,811,261
NET ASSETS:
Beginning of period	3,571,710		4,089,791		36,811,261

End of period	$4,603,445	$3,571,710	$6,443,913	$4,089,791	$108,969,839	$36,811,261

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(13,170)	$(8,339)	$(23,382)	$–	$17,610	$–
1 The Fund commenced operations on January 3, 2011.

80 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Year Ended December 31, 2012

	Royce	Royce Micro-Cap	Royce	Royce	Royce
	Select	Discovery	Financial	Select	Global Select
	Fund I	Fund	Services Fund	Fund II	Long/Short Fund
INVESTMENT INCOME:
Income:
Dividends	$836,892	$96,448	$487,963	$74,563	$766,713
Foreign withholding tax	(11,642)	(1,240)	(10,981)	(1,379)	(56,524)
Interest	3,792	162	201	224	1,345
Total income	829,042	95,370	477,183	73,408	711,534
Expenses:
Investment advisory fees	–	40,704	158,153	–	–
Distribution fees	–	10,176	39,538	–	–
Shareholder servicing	–	23,087	27,602	–	–
Registration	–	17,350	20,766	–	–
Audit	–	14,004	14,015	–	–
Custody	–	7,590	18,529	–	–
Shareholder reports	–	4,507	13,296	–	–
Legal	–	961	251	–	–
Administrative and office facilities	–	472	1,887	–	–
Trustees’ fees	–	136	536	–	–
Dividends on securities sold short	–	–	–	3,467	47,878
Interest expense	–	–	–	3,385	82,315
Other expenses	–	693	985	–	–
Total expenses	–	119,680	295,558	6,852	130,193
Compensating balance credits	–	(12)	(34)	–	–
Fees waived by investment adviser and distributor	–	(40,704)	(59,875)	–	–
Expenses reimbursed by investment adviser	–	(18,315)	–	–	–
Net expenses	–	60,649	235,649	6,852	130,193
Net investment income (loss)	829,042	34,721	241,534	66,556	581,341
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	3,357,528	583	707,229	135,385	(967,759)
Foreign currency transactions	101	–	(1,725)	(1,325)	(9,895)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	2,098,837	125,030	1,867,933	277,321	3,298,999
Other assets and liabilities denominated in foreign currency	(180)	–	272	–	(154)
Net realized and unrealized gain (loss) on investments and foreign currency	5,456,286	125,613	2,573,709	411,381	2,321,191
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$6,285,328	$160,334	$2,815,243	$477,937	$2,902,532

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 81

Statements of Operations	Year Ended December 31, 2012

	Royce	Royce	Royce	Royce	Royce
	European Smaller-	Enterprise Select	SMid-Cap	Focus Value	Partners
	Companies Fund	Fund	Value Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends	$522,979	$12,079	$150,213	$156,574	$32,622
Foreign withholding tax	(58,664)	(206)	(6,144)	(3,887)	(666)
Interest	499	173	792	231	30
Total income	464,814	12,046	144,861	152,918	31,986
Expenses:
Investment advisory fees	194,730	9,728	109,708	89,809	19,070
Distribution fees	38,946	–	27,427	22,452	4,768
Shareholder servicing	27,218	250	17,273	24,407	31,470
Registration	19,432	1,085	19,076	15,485	7,389
Audit	14,015	583	14,010	14,009	14,002
Custody	26,545	350	15,174	14,578	14,185
Shareholder reports	7,667	10	3,476	1,028	313
Legal	272	–	172	144	29
Administrative and office facilities	2,001	6	1,339	1,107	224
Trustees’ fees	551	2	385	315	64
Interest expense	–	7	–	–	–
Other expenses	1,091	1	837	854	669
Total expenses	332,468	12,022	208,877	184,188	92,183
Compensating balance credits	(33)	0	(17)	(10)	(57)
Fees waived by investment adviser and distributor	(69,160)	(701)	(60,754)	(62,935)	(19,070)
Expenses reimbursed by investment adviser	–	(1,418)	–	–	(47,311)
Net expenses	263,275	9,903	148,106	121,243	25,745
Net investment income (loss)	201,539	2,143	(3,245)	31,675	6,241
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	(219,447)	127,470	(205,351)	(104,747)	70,925
Foreign currency transactions	(876)	5	(771)	(372)	(89)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	3,336,206	46,736	1,627,509	872,063	274,402
Other assets and liabilities denominated in foreign currency	1,049	(2)	(31)	(95)	2
Net realized and unrealized gain (loss) on investments and foreign currency	3,116,932	174,209	1,421,356	766,849	345,240
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$3,318,471	$176,352	$1,418,111	$798,524	$351,481

82 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Year Ended December 31, 2012

	Royce	Royce	Royce	Royce	Royce
	Opportunity	Global Dividend	International	International	Special Equity
	Select Fund	Value Fund	Micro-Cap Fund	Premier Fund	Multi-Cap Fund
INVESTMENT INCOME:
Income:
Dividends	$22,410	$236,529	$149,219	$132,348	$2,129,401
Foreign withholding tax	–	(17,674)	(10,230)	(12,016)	–
Interest	20	78	196	242	3,011
Total income	22,430	218,933	139,185	120,574	2,132,412
Expenses:
Investment advisory fees	1,085	80,346	54,549	52,466	812,304
Distribution fees	–	16,069	10,490	10,493	107,535
Shareholder servicing	252	25,386	26,363	23,295	59,189
Registration	–	18,270	19,220	18,270	47,062
Audit	583	14,006	19,351	16,019	30,822
Custody	440	25,151	30,388	25,304	21,204
Shareholder reports	11	2,854	1,840	1,149	12,444
Legal	1	95	67	63	4,245
Administrative and office facilities	11	774	499	493	7,013
Trustees’ fees	1	227	140	140	2,332
Dividends on securities sold short	3,412	–	–	–	–
Interest expense	1,527	–	–	–	–
Other expenses	20	764	740	993	3,267
Total expenses	7,343	183,942	163,647	148,685	1,107,417
Compensating balance credits	(3)	(30)	(12)	(7)	(35)
Fees waived by investment adviser and distributor	(1,056)	(75,284)	(54,969)	(53,725)	(43,276)
Expenses reimbursed by investment adviser	–	–	(37,752)	(24,019)	(55,314)
Net expenses	6,284	108,628	70,914	70,934	1,008,792
Net investment income (loss)	16,146	110,305	68,271	49,640	1,123,620
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	219,405	(68,926)	(135,350)	(375,918)	1,858,816
Foreign currency transactions	–	(2,713)	(3,423)	(6,874)	–
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	522,838	1,214,335	572,031	1,268,185	2,863,481
Other assets and liabilities denominated in foreign currency	–	505	86	286	–
Net realized and unrealized gain (loss) on investments and foreign currency	742,243	1,143,201	433,344	885,679	4,722,297
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$758,389	$1,253,506	$501,615	$935,319	$5,845,917

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 83

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Select Fund I – Investment Class
2012	$16.93	$0.31	$1.95	$2.26	$(0.30)	$(1.49)	$–	$(1.79)	$–	$17.40	13.68%	$49,856	0.00%	0.00%	0.00%	1.68%	54%
2011	20.32	(0.16)	(0.67)	(0.83)	–	(2.56)	–	(2.56)	–	16.93	(3.61)	47,345	1.45	1.45	1.45	(0.78)	63
2010	17.42	(0.23)	3.39	3.16	–	(0.26)	–	(0.26)	–	20.32	18.15	58,788	2.37	2.37	2.37	(1.26)	49
2009	12.59	0.15	4.83	4.98	(0.15)	–	–	(0.15)	–	17.42	39.59	33,896	0.01	0.01	0.01	1.28	80
2008	18.20	0.19	(4.93)	(4.74)	(0.16)	(0.71)	–	(0.87)	–	12.59	(25.91)	17,480	0.08	0.08	0.08	1.25	116
Royce Micro-Cap Discovery Fund – Service Class
2012	$5.12	$0.04	$0.12	$0.16	$(0.05)	$–	$–	$(0.05)	$–	$5.23	3.10%	$4,468	2.94%	2.94%	1.49%	0.85%	87%
2011	5.24	(0.04)	(0.09)	(0.13)	(0.00)	–	–	(0.00)	0.01	5.12	(2.24)	3,621	2.99	2.99	1.49	(0.71)	72
2010	4.38	(0.01)	0.87	0.86	–	–	–	–	–	5.24	19.63	3,637	3.04	3.04	1.49	(0.19)	105
2009	3.48	(0.01)	0.91	0.90	–	–	–	–	–	4.38	25.86	2,910	3.56	3.56	1.49	(0.30)	13
2008	5.85	(0.01)	(2.06)	(2.07)	–	(0.30)	–	(0.30)	–	3.48	(35.07)	2,332	2.77	2.77	1.49	(0.22)	63
Royce Financial Services Fund – Service Class
2012	$5.71	$0.10	$1.08	$1.18	$(0.06)	$–	$–	$(0.06)	$–	$6.83	20.72%	$16,888	1.87%	1.87%	1.49%	1.53%	26%
2011	6.50	0.05	(0.78)	(0.73)	(0.06)	–	–	(0.06)	–	5.71	(11.29)	14,096	1.84	1.84	1.49	0.73	23
2010	5.57	0.07	0.96	1.03	(0.10)	–	–	(0.10)	–	6.50	18.45	14,688	1.94	1.94	1.49	1.14	16
2009	4.25	0.04	1.31	1.35	(0.04)	–	–	(0.04)	0.01	5.57	32.13	13,525	2.06	2.06	1.49	0.90	34
2008	6.71	0.07	(2.46)	(2.39)	(0.05)	(0.03)	–	(0.08)	0.01	4.25	(35.37)	9,553	2.35	2.34	1.49	1.85	48
Royce Select Fund II – Investment Class
2012	$9.95	$0.20	$1.19	$1.39	$(0.17)	$(0.49)	$–	$(0.66)	$–	$10.68	14.23%	$3,620	0.19%	0.19%	0.19%	1.86%	123%
2011	13.90	(0.01)	(2.04)	(2.05)	–	(1.90)	–	(1.90)	–	9.95	(14.35)	3,420	1.29	1.29	1.29	(0.09)	153
2010	11.62	(0.18)	2.60	2.42	(0.00)	(0.15)	–	(0.15)	0.01	13.90	20.96	5,141	2.77	2.77	2.77	(1.47)	126
2009	7.02	0.03	4.64	4.67	(0.07)	–	–	(0.07)	–	11.62	66.58	4,109	0.67	0.67	0.67	0.53	114
2008	10.66	0.09	(3.65)	(3.56)	(0.08)	–	–	(0.08)	–	7.02	(33.37)	1,698	0.24	0.24	0.24	0.98	268
Royce Global Select Long/Short Fund – Investment Class
2012	$15.38	$0.47	$1.68	$2.15	$(0.49)	$–	$–	$(0.49)	$–	$17.04	14.02%	$20,959	0.57%	0.57%	0.57%	2.57%	77%
2011	19.89	0.25	(3.83)	(3.58)	(0.25)	(0.70)	–	(0.95)	0.02	15.38	(17.77)	22,507	0.98	0.98	0.98	1.46	45
2010	14.97	(0.26)	5.22	4.96	(0.05)	–	–	(0.05)	0.01	19.89	33.21	16,355	3.48	3.48	3.48	(1.55)	80
2009	9.76	0.18	5.27	5.45	(0.26)	–	–	(0.26)	0.02	14.97	56.11	9,117	0.00	0.00	0.00	1.55	85
2008	15.01	0.23	(5.40)	(5.17)	–	(0.09)	–	(0.09)	0.01	9.76	(34.39)	6,049	0.50	0.50	0.50	1.75	41
Royce European Smaller-Companies Fund – Service Class
2012	$8.50	$0.14	$1.88	$2.02	$(0.15)	$–	$–	$(0.15)	$–	$10.37	23.83%	$15,854	2.13%	2.13%	1.69%	1.29%	22%
2011	10.79	0.10	(2.31)	(2.21)	(0.10)	–	–	(0.10)	0.02	8.50	(20.32)	15,918	2.09	2.09	1.69	0.95	36
2010	8.06	0.03	2.79	2.82	(0.10)	–	–	(0.10)	0.01	10.79	35.20	15,369	2.57	2.57	1.69	0.70	32
2009	5.19	0.06	2.93	2.99	(0.12)	–	–	(0.12)	–	8.06	57.69	6,887	3.21	3.21	1.69	1.11	51
2008	10.14	0.22	(4.95)	(4.73)	(0.23)	–	–	(0.23)	0.01	5.19	(46.38)	4,044	2.74	2.72	1.69	2.22	88

84 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Enterprise Select Fund – Investment Class
2012	$9.88	$0.02	$1.51	$1.53	$(0.00)	$(1.05)	$–	$(1.05)	$–	$10.36	15.68%	$1,299	0.98%[2]	0.98%[2]	0.81%[2]	0.18%[2]	127%
2011	10.43	(0.04)	0.09	0.05	–	(0.60)	–	(0.60)	–	9.88	0.66	1,123	1.31	1.31	1.31	(0.42)	136
2010	8.95	0.05	1.49	1.54	(0.06)	–	–	(0.06)	–	10.43	17.22	1,158	0.70	0.70	0.70	0.50	166
2009	7.33	0.07	1.62	1.69	(0.07)	–	–	(0.07)	–	8.95	23.13	1,150	0.03	0.03	0.03	0.88	415
2008	10.04	0.13	(2.80)	(2.67)	(0.12)	(0.02)	–	(0.14)	0.10	7.33	(25.53)	917	0.28	0.28	0.28	1.48	764
Royce SMid-Cap Value Fund – Service Class
2012	$10.10	$(0.00)	$1.55	$1.55	$–	$–	$–	$–	$0.01	$11.66	15.45%	$11,140	1.90%	1.90%	1.35%	(0.03)%	46%
2011	11.44	(0.06)	(1.27)	(1.33)	(0.02)	–	–	(0.02)	0.01	10.10	(11.57)	10,327	1.95	1.95	1.49	(0.54)	54
2010	9.08	(0.03)	2.39	2.36	–	–	–	–	–	11.44	25.99	6,195	2.40	2.40	1.49	(0.26)	126
2009	7.06	(0.01)	2.03	2.02	(0.01)	–	–	(0.01)	0.01	9.08	28.75	7,365	2.03	2.03	1.49	(0.20)	216
2008	9.99	0.02	(2.96)	(2.94)	(0.01)	–	–	(0.01)	0.02	7.06	(29.27)	14,059	2.05	2.04	1.49	0.31	397
Royce Focus Value Fund – Service Class [a]
2012	$13.75	$0.06	$1.20	$1.26	$(0.27)	$(0.00)	$–	$(0.27)	$–	$14.74	$9.20%	$8,875	2.05%	2.05%	1.35%	0.35%	21%
2011	16.59	(0.05)	(2.25)	(2.30)	–	(0.54)	–	(0.54)	–	13.75	(13.88)	8,727	1.97	1.97	1.49	(0.31)	25
2010	14.82	(0.06)	2.30	2.24	(0.06)	(0.41)	–	(0.47)	–	16.59	15.16	8,942	1.95	1.95	1.49	(0.32)	31
2009	10.00	0.00	5.31	5.31	(0.05)	(0.44)	–	(0.49)	–	14.82	53.27 [1]	4,796	2.97 [2]	2.97 [2]	1.49 [2]	0.17 [2]	21
Royce Partners Fund – Service Class [b]
2012	$10.37	$0.04	$2.10	$2.14	$(0.01)	$(0.46)	$–	$(0.47)	$–	$12.04	20.74%	$2,083	4.83%	4.83%	1.35%	0.33%	31%
2011	13.15	(0.03)	(1.52)	(1.55)	(0.05)	(1.18)	–	(1.23)	–	10.37	(11.66)	1,682	4.25	4.25	1.49	(0.25)	44
2010	11.56	(0.01)	2.14	2.15	(0.16)	(0.41)	–	(0.57)	0.01	13.15	18.74	1,771	3.72	3.72	1.49	(0.10)	38
2009	10.00	(0.05)	1.61	1.56	–	–	–	–	–	11.56	15.60[1]	1,501	5.27 [2]	5.27 [2]	1.49 [2]	(0.71)[2]	14
Royce Opportunity Select Fund – Investment Class [c]
2012	$10.33	$0.07	$3.50	$3.57	$(0.13)	$(0.96)	$–	$(1.09)	$–	$12.81	35.14%	$3,198	0.29%[2]	0.29%[2]	0.25%[2]	0.64%[2]	196%
2011	12.99	0.01	(2.26)	(2.25)	(0.02)	(0.39)	–	(0.41)	–	10.33	(17.14)	2,102	1.14	1.14	1.14	0.08	299
2010	10.00	(0.43)	3.42	2.99	–	–	–	–	–	12.99	29.90 [1]	1,913	4.01 [1]	4.01 [1]	4.01 [1]	(3.79)[1]	95
Royce Global Dividend Value Fund – Service Class [d]
2012	$8.39	$0.17	$1.71	$1.88	$(0.17)	$–	$–	$(0.17)	$–	$10.10	22.52%	$6,708	2.86%	2.86%	1.69%	1.72%	36%
2011	10.00	0.08	(1.62)	(1.54)	(0.07)	(0.01)	–	(0.08)	0.01	8.39	(15.37)[1]	6,135	3.47 [2]	3.47 [2]	1.69 [2]	1.10 [2]	20
Royce International Micro-Cap Fund – Service Class [d]
2012	$7.72	$0.13	$0.92	$1.05	$(0.16)	$–	$–	$(0.16)	$–	$8.61	13.59%	$4,603	3.90%	3.90%	1.69%	1.63%	62%
2011	10.00	0.10	(2.26)	(2.16)	(0.12)	–	(0.01)	(0.13)	0.01	7.72	(21.51)[1]	3,572	3.92 [2]	3.92 [2]	1.69 [2]	1.08 [2]	71
Royce International Premier Fund – Service Class [d]
2012	$8.26	$0.12	$1.81	$1.93	$(0.18)	$–	$–	$(0.18)	$–	$10.01	23.40%	$6,444	3.54%	3.54%	1.69%	1.18%	103%
2011	10.00	0.05	(1.73)	(1.68)	(0.06)	(0.00)	(0.01)	(0.07)	0.01	8.26	(16.75)[1]	4,090	3.77 [2]	3.77 [2]	1.69 [2]	0.67 [2]	42
Royce Special Equity Multi-Cap Fund – Investment Class [e]
2012	$11.54	$0.12	$0.22	$0.34	$(0.14)	$(0.10)	$–	$(0.24)	$–	$11.64	3.00%[1]	$34,375	1.19%[2]	1.19%[2]	1.16%[2]	1.55%[2]	14%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2012 Annual Report to Shareholders | 85

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Multi-Cap Fund – Service Class [f]
2012	$10.64	$0.13	$1.10	$1.23	$(0.09)	$(0.10)	$–	$(0.19)	$–	$11.68	11.62%	$43,690	1.51%	1.51%	1.36%	1.15%	14%
2011	10.00	0.06	0.65	0.71	(0.06)	(0.02)	–	(0.08)	0.01	10.64	7.20 [1]	36,811	1.97 [2]	1.97 [2]	1.39 [2]	1.45 [2]	5
Royce Special Equity Multi-Cap Fund – Institutional Class [g]
2012	$11.83	$0.10	$(0.03)	$0.07	$(0.16)	$(0.10)	$–	$(0.26)	$–	$11.64	0.61%[1]	$30,905	1.21%[2]	1.21%[2]	1.04%[2]	1.76%[2]	14%

[1]	Not annualized
[2]	Annualized
[a]	The Fund commenced operations on March 2, 2009.
[b]	The Fund commenced operations on April 28, 2009.
[c]	The Fund commenced operations on September 1, 2010.
[d]	The Fund commenced operations on January 3, 2011.
[e]	The Class commenced operations on March 1, 2012.
[f]	The Class commenced operations on January 3, 2011.
[g]	The Class commenced operations on April 18, 2012.

86 | The Royce Funds 2012 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Select Fund I, Royce Micro-Cap Discovery Fund, Royce Financial Services Fund, Royce Select Fund II, Royce Global Select Long/Short Fund, Royce European Smaller-Companies Fund, Royce Enterprise Select Fund, Royce SMid-Cap Value Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Opportunity Select Fund, Royce Global Dividend Value Fund, Royce International Micro-Cap Fund, Royce International Premier Fund and Royce Special Equity Multi-Cap Fund (the “Fund” or “Funds”), are fifteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Effective May 1, 2012, Royce Discovery Fund became Royce Micro-Cap Discovery Fund, Royce Global Select Fund became Royce Global Select Long/Short Fund and Royce SMid-Cap Select Fund became Royce Enterprise Select Fund.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     At December 31, 2012, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Select Fund I	11%	Royce Enterprise Select Fund	79%	Royce Global Dividend Value Fund	12%
Royce Micro-Cap Discovery Fund	45%	Royce SMid-Cap Value Fund	37%	Royce International Micro-Cap Fund	39%
Royce Financial Services Fund	13%	Royce Focus Value Fund	73%	Royce International Premier Fund	22%
Royce Select Fund II	47%	Royce Partners Fund	80%
Royce Global Select Long/Short Fund	14%	Royce Opportunity Select Fund	62%

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) or at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedules of Investments.

Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2012. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

The Royce Funds 2012 Annual Report to Shareholders | 87

Notes to Financial Statements (continued)

Valuation of Investments (continued):

	Level 1	Level 2	Level 3	Total
Royce Select Fund I
Common Stocks	$43,210,772	$3,104,349	$–	$46,315,121
Cash Equivalents	–	3,611,000	–	3,611,000
Royce Micro-Cap Discovery Fund
Common Stocks	4,270,612	–	–	4,270,612
Cash Equivalents	–	211,000	–	211,000
Royce Financial Services Fund
Common Stocks	12,291,277	3,989,301	–	16,280,578
Cash Equivalents	–	342,000	–	342,000
Royce Select Fund II
Common Stocks	2,666,561	844,144	–	3,510,705
Cash Equivalents	–	373,000	–	373,000
Royce Global Select Long/Short Fund
Common Stocks	2,930,557	16,202,189	–	19,132,746
Cash Equivalents	–	3,386,000	–	3,386,000
Royce European Smaller-Companies Fund
Common Stocks	–	15,205,189	–	15,205,189
Cash Equivalents	–	556,000	–	556,000
Royce Enterprise Select Fund
Common Stocks	1,010,391	47,424	–	1,057,815
Cash Equivalents	–	243,000	–	243,000
Royce SMid-Cap Value Fund
Common Stocks	7,565,552	2,751,336	–	10,316,888
Cash Equivalents	–	867,000	–	867,000
Royce Focus Value Fund
Common Stocks	6,908,726	1,619,943	–	8,528,669
Fixed Income	111,037	–	–	111,037
Cash Equivalents	–	257,000	–	257,000
Royce Partners Fund
Common Stocks	1,678,944	351,799	–	2,030,743
Cash Equivalents	–	162,000	–	162,000
Royce Opportunity Select Fund
Common Stocks	2,910,027	–	–	2,910,027
Cash Equivalents	–	325,000	–	325,000
Royce Global Dividend Value Fund
Common Stocks	1,117,352	5,458,480	–	6,575,832
Cash Equivalents	–	175,000	–	175,000
Royce International Micro-Cap Fund
Common Stocks	216,176	4,133,531	2,184	4,351,891
Cash Equivalents	–	364,000	–	364,000
Royce International Premier Fund
Common Stocks	–	6,103,854	–	6,103,854
Cash Equivalents	–	305,000	–	305,000
Royce Special Equity Multi-Cap Fund
Common Stocks	102,680,827	–	–	102,680,827
Cash Equivalents	–	8,706,000	–	8,706,000

Short positions:

	Level 1	Level 2	Level 3	Total
Royce Select Fund II
Common Stocks	$(201,669)	$–	$–	$(201,669)
Fixed Income	(48,472)	–	–	(48,472)
Royce Global Select Long/Short Fund
Common Stocks	(6,065,732)	(344,296)	–	(6,410,028)
Royce Opportunity Select Fund
Common Stocks	(344,531)	–	–	(344,531)

For the year ended December 31, 2012, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Funds recognize transfers between levels as of the end of the reporting period. At December 31, 2012, the following Funds had securities transfer from Level 2 to Level 1 within the fair value hierarchy:

	Transfers from Level 2		Transfers from Level 2
	to Level 1		to Level 1
Royce Global Dividend Value Fund	$139,960	Royce International Micro-Cap Fund	$84,601

88 | The Royce Funds 2012 Annual Report to Shareholders

Valuation of Investments (continued):

Level 3 Reconciliation:
	Balance as of		Realized and Unrealized	Balance as of
	12/31/11	Sales	Gain (Loss)[1]	12/31/12
Royce Select Fund II
Common Stocks	$24,763	$23,626	$(1,137)	$–
Royce Global Select Long/Short Fund
Common Stocks	61,723	0	(61,723)	–
Royce International Micro-Cap Fund
Common Stocks	10,717	5,037	(3,496)	2,184

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Short Sales:
     The Funds may sell securities they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

Securities Lending:
     The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     Royce Global Dividend Value Fund pays any dividends from net investment income quarterly and makes any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

The Royce Funds 2012 Annual Report to Shareholders | 89

Notes to Financial Statements (continued)

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 12, 2013. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2012.

Capital Share Transactions (in dollars):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11

Royce Select Fund I
Investment Class	$5,074,208	$3,885,367	$4,672,287	$6,201,698	$(8,680,161)	$(12,849,352)	$1,066,334	$(2,762,287)

Royce Micro-Cap Discovery Fund
Service Class	1,050,076	1,374,528	37,994	1,803	(361,057)	(1,281,347)	727,013	94,984

Royce Financial Services Fund
Service Class	4,612,568	7,530,782	149,100	136,589	(4,633,991)	(5,769,658)	127,677	1,897,713

Royce Select Fund II
Investment Class	6,284	367,444	215,961	553,183	(284,132)	(1,463,114)	(61,887)	(542,487)

Royce Global Select Long/Short Fund
Investment Class	748,210	15,162,769	574,715	1,300,066	(5,166,943)	(3,750,110)	(3,844,018)	12,712,725

Royce European Smaller-Companies Fund
Service Class	3,702,876	13,766,916	219,038	184,460	(7,085,115)	(8,199,685)	(3,163,201)	5,751,691

Royce Enterprise Select Fund
Investment Class	–	70,238	119,819	63,941	(590)	(111,341)	119,229	22,838

Royce SMid-Cap Value Fund
Service Class	4,410,001	10,808,481	–	15,542	(5,023,302)	(4,628,928)	(613,301)	6,195,095

Royce Focus Value Fund
Service Class	701,475	1,859,177	157,460	333,049	(1,353,002)	(704,625)	(494,067)	1,487,601

Royce Partners Fund
Service Class	128,126	263,745	76,833	177,889	(78,236)	(135,008)	126,723	306,626

Royce Opportunity Select Fund
Investment Class	352,527	780,224	227,344	80,562	(9,132)	(148,016)	570,739	712,770

Royce Global Dividend Value Fund
Service Class	1,477,197	8,402,077	109,376	55,187	(2,157,716)	(997,874)	(571,143)	7,459,390

Royce International Micro-Cap Fund
Service Class	1,435,544	8,027,605	78,472	65,597	(905,693)	(2,827,810)	608,323	5,265,392

Royce International Premier Fund
Service Class	2,793,388	5,928,422	76,745	33,706	(1,375,047)	(797,046)	1,495,086	5,165,082

Royce Special Equity Multi-Cap Fund
Investment Class	36,724,835		653,344		(2,544,262)		34,833,917
Service Class	34,106,088	37,414,885	705,194	233,120	(32,520,070)	(1,569,518)	2,291,212	36,078,487
Institutional Class	30,548,000		674,111		(3,182)		31,218,929

90 | The Royce Funds 2012 Annual Report to Shareholders

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11

Royce Select Fund I
Investment Class	280,124	187,707	276,467	379,773	(488,288)	(663,214)	68,303	(95,734)

Royce Micro-Cap Discovery Fund
Service Class	210,468	255,798	7,462	361	(70,120)	(243,232)	147,810	12,927

Royce Financial Services Fund
Service Class	713,267	1,139,664	22,252	24,005	(729,615)	(955,674)	5,904	207,995

Royce Select Fund II
Investment Class	593	27,667	20,866	57,265	(26,289)	(111,010)	(4,830)	(26,078)

Royce Global Select Long/Short Fund
Investment Class	44,803	764,053	33,886	86,729	(312,018)	(209,902)	(233,329)	640,880

Royce European Smaller-Companies Fund
Service Class	388,293	1,255,164	21,926	21,524	(752,653)	(828,541)	(342,434)	448,147

Royce Enterprise Select Fund
Investment Class	–	6,232	11,724	6,702	(59)	(10,332)	11,665	2,602

Royce SMid-Cap Value Fund
Service Class	390,512	904,031	–	1,519	(457,720)	(424,769)	(67,208)	480,781

Royce Focus Value Fund
Service Class	48,418	116,985	10,988	23,960	(91,922)	(45,252)	(32,516)	95,693

Royce Partners Fund
Service Class	11,070	20,712	6,589	17,389	(6,930)	(10,504)	10,729	27,597

Royce Opportunity Select Fund
Investment Class	28,178	59,479	18,773	8,187	(754)	(11,464)	46,197	56,202

Royce Global Dividend Value Fund
Service Class	156,760	838,658	11,645	6,354	(235,478)	(113,895)	(67,073)	731,117

Royce International Micro-Cap Fund
Service Class	170,805	799,332	9,342	8,378	(108,278)	(344,791)	71,869	462,919

Royce International Premier Fund
Service Class	291,121	583,848	7,855	4,017	(150,814)	(92,567)	148,162	495,298

Royce Special Equity Multi-Cap Fund
Investment Class	3,113,219		56,659		(216,520)		2,953,358
Service Class	2,986,622	3,594,359	61,008	22,013	(2,765,871)	(157,093)	281,759	3,459,279
Institutional Class	2,597,051		58,422		(268)		2,655,205

The Royce Funds 2012 Annual Report to Shareholders | 91

Notes to Financial Statements (continued)

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2013, is shown below to the extent that it impacted net expenses for the period ended December 31, 2012. See the Prospectus for contractual waiver expiration dates.
     Effective September 28, 2012, Royce Select Fund I, Royce Select Fund II, Royce Global Select Long/Short Fund, Royce Enterprise Select Fund and Royce Opportunity Select Fund have a traditional management fee structure consistent with the other series of The Royce Fund. Previously, for its services and for paying certain other ordinary expenses, Royce received from each Fund a performance fee of 12.5% of each Fund’s pre-fee total return, subject to a high watermark test. Royce will waive its compensation for services provided by it under the new agreement until a respective Fund’s pre-fee cumulative return exceeds its pre-fee total return as of the day on which a fee was last accrued under its former Investment Advisory Agreement, and agrees to reimburse certain ordinary operating expenses as well. Royce Enterprise Select Fund and Royce Opportunity Select Fund reached their high watermarks on December 11, 2012 and December 18, 2012, respectively. For the period ended December 31, 2012, Royce Enterprise Select Fund accrued $9,027 in performance fees. All other funds did not accrue a performance fee.

	Annual contractual	Committed net annual			Period ended
	advisory fee as a	operating expense ratio cap			December 31, 2012[3]
	percentage of	Investment	Service	Institutional	Net advisory	Advisory
	average net assets[1]	Class[2]	Class[2]	Class[2]	fees	fees waived
Royce Select Fund I	1.00%	1.24%	N/A	N/A	$–	$–
Royce Micro-Cap Discovery Fund	1.00%	N/A	1.49%	N/A	–	40,704
Royce Financial Services Fund	1.00%	N/A	1.49%	N/A	98,278	59,875
Royce Select Fund II	1.25%	1.49%	N/A	N/A	–	–
Royce Global Select Long/Short Fund	1.25%	1.49%	N/A	N/A	–	–
Royce European Smaller-Companies Fund	1.25%	N/A	1.69%	N/A	125,570	69,160
Royce Enterprise Select Fund	1.00%	1.24%	N/A	N/A	9,027	701
Royce SMid-Cap Value Fund	1.00%	N/A	1.35%	N/A	48,954	60,754
Royce Focus Value Fund	1.00%	N/A	1.35%	N/A	26,874	62,935
Royce Partners Fund	1.00%	N/A	1.35%	N/A	–	19,070
Royce Opportunity Select Fund	1.00%	1.24%	N/A	N/A	29	1,056
Royce Global Dividend Value Fund	1.25%	N/A	1.69%	N/A	5,062	75,284
Royce International Micro-Cap Fund	1.30%	N/A	1.69%	N/A	–	54,549
Royce International Premier Fund	1.25%	N/A	1.69%	N/A	–	52,466
Royce Special Equity Multi-Cap Fund	1.00%	N/A	1.39%	1.04%	786,233	26,071

[1]
From a base annual rate of 1.00% (1.25% for Royce Select Fund II, Royce Global Select Long/Short Fund, Royce European Smaller-Companies Fund, Royce Global Dividend Value Fund and Royce International Premier Fund; 1.30% for Royce International Micro-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds are reduced by the indicated amount at the following breakpoints applicable to a Fund's net assets in excess of $2 billion: more than $2 billion to $4 billion - .05% per annum; more than $4 billion to $6 billion - .10% per annum; over $6 billion - .15% per annum.

[2]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.
[3]	Includes performance fees for Royce Enterprise Select Fund.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Period ended December 31, 2012
	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Micro-Cap Discovery Fund – Service Class	0.25%	$10,176	$–
Royce Financial Services Fund – Service Class	0.25%	39,538	–
Royce European Smaller-Companies Fund – Service Class	0.25%	38,946	–
Royce SMid-Cap Value Fund – Service Class	0.25%	27,427	–
Royce Focus Value Fund – Service Class	0.25%	22,452	–
Royce Partners Fund – Service Class	0.25%	4,768	–
Royce Global Dividend Value Fund – Service Class	0.25%	16,069	–
Royce International Micro-Cap Fund – Service Class	0.25%	10,070	420
Royce International Premier Fund – Service Class	0.25%	9,234	1,259
Royce Special Equity Multi-Cap Fund – Service Class	0.25%	90,330	17,205

92 | The Royce Funds 2012 Annual Report to Shareholders

Purchases and Sales of Investment Securities:
     For the period ended December 31, 2012, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

			Short	Purchases to
	Purchases	Sales	Sales	Cover Short Sales
Royce Select Fund I	$23,493,669	$25,759,167	$–	$–
Royce Micro-Cap Discovery Fund	4,051,986	3,306,435	–	–
Royce Financial Services Fund	4,062,792	4,398,163	–	–
Royce Select Fund II	3,405,802	3,735,373	596,040	548,342
Royce Global Select Long/Short Fund	10,157,605	17,102,145	7,592,187	3,793,536
Royce European Smaller-Companies Fund	3,208,209	6,806,476	–	–
Royce Enterprise Select Fund	1,232,773	1,227,525	–	–
Royce SMid-Cap Value Fund	4,579,264	5,819,220	–	–
Royce Focus Value Fund	1,831,625	2,263,756	–	–
Royce Partners Fund	665,175	577,949	–	–
Royce Opportunity Select Fund	2,574,691	2,536,152	1,829,896	1,723,893
Royce Global Dividend Value Fund	2,258,104	2,820,293	–	–
Royce International Micro-Cap Fund	2,792,536	2,436,328	–	–
Royce International Premier Fund	5,297,849	4,087,319	–	–
Royce Special Equity Multi-Cap Fund	73,862,028	10,722,527	–	–

Class Specific Expenses:
     Class specific expenses, for Funds with multiple classes, were as follows for the period ended December 31, 2012:

							Class Level
					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Special Equity Multi-Cap Fund –
Investment Class	$–	$8,577	$1,412	$16,458	$(2)	$26,445	$–
Royce Special Equity Multi-Cap Fund –
Service Class	90,330	44,652	10,999	15,271	(27)	161,225	33,989
Royce Special Equity Multi-Cap Fund –
Institutional Class	–	5,960	33	15,333	–	21,326	21,325
	90,330	59,189	12,444	47,062	(29)		55,314

Tax Information:
     At December 31, 2012, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Select Fund I	$42,475,523	$7,450,598	$8,548,980	$1,098,382
Royce Micro-Cap Discovery Fund	4,298,705	182,907	407,087	224,180
Royce Financial Services Fund	15,059,821	1,562,757	3,184,247	1,621,490
Royce Select Fund II	3,340,734	292,830	464,542	171,712
Royce Global Select Long/Short Fund	15,417,359	691,359	3,063,525	2,372,166
Royce European Smaller-Companies Fund	15,190,444	570,745	2,249,824	1,679,079
Royce Enterprise Select Fund	1,190,879	109,936	120,239	10,303
Royce SMid-Cap Value Fund	10,949,121	234,767	1,046,328	811,561
Royce Focus Value Fund	7,775,686	1,121,020	1,554,169	433,149
Royce Partners Fund	1,928,155	264,588	337,371	72,783
Royce Opportunity Select Fund	2,488,842	401,654	543,637	141,983
Royce Global Dividend Value Fund	6,816,303	(65,471)	687,400	752,871
Royce International Micro-Cap Fund	5,030,621	(314,730)	355,004	669,734
Royce International Premier Fund	6,122,609	286,245	438,159	151,914
Royce Special Equity Multi-Cap Fund	107,847,826	3,539,001	6,592,490	3,053,489

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, dividends accrued from Real Estate Investment Trusts, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

The Royce Funds 2012 Annual Report to Shareholders | 93

Notes to Financial Statements (continued)

Tax Information (continued):
     Distributions during the periods ended December 31, 2012 and 2011, were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains		Return of Capital
	2012	2011	2012	2011	2012	2011
Royce Select Fund I	$1,075,598	$–	$3,765,809	$6,464,732	$–	$–
Royce Micro-Cap Discovery Fund	40,240	1,952	–	–	–	–
Royce Financial Services Fund	153,360	139,894	–	–	–	–
Royce Select Fund II	165,593	18,504	50,409	534,679	–	–
Royce Global Select Long/Short Fund	610,348	466,147	–	881,177	–	–
Royce European Smaller-Companies Fund	225,920	191,729	–	–	–	–
Royce Enterprise Select Fund	60,711	38,837	59,108	25,104	–	–
Royce SMid-Cap Value Fund	–	16,431	–	–	–	–
Royce Focus Value Fund	156,029	1,657	1,618	331,392	–	–
Royce Partners Fund	41,598	94,281	35,844	83,848	–	–
Royce Opportunity Select Fund	203,478	80,562	29,102	–	–	–
Royce Global Dividend Value Fund	109,924	55,267	–	–	–	–
Royce International Micro-Cap Fund	79,547	63,419	–	–	–	3,157
Royce International Premier Fund	76,745	29,268	–	–	–	4,438
Royce Special Equity Multi-Cap Fund	1,157,045	235,969	890,864	–	–	–

     The tax basis components of distributable earnings at December 31, 2012, were as follows:

					Qualified
					Late Year
		Undistributed			Ordinary
		Long-Term			and
	Undistributed	Capital Gains or	Capital Loss	Net Unrealized	Post-October	Total	Capital Loss
	Ordinary	(Capital Loss	Carryforward	Appreciation	Loss	Distributable	Carryforward
	Income	Carryforward)	to 12/31/17[1]	(Depreciation)[2]	Deferrals[3]	Earnings	Utilized
Royce Select Fund I	$6,423	$16,004	$–	$7,450,493	$(107)	$7,472,813	$–
Royce Micro-Cap Discovery Fund	–	–	(280,364)	182,909	(146,641)	(244,096)	88,021
Royce Financial Services Fund	91,558	–	(473,820)	1,328,582	(114,275)	832,045	732,189
Royce Select Fund II	19,514	–	–	292,830	(4,129)	308,215	–
Royce Global Select Long/Short
Fund	–	(1,216,724)	–	689,939	(101,218)	(628,003)	–
Royce European Smaller-
Companies Fund	12,717	(659,614)	(1,854,110)	570,348	(51,284)	(1,981,943)	–
Royce Enterprise Select Fund	5,058	15	–	109,934	–	115,007	–
Royce SMid-Cap Value Fund	–	(268,750)	(5,664,728)	234,644	(8,754)	(5,707,588)	–
Royce Focus Value Fund	3,453	(123,732)	–	1,120,993	(63,050)	937,664	–
Royce Partners Fund	8,220	–	–	264,586	(6,982)	265,824	–
Royce Opportunity Select Fund	11,425	–	–	401,655	(1,590)	411,490	–
Royce Global Dividend Value Fund	7,107	(127,865)	–	(65,246)	–	(186,004)	–
Royce International Micro-Cap
Fund	–	(946,163)	–	(314,594)	(6,535)	(1,267,292)	–
Royce International Premier Fund	68	(453,519)	–	286,254	(48,431)	(215,628)	–
Royce Special Equity Multi-Cap
Fund	260,805	724,042	–	3,539,002	–	4,523,849	–

[1]
For Royce Micro-Cap Discovery Fund, this amount represents $276,611 expiring 12/31/17 and $3,753 expiring 12/31/18. For Royce European Smaller-Companies Fund, this amount represents $316,206 expiring 12/31/16 and $1,537,904 expiring 12/31/17. For Royce SMid-Cap Value Fund, this amount represents $1,794,610 expiring 12/31/16 and $3,870,118 expiring 12/31/17. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

[2]
Includes timing differences on foreign currency, recognition of losses on securities sold, mark-to-market of Passive Foreign Investment Companies and investments in Real Estate Investment Trusts and publicly traded partnerships.

[3]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

94 | The Royce Funds 2012 Annual Report to Shareholders

Tax Information (continued):
     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the period ended December 31, 2012, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, Real Estate Investment Trusts, publicly traded partnerships, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid–in
	Income (Loss)	Gain (Loss)	Capital
Royce Select Fund I	$(16,905)	$16,984	$(79)
Royce Micro-Cap Discovery Fund	5,519	(1,694)	(3,825)
Royce Financial Services Fund	72,908	(72,908)	–
Royce Select Fund II	(874)	878	(4)
Royce Global Select Long/Short Fund	32,937	(2,108)	(30,829)
Royce European Smaller-Companies
Fund	2,308	(2,308)	–
Royce Enterprise Select Fund	5	(5)	–
Royce SMid-Cap Value Fund	6,012	772	(6,784)
Royce Focus Value Fund	63,428	(63,428)	–
Royce Partners Fund	(89)	804	(715)
Royce Opportunity Select Fund	10,015	(10,015)	–
Royce Global Dividend Value Fund	(2,915)	3,384	(469)
Royce International Micro-Cap Fund	6,445	(2,718)	(3,727)
Royce International Premier Fund	3,723	(3,723)	–
Royce Special Equity Multi-Cap Fund	–	–	–

     Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2009 – 2012) and has concluded that as of December 31, 2012, no provision for income tax is required in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of
Royce Select Fund I, Royce Micro-Cap Discovery Fund, Royce Financial Services Fund, Royce Select Fund II, Royce Global Select Long/Short Fund, Royce European Smaller-Companies Fund, Royce Enterprise Select Fund, Royce SMid-Cap Value Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Opportunity Select Fund, Royce Global Dividend Value Fund, Royce International Micro-Cap Fund, Royce International Premier Fund and Royce Special Equity Multi-Cap Fund.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Select Fund I, Royce Micro-Cap Discovery Fund, Royce Financial Services Fund, Royce Select Fund II, Royce Global Select Long/Short Fund, Royce European Smaller-Companies Fund, Royce Enterprise Select Fund, Royce SMid-Cap Value Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Opportunity Select Fund, Royce Global Dividend Value Fund, Royce International Micro-Cap Fund, Royce International Premier Fund and Royce Special Equity Multi-Cap Fund (constituting The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 22, 2013

The Royce Funds 2012 Annual Report to Shareholders | 95

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2012, and held for the entire six-month period ended December 31, 2012. Service Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2012, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)
	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/12	12/31/12	Period[1]	7/1/12	12/31/12	Period[1]	Ratio[2]
Investment Class

Royce Select Fund I	$1,000.00	$1,106.08	$6.56	$1,000.00	$1,018.90	$6.29	1.24%
Royce Select Fund II	1,000.00	1,079.35	7.79	1,000.00	1,017.65	7.56	1.49
Royce Global Select
Long/Short Fund	1,000.00	1,102.95	7.88	1,000.00	1,017.65	7.56	1.49
Royce Enterprise Select Fund	1,000.00	1,093.70	6.53	1,000.00	1,018.90	6.29	1.24
Royce Opportunity Select Fund	1,000.00	1,157.57	6.73	1,000.00	1,018.90	6.29	1.24
Royce Special Equity Multi-
Cap Fund	1,000.00	1,047.27	6.18	1,000.00	1,019.10	6.09	1.20

Service Class

Royce Micro-Cap Discovery Fund	1,000.00	1,031.01	7.61	1,000.00	1,017.65	7.56	1.49
Royce Financial Services Fund	1,000.00	1,115.41	7.92	1,000.00	1,017.65	7.56	1.49
Royce European Smaller-
Companies Fund	1,000.00	1,174.74	9.24	1,000.00	1,016.64	8.57	1.69
Royce SMid-Cap Value Fund	1,000.00	1,124.40	7.21	1,000.00	1,018.35	6.85	1.35
Royce Focus Value Fund	1,000.00	1,091.96	7.10	1,000.00	1,018.35	6.85	1.35
Royce Partners Fund	1,000.00	1,124.96	7.21	1,000.00	1,018.35	6.85	1.35
Royce Global Dividend
Value Fund	1,000.00	1,158.32	9.17	1,000.00	1,016.64	8.57	1.69
Royce International Micro-
Cap Fund	1,000.00	1,090.66	8.88	1,000.00	1,016.64	8.57	1.69
Royce International
Premier Fund	1,000.00	1,136.34	9.08	1,000.00	1,016.64	8.57	1.69
Royce Special Equity Multi-
Cap Fund	1,000.00	1,046.40	7.15	1,000.00	1,018.15	7.05	1.39

Institutional Class

Royce Special Equity Multi-
Cap Fund	1,000.00	1,048.62	5.36	1,000.00	1,019.91	5.28	1.04

[1]
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period for all funds existing for the full half-year period).

[2]
Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year. For the Select Funds, the committed net annual operating expense ratio caps under the new Investment Advisory Agreement are used to derive figures in the table.

96 | The Royce Funds 2012 Annual Report to Shareholders

Federal Tax Information

     In January 2013, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2012.

2012 Supplemental Tax Information:

			%	Long-Term Capital
	%	% U.S. Govt	Income Qualifying	Gain Distribution or
Fund	QDI	Income	For DRD	Maximum Allowable (000’s)
Royce Select Fund I	75.95%	N/A	69.11%	$3,766
Royce Micro-Cap Discovery Fund	100.00%	N/A	100.00%	N/A
Royce Financial Services Fund	100.00%	N/A	100.00%	N/A
Royce Select Fund II	26.95%	N/A	19.95%	50
Royce Global Select Long/Short Fund	93.30%	N/A	2.93%	N/A
Royce European Smaller-Companies Fund	100.00%	N/A	0.00%	N/A
Royce Enterprise Select Fund	19.09%	N/A	14.79%	59
Royce SMid-Cap Value Fund	N/A	N/A	N/A	N/A
Royce Focus Value Fund	93.40%	N/A	70.52%	2
Royce Partners Fund	61.76%	N/A	100.00%	36
Royce Opportunity Select Fund	6.81%	N/A	4.73%	29
Royce Global Dividend Value Fund	100.00%	N/A	0.00%	N/A
Royce International Micro-Cap Fund	100.00%	N/A	0.00%	N/A
Royce International Premier Fund	100.00%	N/A	0.00%	N/A
Royce Special Equity Multi-Cap Fund	100.00%	N/A	100.00%	891

Definitions:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit:
     For the year ended December 31, 2012, the following funds had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

		Net Foreign
	Net Foreign	Source Income	Foreign	Foreign
Fund	Source Income	Per Share	Tax	Tax Per Share
Royce Global Select Long/Short Fund	$575,973	$.4666	$56,297	$.0456
Royce European Smaller-Companies Fund	283,736	.1884	58,540	.0389
Royce Global Dividend Value Fund	122,675	.1669	16,865	.0230
Royce International Micro-Cap Fund	83,631	.1630	9,758	.0190
Royce International Premier Fund	75,949	.1767	11,940	.0278

The Royce Funds 2012 Annual Report to Shareholders | 97

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1, President
Age: 73  |  Number of Funds Overseen: 34  |  Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Patricia W. Chadwick, Trustee
Age: 64  |  Number of Funds Overseen: 34  |  Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 74  |  Number of Funds Overseen: 34  |  Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 73  |  Number of Funds Overseen: 34  |  Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 70  |  Number of Funds Overseen: 48  |  Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 73  |  Number of Funds Overseen: 34  |  Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 67  |  Number of Funds Overseen: 48  |  Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 61  |  Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 54  |  Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 54  |  Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 50  |  Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 45  |  Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 53  |  Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

98 | The Royce Funds 2012 Annual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2012, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2012 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
     All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an index of domestic small- to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The returns for the Russell 2500–Financial Services Sector represent those of the financial services companies within the Russell 2500 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.
     The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
     Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Royce Funds may invest up to 25% (100% for Royce Global Select Long/Short Fund, Select Fund II, European Smaller-Companies, Global Dividend Value, International Micro-Cap and International Premier Fund, 35% of Focus Value, Partners, Financial Services and SMid-Cap Value Funds, 10% of Select Fund I and 5% of Special Equity Fund) of their respective assets in foreign securities, which generally may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2012 Annual Report to Shareholders | 99

Notes to Performance and Other Important Information

The Royce Funds
Royce Select Fund I  |  Royce Select Fund II  |  Royce Global Select Long/Short Fund  |  Royce Enterprise Select Fund  |  Royce Opportunity Select Fund

At a Special Meeting of Shareholders held on September 27, 2012, the Funds’ shareholders approved the following:
1. To approve the proposed new Investment Advisory Agreement for each Fund.

	VOTES FOR	VOTES AGAINST	VOTES WITHHELD

Royce Select Fund I	1,315,647	115,714	9,619

Royce Select Fund II	174,880	5,608	0

Royce Global Select Long/Short Fund	878,708	140,610	61,286

Royce Enterprise Select Fund	107,793	0	0

Royce Opportunity Select Fund	171,510	9,398	0

2. To approve the elimination of the fundamental investment restriction that limits investment in the securities of foreign issuers.

	VOTES FOR	VOTES AGAINST	VOTES WITHHELD

Royce Select Fund I	1,362,967	70,140	8,233

100 | The Royce Funds 2012 Annual Report to Shareholders

The Lessons of 40 Years

November 2012 marked the 40th anniversary of Chuck Royce’s management of Royce Pennsylvania Mutual Fund. Forty years is a long time to do anything, of course, so this happy and momentous event has naturally focused our attention on what we have learned from managing portfolios with a small-cap value orientation. More precisely, we thought about what the most significant lessons have been over four full decades in the mutual fund business. Ultimately, three ideas made it to the top of our list.
     The first is the importance of managing risk. Chuck’s formative years running the Fund coincided with the severe bear market of 1973-4, precipitated by the fall of the “Nifty Fifty,” a group of well known large-cap stocks that had previously been thought to be almost impervious to major market corrections (it would not be the last time a group of stocks earned, and lost, that kind of lofty reputation). Chuck’s portfolio shed value as dramatically as most others. The bear market recalled to him one of the central lessons of value investing, one that became integral to his own burgeoning approach—capital preservation is as critical to building strong returns as capital appreciation.
     As the Fund began to recover from the bear market near the end of 1974, Chuck began to concentrate his efforts on finding what he thought were well-managed companies with the financial strength to withstand adversity. A set of criteria soon emerged that he wanted in each portfolio holding. This list included a strong balance sheet, high returns on capital, and the ability to generate free cash flow. He reasoned that companies with these attributes had what it took to better hold their value during difficult periods for the company, its industry, or the economy as a whole.
     The second lesson in some ways grew out of the first. Chuck saw that small-caps, especially in the first two-and-a-half decades of his history with the Fund, were often vulnerable and volatile. Yet within the large and diverse small-cap universe were many conservatively capitalized, effectively managed businesses that performed very well, notably over full market cycle periods. These lengthier spans tended to smooth out some of the inherent volatility to which nearly every company in the asset class was subject to some degree. There was also a benefit to be drawn from seeing how a company performed in both up and down markets, an observation he quickly extended to his own approach. Many styles did well in up markets; others held up in downturns. Chuck wanted an approach that could potentially excel through both up and down phases—through full market cycles, in other words. He decided that an approach that did better in down phases while remaining competitive on the upside would work best in trying to meet that objective. This is how the firm’s emphasis on long-term returns became crucial.
     From this came the importance of patience and absolute returns. Stressing long-term results has often meant that our Funds were out of sync with their benchmarks over short- and/or intermediate-term periods. It also meant that, even when the Funds outpaced their respective benchmarks over market cycle and other long-term performance periods, we still care most about absolute returns. We thoroughly enjoy outperforming our small-cap benchmarks, but we learned early in our tenure that one cannot eat from the table of relative results. Given the choice, we would much prefer doubling our investors’—and our own—money every five to seven years or so to the occasional victory over a small-cap index.
     Anniversaries nearly always lead to a look behind, a gaze through life’s rear-view mirror. As we engage in a review of what has mattered over the years, what pleases us most about our long-term record are the lives that our investments have helped to make better. Close behind is the realization that so much of what was important then remains important now—because it still works.

The thoughts in this essay concerning the stock market are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements.

This page is not part of the 2012 Annual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $35 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for 40 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, four assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees, and shareholders share a common financial goal; our officers, employees and their families currently have approximately $147 million invested in The Royce Funds.

This Review and Report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce InfoLine 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

Item 2.  Code(s) of Ethics.   As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.   Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2012 - $589,919
Year ended December 31, 2011 - $592,797

(b)	Audit-Related Fees:
Year ended December 31, 2012 - $0
Year ended December 31, 2011 - $0

(c)	Tax Fees:
Year ended December 31, 2012 - $276,637 – Preparation of tax returns and excise tax review
Year ended December 31, 2011 - $252,979 – Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2012 - $0
Year ended December 31, 2011 - $0

(e)(1)      Annual Pre-Approval:   On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

            If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

                Interim Pre-Approval:   If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2012 - $276,637
Year ended December 31, 2011 - $252,979

(h)	No such services were rendered during 2012 or 2011.

Item 5.   Audit Committee of Listed Registrants. Not Applicable.

Item 6.   Investments.
(a)  See Item 1.

(b)  Not Applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not Applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  Not Applicable

Item 10.   Submission of Matters to a Vote of Security Holders.  Not Applicable.

Item 11.   Controls and Procedures.

(a)  Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)  Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits.  Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY: /s/ Charles M. Royce
Charles M. Royce
President

Date: March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY: /s/ Charles M. Royce	BY: /s/ John D. Diederich
Charles M. Royce	John D. Diederich
President	Chief Financial Officer

Date: March 1, 2013	Date: March 1, 2013